                      INFORMATION TECHNOLOGY SERVICES AGREEMENT

                                       between

                           UNITED HEALTHCARE SERVICES, INC.

                                         and

                                  UNISYS CORPORATION

                                     dated as of

                                     June 1, 1996

                                  TABLE OF CONTENTS

                                                                      Page
ARTICLE 1.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 2.   TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

ARTICLE 3.   BASE SERVICES . . . . . . . . . . . . . . . . . . . . . . . .   9
      3.01   Generally . . . . . . . . . . . . . . . . . . . . . . . . . .   9
      3.02   Changes to the Services . . . . . . . . . . . . . . . . . . .   9
      3.03   Systems Software. . . . . . . . . . . . . . . . . . . . . . .   9
      3.04   Systems Software Maintenance. . . . . . . . . . . . . . . . .   9
      3.05   Additional Third Party Software . . . . . . . . . . . . . . .   9
      3.06   New Releases, Modifications and Versions of Systems Software.  10
      3.07   Licenses and Permits. . . . . . . . . . . . . . . . . . . . .  11
      3.08   Changes in Law and Regulations. . . . . . . . . . . . . . . .  11
      3.09   Strategic Plan and Product Standards. . . . . . . . . . . . .  11
      3.10   Manufacturers' Warranties . . . . . . . . . . . . . . . . . .  12
      3.11   Supplies. . . . . . . . . . . . . . . . . . . . . . . . . . .  12
      3.12   Hardware Currency . . . . . . . . . . . . . . . . . . . . . .  12
      3.13   Changes in Scope of Services. . . . . . . . . . . . . . . . .  12
      3.14   Changes to Base Charges . . . . . . . . . . . . . . . . . . .  12
      3.15   Software Manuals. . . . . . . . . . . . . . . . . . . . . . .  12
      3.16   Dedicated Logical Environments. . . . . . . . . . . . . . . .  12
      3.17   Assets. . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
      3.18   Variable Pricing Mechanism. . . . . . . . . . . . . . . . . .  13

ARTICLE 4.   TRANSITION. . . . . . . . . . . . . . . . . . . . . . . . . .  13
      4.01   Transition Services . . . . . . . . . . . . . . . . . . . . .  13
      4.02   Testing Environments. . . . . . . . . . . . . . . . . . . . .  13
      4.03   Transition Acceptance Criteria. . . . . . . . . . . . . . . .  14
      4.04   Transition Plan Changes . . . . . . . . . . . . . . . . . . .  14

ARTICLE 5.   APPLICATION RESOURCES . . . . . . . . . . . . . . . . . . . .  14
      5.01   Application Resources . . . . . . . . . . . . . . . . . . . .  14
      5.02   Application Resource Proposals. . . . . . . . . . . . . . . .  14

ARTICLE 6.   ADDITIONAL SERVICES . . . . . . . . . . . . . . . . . . . . .  15
      6.01   Additional Services . . . . . . . . . . . . . . . . . . . . .  15
      6.02   Third Party Services. . . . . . . . . . . . . . . . . . . . .  15
      6.03   Acquisition and Divestiture . . . . . . . . . . . . . . . . .  15

ARTICLE 7.   CUSTOMER SATISFACTION . . . . . . . . . . . . . . . . . . . .  16
      7.01   Baseline Customer Satisfaction Survey . . . . . . . . . . . .  16
      7.02   Customer Satisfaction Survey. . . . . . . . . . . . . . . . .  16

ARTICLE 8.   PERFORMANCE STANDARDS . . . . . . . . . . . . . . . . . . . .  16
      8.01   Base Services . . . . . . . . . . . . . . . . . . . . . . . .  16
      8.02   New Performance Standards . . . . . . . . . . . . . . . . . .  16
      8.03   Adjustment of Performance Standards . . . . . . . . . . . . .  17
      8.04   Performance Reports . . . . . . . . . . . . . . . . . . . . .  17



      8.05   Root-Cause Analysis . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE 9.   BENCHMARKING. . . . . . . . . . . . . . . . . . . . . . . . .  17

ARTICLE 10.  SERVICE LOCATIONS . . . . . . . . . . . . . . . . . . . . . .  18
      10.01  Service Locations . . . . . . . . . . . . . . . . . . . . . .  18
      10.02  Security Procedures . . . . . . . . . . . . . . . . . . . . .  18
      10.03  Security Relating to Competitors. . . . . . . . . . . . . . .  18
      10.04  Access to Personnel and Resources . . . . . . . . . . . . . .  18

ARTICLE 11.  PROJECT TEAM. . . . . . . . . . . . . . . . . . . . . . . . .  18
      11.01  Executive Committee . . . . . . . . . . . . . . . . . . . . .  18
      11.02  Unisys Account Executive. . . . . . . . . . . . . . . . . . .  19
      11.03  Key Employees . . . . . . . . . . . . . . . . . . . . . . . .  19
      11.04  Project Staff . . . . . . . . . . . . . . . . . . . . . . . .  19
      11.05  Facilities and Equipment. . . . . . . . . . . . . . . . . . .  19
      11.06  Review Meetings . . . . . . . . . . . . . . . . . . . . . . .  20
      11.07  Subcontractors. . . . . . . . . . . . . . . . . . . . . . . .  20
      11.08  Conduct of Unisys Personnel . . . . . . . . . . . . . . . . .  20
      11.09  Conduct of UHS Personnel. . . . . . . . . . . . . . . . . . .  21
      11.10  Non-Competition . . . . . . . . . . . . . . . . . . . . . . .  21

ARTICLE 12.  MANAGEMENT AND CONTROL. . . . . . . . . . . . . . . . . . . .  21
      12.01  Procedures Manual . . . . . . . . . . . . . . . . . . . . . .  21
      12.02  Change Control Procedure. . . . . . . . . . . . . . . . . . .  22
      12.03  Deliverables. . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE 13.  PROPRIETARY RIGHTS. . . . . . . . . . . . . . . . . . . . . .  22
      13.01  UHS Software. . . . . . . . . . . . . . . . . . . . . . . . .  22
      13.02  Unisys Proprietary Software . . . . . . . . . . . . . . . . .  23
      13.03  Unisys Third Party Software . . . . . . . . . . . . . . . . .  23
      13.04  UHS Third Party Software. . . . . . . . . . . . . . . . . . .  24
      13.05  Developed Software. . . . . . . . . . . . . . . . . . . . . .  24
      13.06  Infringement. . . . . . . . . . . . . . . . . . . . . . . . .  24
      13.07  Changes and Upgrades to the Systems . . . . . . . . . . . . .  24
      13.08  Documentation . . . . . . . . . . . . . . . . . . . . . . . .  25
      13.09  Cooperation Upon Divestiture. . . . . . . . . . . . . . . . .  25

ARTICLE 14.  REQUIRED CONSENTS . . . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 15.  UHS RESPONSIBILITIES. . . . . . . . . . . . . . . . . . . . .  25

ARTICLE 16.  REPORTS AND DATA. . . . . . . . . . . . . . . . . . . . . . .  26
      16.01  Ownership of UHS Data . . . . . . . . . . . . . . . . . . . .  26
      16.02  Correction of Errors. . . . . . . . . . . . . . . . . . . . .  26
      16.03  Return of Data. . . . . . . . . . . . . . . . . . . . . . . .  27
      16.04  Reports and Raw Data. . . . . . . . . . . . . . . . . . . . .  27
      16.05  Re-Runs . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
      16.06  Unisys Data Security. . . . . . . . . . . . . . . . . . . . .  27

ARTICLE 17.  CONTINUED PROVISION OF SERVICES . . . . . . . . . . . . . . .  27
      17.01  Disaster Recovery . . . . . . . . . . . . . . . . . . . . . .  27
      17.02  Force Majeure . . . . . . . . . . . . . . . . . . . . . . . .  28
      17.03  Allocation of Resources . . . . . . . . . . . . . . . . . . .  29



ARTICLE 18.  PAYMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . .  29
      18.01  Base Charges. . . . . . . . . . . . . . . . . . . . . . . . .  29
      18.02  Additional Charges. . . . . . . . . . . . . . . . . . . . . .  29
      18.03  Rights of Set off . . . . . . . . . . . . . . . . . . . . . .  29
      18.04  Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .  29
      18.05  Unused Credits. . . . . . . . . . . . . . . . . . . . . . . .  30
      18.06  Adjustment to Charges . . . . . . . . . . . . . . . . . . . .  30
      18.07  Proration . . . . . . . . . . . . . . . . . . . . . . . . . .  30
      18.08  Technology Improvements . . . . . . . . . . . . . . . . . . .  30
      18.09  Technology Developments . . . . . . . . . . . . . . . . . . .  30

ARTICLE 19.  PAYMENT SCHEDULE. . . . . . . . . . . . . . . . . . . . . . .  30
      19.01  Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
      19.02  Detailed Invoices . . . . . . . . . . . . . . . . . . . . . .  31
      19.03  Time of Payment . . . . . . . . . . . . . . . . . . . . . . .  31
      19.04  Disputed Charges or Credits . . . . . . . . . . . . . . . . .  31

ARTICLE 20.  TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32

ARTICLE 21.  AUDITS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
      21.01  Processing. . . . . . . . . . . . . . . . . . . . . . . . . .  33
      21.02  Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
      21.03  Unauthorized Access . . . . . . . . . . . . . . . . . . . . .  34
      21.04  Record Retention. . . . . . . . . . . . . . . . . . . . . . .  34
      21.05  Access and Reports. . . . . . . . . . . . . . . . . . . . . .  34
      21.06  Audit Software. . . . . . . . . . . . . . . . . . . . . . . .  35
      21.07  Facilities. . . . . . . . . . . . . . . . . . . . . . . . . .  35
      21.08  Third Party Audit . . . . . . . . . . . . . . . . . . . . . .  35

ARTICLE 22.  CONFIDENTIALITY . . . . . . . . . . . . . . . . . . . . . . .  35
      22.01  Confidential Information. . . . . . . . . . . . . . . . . . .  35
      22.02  Attorney-Client Privilege . . . . . . . . . . . . . . . . . .  36
      22.03  Equitable Relief. . . . . . . . . . . . . . . . . . . . . . .  37
      22.04  Unauthorized Acts . . . . . . . . . . . . . . . . . . . . . .  37
      22.05  Legal Action. . . . . . . . . . . . . . . . . . . . . . . . .  37

ARTICLE 23.  REPRESENTATIONS, WARRANTIES AND COVENANTS . . . . . . . . . .  37
      23.01  By UHS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
      23.02  By Unisys . . . . . . . . . . . . . . . . . . . . . . . . . .  38
      23.03  Government Contracts. . . . . . . . . . . . . . . . . . . . .  38
      23.04  Service Level Agreements. . . . . . . . . . . . . . . . . . .  38

ARTICLE 24.  TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . .  38
      24.01  Termination for Convenience . . . . . . . . . . . . . . . . .  38
      24.02  Termination for Sale of Unisys. . . . . . . . . . . . . . . .  39
      24.03  Termination for Material Breach . . . . . . . . . . . . . . .  39
      24.04  Termination for Non-Payment . . . . . . . . . . . . . . . . .  39
      24.05  Termination for Unisys Bankruptcy . . . . . . . . . . . . . .  39
      24.06  Other Terminations. . . . . . . . . . . . . . . . . . . . . .  40

ARTICLE 25.  TERMINATION CHARGE. . . . . . . . . . . . . . . . . . . . . .  40
      25.01  Termination for Convenience . . . . . . . . . . . . . . . . .  40
      25.02  No Additional Charges . . . . . . . . . . . . . . . . . . . .  40



ARTICLE 26.  TERMINATION ASSISTANCE. . . . . . . . . . . . . . . . . . . .  40

ARTICLE 27.  EXIT PLAN . . . . . . . . . . . . . . . . . . . . . . . . . .  41

ARTICLE 28.  DISPUTE RESOLUTION. . . . . . . . . . . . . . . . . . . . . .  42
      28.01  Account Executives. . . . . . . . . . . . . . . . . . . . . .  42
      28.02  Executive Committee . . . . . . . . . . . . . . . . . . . . .  42
      28.03  Binding Arbitration . . . . . . . . . . . . . . . . . . . . .  42
      28.04  Continuity of Services. . . . . . . . . . . . . . . . . . . .  42

ARTICLE 29.  INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . .  42
      29.01  By UHS. . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
      29.02  By Unisys . . . . . . . . . . . . . . . . . . . . . . . . . .  43
      29.03  Indemnification Procedures. . . . . . . . . . . . . . . . . .  43

ARTICLE 30.  DAMAGES . . . . . . . . . . . . . . . . . . . . . . . . . . .  44
      30.01  Direct Damages. . . . . . . . . . . . . . . . . . . . . . . .  44
      30.02  Consequential Damages . . . . . . . . . . . . . . . . . . . .  45
      30.03  Performance Credits . . . . . . . . . . . . . . . . . . . . .  45

ARTICLE 32.  TRANSITIONED EMPLOYEES. . . . . . . . . . . . . . . . . . . .  47
      32.01  Letter Agreement. . . . . . . . . . . . . . . . . . . . . . .  47
      32.02  Unisys Employee Leasing . . . . . . . . . . . . . . . . . . .  47
      32.03  Credit Mechanism. . . . . . . . . . . . . . . . . . . . . . .  47
      32.04  Replacement of Leased Employees . . . . . . . . . . . . . . .  48

ARTICLE 33.  MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . .  48
      33.01  Assignment and Change of Control. . . . . . . . . . . . . . .  48
      33.02  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
      33.03  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . .  49
      33.04  Headings. . . . . . . . . . . . . . . . . . . . . . . . . . .  49
      33.05  Relationship. . . . . . . . . . . . . . . . . . . . . . . . .  49
      33.06  Consents, Approvals and Requests. . . . . . . . . . . . . . .  49
      33.07  Severability. . . . . . . . . . . . . . . . . . . . . . . . .  50
      33.08  Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
      33.09  Publicity . . . . . . . . . . . . . . . . . . . . . . . . . .  50
      33.10  Entire Agreement. . . . . . . . . . . . . . . . . . . . . . .  50
      33.11  Amendments. . . . . . . . . . . . . . . . . . . . . . . . . .  50
      33.12  Governing Law . . . . . . . . . . . . . . . . . . . . . . . .  50
      33.13  Survival. . . . . . . . . . . . . . . . . . . . . . . . . . .  50
      33.14  Third Party Beneficiaries . . . . . . . . . . . . . . . . . .  51
      33.15  Covenant of Further Assurances. . . . . . . . . . . . . . . .  51
      33.16  Solicitation. . . . . . . . . . . . . . . . . . . . . . . . .  51
      33.17  Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . .  51

                                   LIST OF EXHIBITS

Exhibit 1    Base Services
Exhibit 2    Applications Software
Exhibit 3    Systems Software
Exhibit 4    Transition Plan
Exhibit 5    Performance Credits
Exhibit 6    Hardware Inventory
Exhibit 7    Customer Satisfaction Survey
Exhibit 8    Service Locations
Exhibit 9    Key Employees
Exhibit 10   UHS Competitors
Exhibit 11   Charges
Exhibit 12   Disaster Recovery Services and Critical Applications
Exhibit 13   Audit Procedures
Exhibit 14   UHS Travel Expense Policy
Exhibit 15   Subcontractors
Exhibit 16   Termination Assistance Services
Exhibit 17   Termination Charges
Exhibit 18   Application Resource Request and Rates
Exhibit 19   Resource Usage Reports and Data
Exhibit 20   Form of Performance Report
Exhibit 21   Strategic Plan
Exhibit 22   Procedures Manual Outline
Exhibit 23   Change Control Procedures Outline
Exhibit 24   UHS Affiliates
Exhibit 25   Deliverables
Exhibit 26   Service Level Agreements and Performance Standards
Exhibit 27   U.S.  Government Contract Requirements
Exhibit 28   Transitioned Employee Letter Agreement
Exhibit 29   UHS Employee List
Exhibit 30   COLA
Exhibit 31   Variable Pricing Mechanism
Exhibit 32   UHS Confidential Information standard of care

             INFORMATION TECHNOLOGY SERVICES AGREEMENT, dated as of June 1, 1996, by and between UNITED HEALTHCARE SERVICES, INC. and UNISYS CORPORATION. Capitalized terms not otherwise defined herein have the meanings set forth in
ARTICLE 1.

                                 W I T N E S S E T H:

             WHEREAS, UHS and Unisys have engaged in extensive negotiations and discussions that have culminated in the formation of the relationship to provide information technology services according to Performance Standards and according to the terms and conditions as described in this Agreement.

             NOW, THEREFORE, for and in consideration of the agreements of the parties set forth below, UHS and Unisys agree as follows:

ARTICLE 1.   DEFINITIONS.

             The following defined terms shall have the meanings specified below:

             (1) "ACCOUNT EXECUTIVES" shall mean the Unisys Account Executive and the UHS Account Executive, collectively.

             (2) "ADDITIONAL CHARGES" shall mean the fees described in an Additional Services Schedule.

             (3) "ADDITIONAL SERVICES" shall mean those services requested by UHS and provided by Unisys that are outside the scope of the Base Services.

             (4) "ADDITIONAL SERVICES PROPOSAL" shall mean the proposal, submitted by Unisys in response to UHS' request for the performance of an Additional Service, containing a description of the scope and functionality of such Additional Service and an estimate, as may be applicable, of the computing, communications, human resources, capacity requirements and costs necessary to develop and implement such Additional Service.

             (5) "ADDITIONAL SERVICES SCHEDULE" shall mean, in the event that UHS elects to have Unisys perform an Additional Service, a written agreement executed by UHS and Unisys.

             (6) "AFFILIATE" shall mean, with respect to a Party, any entity controlled, controlling or under common control with that Party, and, additionally, with respect to UHS, those entities shown on
             EXHIBIT 24.

             (7) "AGENTS" shall mean with respect to a party, such party's directors, officers, employees, agents, subcontractors and other representatives.

             (8) "AGREEMENT" shall mean this Information Technology Services Agreement, dated June 1, 1996, by and between UHS and Unisys, its Exhibits and Attachments, as may be amended by the Parties from time to time.

             (9)    "AGREEMENT DATE" shall mean June 1, 1996.

             (10) "APPLICATION GIGABYTES" shall mean the allocated disk space, measured in gigabytes, that represents UHS' billable portion of the installed DASD.

             (11) "APPLICATION HOURS" shall mean the CPU time that represents UHS' billable portion of CPU consumption.

             (13)   "APPLICATIONS SOFTWARE" shall mean the software set forth in
             Exhibit 2.

             (14) "APPLICATION TAPE MOUNTS" shall mean the tape mounts that represent UHS' billable portion of tape mounts.

             (15)   "BACKUP FACILITY" shall have the meaning set forth in
             SECTION 17.01.

             (16) "BASE CHARGES" shall mean the fees for the Base Services set forth in EXHIBIT 11.

             (17) "BASELINE" shall mean the specified quantity of resources included in the Base Charges set forth in EXHIBIT 11.

             (18) "BASE PERFORMANCE STANDARDS" shall mean the performance standards described in EXHIBIT 1 for the Base Services, as may be adjusted pursuant to SECTION 8.03.

             (19) "BASE SERVICES" shall mean the services and obligations (a) set forth in EXHIBIT 1 and (b) otherwise identified in this Agreement as being Base Services.

             (20) "CHANGE(S)" shall mean all changes to the Systems and the Services that would materially alter the functionality or technical environment of the Systems.

             (21) "CHANGE CONTROL PROCEDURES" shall mean the written procedures for handling and implementing Changes as approved by UHS.

             (22) "CHARGES" shall mean the Base Charges and the Additional Charges, collectively.

             (23) "CONFIDENTIAL INFORMATION" of a Party shall mean (a) all confidential or proprietary information of either Party that is marked as such, (b) other information of UHS, its Affiliates or their customers that is not permitted to be disclosed to third parties under applicable local law or regulation and (c) the terms of this Agreement, including all related documentation used or created by the Parties.

             (24) "CONTRACT YEAR" shall mean each 12-month period commencing on the Effective Date or any anniversary of the Effective Date during the Term.

             (25) "CRITICAL DUPLICATIONS" shall mean those applications set forth in EXHIBIT 12 as may be updated by UHS from time to time during the Term.

             (26)   "DEFAULT CURE PERIOD" shall have the meaning set forth in
             SECTION 24.04.

             (27)   "DEFAULT NOTICE" shall have the meaning set forth in
             SECTION 24.04.

             (28)   "DEVELOPED SOFTWARE" shall have the meaning set forth in
             SECTION 13.05.

             (29) "DEVELOPED SOFTWARE AGREEMENT" shall have the meaning set forth in SECTION 13.05.

             (30)   "DIRECT DAMAGES CAP" shall have the meaning set forth in
             SECTION 30.01.

             (31) "DISASTER" shall mean any event including, without limitation, a Force Majeure Event, which (a) causes one or more of the Critical Applications to be unavailable at any UHS Service Location or (b) is generally referred to as a disaster in the health insurance or managed health care industries.

             (32) "DOCUMENTATION" shall mean all documentation, written materials, work papers, configurations, manuals (including the Procedures Manual and the Change Control Procedures) and other work product prepared by or on behalf of Unisys or otherwise used by Unisys or its Agents in connection with providing the Services.

             (33)   "EFFECTIVE DATE" shall mean June 1, 1996.

             (34)   "EXECUTIVE COMMITTEE" shall mean the committee comprised of
             (a) two members of UHS' executive management staff, appointed by UHS, and (b) two members of Unisys executive management staff, appointed by Unisys.

             (35) "FORCE MAJEURE EVENT" shall mean any failure or delay caused, directly or indirectly, by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, sabotage, civil disorders, rebellions or revolutions in the United States or any other similar cause beyond the reasonable control of a Party and without the fault or negligence of such Party.

             (36) "INDEMNIFYING PARTY" shall mean the Party to whom the Indemnitee shall give notice of a claim that is covered by SECTION
             29.01 or SECTION 29.02.

             (37) "INDEMNITEE" shall mean the party against whom a third party makes a claim covered by SECTION 29.01 or SECTION 29.02 with respect to which such Party seeks indemnification.

             (38) "KEY EMPLOYEE(S)" shall mean the employees who are set forth on EXHIBIT 9 as may be updated pursuant to SECTION 11.03(1).

             (39) "MACHINES" shall mean the UHS Machines and the Unisys Machines, collectively.

             (40) "MODIFICATION" shall mean small extensions or enhancements that do not add significant economic value.

             (41) "MODULE" shall mean the scope of services related to certain technology sets; as of the Effective Date, the three Modules are the UNIX, Unisys and IBM mainframes.

             (42) "NEW PERFORMANCE STANDARDS" shall have the meaning set forth in SECTION 8.02.

             (43)   "PARTY" shall mean either UHS or Unisys, as the case may be.

             (44) "PERFORMANCE CREDIT(S)" shall mean, in the event of a failure to provide the Services in accordance with the Performance Standards, the performance credits incurred by Unisys to be applied against the Charges identified in and according to the schedule set forth in EXHIBIT 5.

             (45) "PERFORMANCE STANDARDS" shall mean the Base Performance Standards and the New Performance Standards, collectively.

             (46) "PRIVILEGED WORK PRODUCT" shall mean certain documents, data and databases created by Unisys and its Agents for UHS and its Affiliates and all associated communications thereto subject to the attorney-client privilege.

             (47) "PROCEDURES MANUAL" shall mean the operating procedures manual prepared by Unisys in the form and scope agreed upon by UHS and Unisys which establishes the procedures pursuant to which policies of UHS and Unisys will be adhered to during the Term.

             (48)   "PROJECT STAFF" shall have the meaning set forth in
             SECTION 11.04.

             (49) "RELEASE" shall mean adding a significant new function to the product, consolidating major maintenance or extensions to the prior Release or providing synchronization with new structure in a required corequisite product.

             (50)   "REASONABLE CURRENCY" shall have the meaning set forth in
             SECTION 3.06.

             (51) "REPORT(S)" shall mean those reports (a) prepared by UHS as of the Effective Date and (b) as UHS may reasonably require from time to time during the Term to meet UHS' and its Affiliates' operational requirements.

             (52) "SERVICE LOCATIONS" shall mean those UHS Service Locations and Unisys Service Locations that are set forth in EXHIBIT 8.

             (53) "SERVICES" shall mean the Base Services and the Additional Services, collectively.

             (54) "SOFTWARE" shall mean the Unisys Software, the UHS Software and the Developed Software, collectively.

             (55)   "STRATEGIC PLAN" shall have the meaning set forth in
             SECTION 3.09.

             (56)   "SYSTEMS SOFTWARE" shall mean the software set forth in
             EXHIBIT 3.

             (57) "SYSTEMS" shall mean the Software and the Machines, collectively.

             (58)   "TERM" shall have the meaning set forth in ARTICLE 2.

             (59) "TERMINATION ASSISTANCE SERVICES" shall mean (1) the cooperation of Unisys and its Agents with UHS and its Affiliates in effecting the orderly transfer of the Services to a third party or the resumption of the Services by UHS or its Affiliates upon request by UHS and (2) the performance by Unisys of such services as may be requested by UHS in accordance with EXHIBIT 16, in connection with the transfer of the Services to a third party or the resumption of the Services by UHS or its Affiliates.

             (60)   "TERMINATION CHARGE" shall mean those fees described in
             EXHIBIT 17.

             (61)   "THIRD PARTY SERVICES" shall have the meaning set forth in
             SECTION 6.02.

             (62) "TRANSITION ACCEPTANCE CRITERIA" shall mean the acceptance tests in respect of the Transition Services described in EXHIBIT 4.

             (63) "TRANSITION COMPLETION DATE" shall mean, with respect to any Module, the date UHS and Unisys agree that such Module has been migrated to Unisys, has met all of the Transition Acceptance Criteria for such Module, and is processing on the platform and serial number that relates to the list of Machines on EXHIBIT 6 in accordance with a mutually acceptable transition migration plan.

             (64) "TRANSITION SERVICES" shall mean the migration of the Base Services to Unisys, including the project management, data center migration, network deployment, testing, documentation and related services described in EXHIBIT 4.

             (65)   "TRANSITION SCHEDULE" shall have the meaning set forth in
             SECTION 4.01.

             (66) "TRANSITIONED EMPLOYEES" shall mean any former employees of UHS or its Affiliates hired by Unisys in connection with this Agreement.

             (67) "UHS" shall mean United HealthCare Services, Inc., a Minnesota corporation.

             (68) "UHS ACCOUNT EXECUTIVE" shall mean the individual who is appointed by UHS who shall be solely authorized to act as the primary point of contact for Unisys in dealing with UHS and its Affiliates with respect to each party's obligations under this Agreement and all consents or approvals under this Agreement and to make all requests on behalf of UHS and its Affiliates.

             (69)   "UHS COMPETITORS" shall mean those entities set forth in
             EXHIBIT 10.

             (70) "UHS DATA" shall mean all data and information submitted to Unisys by UHS or its Affiliates in connection with the Services, including data and information derived from that which is submitted to Unisys by UHS or its Affiliates.

             (71) "UHS DATA CENTER" shall mean those UHS data centers that are set forth in EXHIBIT 4.

             (72) "UHS MACHINES" shall mean those machines and equipment which Unisys uses in the provision of the Services and which are owned or leased by UHS and set forth in EXHIBIT 6.

             (73) "UHS PROPRIETARY SOFTWARE" shall mean the software owned by UHS or its Affiliates identified as such and set forth in EXHIBIT 2.

             (74) "UHS SERVICE LOCATIONS" shall mean the service locations owned, leased or under the control of UHS that are set forth in
             EXHIBIT 8.

             (75) "UHS SOFTWARE" shall mean the UHS Proprietary Software, the UHS Third Party Software and any related documentation in UHS' possession on or after the Agreement Date.

             (76) "UHS THIRD PARTY SOFTWARE" shall mean the software licensed or leased by UHS or its Affiliates from a third party which is identified as such and set forth in EXHIBIT 2 and EXHIBIT 3.

             (77) "UNISYS" shall mean Unisys Corporation, a Delaware corporation.

             (78) "UNISYS ACCOUNT EXECUTIVE" shall have the meaning set forth in SECTION 11.02.

             (79) "UNISYS MACHINES" shall mean those machines and equipment owned or leased by Unisys for use in connection with the Services set forth in EXHIBIT 6.

             (80) "UNISYS PROPRIETARY SOFTWARE" shall mean the software identified as such and listed on EXHIBIT 3, as appropriate, and related documentation (a) owned by Unisys prior to the Agreement Date which is used in connection with the Services, (b) of which Unisys acquires ownership after the Agreement Date which is used in connection with the Services, or (c) is developed by or on behalf of Unisys after the Agreement Date for use in connection with the Services that is not UHS Software or Developed Software.

             (81) "UNISYS SERVICE LOCATIONS'' shall mean the service locations owned, leased or under the control of Unisys that are set forth in
             EXHIBIT 8.

             (82) "UNISYS SOFTWARE" shall mean the Unisys Proprietary Software and the Unisys Third Party Software, collectively.

             (83) "UNISYS SYSTEMS" shall mean the Unisys Software and the Unisys Machines, collectively.

             (84) "UNISYS THIRD PARTY SOFTWARE" shall mean all software identified as such and listed in EXHIBIT 3, as appropriate, and related documentation licensed or leased from a third party by Unisys (a) prior to the Agreement Date which will be used in connection with the Services or (b) after the Agreement Date for use in connection with the Services.

             (85) "VERSION" shall mean a major rewrite of the product, one that usually adds substantial new function to the product or represents a major restructuring and overhaul of the underlying software structure.

ARTICLE 2.   TERM.

             The term of this Agreement shall commence on June 1, 1996 and shall continue until 12:00 midnight (Eastern Standard Time) on November 1, 2005, unless terminated earlier pursuant to this Agreement (the "TERM").

ARTICLE 3.   BASE SERVICES.

             3.01 GENERALLY. As of the Effective Date and continuing throughout the Term, Unisys shall provide to UHS and certain Affiliates of UHS the Base Services with respect to the appropriate UHS Data Center. In accordance with the terms of this Agreement, Unisys shall increase or decrease the amount of the Base Services according to UHS' and such Affiliates' demand for the Base Services and at the Charges described in EXHIBIT 11. In performing the Services, Unisys and its Agents shall during the Term use the Unisys Software, UHS Software and such other software as the Parties may agree.

             3.02 CHANGES TO THE SERVICES. Except as may be necessary on an emergency basis to maintain the continuity of the Services, as required pursuant to the Change Control Procedures or as otherwise set forth in this Agreement, Unisys shall not, without UHS' prior consent (which consent shall not be unreasonably withheld), modify the then current (1) composition or nature of the Services or (2) manner in which the Services are provided or delivered.

             3.03 SYSTEMS SOFTWARE. Except as otherwise provided herein, as part of the Base Services, Unisys shall have administrative, operational, maintenance and financial responsibility for the Systems Software.

             3.04 SYSTEMS SOFTWARE MAINTENANCE. As part of the Base Services, Unisys shall provide UHS and its Affiliates with Systems Software maintenance and Systems Software production support services as described in EXHIBIT 1, including but not limited to (1) preventive and corrective maintenance to correct defects and failures in the Systems Software, (2) installing, testing and maintaining upgrades to the Systems Software and any third party systems software and (3) changes, enhancements and replacements of the Systems Software or additional Systems Software, as Unisys deems necessary, in order to perform the Services in accordance with the Performance Standards.

             3.05 ADDITIONAL THIRD PARTY SOFTWARE. UHS may request Unisys to provide additional third party applications or systems software to perform the Services. With respect to such software, Unisys shall use reasonable commercial efforts to secure a license that is either (1) in Unisys name and transferable to UHS or its Affiliates, as agreed to by the Parties, upon the expiration or termination of any Service under this Agreement or (2) in UHS' or its Affiliates' name, as agreed to by the Parties, with Unisys having the right to have access to and use such software to the extent contemplated by this Agreement. Additionally, Unisys shall use reasonable commercial efforts to have included in each such license the right for UHS or its Affiliates, as agreed to by the Parties, and Unisys to attend all user group meetings offered by the software vendor. As part of the Base Services, Unisys shall have administrative, operational, maintenance responsibility for any additional third-party systems software requested by UHS during the Term if such software is identified as System Software. The financial responsibility for the acquisition of such additional third party systems software shall be determined by the Account Executives on a case by case basis.

             3.06   NEW RELEASES, MODIFICATIONS AND VERSIONS OF SYSTEMS
SOFTWARE.

              (1) As part of the Base Services, Unisys shall maintain Reasonable Currency for Modifications and Versions of the Systems Software, unless otherwise agreed to by UHS and Unisys. "Reasonable Currency" shall mean that new Modifications and Versions of the Systems Software shall be installed by Unisys and be operational no later than 12 months following the date the licensor of such software made such Modification or Version generally available to Unisys. Unisys shall perform the installation of new Modifications and Versions, program temporary fixes, perform preventive maintenance and perform other software changes in accordance with the Change Control Procedures. UHS and Unisys shall jointly determine the appropriate level of testing required for such System Software Changes. UHS shall provide maintenance and testing support for Applications Software to allow Unisys to meet upgrade schedules for System Software changes.

             (2) If UHS determines that certain Systems Software requires a migration period during which multiple product levels are supported, Unisys shall advise UHS of the additional charges, if any, associated with the provision of such support and the Parties shall agree on the terms and conditions associated with providing such support. If UHS requests that Unisys delay upgrading any Systems Software, and Unisys is not meeting an affected Performance Standard, UHS shall relieve Unisys from such Performance Standard (as agreed to by the Parties) until such time as such Systems Software is deemed current. In the event that any such Systems Software is no longer supported by the vendor, Unisys may pass through to UHS the incremental maintenance costs in respect of such Systems Software.

             (3) If a Release of Systems Software that is being used by Unisys to support the Services becomes unsupported by the maker of such Systems Software after the Effective Date, and a new Release of such Systems Software exists, Unisys shall, at its cost, maintain Reasonable Currency (as defined in subsection 1) for such Systems Software. If a new Release of Systems Software is available but the old Release is still being supported by the maker of such Systems Software, Unisys shall not have the obligation to maintain Reasonable Currency with respect to such Systems Software, but UHS may request that Unisys maintain Reasonable Currency. If UHS so requests, Unisys shall prepare a cost estimate and UHS shall be responsible for such costs. Unisys shall perform the installation of new Releases, program temporary fixes, perform preventive maintenance and perform other software changes in accordance with the Change Control Procedures. UHS and Unisys shall jointly determine the appropriate level of testing required for System Software Changes.

             3.07 LICENSES AND PERMITS. As part of the Base Services, Unisys shall be responsible for obtaining all governmental licenses, authorizations and permits required by applicable laws and regulations, which Unisys is required to have to perform the Services. Unisys shall have financial responsibility for, and shall pay, all fees and taxes associated with obtaining such governmental licenses, authorizations and permits.

             3.08 CHANGES IN LAW AND REGULATIONS. Each Party shall identify and notify the other Party of changes in applicable laws and regulations and, as part of the Base Services, Unisys shall identify the impact of such changes on its ability to perform and deliver the Services. Unisys shall promptly make any modifications to the Services as are reasonably necessary to perform and deliver the Services in accordance with the Performance Standards as a result of such changes. Unisys shall be responsible for, and shall pay for, the cost of any such modification relating to Unisys business. UHS shall pay for the cost of any such modification relating to UHS' or its Affiliates' businesses. All such modifications shall be effected through the Change Control Procedures.

             3.09 STRATEGIC PLAN AND PRODUCT STANDARDS. Unisys shall comply with UHS' strategic plan with respect to information systems, platforms and product standards (the "STRATEGIC PLAN") existing as of the Effective Date, as set forth in EXHIBIT 21, and as may be modified during the Term. Upon UHS' request, and as part of the Base Services, Unisys shall assist UHS in modifying the Strategic Plan to incorporate alternative technologies, such as hardware and applications software that support comprehensive centralized and decentralized processing correlating to UHS' strategic business direction. Upon UHS' request, Unisys shall assist in the modification of such strategic systems plan in cooperation with a third party consultant designated and paid for by UHS. Notwithstanding any such assistance from Unisys, the adoption of such modifications, in whole or in part, (1) shall be within UHS' sole discretion,
(2) may be considered a Change or an Additional Service and (3) if a Change, may be subject to Additional Charges.

             3.10 MANUFACTURERS' WARRANTIES. As part of the Base Services, Unisys shall without limitation of any of UHS' other rights or remedies, pass through to UHS or its Affiliates, as agreed to by the Parties, whenever such pass through is permitted, the manufacturer's or vendor's warranty on all Machines, Software, or any installation or maintenance services provided in connection with such Machines or Software, and, in the event of any warranty claim, cooperate fully with UHS in asserting such claim against the warrantor.

             3.11 SUPPLIES. As part of the Base Services, Unisys shall provide to UHS such data processing related forms and supplies required for Systems operations. Unisys shall provide magnetic tapes and disc packs, provided that if there is a material change in the Services that affects the volume of data processing related forms and supplies required for Systems operations, the Parties shall negotiate an appropriate adjustment to the Charges.

             3.12 HARDWARE CURRENCY. As part of the Base Services, Unisys shall maintain the Machines under the original manufacturer's specifications for such Machines. In the event such specifications have been or will be discontinued, Unisys shall develop a plan for UHS' approval to replace such Machines within a reasonable time with Machines and equipment providing equal functionality for which maintenance is available.

             3.13 CHANGES IN SCOPE OF SERVICES. Notwithstanding anything to the contrary contained in this Agreement, UHS shall have the right to insource or to contract with a third party to perform any Services subject to SECTION
3.18 and SECTION 24.01.

             3.14 CHANGES TO BASE CHARGES. Any disagreement between the Parties with respect to any adjustments to the Base Charges contemplated by
SECTION 3.13 or SECTION 6.03 shall be resolved in accordance with the dispute resolution procedures set forth in ARTICLE 28.

             3.15 SOFTWARE MANUALS. As part of the Base Services, Unisys will provide, as requested by UHS or its Affiliates, documentation for the Unisys Software set forth in EXHIBIT 3, to the extent that a licensor would normally provide such documentation to a licensee. Any additional documentation required beyond the normal distribution shall be at UHS' expense.

             3.16 DEDICATED LOGICAL ENVIRONMENTS. As part of the Base Services, Unisys shall provide the Services using logical environments (LPARS) dedicated solely to UHS and its Affiliates. Unisys may propose from time to time during the Term that UHS share the same logical environment that is dedicated solely to supporting UHS and its Affiliates with other customers of Unisys. Unisys shall provide to UHS, for UHS' approval, a detailed proposal for such shared environment, including benefits, savings or risks to UHS and its Affiliates during the Term.

             3.17 ASSETS. As soon as possible after the Effective Date, the Parties shall execute an asset purchase agreement in accordance with the following three principles: 1) UHS will continue to make all lease payments under the Comdisco leases until the expiration of those leases; 2) Unisys will purchase, at net book value, those UHS assets set forth in EXHIBIT 6 (including the personal computers and related equipment of the Transitioned Employees set forth on EXHIBIT 29), and apply a monthly credit for the first four years of this Agreement on a pro-rata basis as set forth in EXHIBIT 11; and 3) as part of the Base Services, Unisys shall be financially responsible for all other expenses related to the assets referred to in (1) and (2), including, but not limited to, support and maintenance obligations.

             3.18 VARIABLE PRICING MECHANISM. By the end of 1996, the Parties will jointly develop and implement a revised charge process in accordance with
EXHIBIT 31, which will result in charges based on the usage of computing resources (the "Variable Pricing Mechanism"). The Variable

Pricing Mechanism will (1) include, but is not limited to, Application CPU Minutes, Application Gigabytes and Application Tape Mounts and (2) be broken out by Module. By the end of 1997, the Parties will have completed a joint project to (1) determine the feasibility of implementing a "per member per month" based pricing structure, (2) develop an implementation plan for such per member per month charging, if appropriate, and (3) submit the final results to the Executive Committee for its review. The Executive Committee shall complete its review of the results as soon as reasonably practicable following its receipt of such results. As the Executive Committee deems appropriate, the terms of this Agreement shall be adjusted to give effect to such results.

ARTICLE 4.   TRANSITION.

             4.01 TRANSITION SERVICES. Commencing on the Effective Date, as part of the Base Services, Unisys shall provide the Transition Services in accordance with the schedule (the ''TRANSITION SCHEDULE") mutually determined by the Parties within thirty days of the Agreement Date. Upon completion, the Transition Schedule shall be set forth in EXHIBIT 4.

             4.02 TESTING ENVIRONMENTS. As part of the Base Services, Unisys shall provide mutually acceptable transition services with respect to operation/testing environments. Subject to UHS' approval and where testing with data representative of the production environment is necessary, Unisys may use a copy of such UHS production data as provided by UHS.

             4.03 TRANSITION ACCEPTANCE CRITERIA. As part of the Base Services, UHS and Unisys shall perform the Transition Acceptance Criteria for each Module set forth in EXHIBIT 4.

             4.04 TRANSITION PLAN CHANGES. In the event that the Transition Services are not completed in accordance with the time frames set forth in the Transition Schedule, then the Account Executives shall mutually determine changes to the Transition Schedule, as well as any increased costs or charges related to such changes.

ARTICLE 5.  APPLICATION RESOURCES.

             5.01 APPLICATION RESOURCES. As part of the Services, Unisys shall, upon UHS' request, provide to UHS and its Affiliates access to Unisys specialized technical personnel and resources services (the "APPLICATION RESOURCE POOL") consistent with Unisys other commercial customers receiving substantially similar goods and services (such as Unisys consulting services and technology architects) at the rates set forth in EXHIBIT 18 for the first two years following the Effective Date, for use in connection with new projects or such other services designated by UHS, including enhancement and consulting services.

             5.02 APPLICATION RESOURCE PROPOSALS. UHS may from time to time request that Unisys perform services using the Application Resource Pool. As soon as reasonably practicable after receipt of such a request from UHS and as part of the Base Services, Unisys shall provide to UHS (1) a written description of the work Unisys anticipates performing in connection with such Application Resource Pool, (2) a schedule for commencing and completing such work, (3) the number of person hours included in the Application Resource Pool anticipated to be expended and (4) when appropriate, the software, hardware and human resources and run-time requirements necessary to develop and operate any new applications and the Parties' respective obligations and Unisys charges, if any. In the event UHS elects to have Unisys perform services using the Application Resource Pool, UHS and Unisys shall execute an Application Resource Request. Unisys shall not use any Application Resource Pool until an Application Resource Request in respect of such Application Resource Pool has been executed on behalf of UHS. If Unisys becomes aware that the actual resources (including software, hardware, human and run-time resources) expended by Unisys or its Agents in performing the services pursuant to an Application Resource Request exceed or are likely to exceed the resources set forth in such Application Resource Request, Unisys shall notify UHS immediately of the extent, or likely extent, that the actual resources exceed or are expected to exceed the anticipated resources. Unless the charges for the project are fixed, Unisys shall, as soon as practicable, perform a root-cause analysis, at its own expense, to identify the cause of the need for such excess resources and provide a report detailing the circumstances resulting in the need for such excess resources.

ARTICLE 6.   ADDITIONAL SERVICES.

             6.01 ADDITIONAL SERVICES. During the Term, UHS may, from time to time, request that Unisys perform an Additional Service. Unisys shall, as part of the Base Services, provide to UHS, as soon as reasonably practicable following receipt of UHS' request, an Additional Services Proposal. In the event UHS elects to have Unisys perform the Additional Service, UHS and Unisys shall execute an Additional Services Schedule, and UHS shall be responsible for the Additional Charges with respect to such Additional Services Schedule.
Unisys shall not begin performing any Additional Service until an Additional Services Schedule has been duly executed by UHS and Unisys.

             6.02 THIRD PARTY SERVICES. Notwithstanding any request made to Unisys or the submission of an Additional Services Proposal by Unisys pursuant to SECTION 6.01, UHS shall have the right to contract with a third party to perform any services which are in addition to, or outside the scope of, the Services under this Agreement (the "THIRD PARTY SERVICES"). If UHS contracts with a third party to perform any Third Party Service, Unisys shall cooperate with UHS and such third party to the extent reasonably required by UHS, including provision of (1) written requirements, standards and procedures for UHS systems operations maintained by Unisys so that the enhancements or developments of such third party may be operated by Unisys, (2) assistance and support services to such third party at commercially reasonable rates, and (3) access to the Software and the Machines, subject to any third party restrictions on Unisys Third Party Software and Unisys Machines, as may be reasonably required by such third party and approved by UHS in connection with such Third Party Service. UHS shall require such third parties to comply with Unisys reasonable requirements regarding operations, data center standards and security. Unisys shall, at its own expense, provide reasonable cooperation with such Third Party Service provider at UHS' request, provided the Third Party Service provider complies with any written requirements, standards and policies for system operations provided to UHS by Unisys. UHS agrees to consider recommendations from Unisys regarding the technical architecture or environment for any such Third Party Service.

             6.03 ACQUISITION AND DIVESTITURE. In the event of an acquisition of any business or business unit by UHS or its Affiliates, any increased function or service requirements that may result in connection with such acquisition may be treated as Additional Services or Third Party Services, at UHS' option. In the event of a divestiture of any business or business unit of UHS or its Affiliates, Unisys and UHS shall negotiate and implement a decrease in the Base Charges.

ARTICLE 7.   CUSTOMER SATISFACTION.

             7.01 BASELINE CUSTOMER SATISFACTION SURVEY. During the 90-day period after the Effective Date and as part of the Base Services, Unisys shall conduct a baseline customer satisfaction survey with respect to Base Services for each Module, for a representative sample of affected end-users at UHS Service Locations. These surveys shall be of the content and scope described in
EXHIBIT 7, administered in accordance with the procedures agreed upon by UHS and Unisys and shall be the baseline for measurement of performance improvements described in SECTION 7.02. The content, scope, method and timing of these surveys shall be acceptable to UHS and Unisys.

             7.02 CUSTOMER SATISFACTION SURVEY. As part of the Base Services, Unisys shall conduct a customer satisfaction survey for each Module, at a frequency to be determined by the Account Executives. The surveys shall, at a minimum, cover at least the following classes of personnel: (1) end-users of the Services and (2) senior management of end-users. The content, scope and method of the survey shall be consistent with the baseline customer survey conducted pursuant to SECTION 7.01. Unisys shall provide UHS and the Executive Committee with a summary (in form and substance satisfactory to UHS) of the results of any customer satisfaction survey conducted by Unisys pursuant to this SECTION 7.02. The Account Executives shall determine the appropriate customer satisfaction measurements for each class of end-users. These measurements shall show reasonable improvement from the prior survey. If Unisys fails to achieve any of these measurements, then 30 days after the survey is complete, Unisys shall submit a detailed plan to UHS detailing how it will meet the measurements in the future.

ARTICLE 8.   PERFORMANCE STANDARDS.

             8.01 BASE SERVICES. Unisys shall provide the Base Services at a level of performance equal to or better than that provided immediately prior to the Agreement Date. In addition, commencing ten business days after each Transition Completion Date, Unisys shall provide the appropriate Base Services at the Base Performance Standards applicable to such Base Services. For the lesser of: 1) the transition period prior to each Transition Completion Date, or
2) 60 days, Unisys shall benchmark its level of performance. After such time period, the Parties shall establish the Base Performance Standards. In the event that Unisys is unable to achieve applicable Base Performance Standards within the 30 day period following each Transition Completion Date, Unisys, as part of the Base Services, and UHS shall consider mechanisms for tuning the operation of the Systems or adjusting the Base Performance Standards.

             8.02 NEW PERFORMANCE STANDARDS. Unisys shall provide Additional Services at the levels of service (1) specified in an Additional Services Schedule or (2) otherwise established in writing by UHS and Unisys (the "NEW PERFORMANCE STANDARDS").

             8.03 ADJUSTMENT OF PERFORMANCE STANDARDS. The Executive Committee shall review during the last quarter of every calendar year and shall adjust and implement, as appropriate, the Performance Standards. In addition, either UHS or Unisys may, at any time upon notice to the other Party, request review and, upon agreement by the Executive Committee, adjust any Performance Standard which such Party in good faith believes is inappropriate at that time.

             8.04 PERFORMANCE REPORTS. As part of the Base Services, on or before the tenth business day of each month during the Term, Unisys shall provide to UHS monthly performance reports assessing Unisys performance with respect to the Performance Standards as agreed upon by UHS and Unisys and substantially similar to that set forth in EXHIBIT 20.

             8.05 ROOT-CAUSE ANALYSIS. In the event that the Services have not been provided in accordance with the Performance Standards, Unisys shall, as part of the Base Services, (1) perform a root-cause analysis to identify the cause of such failure, (2) correct such failure, (3) provide UHS with a written report detailing the cause of, and procedure for correcting, such failure and
(4) provide UHS with reasonable evidence that such failure will not reoccur. Unisys shall provide the foregoing to UHS at the next monthly management meeting following Unisys failure to provide the Services in accordance with the Performance Standards.

ARTICLE 9.   BENCHMARKING.

             Within 180 days after the Effective Date, UHS and Unisys shall jointly establish a continuous benchmark program against selected third parties for quality, cost and delivery of the Services to determine those factors which are "best of breed". Unisys, at no cost to UHS, shall (1) develop an analysis of such benchmarking results, (2) develop a plan for reaching any higher level of service or better price performance ratio identified by the benchmark, and
(3) submit the final results to the Executive Committee for its review (the "Benchmark Results"). The Executive Committee shall complete its review of the Benchmark Results as soon as reasonably practicable following its receipt of the Benchmarking Results. As the Executive Committee deems appropriate, the terms of this Agreement shall be adjusted to give effect to the Benchmark Results.
The benchmarker, the benchmarking and the information required to conduct or support the benchmarking shall be jointly determined by UHS and Unisys. The Executive Committee shall mutually determine expense allocation with respect to the cost of the benchmarker. The benchmark shall be conducted upon written request of UHS, but no more frequently than once during any 12 month period.

ARTICLE 10.  SERVICE LOCATIONS.

             10.01 SERVICE LOCATIONS. The Services shall be provided from the Unisys Service Locations, or such other locations as may be mutually acceptable.

             10.02 SECURITY PROCEDURES. As part of the Base Services, Unisys shall maintain and enforce at the Unisys Service Locations safety and security procedures that are at least (1) equal to industry standards for such Service Locations and (2) as rigorous as those procedures in effect at the UHS Service Locations as of the Effective Date. As part of the Base Services, Unisys shall provide at the Unisys Service Locations commercially reasonable (in the context of the health care industry) safety and security procedures to prevent unauthorized access to all software and equipment which process UHS Data, provided that Unisys shall not be responsible for any unauthorized access caused by the negligent or wrongful acts of UHS or its Agents. Unisys shall periodically review and update safety and security procedures at the Service Locations. With respect to each UHS Service Location, as part of the Base Services, Unisys shall comply with the safety and security procedures that are in effect at the UHS Service Locations as may be reasonably required by UHS and its Affiliates.

             10.03 SECURITY RELATING TO COMPETITORS. If (1) Unisys provides the Services from an Unisys Service Location that is shared with a third party or third parties and (2) any part of the business of Unisys or any such third party is now or in the future identified by UHS as competitive with UHS' or its Affiliates' businesses, then Unisys, at UHS' request, shall develop a process, subject to approval of UHS, to restrict access in any such shared environment to UHS' Confidential Information so that Unisys Agents engaged in such competitive business shall have no access to UHS' Confidential Information.

             10.04 ACCESS TO PERSONNEL AND RESOURCES. As part of the Base Services, Unisys shall, upon UHS' request, provide UHS and its Affiliates reasonably equal access to Unisys specialized technical personnel and resources consistent with Unisys other commercia' customers receiving substantially similar goods and services.

ARTICLE 11.  PROJECT TEAM.

             11.01 EXECUTIVE COMMITTEE. Within 30 days of the Effective Date, UHS and Unisys shall appoint the Executive Committee. A member of the Executive Committee may be replaced at any time by the Party that originally appointed such member to the Executive Committee with the prior consent of the other Party. UHS shall designate one of its members on the Executive Committee to act as the chairperson of the Executive Committee. No Executive Committee member shall have voting power greater than any other Executive Committee member. The Executive Committee shall be authorized and responsible for generally overseeing the performance of the Services.

             11.02 UNISYS ACCOUNT EXECUTIVE. Unisys shall appoint an individual who from the Agreement Date shall be in charge of implementing the Services on a full-time basis and shall act as the primary Unisys contact under this Agreement (the "UNISYS ACCOUNT EXECUTIVE"). Unisys appointment of any Unisys Account Executive shall be subject to UHS' prior consent. Unisys shall not reassign or replace any Unisys Account Executive during the first two years of his or her assignment as the Unisys Account Executive unless UHS consents to such reassignment or replacement or the individual (1) voluntarily resigns from Unisys, (2) is dismissed by Unisys for misconduct or unsatisfactory performance in respect of his or her duties and responsibilities to UHS or Unisys or (3) is unable to work due to his or her death or disability. The Unisys Account Executive shall be located in the Twin Cities metropolitan area, Minnesota, unless otherwise agreed upon by the Parties.

             11.03  KEY EMPLOYEES.

       (1) UHS shall, subject to Unisys consent, periodically update the list of Key Employees. The Key Employees as of the Effective Date shall be dedicated to the UHS account on a full-time basis for at least two years unless otherwise identified in EXHIBIT 9. Subsequent Key Employees shall be dedicated to the UHS account on a full-time basis for at least one year. Without UHS' approval, which approval shall not be unreasonably withheld, Unisys shall not replace or reassign off the UHS account any Key Employee (1) if such replacement or reassignment would materially disrupt the business of UHS or any of its Affiliates, and (2) without at least two months' prior notice.

       (2) As of the Effective Date, Unisys shall provide UHS with a list of Key Employees for the transition period. Without Unisys approval, which approval shall not be unreasonably withheld, UHS shall not reassign any Key Employee until the transition period has been completed.

             11.04 PROJECT STAFF. Unisys shall use adequate numbers of individuals with suitable training, education, experience and skill to perform the Services in the most cost effective manner consistent with the applicable Performance Standards. Unisys shall notify UHS prior to implementing any material change in staffing requirements at (1) UHS' Service Locations and (2) Unisys Service Locations.

             11.05 FACILITIES AND EQUIPMENT. Unisys shall supply the personal computers, workstations, terminals, printers, software and other related equipment and supplies to the Key Employees and Unisys Account Executive required at any UHS service location. Unisys shall also maintain and upgrade all such equipment and supplies. In addition, Unisys shall provide on Unisys premises, to UHS personnel reasonably required to be located on Unisys premises, reasonable space, office furnishings, janitorial service, office supplies, available copier, telephone, local phone service and utilities as the Parties may agree.

             11.06 REVIEW MEETINGS. Promptly after the Effective Date, UHS and Unisys shall determine an appropriate set of periodic meetings to be held between UHS and Unisys. At a minimum, the parties shall schedule (1) meetings among operational personnel to discuss ongoing issues relating generally to daily performance and planned or anticipated activities and changes, (2) management meetings to review the performance report, the project schedule report, the changes report and such other matters as appropriate, and (3) senior management meetings to review relevant contract and performance issues, each to be held as often as the parties shall agree from time to time during the Term. Notwithstanding the foregoing, Unisys is willing to participate in such meetings as often as UHS shall reasonably request.

             11.07  SUBCONTRACTORS.   EXHIBIT 15 sets forth all subcontractors
that Unisys proposes to use in connection with the Services. On and after the Effective Date, Unisys may not subcontract any of the Services with any subcontractor not on EXHIBIT 15 without UHS' prior consent, which such consent shall not be unreasonably withheld. Notwithstanding the foregoing, Unisys shall not be relieved of any obligation or responsibility under this Agreement by virtue of any subcontract and shall remain liable for each of its obligations and responsibilities under this Agreement. Unisys shall be responsible for the work and activities of each of its subcontractors, including compliance with the terms of this Agreement. Unisys shall be responsible for all payments to subcontractors of Unisys providing Services under this Agreement.

             11.08 CONDUCT OF UNISYS PERSONNEL. While at the UHS service locations, Unisys and its Agents shall (1) comply with UHS' standard rules and regulations regarding personal and professional conduct (including, but not limited to, the wearing of an identification badge or personal protective equipment and adhering to regulations and general safety practices or procedures) generally applicable to such UHS service locations; (2) comply with UHS' then current policies on Drug and Alcohol Testing, Equal Employment Opportunity, Sexual and Other Harassment, Violence Free Workplace, Drug-Free Workplace, Solicitation and Smoking; and (3) otherwise conduct themselves in a businesslike and professional manner. In the event that UHS determines in good faith that a particular Unisys employee or Agent is not conducting himself or herself in accordance with this SECTION 11.08, UHS may, but shall not be required to, provide Unisys with notice and documentation in respect of such conduct. Upon receipt of such notice, Unisys shall promptly investigate the matter and take appropriate action. Further, upon notice to Unisys, UHS reserves the right to investigate the matter and take appropriate action including, but not limited to, requiring the removal of or otherwise restricting the access of the Unisys employee or Agent from or within UHS' facility.

             11.09 CONDUCT OF UHS PERSONNEL. While at the Unisys service locations, UHS and its Agents shall (1) comply with Unisys standard rules and regulations regarding personal and professional conduct (including, but not limited to, the wearing of an identification badge or personal protective equipment and adhering to regulations and general safety practices or procedures) generally applicable to such Unisys service locations; (2) comply with Unisys then current policies on Equal Employment Opportunity, Prevention and Investigation of Harassment in the Workplace, Disruptive Personnel, Drug-Free Workplace, Solicitation and Smoking; and (3) otherwise conduct themselves in a businesslike and professional manner. In the event that Unisys determines in good faith that a particular UHS employee or Agent is not conducting himself or herself in accordance with this SECTION 11.09, Unisys may, but shall not be required to, provide UHS with notice and documentation in respect of such conduct. Upon receipt of such notice, UHS shall promptly investigate the matter and take appropriate action. Further, upon notice to UHS, Unisys reserves the right to investigate the matter and take appropriate action including, but not limited to, requiring the removal of or otherwise restricting the access of the UHS employee or Agent from or within the Unisys facility.

             11.10 NON-COMPETITION. Unisys shall not assign an Unisys Account Executive or Key Employee to the account of the companies and organizations set forth in EXHIBIT 10 or any successor company or organization without UHS' prior consent, which consent shall not be unreasonably withheld, during his or her assignment on the UHS account or for two years from the date of removal.

ARTICLE 12.  MANAGEMENT AND CONTROL.

             12.01 PROCEDURES MANUAL. As part of the Base Services, Unisys shall deliver to UHS, for UHS' approval as to scope, prior to each Transition Completion Date, in the form and scope agreed upon by UHS and Unisys and substantially similar to that set forth in EXHIBIT 22, the Procedures Manual with respect to the Module covered by such Transition Completion Date, describing (1) the computer hardware and software environments in which the Services will be performed, (2) the documentation (such as operations manuals, user guides and disaster recovery plans) which provides further details regarding the Services, (3) the procedures Unisys intends to use and the activities Unisys proposes to undertake in order to manage the Services, including, when appropriate, those direction, supervision, monitoring, staffing, reporting, planning and oversight activities normally undertaken at the UHS service locations where critical business, commercial and financial data of UHS are processed and (4) crisis management and war room procedures. Until such time as the Procedures Manual has been approved as to scope by UHS and except as otherwise required or permitted by this Agreement, Unisys shall follow and comply with the policies and procedures provided or made known to Unisys, and followed by and complied with by UHS as of the Effective Date in respect of the Base Services. Unisys shall, prior to the Transition Completion Date of each Module and otherwise periodically throughout the Term, update the Procedures Manual and provide UHS with updated copies thereof to reflect any changes in the operations or procedures described therein within a reasonable time after such changes were made. The Procedures Manual shall not contradict the terms of this Agreement.

             12.02 CHANGE CONTROL PROCEDURES. As part of the Base Services, Unisys shall deliver to UHS, for UHS' approval, prior to the first Transition Completion Date, in a form and scope substantially similar to that set forth in
EXHIBIT 23, the Change Control Procedures. All Changes shall be made pursuant to the Change Control Procedures. No Change shall be implemented without UHS' prior approval except as may be necessary on a temporary basis to maintain the continuity of the Services. Unisys shall (1) schedule all projects and Changes so as not to disrupt UHS' or its Affiliates' businesses, (2) prepare and deliver to UHS a monthly rolling schedule for ongoing and planned Changes for the next 90-day period, (3) monitor the status of Changes against the applicable schedule, (4) document and provide to UHS notification (which may be given orally provided that such oral notice is confirmed in writing to UHS within five business days) of all Changes performed on a temporary basis to maintain the continuity of the Services no later than the next business day after the Change was made and (5) once every 180 days during the Term review and modify as appropriate the Change Control Procedures. The Change Control Procedures shall be included in the Procedures Manual.

             12.03 DELIVERABLES. As part of the Base Services, Unisys shall provide the Deliverables in accordance with EXHIBIT 25.

ARTICLE 13.  PROPRIETARY RIGHTS.

             13.01 UHS SOFTWARE. Subject to any third party restrictions, UHS and its Affiliates hereby grant to Unisys, at no cost to Unisys, solely to provide the Services, a nonexclusive, non-transferable right to use the UHS Software; provided, however, that Unisys may not decompile, disassemble or otherwise reverse engineer the UHS Software in any manner, without UHS' prior consent. As of the Effective Date, UHS shall, subject to any third party restrictions, at no cost to Unisys, provide Unisys with access to the UHS Software in the form in use by UHS and its Affiliates as of the Effective Date. Subject to SECTION 11.07 and any third party restrictions, Unisys may sublicense to Unisys subcontractors, at no cost to UHS or its Affiliates, the right to have access to and operate the UHS Software as may be necessary in connection with the provision of the Services. Except as otherwise provided in this Agreement, at such time as Unisys or its Agents cease to perform an applicable Service, this license to Unisys shall immediately revert to UHS or its Affiliates and Unisys shall (1) deliver to UHS or its Affiliates, at no cost to UHS or its Affiliates, a current copy of all the UHS Software in the form in use as of the date of such cessation and (2) destroy or erase all other copies of the UHS Software that were made available to Unisys or its Agents. Any enhancements or modifications to the UHS Software and related documentation shall be and shall remain the exclusive property of UHS or its Affiliates or any of their third party licensors.

             13.02 UNISYS PROPRIETARY SOFTWARE. The Unisys Proprietary Software shall be and shall remain the exclusive property of Unisys. UHS shall have no rights or interests in the Unisys Proprietary Software except as described in this SECTION 13.02. Prior to using any Unisys Proprietary Software to provide any of the Services, Unisys shall notify UHS that it intends to use such Unisys Proprietary Software and obtain UHS' consent. If UHS does not consent, Unisys shall recommend a functionally equivalent alternative which Unisys shall use upon UHS' consent. The Account Executives will mutually determine the financial responsibility for any additional incremental costs of such functionally equivalent alternatives. As part of the Base Services, Unisys shall make available to UHS and its Affiliates Unisys Proprietary Software for use by UHS and its Affiliates solely in connection with the Services. Unisys shall offer to UHS a copy of, and grant to UHS and its Affiliates non-exclusive, non-transferable license to use the Unisys Proprietary Software at commercially reasonable price, terms and conditions at such time as Unisys and its Agents cease to perform an applicable Service under this Agreement.

             13.03 UNISYS THIRD PARTY SOFTWARE. The Unisys Third Party Software shall be and shall remain the property of Unisys third party licensors. As part of the Base Services, Unisys shall, to the extent permitted by third party restrictions, make available to UHS and its Affiliates Unisys Third Party Software for use by UHS and its Affiliates in connection with the Services. As part of the Base Services, Unisys shall, to the extent permitted by the licenses or leases in respect of the Unisys Third Party Software, deliver to UHS a copy of, and transfer to UHS or its Affiliates as agreed to by the Parties, a perpetual, non-exclusive, non-transferable license to use the Unisys Third Party Software at such time as Unisys and its Agents cease to provide an applicable Service. UHS shall pay any ongoing fees after expiration or termination of an applicable Service (such as monthly license or monthly maintenance fees) for such Unisys Third Party Software. Unisys shall pay any required consents for such initial license charges for the use of such functionally equivalent software. To the extent that third party restrictions prevent Unisys from transferring UHS and its Affiliates such a license, Unisys shall recommend, and upon UHS' approval, assist UHS in obtaining a functionally equivalent alternative. UHS shall pay any ongoing fees after expiration or termination of an applicable Service (such as monthly license fees or monthly maintenance fees) for such functionally equivalent software.

             13.04 UHS THIRD PARTY SOFTWARE. The UHS Third Party Software has been licensed to UHS or its Affiliates. UHS is responsible for paying any consent or access fees to enable Unisys to use the UHS Third Party Software during the Term. Unisys shall pay the ongoing charges (such as monthly license fees and monthly maintenance fees) for such UHS Third Party Software. At such time as Unisys or its Agents cease to provide the applicable Service for which such UHS Third Party Software is required, Unisys and its Agents shall cease to have access to such UHS Third Party Software.

             13.05 DEVELOPED SOFTWARE. Prior to Unisys or any Unisys Agent (1) enhancing or modifying the UHS Software or (2) developing any software and related documentation under this Agreement ((1) and (2), collectively, the "DEVELOPED SOFTWARE"), Unisys shall inform UHS of such enhancements, modifications or developments, and the Parties shall agree on the appropriate allocation of the proprietary rights in and interests to the Developed Software pursuant to a separate, written agreement (including an appropriate escrow arrangement) between the Parties (a "DEVELOPED SOFTWARE AGREEMENT") which shall preempt the application of any applicable state or Federal law or any other provision of this Agreement. Unless otherwise set forth in a Developed Software Agreement, at such time as Unisys and its Agents cease to provide an applicable Service, Unisys shall deliver to UHS or its Affiliates, at no cost to UHS or its Affiliates, a current copy of, and grant to UHS and its Affiliates a perpetual, non-exclusive non-transferable license to use the Developed Software and any related documentation in the form in use by Unisys in connection with the Services as of the date of such cessation.

             13.06 INFRINGEMENT. In the event that the Services, the Unisys Software, or any code or materials created or used under this Agreement by Unisys or its Agents that is contained in the Developed Software is found to be infringing upon the proprietary rights of a third party, Unisys shall, at its own expense (1) obtain the right to use the infringing material, (2) modify the software or material so that it is no longer infringing, or (3) obtain and install functionally similar software or materials that are not infringing.

             13.07 CHANGES AND UPGRADES TO THE SYSTEMS. Except as may be approved by UHS, the Unisys Account Team shall not make any changes or modifications to the Software that would adversely alter the functionality of the Software, degrade the performance of the Software, or materially adversely affect UHS' or its Affiliates' businesses. For purposes of this Section, the "Unisys Account Team" shall mean those Unisys employees who are directly involved (with respect to all or a portion of their job responsibilities) in providing any of the Services to UHS. Unisys shall be responsible, at no cost to UHS or its Affiliates, for any modification or enhancement to, or substitution for, the Software used in connection with the Services necessitated by (1) unauthorized changes by Unisys to the UHS Software or Developed Software or (2) changes to the Systems Software or related operating environments.

             13.08 DOCUMENTATION. All Documentation with respect to Unisys Software shall be made available to UHS and its Affiliates on a non-exclusive basis and shall be returned to Unisys upon request, and will remain the property of Unisys, unless UHS has a license for such Documentation. All Documentation with respect to UHS Software and Applications Software shall be made available to Unisys on an non-exclusive basis and shall be and will remain the property of UHS and its Affiliates.

             13.09 COOPERATION UPON DIVESTITURE. In the event of a divestiture of any business or business unit of UHS or its Affiliates, Unisys shall cooperate with UHS with respect to, and shall not unreasonably withhold or delay the grant by Unisys of any license or right to use any Unisys Software or Unisys proprietary tools to such divested business or business unit at commercially reasonable charges, terms and conditions. Unisys shall also assist such divested business or business unit in obtaining any third party licenses from a third party vendor.

ARTICLE 14.  REQUIRED CONSENTS.

             All consents, upgrade fees or approvals necessary to allow Unisys or its Agents to use UHS Software or leased hardware, other than that which is acquired by Unisys on behalf of, or for the benefit of, UHS shall be obtained by UHS with Unisys cooperation. All consents or approvals necessary to allow Unisys or its Agents to (1) use the Unisys Software, (2) use any assets leased or owned by Unisys or its Agents and (3) use third party services retained by Unisys to provide the Services during the Term shall be obtained by Unisys. After Unisys or its Agents cease to provide an applicable Service, and subject to applicable third party consents, all consents or approvals necessary to allow UHS and its Affiliates to continue to use: (a) any assets leased or owned by Unisys or its Agents or (b) the third party services retained by Unisys to provide Services during the Term, shall be obtained by

Unisys. UHS shall be responsible for paying the costs of obtaining any consents associated with UHS Software, other than that which is acquired by Unisys on behalf of, or for the benefit of, UHS and its Affiliates during the Term. The Parties shall negotiate in good faith the financial responsibility for the costs of obtaining any other consents not otherwise provided for in this Agreement.

ARTICLE 15.  UHS RESPONSIBILITIES.

             In addition to UHS' other responsibilities provided for in this Agreement, including, but not limited to payment obligations set forth in
ARTICLE 18, during the Term, UHS shall be responsible for:

             (1) the appointment of the UHS Account Executive with the authority to bind UHS;

             (2) providing, on UHS' premises, to Unisys employees dedicated full time to the UHS account and reasonably required to be located on UHS' premises, reasonable space, office furnishings, janitorial service, office supplies, available copier, telephone, local phone service and utilities in connection with Unisys provision of the Services, at no cost to Unisys;

             (3) cooperating with Unisys and its Agents by, among other things, making available, as reasonably requested by Unisys, personnel, information, approvals and acceptances so that Unisys may perform its obligations hereunder in a timely and acceptable manner;

             (4) the administrative, operational, maintenance and financial responsibility for the Applications Software;

             (5) furnishing all available documentation for data center operations, run streams and period-end activities, and any data available to validate the function of batch flows;

             (6) providing the necessary transportation for data and reports between different UHS Sites; and

             (7) providing all existing data processing-related forms and supplies (magnetic tapes, disk packs, labels, etc.) required by Unisys to provide Services.

ARTICLE 16.  REPORTS AND DATA.

             16.01 OWNERSHIP OF UHS DATA. The UHS Data is and shall remain the property of UHS and its Affiliates. The UHS Data shall not be (1) used by Unisys or its Agents other than in connection with providing the Services, (2) disclosed, sold, assigned, leased or otherwise provided to third parties by Unisys or its Agents (except as provided for in this Agreement and subject to ARTICLE 22) or (3) commercially exploited by or on behalf of Unisys or its Agents.

             16.02 CORRECTION OF ERRORS. As part of the Base Services, Unisys shall promptly correct at UHS' request and sole discretion any errors or inaccuracies in the UHS Data and the Reports caused by Unisys or its Agents and such correction shall not limit any other remedies that UHS or its Affiliates may be entitled to under this Agreement or at law. Notwithstanding the foregoing, Unisys shall not make any changes to the UHS Data without UHS' prior approval.

             16.03 RETURN OF DATA. Unisys shall, upon (1) request by UHS at any time, or, (2) the cessation of all Termination Assistance Services, (a) promptly return to UHS and its Affiliates, in the format and on the media that is requested by UHS and is mutually acceptable, at UHS' option, all or a portion of the UHS Data and (b) erase or destroy that portion of the UHS Data not returned to UHS in Unisys or its Agents' possession upon cessation of all Termination Assistance Services. UHS shall pay Unisys reasonable out-of-pocket costs associated with the return of such data. Archival tapes containing any UHS Data may be used by Unisys or its Agents solely for back-up and recovery purposes.

             16.04 REPORTS AND RAW DATA. As part of the Base Services, Unisys shall provide to UHS the Reports. The Reports shall be prepared and provided by Unisys to UHS according to the schedules and in the manner set forth in the Procedures Manual and substantially similar to that set forth in EXHIBIT 19.
The Reports will detail UHS' use of system resources, as they relate to the Charges. Unisys will also provide or allow UHS and its Affiliates electronic access to the data that was used to generate the Reports for the purposes of ad hoc reporting and for input to appropriate UHS charge-back systems.

             16.05 RE-RUNS. Neither UHS nor its Affiliates shall be charged for any re-runs of Reports or UHS Data due to the fault of Unisys or any of its Agents. UHS shall pay for the Application Hours, the Application Gigabytes and the Application Tape Mount Charges as specified in EXHIBIT 11 for that percentage of re-runs necessitated by incorrect or incomplete data, failure of Applications Software or erroneous instructions supplied to Unisys by UHS and for correction of programming, operator, or other processing errors caused by UHS. Unisys and UHS shall agree on a process for detection, analysis and crediting with respect to re-runs as part of the Procedures Manual.

             16.06 UNISYS DATA SECURITY. In addition to Unisys obligations set forth in SECTION 10.02, Unisys security procedures shall ensure that UHS Data under control by Unisys shall not be available to UHS competitors. Unisys shall, at UHS' request, provide information with respect to its security procedures with respect to UHS Data.

ARTICLE 17.  CONTINUED PROVISION OF SERVICES.

             17.01 DISASTER RECOVERY. As part of the Base Services, Unisys shall provide disaster recovery services as set forth in this section.
Beginning on the Effective Date, Unisys shall (1) monitor and administer the disaster recovery and storage agreements between UHS and certain vendors that are set forth in Exhibit 12, (2) implement the portions of UHS' disaster recovery plan that are applicable to the Services, (3) cooperate with UHS and its vendors to (a) initially update the UHS disaster recovery plan to reflect the relocation of the Machines and Services to the Unisys Service Location and
(b) update the plan on an annual basis thereafter and (c) update the plan prior to the installation of new Machines or the provision of new Services, (4) provide a designated representative who has disaster recovery experience and who can act as a liaison between UHS and Unisys on disaster recovery-related communications, activities and issues, (5) cooperate with UHS and its vendors in testing the disaster recovery plan annually, or at such other frequency as may be set forth in EXHIBIT 12, and (6) comply with the tests that are required by the disaster recovery plan. UHS has the sole discretion to declare a Disaster. UHS is responsible for all disaster recovery fees, and Unisys will not charge UHS for fees related to affected Services during the Disaster period, provided that Unisys may charge UHS for the reasonable personnel costs incurred by Unisys with respect to the Services during such Disaster period. Unisys may propose alternative disaster recovery services to UHS at a level of service equal to or better than the disaster recovery services currently provided to UHS. If Unisys makes such a proposal, the parties shall mutually determine its scope and whether such proposal should be adopted.

Any Unisys disaster recovery plan proposal shall identify a backup facility or facilities that can provide the Services in the event of a Disaster (the "BACKUP FACILITY"). The Backup Facility shall be sufficiently distant from Unisys primary processing facility such that a single event would not compromise the primary processing facility and the Backup Facility simultaneously. In the event that Unisys cannot perform the Services in accordance with the applicable performance standards within four weeks of the declaration of a Disaster, UHS may terminate this Agreement without regard to ARTICLE 25 or SECTION 17.02.

             17.02 FORCE MAJEURE. Any failure or delay by UHS or Unisys in the performance of its obligations pursuant to this Agreement shall not be deemed a default of this Agreement or a ground for termination hereunder, provided that such failure or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, work-around plans or other means to the extent such failure or delay is due to the occurrence of a Force Majeure Event. Except as provided under this SECTION 17.02, upon the occurrence of a Force Majeure Event, the non-performing Party shall be excused from any further performance of its obligations pursuant to this Agreement affected by the Force Majeure Event for as long as (1) such Force Majeure Event continues and (2) such Party continues to use reasonable commercial efforts to recommence performance whenever and to whatever extent possible without delay. The Party delayed by a Force Majeure Event shall immediately notify the other Party by telephone (to be confirmed in a notice within five days of the inception of such delay) of the occurrence of a Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event. If any Force Majeure Event prevents, hinders or delays performance of the Services necessary for the performance of Critical Applications for more than four weeks, UHS may terminate this Agreement (without regard to any cure rights that Unisys might otherwise have under this Agreement) without limitation as to any other remedies that UHS or its Affiliates may be entitled to under this Agreement or at law. The occurrence of a Force Majeure Event does not limit or otherwise affect Unisys obligation to provide either normal business continuation procedures or any other disaster recovery services as described in SECTION 17.01.

             17.03 ALLOCATION OF RESOURCES. Whenever a Force Majeure Event or a Disaster causes Unisys to allocate limited resources between or among Unisys Affiliates and customers, UHS and its Affiliates shall receive at least the same priority in respect of such allocation as that received by Unisys other commercial customers receiving substantially similar goods and services.

ARTICLE 18.  PAYMENTS.

             18.01 BASE CHARGES. In consideration of Unisys providing the Base Services, UHS shall pay to Unisys (or its designated collection/paying agent) the Base Charges. Each party shall be responsible for all fees and expenses incurred by such party in connection with this Agreement prior to the Agreement Date. For the purposes of this Agreement, "as part of the Base Services" means that such Services or deliverables are included in the Base Charges. Unless explicitly set forth in this Agreement, no other charges apply to the provision of the Services.

             18.02 ADDITIONAL CHARGES. In consideration of Unisys providing the Additional Services, UHS shall pay to Unisys (or its designated collection/paying agent) the Additional Charges.

             18.03 RIGHTS OF SET OFF. UHS may set-off any amounts due and owed to UHS as a credit against the Charges payable to Unisys.

             18.04 EXPENSES. All expenses (including travel and travel-related expenses) incurred by Unisys in connection with its provision of the Base Services are included in the Base Charges and shall not be reimbursed by UHS or its Affiliates unless agreed upon in advance by UHS. If agreed upon pursuant to an Additional Services Schedule, UHS shall pay or reimburse Unisys for the reasonable and actual documented expenses, including travel and travel-related expenses, incurred by Unisys in connection with its performance of the Additional Services provided that such expenses are incurred in accordance with UHS' policy for such expenses as set forth in EXHIBIT 14 or otherwise approved in writing by the UHS Account Executive. UHS shall have no obligation to reimburse Unisys for any such expenses which are either not properly approved in advance or which are not invoiced within 120 days of the later of the date incurred or invoiced by the third party to Unisys.

             18.05 UNUSED CREDITS. Any unused credits against future payments issued to UHS by Unisys pursuant to this Agreement shall be paid to UHS by Unisys within 30 days of the expiration or termination of this Agreement for any reason.

             18.06 ADJUSTMENT TO CHARGES. Except as set forth in Exhibit 30, or as otherwise agreed upon by the Parties and subject to this SECTION 18.06, Unisys may not increase the Charges during the Term.

             18.07 PRORATION. Unless otherwise specified, all periodic fees or Charges under this Agreement are to be calculated on a calendar month basis and will be prorated for any partial month.

             18.08 TECHNOLOGY IMPROVEMENTS. UHS and Unisys acknowledge that significant hardware and software price and performance improvements which occur during the Term may result in greater savings in respect of the total costs of providing the Services than Unisys assumed in establishing the Charges. Within 60 days after the end of the third and sixth years of this Agreement, the Parties shall review actual information technology trends during the previous calendar year based on objective third-party information. In the event that UHS believes that significant hardware and software price and performance improvements have occurred which are applicable to the Services and which have not been adopted by Unisys and if the Parties determine that they will realize significant cost savings as a result of the implementation of such new hardware and software improvements, Unisys and UHS shall determine an appropriate allocation of implementation expenses, determine an appropriate reduction to the Charges which reflects anticipated cost savings, and implement such new hardware and software improvements. In the event that the Parties cannot agree on specific reductions, the matter shall be submitted to the Executive Committee for dispute resolution pursuant to ARTICLE 28.

             18.09 TECHNOLOGY DEVELOPMENTS. As part of the Base Services, Unisys shall provide to UHS, for UHS' evaluation and testing in connection with the Services, at the same time as access is provided to other Unisys customers, any new, commercially available information processing technology developments, including new software and hardware developments, that could reasonably be expected to have an impact on UHS' business. If, after such evaluation and testing, UHS requests that Unisys provide any technology developments to UHS for UHS' or its Affiliates' use, Unisys shall provide such developments to UHS at reasonable commercial rates as may be agreed to by UHS and Unisys for any incremental costs.

ARTICLE 19.  PAYMENT SCHEDULE.

             19.01 CHARGES. Unisys shall provide UHS during the Term with an invoice during the first week of each calendar month for that month's Base Charges and Additional Charges for any Additional Services performed by Unisys during the prior month. UHS shall pay the Base Charges and the Additional Charges set forth on the invoice within 30 days after receipt by UHS. UHS shall pay invoices by wire funds transfer or other electronic means acceptable to Unisys to an account specified by Unisys.

             19.02 DETAILED INVOICES. Upon UHS' request, Unisys shall provide invoices with varying degrees of detail as reasonably requested by UHS or in accordance with ARTICLE 20.

             19.03 TIME OF PAYMENT. Any sum due Unisys pursuant to this Agreement for which payment is not otherwise specified in this Agreement shall be due and payable 30 days after receipt by UHS of an invoice from Unisys. In the event that UHS has made any overpayment or paid any charges not in fact due, UHS shall be entitled to an immediate refund upon notice to Unisys of such overpayment. Any payment due to a Party under this Agreement, other than amounts set-off pursuant to SECTION 18.03 and disputed charges or credits under
SECTION 19.04, shall accrue interest at the rate of one and one quarter percent per month calculated from the date such payment is owed until the date of payment.

             19.04 DISPUTED CHARGES OR CREDITS. In the event either Party in good faith disputes the accuracy or applicability of any Charge or credit, the Party shall notify the other Party of the nature and support for such dispute within a reasonable period after becoming aware of, and performing an investigation of, the disputed matter. Except as permitted by SECTION 18.03, the Party contesting its obligations to pay a Charge or to grant a credit shall deposit any disputed amount up to but not exceeding 10 percent of the prior month's Charges (not to exceed in 50 percent of the latest month's Charges in the aggregate), that cannot be resolved by the Executive Committee which exceeds $100,000 in an interest-bearing escrow account in the United States bank or depository specified by the other Party. In the event of a dispute pursuant to which a Party in good faith believes it is entitled to withhold payment, (1) such Party shall continue to pay the undisputed amounts and pay the disputed amounts into escrow or to Unisys in accordance with this SECTION 19.04 and (2) the other Party shall continue to provide the Services or otherwise perform its obligations. Upon resolution of the dispute, the Parties shall allocate the money in the escrow account and any fees relating to opening and maintaining the escrow account, plus any interest earned on such money, according to the resolution of the dispute. No failure by either Party to identify a contested Charge or credit prior to payment of the invoiced amount shall limit or waive any of such Party's rights or remedies with respect to such Charges or credits, including such Party's right to withhold such disputed amounts from subsequent Charges or credits due to the other Party and pay such sums into an escrow account as described in this SECTION 19.04. Unpaid fees and credits that are in dispute in accordance with this SECTION 19.04 shall not be considered a basis for monetary or other default or other grounds for non-performance or termination under this Agreement.

ARTICLE 20.  TAXES.

       (1) The Base Charges paid by UHS are inclusive of any applicable sales, use, personal property or other taxes attributable to periods on or after the Effective Date based upon or measured by Unisys cost in acquiring or providing equipment, materials, supplies or services furnished or used by Unisys in performing or furnishing the Base Services, including without limitation, all personal property and use taxes, if any, due on Unisys Machines and Unisys Software and sales tax, if any, due on Unisys purchase of assets from UHS or its Affiliates.

       (2) In the event that a sales, use, excise or services tax is assessed on the provision of the Services by Unisys or on Unisys charges to UHS under this Agreement, however levied or assessed, UHS shall be responsible for and pay the amount of any such tax. Unisys shall inform UHS immediately upon its receipt of notice of any kind that any such sales, use, excise or service tax is due or has been assessed on the provision of the Services, or upon its receipt of notice of any kind that any audit is being performed in connection with the possible assessment of any such sales, use, excise or service tax. In either such event, Unisys and UHS shall jointly determine whether any such tax or assessment shall be paid, compromised, litigated or appealed and shall jointly determine appropriate matters with respect to procedure, compromise, defense or appeal or any other aspects of any such tax, audit or assessment concerning its liability. UHS shall also be responsible for paying all personal property or use taxes due on or with respect to UHS Machines and Applications Software and for the payment of any excise taxes for any UHS data network lines and circuits.

       (3) Each Party shall bear sole responsibility for all taxes, assessments and other real property-related levies on its owned or leased real property.

       (4) The Parties agree to cooperate with each other to more accurately determine each Party's tax liability and to minimize such liability to the extent legally possible.

       (5) Each Party shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and other exemption certificates or information reasonably requested by either party. Unisys shall collect and remit sales tax where required.

       (6) UHS and Unisys shall cooperate to segregate the fees payable under this Agreement into the following separate payment streams: (1) those for taxable Services, (2) those for nontaxable Services, (3) those for which a sales, use or similar tax has already been paid by Unisys and (4) those for which Unisys functions merely as a paying agent for UHS in receiving goods, supplies or services (including leasing and licensing arrangements) that otherwise are nontaxable or have previously been subject to tax. Unisys shall minimize taxes to be incurred as a result of the performance of Unisys obligations under this Agreement.

ARTICLE 21.  AUDITS.

             21.01 PROCESSING. Upon notice from UHS, Unisys shall provide, and shall cause its Agents to provide, such auditors and inspectors as UHS or any audit or regulatory authority may designate with reasonable access to the Service Locations and the Software and Machines for the purpose of performing audits or inspections of the Services and the businesses of UHS in accordance with the procedures set forth in EXHIBIT 13 (including Unisys provision of any Service being provided in support of business being audited). Unisys shall provide, and shall cause its Agents to provide, such access (1) during normal business days and hours (except as may be necessary to perform security audits) at Unisys Service Locations and (2) at any time at UHS' service locations. As part of the Base Services, Unisys shall provide, and shall cause its Agents to provide, such auditors and inspectors any assistance that they may reasonably require. If any audit by an auditor designated by UHS or a regulatory authority results in Unisys being notified that it or its Agents are not in compliance with any generally accepted or statutory accounting principle, statutory requirement, or other audit requirement (as agreed to by the Parties) relating to the Services (other than an audit requirement (a) relating specifically to the insurance industry or (b) that UHS did not comply with as of the Agreement
Date), Unisys shall, and shall cause its Agents to, at its own expense and within the period of time specified by such auditor or regulatory authority comply with such audit. If UHS was not in compliance with any such audit requirement as of the Agreement Date, such audit requirement may be considered outside the scope of this Agreement and any additional cost incurred by Unisys in complying with such audit requirement will be paid as mutually determined by the Account Executives. UHS and its Agents shall comply with Unisys reasonable security policies and procedures in conducting any such audits.

             21.02 CHARGES. Upon notice from UHS, Unisys shall provide, and shall cause its Agents to provide, to UHS and its designees access to such financial records and supporting documentation as may be necessary for UHS to determine the accuracy of the Charges. Upon reasonable notice from UHS, UHS may audit the Charges charged to UHS to determine that such Charges are accurate and in accordance with this Agreement. If, as a result of such audit, UHS determines that Unisys has overcharged UHS, UHS shall notify Unisys of the amount of such overcharges and Unisys shall promptly pay to UHS the amount of the overcharge, plus interest at the current prime rate, as announced by The Chase Manhattan Bank, N.A., calculated from the date of receipt by Unisys of the overcharged amount until the date of payment to UHS.

             21.03  UNAUTHORIZED ACCESS.

       (1) In the event Unisys or its Agents discover or are notified of a material breach or potential material breach of security on a system, or telecommunications network which contains, processes or transmits UHS' Confidential Information, Unisys shall immediately
             (a) notify UHS, (b) investigate the breach or potential breach and
             (c) provide UHS and its designees with reasonable access to all resources and information in Unisys possession as may be necessary to investigate the breach or potential breach. UHS shall have the right to conduct any investigation relating to such breach or potential breach that it determines is appropriate.

       (2) In the event Unisys or its Agents may have been, or becomes aware that an individual or individuals may be, involved in unauthorized or illegal activities to obtain money or information from or through UHS or any of its Affiliates, its clients or suppliers or in any way damage (or expose to damage) UHS its Affiliates or any of their clients or suppliers, Unisys shall immediately (a) notify UHS, (b) investigate such activities and (c) provide UHS and its designees with reasonable access to all resources and information in Unisys possession as may be necessary to investigate such activities. UHS shall have the right to conduct and control any investigation relating to such activities that it determines is appropriate.

             21.04 RECORD RETENTION. Each of UHS and Unisys, as part of the Base Services, shall (1) retain records and supporting documentation sufficient to document the Services and the Charges paid or payable by UHS under this Agreement in accordance with such Party's record and document retention policies and procedures and in accordance with all laws and regulations applicable to UHS and its Affiliates' businesses and (2) upon notice from the other Party, provide such Party and its auditors or inspectors with reasonable access to such records and documentation.

             21.05 ACCESS AND REPORTS. As part of the Base Services, Unisys shall provide to UHS and its designees access to (1) Unisys and its Agents' staff, (2) records and supporting documentation relating to the Services and the portion of the Charges which are volume-related, (3) the Software and (4) the Service Locations or other facilities, as may be reasonably necessary for UHS or its auditors or inspectors to perform the audits described in SECTION 21.01 and
SECTION 21.02. As part of the Base Services, Unisys shall provide to UHS periodic status reports in accordance with the audit procedures described in
EXHIBIT 13 regarding Unisys resolution of any audit-related compliance activity for which Unisys is responsible.

             21.06 AUDIT SOFTWARE. As part of the Base Services, and subject to the Change Control Procedures, Unisys shall, at UHS' request and to the extent permitted under the applicable third party agreements, operate such audit software as UHS or its designee may provide to Unisys from time to time during the Term.

             21.07 FACILITIES. To the extent reasonably available, Unisys shall provide to UHS and its designees on Unisys premises (or if the audit is being performed of a subcontractor, the subcontractor's premises if necessary) space, office furnishings (including lockable cabinets), telephone and facsimile service, utilities and office-related equipment (including a copier) as UHS or such auditors and inspectors may reasonably require to perform the audits described in this ARTICLE 21. Such facilities and related assistance shall be provided as part of the Base Services.

             21.08 THIRD PARTY AUDIT. As part of the Base Services, Unisys shall cooperate and participate, at the reasonable request of UHS, in an audit of Unisys by an external auditor acceptable to, and paid for by UHS, provided that UHS acknowledges that such audit shall only include any information related to UHS or to the Services. The results of such third party audit shall be the exclusive property of UHS.

ARTICLE 22.  CONFIDENTIALITY.

             22.01 CONFIDENTIAL INFORMATION. Each Party shall use at least the same standard of care in the protection of Confidential Information of the other Party as UHS uses to protect its own confidential or proprietary information and as generally set forth on EXHIBIT 32. Each Party shall use the Confidential Information of the other Party only in the performance of obligations under this Agreement and shall make such Confidential Information available only to its employees or Agents having a "need to know" with respect to such purpose. Each Party shall advise each such employee and Agent of its obligations under this Agreement and require such employees, subcontractors and agents to abide by such obligations. In the event of the expiration or termination of this Agreement for any reason, all Confidential Information of a Party disclosed to and all copies thereof made by the other Party shall be returned to the disclosing Party or, at the disclosing Party's option, erased or destroyed. The recipient of the Confidential Information shall provide to the disclosing Party certificates evidencing such destruction. The obligations in this SECTION 22.01 shall not restrict any disclosure by a Party pursuant to any applicable law, or by order of any court or government agency (provided that the disclosing Party shall give prompt notice to the non-disclosing Party of such order). Confidential Information of a Party shall not be afforded the protection of this Agreement if such data was (a) developed by the other Party from non-Confidential Information, (b) rightfully obtained by the other Party without restriction from a third party, (c) publicly available other than through the fault or negligence of the other Party or (d) released without restriction to anyone by the owner of the Confidential Information. Except for such longer period as may be required by law or contract, the obligations set forth in this ARTICLE 22 shall continue for five years after the expiration or termination of this Agreement. In addition, each Party understands and agrees that the receiving Party's employees will further develop their skills and experience through use of the disclosing Party's Confidential Information. It is not a violation of this Agreement for the recipient to use such general knowledge, skills, ideas, and techniques learned from Confidential Information in the ordinary course of its business; provided, however, that such knowledge, skills, ideas, and techniques are limited to information mentally retained by the receiving Party's employees without a subsequent reference to tangible documentation, and will not include
(i) the source of the information, (ii) any financial, statistical, or personnel information, or (iii) the business plans of the disclosing Party.

             22.02 ATTORNEY-CLIENT PRIVILEGE. Unisys acknowledges that UHS asserts that Privileged Work Product has been or will be prepared in anticipation of litigation and that Unisys is performing the services in respect of Privileged Work Product as an agent of UHS, and that all matter related thereto is protected from disclosure by Rule 26 of the Federal Rules of Civil Procedure. UHS will notify Unisys of any Privileged Work Product to which Unisys has or may have access. After the Unisys Account Executive is notified or otherwise becomes aware that such documents, data, database or communications are Privileged Work Product, only Unisys personnel for whom such access is necessary for the purposes of providing Services to UHS as provided in this Agreement may have access to Privileged Work Product. Should Unisys ever be notified of any judicial or other proceeding seeking to obtain access to Privileged Work Product, Unisys shall (a) immediately notify UHS (attention: Assistant General Counsel for Litigation) at the second address specified in SECTION 33.02 and (b) at the direction of UHS, resist providing such access to the extent it may lawfully do so. UHS shall have the right and duty to represent Unisys in such resistance or to select and compensate counsel to so represent Unisys or to reimburse Unisys for reasonable attorneys' fees and expenses incurred in resisting such access. If Unisys is ultimately required, pursuant to an order of a court of competent jurisdiction, to produce documents, disclose data or otherwise act in contravention of the confidentiality obligations imposed in this Agreement, or otherwise with respect to maintaining the confidentiality, proprietary nature and secrecy of Privileged Work Product, Unisys shall not be liable for breach of such obligation.

             22.03 EQUITABLE RELIEF. Each Party acknowledges and agrees that, in the event of a breach or threatened breach of any of the foregoing provisions, such Party may have no adequate remedy in damages and, accordingly, shall be entitled to seek an injunction or specific performance to prevent such breach or threatened breach; provided, however, that no specification of a particular legal or equitable remedy shall be construed as a waiver, prohibition or limitation of any legal or equitable remedies in the event of a breach hereof.

             22.04 UNAUTHORIZED ACTS. Each Party shall: (1) notify the other Party promptly of any unauthorized possession, use or knowledge, or attempt thereof, of any Confidential Information by any person or entity which may become known to it, (2) promptly furnish to the other Party full details of the unauthorized possession, use or knowledge, or attempt thereof, and use reasonable efforts to assist the other Party in investigating or preventing the reoccurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information, (3) cooperate with the other Party in any litigation and investigation against third parties deemed necessary by such Party to protect its proprietary rights and (4) promptly prevent a reoccurrence of any such unauthorized possession, use or knowledge of Confidential Information.

             22.05 LEGAL ACTION. Neither Party shall commence any legal action or proceeding in respect of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information by any person or entity which action or proceeding identifies the other Party or its Confidential Information without such Party's consent.

ARTICLE 23.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

             23.01 BY UHS. UHS represents, warrants and covenants that: (1) it is a corporation validly existing and in good standing under the laws of Delaware, (2) it has all the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, (3) the execution, delivery and performance of this Agreement has been duly authorized by UHS, (4) no approval, authorization or consent of any governmental or regulatory authority is required to be obtained or made by it in order for it to enter into and perform its obligations under this Agreement, (5) in connection with its obligations under this Agreement, it shall comply with all applicable Federal, state and local laws and regulations and shall obtain all applicable permits and licenses, (6) the UHS Proprietary Software does not and will not, and any code or materials provided or created by UHS or its Agents that is contained on Developed Software will not, infringe upon the proprietary rights of any third party, (7) it has not disclosed as of the Effective Date any Confidential Information relating to Unisys and (8) it is either the owner or authorized by the owner of the UHS Machines and UHS Software to use such UHS Machines and UHS Software in accordance with the terms of this Agreement.

             23.02  BY UNISYS.  Unisys represents, warrants and covenants that:
(1) it is a corporation validly existing and in good standing under the laws of Delaware (2) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, (3) the execution, delivery and performance of this Agreement has been duly authorized by Unisys,
(4) no approval, authorization or consent of any governmental or regulatory authority is required to be obtained or made by it in order for it to enter into and perform its obligations under this Agreement, (5) in connection with providing the Services, it shall comply with all applicable Federal, state and local laws and regulations and has obtained all applicable permits, rights and licenses (including, without limitation, all rights and licenses which are necessary to use the Systems), (6) the Unisys Proprietary Software does not, and the provision of the Services and the Developed Software (except for any code or materials provided or created by UPS or its Agents) does not, infringe upon the proprietary rights of any third party, (7) it has not disclosed as of the Effective Date any Confidential Information relating to UHS and (8) it is either the owner or authorized by the owner of the Unisys Machines to use such Unisys Machines in accordance with the terms of this Agreement.

             23.03 GOVERNMENT CONTRACTS. Unisys will comply and will cause its Agents to comply with all provisions applicable to subcontractors under United States Government Contracts, which provisions are set forth in EXHIBIT 27.

             23.04 SERVICE LEVEL AGREEMENTS. Unisys and its Agents, in connection with certain service level agreements between UHS or its Affiliates as set forth in EXHIBIT 26, agree to comply with all service level provisions (including liquidated damages, credits or other similar payments) applicable to the Services being performed by Unisys; provided, however, that Unisys payment of such liquidated damages, credits or other similar payments will be UHS' sole financial remedy for Unisys failure to meet any such service levels and will be in lieu of Performance Credits under Section 30.03, but will still count towards the threshold set forth in Section 30.03. In addition, Unisys shall be eligible for a portion of any credit related to Unisys performance of the Services with respect to the service level agreements. EXHIBIT 26 may only be revised upon mutual agreement of the Account Executives.

ARTICLE 24.  TERMINATION.

             24.01 TERMINATION FOR CONVENIENCE. UHS may terminate this Agreement, in whole or with respect to one or more Modules, without regard to
SECTION 24.02 or SECTION 24.03, at any time after the fourth anniversary of the Effective Date upon 90 days' prior notice to Unisys.

             24.02 TERMINATION FOR SALE OF UNISYS. In the event that substantially all of the assets or more than 50 percent of the voting securities of Unisys are sold or transferred to any person or entity or events occur that would constitute a change in control of Unisys, Unisys shall provide UHS notice within 10 days thereof. UHS may terminate this Agreement upon 120 days' prior notice to Unisys, if such notice is given within 60 days of UHS' receipt of notice by Unisys of such a sale, transfer or change in control. In the event that Unisys fails to provide the notice pursuant to this SECTION 24.02, and fails to cure such breach within two days after receipt of notice from UHS, UHS may terminate this Agreement immediately. The termination rights described in this SECTION 24.02 shall not apply to a merger or corporate reorganization in which Unisys is the surviving entity (provided, however, that such merger or corporate reorganization does not result in a material adverse change in the performance of the Services).

             24.03 TERMINATION FOR MATERIAL BREACH. If either party defaults in the performance of any of its material obligations under this Agreement and such default is not cured within 30 days (the "DEFAULT CURE PERIOD") after notice (the "DEFAULT NOTICE") is received by the defaulting Party specifying, in reasonable detail, the nature of the default, the non-defaulting Party may, upon further notice to the defaulting Party, terminate this Agreement as of the date specified in such notice of termination. Any non-payment of a disputed amount under this Agreement pursuant to SECTION 19.04 shall not be considered a default under this Agreement. Any termination under this SECTION
24.04 shall be without limitation as to any other remedies that a Party may be entitled to under this Agreement. A Party shall be in default under this Agreement if upon the occurrence of events reasonably creating doubts as to such Party's ability or willingness to perform future obligations under this Agreement and such Party fails to provide within lO days after written notice by the other Party such assurances of performance as are reasonably requested in writing by the other Party. Notwithstanding anything to the contrary contained in this Agreement, in the event of a dispute relating to or arising out of a Default Notice, the dispute resolution process set forth in SECTION 28.02 and
SECTION 28.03 must be commenced and completed within the Default Cure Period.

             24.04 TERMINATION FOR NON-PAYMENT. Without prejudice to other remedies, Unisys may terminate this Agreement for default by UHS if UHS fails to make payments of (a) Base Charges provided for in Section 19.01, identified as delinquent in a written notice from Unisys to UHS, within 20 days after receipt by UHS of such notice or (b) any other charges, identified as delinquent in a written notice from Unisys to UHS, within 30 days after receipt by UHS of such notice.

             24.05 TERMINATION FOR UNISYS BANKRUPTCY. UHS may, by giving Unisys notice, immediately terminate this Agreement:

       (1) upon the institution by Unisys of proceedings to be adjudicated as a bankrupt or insolvent entity, or the consent by Unisys to the institution of bankruptcy or insolvency proceedings against Unisys or the filing by Unisys of a petition or answer or consent seeking reorganization or release under the Federal Bankruptcy Act, or any similar federal or state law, or the consent by Unisys to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Unisys or of all or any substantial part of its property, or the making by Unisys of an assignment for the benefit of creditors, or the admission in writing by Unisys of its inability to pay its debts generally as they become due or the taking of corporate action by Unisys in furtherance of any such action; or

       (2) if within 60 days after the commencement of an action against Unisys seeking any bankruptcy, insolvency, liquidation, dissolution or similar relief under any present or future law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of Unisys stayed, or if the stay of any such order or proceeding shall thereafter be set aside; or if within 60 days after the appointment without the consent or acquiescence of Unisys of any trustee, receiver or liquidator or similar official of Unisys or of all or any substantial part of the property of Unisys, such appointment shall not have been vacated.

             24.06 OTHER TERMINATIONS. This Agreement may also terminate, in whole or in part, pursuant to SECTION 17.01, SECTION 17.02 and SECTION 30.03. Any such termination shall not be subject to SECTION 24.01, SECTION 24.02 or
SECTION 24.03.

ARTICLE 25.  TERMINATION CHARGE.

             25.01 TERMINATION FOR CONVENIENCE. In the event of a termination pursuant to SECTION 24.01, UHS shall pay to Unisys on the effective date of such termination an amount equal to the Termination Charge specified in EXHIBIT 17 for termination pursuant to SECTION 24.01 for the Contract Year that such termination is effected.

             25.02 NO ADDITIONAL CHARGES. In the event of a termination of this Agreement, UHS shall not pay to Unisys any fees or charges other than those fees due and payable under this Agreement at the time of such termination and the applicable Termination Charges set forth in SECTION 25.01.

ARTICLE 26.  TERMINATION ASSISTANCE.

             Provided that UHS is not in default of its financial obligations to Unisys under this Agreement, Unisys shall perform, upon UHS' request, the Termination Assistance Services for up to 360 days following the expiration or termination of this Agreement, in whole or in part, for the Charges in effect immediately prior to such expiration or termination. The quality and standards of performance following expiration or termination shall not be degraded. Upon expiration or termination of this Agreement, in whole or in part, each Party shall, in accordance with the other's written instructions, return to the other Party all relevant Confidential Information or other materials supplied to it in the same condition as received, normal wear and tear excepted. If UHS requests that all UHS Data stored on any data media be returned to it, UHS shall pay Unisys the then current replacement cost of all data media delivered by Unisys to UHS. Unisys shall provide the data in a machine readable form to the specifications set by UHS and to the satisfaction of UHS.

ARTICLE 27.  EXIT PLAN.

             Provided that UHS is not in default of its financial obligations under this Agreement, then upon the expiration or the termination of this Agreement, in whole or in party, for any reason:

       (1) Unisys shall provide the Termination Assistance Services with UHS' reasonable cooperation in accordance with ARTICLE 26;

       (2) each Party shall have the rights specified in ARTICLE 13 in respect of the Software and tools;

       (3) upon UHS' request, with respect to any contracts applicable to services being provided to UHS or its Affiliates for maintenance, disaster recovery services and other necessary third party services being used by Unisys or its Agents to perform Services as of the expiration or termination, Unisys shall, if possible, transfer or assign such agreements to UHS or its designee, on terms and conditions acceptable to both parties;

       (4) upon UHS' request, Unisys shall sell to UHS or its designee the Unisys Machines being solely used to provide the Services, free and clear of all liens, security interests or other encumbrances, at market rates; and

       (5) upon UHS' request, for up to one year after the end of the Term, Unisys shall make any Unisys employees performing Services as of the termination date available to UHS for the purpose of: 1) continuing to perform any of the Services on UHS' behalf (and UHS shall pay reasonable straight time, overtime or related expenses incurred by Unisys, including overhead allocations of Unisys for such employees, travel expenses, overtime expenses, telecommunication charges and similar charges); and 2) making employment offers and hiring such employees as UHS deems necessary.

ARTICLE 28.  DISPUTE RESOLUTION.

             28.01 ACCOUNT EXECUTIVES. All disputes shall initially be referred to the Unisys Account Executive and the UHS Account Executive. If the Account Executives are unable to resolve the dispute within 10 business days after referral of the matter to them, the Parties shall submit the dispute to the Executive Committee.

             28.02 EXECUTIVE COMMITTEE. The Executive Committee shall meet at least once every 90-day period during the Term (or such other time as the Executive Committee may agree from time to time) for the purpose of overseeing the performance of this Agreement and resolving the disputes that may arise under this Agreement. The Executive Committee shall consider the disputes in the order such disputes are brought before it. In the event the Executive Committee is unable to resolve a dispute within 10 business days from the date that the Executive Committee first considered the matter, the Executive Committee shall notify the senior management of each Party.

             28.03 BINDING ARBITRATION. If a dispute is not resolved pursuant to SECTION 28.02, then either Party may institute binding arbitration in accordance with the rules of the American Arbitration Association. The arbitrators will have no authority to award any punitive or exemplary damages, or to vary or ignore the terms of this Agreement, and will be bound by controlling law. With respect to an action to seek injunctive relief or specific performance to prevent or stay a breach of any provision of ARTICLE 13 or ARTICLE 22, the procedures of this ARTICLE 28 are not binding.

             28.04 CONTINUITY OF SERVICES. During the Term, Unisys assumes an independent obligation to continue to perform the Services during any dispute between the Parties, including any litigation or arbitration proceedings.

ARTICLE 29.  INDEMNIFICATION.

             29.01  BY UHS.  Subject to the limits and other provisions of
ARTICLE 30, UHS shall indemnify and hold Unisys harmless from any liability, damages or expenses, including reasonable attorneys' fees, arising out of or relating to (1) any claim by a third party that (a) the UHS Proprietary Software or (b) any code or materials provided or created by UHS that is contained in the Developed Software infringe upon the proprietary rights of any third party (except as may have been caused by a (i) modification by Unisys or its Agents (which was not directed by UHS) or (ii) Unisys combination, operation or use with devices, data or programs furnished by Unisys or its Agents, to the extent that the infringement arises from such modifications, combination, operation or use), (2) any amounts, including taxes, interest and penalties assessed against Unisys which are obligations of UHS pursuant to ARTICLE 20, (3) the inaccuracy or untruthfulness of any representation, warranty or covenant made by UHS pursuant to SECTION 23.01, (4) tangible personal or real property damage, net of insurance recovery, resulting from UHS' acts or omissions, to the extent such damage exceeds $50,000 in the aggregate, (5) any payment or other obligation of UHS which accrues prior to the Effective Date, (6) a breach of the safety or physical security procedures in effect (i) at the UHS Service Locations or (ii) at the Unisys Service Locations to the extent the breach results from UHS' acts or omissions, (7) any claim by a Unisys employee for wrongful acts committed by UHS or its Agents, including, but not limited to, employment claims for discrimination or harassment on the basis of a protected class under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, or the Minnesota Human Rights Act, and (8) breaches of UHS' obligations under this Agreement.

             29.02  BY UNISYS.  Subject to the limits and other provisions of
ARTICLE 30, Unisys shall indemnify and hold UHS harmless from, any liability, damages or expenses, including reasonable attorneys' fees, arising out of or relating to (1) any claim by a third party that (a) the Services, (b) the Unisys Proprietary Software or (c) any code or materials provided or created by Unisys or its Agents that is contained in the Developed Software infringe upon the proprietary rights of any third party

(except as may have been caused by (i) a modification by UHS' employees (which was not directed by Unisys) or (ii) UHS' combination, operation or use with devices, data or programs furnished by UHS or its Agents to the extent that the infringement would not have occurred but for such modification, combination, operation or use), (2) any amounts including taxes, interest and penalties assessed against UHS or its Affiliates which are obligations of Unisys pursuant to ARTICLE 20, (3) the inaccuracy or untruthfulness of any representation, warranty or covenant made by Unisys pursuant to Section 23.02, (4) claims arising out of Unisys breach or violation of Unisys subcontracting arrangements,
(5) tangible personal or real property damage, net of insurance recovery, resulting from Unisys acts or omissions, to the extent such damage exceeds $50,000 in the aggregate, (6) a breach of the safety or physical security procedures in effect (i) at the Unisys Service Locations or (ii) at the UHS service locations to the extent the breach results from Unisys acts or omissions, (7) any claim by a UHS employee for wrongful acts committed by Unisys or its Agents, including, but not limited to, employment claims for discrimination or harassment on the basis of a protected class under Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act, or the Minnesota Human Rights Act, and (8) breaches of Unisys obligations under this Agreement.

             29.03 INDEMNIFICATION PROCEDURES. If any third party makes a claim covered by SECTION 29.01 or SECTION 29.02 against an Indemnitee with respect to which such Indemnitee intends to seek indemnification under SECTION
29.01 or SECTION 29.02, such Indemnitee shall give prompt notice of such claim to the Indemnifying Party (under SECTION 29.01 or SECTION 29.02), including a brief description of the amount and basis therefor, if known. Neither the Indemnifying Party nor any Indemnitee shall be liable for any settlement of any third party claim subject to indemnification effected without its consent.

ARTICLE 30.  DAMAGES.

             30.01 DIRECT DAMAGES. Each of UHS and Unisys shall be liable to the other Party for any direct damages arising out of or relating to a breach of its obligations under this Agreement. The following shall be considered direct damages and Unisys shall not assert that they are indirect, incidental, special, or consequential damages or lost profits to the extent they result from Unisys failure to provide the Services in accordance with this Agreement:

       (1) reasonable costs of recreating (if possible) or reloading any of UHS' or its Affiliates' information that is lost or damaged;

       (2) reasonable costs of implementing a work around in respect of a failure to provide all or a portion of the Services or any part thereof;

       (3) reasonable costs of replacing lost or damaged equipment software and materials;

       (4) reasonable costs and expenses incurred by UHS or its Affiliates to return Systems Software to manufacturer specifications;

       (5) reasonable costs and expenses incurred by UHS or its Affiliates to procure the Services from an alternate source, to the extent in excess of Unisys charges under this Agreement, and provided that such costs and expenses shall not continue beyond the Term;

       (6) reasonable straight time, overtime or related expenses incurred by UHS or its Affiliates, including overhead allocations of UHS or its Affiliates for their employees, wages and salaries of additional employees, travel expenses, overtime expenses, telecommunication charges and similar charges, due to the failure of Unisys or its Agents to provide all or a portion of the Services incurred in connection with
       (1) through (5) above;

       (7) specific damages incurred pursuant to contractual provisions including, without limitation, liquidated damages, performance guarantees and fee reductions incurred by UHS or its Affiliates pursuant to customer or provider contracts; and

       (8) the amount of any payment or penalty imposed on a Party by a regulatory agency arising out of the other Party's breach of this Agreement.

The liability of either Party for actual, direct damages resulting from performance or nonperformance under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited in the aggregate for the Term to the greater of (i) $6,000,000 or (ii) the charges paid to Unisys by UHS during the twelve month period immediately prior the date the amount of damages was established (the "DIRECT DAMAGES CAP"). In addition, the liability of either Party for actual, direct damages specified in subsections (7) and (8) resulting from performance or nonperformance under this Agreement, regardless of the form of action, and whether in contract, tort (including, without limitation, negligence), warranty or other legal or equitable grounds, will be limited in the aggregate for the Term to the greater of (i) $1,000,000 or (ii) ten percent of the charges paid to Unisys by UHS during the twelve month period immediately prior the date the amount of damages was established; provided, however that on and after the first anniversary of the Effective Date, such direct damages shall be limited to an amount equal to subsection (ii). These limitations will not apply to (a) losses by either Party for bodily injury or damage to real property or tangible personal property, (b) either Party's obligations to indemnify the other pursuant to SECTION 29.01(1),
SECTION 29.01(7), SECTION 29.02(1) and SECTION 29.02(7), (c) any breach of confidentiality obligations contained in this Agreement or the improper disclosure of UHS Data, or (d) liability resulting from the willful misconduct of a Party.

             30.02 CONSEQUENTIAL DAMAGES. In no event will either Party have any liability whether based on contract, tort (including, without limitation, negligence), warranty or any other legal or equitable grounds, for any loss of interest, profit or revenue by the other Party or for any consequential, indirect, incidental, special, punitive or exemplary damages suffered by the other Party, arising from or related to this Agreement, even if such Party has been advised of the possibility of such losses or damages; provided, however, that this clause will not prevent either Party from recovering amounts owed under this Agreement. This limitation will not apply to (1) losses by either Party for bodily injury or damage to real property or tangible personal property, (2) either Party's obligations to indemnify the other pursuant to
SECTION 29.01(1), SECTION 29.01(7), SECTION 29.02(1) and SECTION 29.02(7), (3)
any breach of confidentiality obligations contained in this Agreement or the improper disclosure of UHS Data, or (4) liability resulting from the willful misconduct of a Party.

             30.03 PERFORMANCE CREDITS. In the event Unisys fails to meet any of the Performance Standards, Unisys shall pay to UHS the applicable Performance Credits. Although the sum of the Performance Credits may be greater than 10 percent of Base Charges for a calendar month, the Performance Credits payable to UHS in any calendar month shall not exceed, in the aggregate, 10 percent of that calendar month's Base Charges. The Performance Credits represent negotiated amounts on the basis of reduced service levels and shall not be deemed or construed as a penalty. If the Performance Credits incurred actually exceed 10 percent of the calendar month's Base Charges during five months in any consecutive six month period during the Term, UHS may, upon notice to Unisys, terminate this Agreement immediately in whole or in part without regard to
SECTION 24.04. Notwithstanding the foregoing, Unisys and its Agents shall cooperate with UHS and its Affiliates to respond to customer and provider complaints or concerns in connection with Unisys performance or non-performance of Services under this Agreement and shall effectuate a prompt work-around or other solution to the extent necessary to address satisfactorily such complaints or concerns. If, during the Term, the Performance Credits incurred exceed, in the aggregate, $3,000,000, UHS may, upon notice to Unisys within 90 days of exceeding such amount, terminate this Agreement in whole or in part without regard to SECTION 24.04. In the event UHS terminates this Agreement in part, (1) the Baseline shall be adjusted to reflect such Services removed from the scope of this Agreement as a consequence of such termination and (2) Unisys shall reduce the Base Charges on a dollar for dollar basis. UHS' receipt of Performance Credits shall be without limitation as to any other remedies available to UHS or its Affiliates under this Agreement or at law, provided that UHS shall not receive duplicative recoveries.

ARTICLE 31.  INSURANCE.

             As part of the Base Services, without limitation of any of UHS' other rights or remedies, during the Term, Unisys shall maintain and shall cause its subcontractors to maintain insurance of the type and in the amounts specified below:

       (1) statutory workers compensation insurance in accordance with all Federal, state and local requirements;

       (2) employers' liability insurance in an amount not less than $1,000,000 per occurrence;

       (3) commercial general liability or at Unisys option umbrella liability (including contractual liability insurance) insurance and coverage for the indemnity agreements in an amount not less than $10,000,000 per occurrence;

       (4) comprehensive automobile liability insurance covering all vehicles that Unisys owns, hires or leases in an amount not less than $1,000,000 per occurrence (combined single limit for bodily injury and property damages);

       (5) Errors and omissions liability insurance for computer programming and operations in an amount not less than $35,000,000 per occurrence;

       (6) Crime/fidelity insurance for loss or damages related to malfeasance by Unisys or its Agents in an amount not less than $15,000,000 per occurrence and containing a loss payable clause in favor of UHS as UHS' interest shall appear; and

       (7) (a) all risk replacement cost insurance on all equipment, furniture, inventory and software used in connection with the Services, (b) all risk replacement cost property insurance on the buildings and leasehold improvements on any Unisys Service Locations, and (c) extra expense insurance covering Unisys obligations under this Agreement.

Unisys shall furnish to UHS certificates of insurance or other appropriate documentation (including evidence of renewal of insurance) evidencing coverage in accordance with this ARTICLE 31 and naming UHS as an additional insured but only to the extent of those liabilities assumed by Unisys pursuant to SECTION
29.02. Such certificates or other documentation shall include a provision whereby 20 days' notice must be received by UHS prior to coverage cancellation or material alteration of the coverage by either Unisys or the applicable insurer.

ARTICLE 32.  TRANSITIONED EMPLOYEES.

             32.01 LETTER AGREEMENT. Contemporaneously with the execution of this Agreement, each party shall execute a letter agreement in the form of
Exhibit 28 with respect to the Transitioned Employees.

             32.02 UNISYS EMPLOYEE LEASING. From the Agreement Date, Unisys will subcontract (or "Lease") the services of some or all of the UHS employees set forth on EXHIBIT 29 until such employees are transitioned to Unisys or otherwise unavailable as set forth in this ARTICLE 32. Such UHS employees shall remain on the UHS payroll, but technical work direction shall be provided by Unisys employees. Unisys shall provide work direction to such UHS employees in accordance with existing UHS rules, regulations and this Agreement. Any human resource matter relating to any of these UHS employees, including, but not limited to discipline, shall be referred to UHS for resolution.

             32.03 CREDIT MECHANISM. On a monthly basis, Unisys shall pay UHS an amount equal to base salaries, fringe benefits and allocated expenses for each such Leased UHS employee. UHS may credit such payment amount against the monthly Charges it pays to Unisys. Upon Unisys request, UHS shall provide a detailed explanation of the monthly credit.

             32.04 REPLACEMENT OF LEASED EMPLOYEES. Each Party recognizes that Leased UHS employees may (1) voluntarily terminate their employment with UHS, or
(2) be involuntarily terminated by UHS. In addition, Unisys may request that a UHS employee be replaced because of performance issues (subject to resolution by UHS in accordance with SECTION 32.02). If any of these three scenarios occurs, Unisys and UHS will attempt to replace such UHS employee with either another Leased UHS employee or a Transitioned Employee as soon as practicable.

ARTICLE 33.  MISCELLANEOUS PROVISIONS.

             33.01  ASSIGNMENT AND CHANGE OF CONTROL.

             (1) This Agreement shall be binding upon and shall inure to the benefit of each Party hereto, its successors and assigns; provided, however, neither Party may assign this Agreement or any of its rights or obligations hereunder without the consent of the other Party and any such attempted assignment shall be void, except that either Party may assign this Agreement or any of its rights or obligations hereunder without the consent of the other Party pursuant to a change of control, including a merger, consolidation or other similar corporate transaction, or sale of substantially all of its assets or stock.

             (2) In the event of a change of control of UHS, UHS (or its successor or assignee) and Unisys shall review the Services being provided under this Agreement and mutually determine an appropriate adjustment to the Services and Base Charges to meet UHS' changing business requirements.

             33.02 NOTICES. Except as otherwise specified in this Agreement, all notices, requests, consents, approvals and other communications required or permitted under this Agreement shall be in writing and shall be sent by telecopy, if possible, to the number specified below. A copy of any such notice shall also be sent by registered express air mail or U.S. certified mail (return receipt requested) on the date such notice is transmitted by telecopy to the address specified below:

             In the case of UHS:
             United HealthCare Services, Inc.

             450 Columbus Boulevard
             Hartford, Connecticut 06183
             Attn: Mario Fabrizio

             For default or termination, with a copy to:

             United HealthCare Services, Inc.
             9900 Bren Road East
             Minnetonka, Minnesota 55343
             Mail Route MN08-8313
             Attn: General Counsel

             In the case of Unisys:

             Unisys Corporation
             Contracts Department
             USCD Outsourcing Practice
             12010 Sunrise Valley Drive
             Reston, VA 22091

Either Party may change its address or telecopy number for notification purposes by giving the other Party notice of the new address or telecopy number and the date upon which it will become effective.

             33.03 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one single agreement between the Parties.

             33.04 HEADINGS. The article and section headings and the table of contents are for reference and convenience only and shall not be considered in the interpretation of this Agreement.

             33.05 RELATIONSHIP. The performance by Unisys of its duties and obligations under this Agreement shall be that of an independent contractor and nothing contained in this Agreement, except for the limited agency expressly provided for herein, shall create or imply an agency relationship between UHS or its Affiliates and Unisys, nor shall this Agreement be deemed to constitute a joint venture or partnership between UHS or its Affiliates and Unisys. Unisys agrees and represents that it is an independent contractor and its personnel are not UHS' or its Affiliates' agents or employees for federal tax purposes, and are not entitled to any UHS employee benefits. UHS and Unisys each assume sole and full responsibility for the acts of their respective personnel and UHS and Unisys and their respective personnel have no authority to make commitments or enter into contracts on behalf of, bind or otherwise obligate the other party or their Affiliates in any manner whatsoever, except for the limited agency expressly provided for herein.

             33.06 CONSENTS, APPROVALS AND REQUESTS. Unless otherwise specified in this Agreement, all consents and approvals, acceptances or similar actions to be given by either Party under this Agreement shall not be unreasonably withheld or delayed and each Party shall make only reasonable requests under this Agreement.

             33.07 SEVERABILITY. If any provision of this Agreement (other than a term or provision relating to any payment obligation) is held by a court of competent jurisdiction to be contrary to law, then the remaining provisions of this Agreement or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby, and each such provision of this Agreement shall be valid and enforceable to the extent granted by law.

             33.08 WAIVER. No delay or omission by either Party to exercise any right or power it has under this Agreement shall impair or be construed as a waiver of such right or power. A waiver by any Party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be in writing and signed by the party waiving its rights.

             33.09 PUBLICITY. Each Party shall (1) submit to the other all advertising, written sales promotions, press releases and other publicity matters relating to this Agreement in which the other Party's name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied and (2) not publish or use such advertising, sales promotions, press releases or publicity matters without the other Party's consent.

             33.10 ENTIRE AGREEMENT. This Agreement and each of the Exhibits, which are hereby incorporated by reference into this Agreement, is the entire agreement between the Parties with respect to its subject matter and supersedes all other agreements, oral or written, relating to its subject matter. There are no other representations, understandings or agreements between the Parties relative to such subject matter.

             33.11 AMENDMENTS. No amendment to, or change, waiver or discharge of, any provision of this Agreement shall be valid unless in writing and signed by an authorized representative of the party against which such amendment, change, waiver or discharge is sought to be enforced.

             33.12 GOVERNING LAW. This Agreement and the rights and obligations of the Parties hereunder shall be construed in accordance with and be governed by the laws of the State of Minnesota.

             33.13  SURVIVAL.  The terms of ARTICLE 13, ARTICLE 18, ARTICLE 21,
ARTICLE 22, ARTICLE 26, ARTICLE 27, ARTICLE 28, ARTICLE 29, ARTICLE 30,
SECTION 16.01, SECTION 16.03, SECTION 23.03, SECTION 23.04, SECTION 33.09,
SECTION 33.12, this SECTION 33.13, SECTION 33.14, SECTION 33.15 and
SECTION 33.16 shall survive the expiration or termination of this Agreement for any reason.

             33.14 THIRD PARTY BENEFICIARIES. Each Party intends that this Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than UHS or Unisys.

             33.15 COVENANT OF FURTHER ASSURANCES. UHS and Unisys covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of UHS and Unisys will execute and deliver any further legal instruments which are or may become reasonably necessary to effectuate the purposes of this Agreement.

             33.16 SOLICITATION. Except with respect to Transitioned Employees, Unisys shall not, without UHS' prior consent, during the Term or for the one-year period following termination or expiration of this Agreement, knowingly solicit, offer employment, commence employment or retain as a consultant any employee or former employee of UHS or its Affiliates who has been directly or indirectly employed in the performance of the Services (other than employees who have ceased to be employed for a period of at least one year). Neither UHS nor its Affiliates shall, without Unisys prior consent, during the Term knowingly solicit, offer employment, commence employment or retain as a consultant any employee or former employee of Unisys who has been directly or indirectly employed in the performance of the Services (other than employees who have ceased to be employed for a period of at least one year).

             33.17 REMEDIES. All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.


             IN WITNESS WHEREOF, each of UHS and Unisys have each caused this Agreement to be signed and delivered by its duly authorized representative.


                                        UNITED HEALTHCARE SERVICES, INC.


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------



                                        UNISYS CORPORATION


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------

                                    Exhibits Index

1.    Base Services
      Attachment A   UHS's Mainframe Production Databases
      Attachment B  Business Communications Plan (sample)
                       UHS Functional and Scope Matrix

2.    Applications Software

3.    Systems Software

4.    Transition Plan
      Attachment       Sample Unisys Transition/Migration Plan

5.    Performance Credits

6.    Hardware Inventory

7.    Customer Satisfaction

8.    Service Locations

9.    Key Employees

10.   UHS Competitors

11.   Charges
      Attachment A  Capital Budget
      Attachment B  Budget
      Attachment C  FTE
      Attachment D  NBV Software list
      Attachment E  NBV Hardware list
      Attachment F  Software Maintenance
      Attachment G  Lease Schedule

12.   Disaster Recovery Services/Critical Applications

13.   Audit Procedures

14.   UHS Travel Expense Policy

15.   Subcontractors

16.   Termination Assistance Services

17.   Termination Charges

18.   Application resource Request and Rates

19.   Resource Usage Reports and Data

20.   Form of Performance Report

21.   Strategic Plan
      Attachment A  UHS Strategic Plan
      Attachment B  Ongoing and Future Projects

22.   Procedures Manual Outline

23.   Change Control Procedures Outline

24.   UHS Affiliates

25.   Deliverables

26.   Service Level Agreements
      Attachment A  Sample Performance Reports
      Attachment B  List of UHS Service Level Agreements
      Attachment C  Service Management Targets

27.   U.S. Government Contract Requirements

28.   Transitioned Employee Letter Agreement

29.   UHS Employee List

30.   COLA

31.   Variable Pricing

32.   Confidential Data Release Agreement

                                      EXHIBIT 1

                     BASE SERVICES AND FUNCTION AND SCOPE MATRIX

Unisys will provide the following Base Services in accordance with the Functional Matrices detailed in Section 11 and Performance Standards outlined in
Exhibit 26. Charges for Base Services will be based on system capacity as defined in Section 1.


     SECTION I      BASE SERVICES

     SECTION II     FUNCTION AND SCOPE MATRIX

                                       EXHIBIT 1

                        BASE SERVICES AND FUNCTIONAL MATRICES

SECTION I.     BASE SERVICES

Below is a summary of the services Unisys will provide to United HealthCare. A description of responsibilities for each function is found on subsequent pages and detailed in Section II, Function and Scope Matrix. Services not specified are assumed to be the responsibility of UHS.

A. CAPACITY BASED SERVICES

     Capacity based services include providing Unisys and IBM host mainframe processing and storage resource, (identified in Exhibit 6, Machines) to run applications in United HealthCare's production and development environments. Resources will be "billed" based on the capacity of resources available "on the floor" as of the effective date of this agreement (see table below). Unisys and United HealthCare will actively pursue an algorithm for variable based pricing in accordance with
     Exhibit 31.

                                             CPU (MIPS)     DISK (GB)

      Unisys Mainframe                       266            670
      IBM Mainframe                          218            1209

     United HealthCare may from time to time, modify the content of the workload (i.e., add and/or remove applications or increase or decrease the size of applications), so long as United HealthCare forecasts the workload resource change requirements in accordance with agreed to procedures.

B. OPERATIONS

     Unisys will provide console operations, batch support, online support, problem resolution, tape management, file backup and recovery, documentation, hardware planning and installation.

C.  PRODUCTION CONTROL

     Unisys will establish mutually agreed to production control standards and procedures based on Exhibit 22, Procedures Manual during the first 120 day following the effective date of this agreement. This will be accomplished by integrating the existing United HealthCare procedures with those of the Unisys Service Center for those aspects relating to production control including: planning, analysis, scheduling tool support, schedule maintenance, WFL/JCL support and correction, problem tracking and reporting after initial analysis by Unisys. Unisys will be responsible for running and supporting the United HealthCare Production Schedule.

     United HealthCare will be responsible for application program related failures encountered in the execution of the production schedule.

D. SECURITY

     Unisys will provide, in accordance with United HealthCare's policies and procedures, and requirements, physical security in the Unisys Service Center location and will be the custodian of the security files providing the required backup and recovery services. Unisys will also be responsible for making UHS requested changes to the security software system. The security administration for hosts and applications will be the responsibility of UHS, i.e. administration of User codes and Logons.

E. TECHNICAL SERVICES

     Unisys will provide; system software planning and installation; system performance monitoring, tuning and management; problem resolution; data management; and assistance with new technology selection. Additionally, Unisys will provide implementation and installation support for CICS, COMS, DB2 and DMSII systems management System Software license management at an agreed upon release level and other as described in Exhibit 3, Systems Software, and required software maintenance as part of service delivery.

     Unisys will continue to support current projects, identified in Exhibit 21, Strategic Plan, On-going Projects, as of the effective date of this agreement. New projects will be mutually evaluated by both UHS and Unisys to determine a) whether the project is in-scope or out of scope and b) level of effort.

F.   DISASTER RECOVERY

     Unisys will be responsible for Disaster Recovery and backup for data center operations and technical support Base Services, including: testing and
     implementation in the event of a disaster.   Unisys will provide these
     services in accordance with terms and conditions of article 17 of the agreement.

G. HOST PRODUCTION DATABASE ADMINISTRATION

     Unisys will provide production and test database support and maintenance for the existing workload including backups and re-orgs. Database administration includes DB2/DMSII support and maintenance, and the VSAM and DMS production environments in support of United HealthCare's application workload. Production databases are identified in Attachment A, UHS Mainframe Production Databases.

H. HELP DESK SERVICES

     Help Desk Relationships/Dependencies

     United HealthCare's Service Center, Level 1 (Golden Valley, Minnesota), and the Unisys Service Center Help Desk, Level 2. The primary/critical communications path between United HealthCare and Unisys will exist within the peer to peer relationship of the respective help desks.

     Level 1 (Help Desk)

     United HealthCare will be responsible for all first call screening/support from United HealthCare's user community on a seven days/week, twenty four hours/day basis. First call support includes initial problem logging, problem review/analysis and resolution of such things as: United HealthCare connectivity and network (LAN/WAN) problems, application support, user application and host systems security problems, desktop support, and facilities issues. In addition, the first level Help Desk will provide information to end users relating to scheduled events that affect system and application availability and other planned changes.

Level 2 (Help Desk)

     The Unisys Service Center Help Desk will receive direct calls from the United HealthCare's Help Desk (in Golden Valley, Minnesota), for issues related to second level support. This includes logging and responding to the following: system hardware and operational software issues, Unisys maintained/supported network problems, and Operations questions/changes. In addition, the Unisys Help Desk will be the focal point for receiving and logging service requests from other United HealthCare infrastructure groups that require direct contact and/or technical assistance from other Unisys Service Center Operations or Technical Services organizations.

     Assumptions for second level support:

     United HealthCare Service Center currently receives between 4,000 to 5,000 calls per month. It is assumed that 80% of these calls will be handled and satisfactorily resolved exclusively by United Health Care's Level 1 Help Desk and/or other support organizations, and that [[no more than 1,000 calls per month, or about 20% of the current call volume, will need to be forwarded to the Unisys Level 2 Help Desk for problem resolution.]]

I. COMMUNICATIONS

     Unisys will provide data center communications services required to support connectivity between the Unisys Service Center and the United HealthCare Network (depicted in the diagram below), including: hardware and software operations maintenance and support, product procurement, data communications management and problem determination. For printing, Unisys will provide communications connections and support to United HealthCare's
     Golden Valley site.   In addition, Unisys will work with United HealthCare
     or its third party vendor for communications problem determination, change control and reporting.

                                  [GRAPHICS OMITTED]







     Unisys will install and maintain a bridge until UHS's network outsourcing contract is negotiated at which time the network provider will take
     responsibility for providing this "bridge."   Unisys anticipates this will
     occur not later than the end of the migration period to the Unisys InfoHub. Any bridge provided by UHS's third party network provider will be compatible with the existing bridge equipment provided by Unisys.

J. PRINT

     Unisys will be responsible for print file availability to United HealthCare's print facility in Golden Valley. This includes the support and maintenance for all processes up to the creation of the physical report on the UHS printer. Any hardware, software, or data communications technology necessary to support this process will be provided by Unisys. This includes problem determination in support of print file queuing or the transmission of print files to the printer. The printer devices and printout distribution process will continue to be the responsibility of UHS.

K. OUTSIDE MEDIA SERVICES

     Unisys will provide the same magnetic media output as United HealthCare currently provides to their microfiche services provider in accordance with existing schedules. Any courier/shipping charges for transporting this media (inbound and outbound) will be borne by United HealthCare. The microfiche services provider will return all output directly to United HealthCare for distribution.

     Unisys will provide the same magnetic media output as United HealthCare currently provides to their ID-card services provider in accordance with existing schedules. Any courier/shipping charges for transporting this media (inbound and outbound) will be borne by United HealthCare. The ID-card services provider will return all output directly to United HealthCare for distribution.

L. FINANCIAL AND ASSET MANAGEMENT

     Unisys will provide financial and asset management and reporting for hardware and software used in the delivery of the services to UHS.

M. UNIX SUPPORT

     Unisys will provide operational support (tape mounts and system resets) for UNIX production systems listed in Exhibit 6, Machines, and housed in the Unisys Service Center. All other responsibilities (applications, databases, system administration) will remain the responsibility of United HealthCare.

     As each UHS's UNIX box is installed at the Unisys Service Center, Unisys may implement its standard system monitoring software package. This will allow the automated system and database backups to be performed using standard processes.

N. HP 3000 SUPPORT

     Unisys will provide operational support (tape mounts, system backups, and system resets) and "as-is" operating system support for the HP-3000 system (identified in Exhibit 6, Machines) to be housed in the Unisys Service Center. "As is" support will include limited or best-effort problem resolution for the installed (Version 1d) operating system. (Version 1d of the operating system is no longer support by HP.) All other responsibilities (applications, databases, system administration, etc.) will remain the responsibility of United HealthCare.

     Due to the "age" of the operating system and other software installed on the system, Unisys will be unable to implement its standard system monitoring software on this platform.

O. ACCOUNT MANAGEMENT

     O-1.   MANAGEMENT STRUCTURE

            ACCOUNT MANAGER

                 Unisys will provide an Account Manager who will be responsible for day to day operations of the UHS contract and services.

            TRANSITION MANAGER

                 Unisys will provide a Transition Manager who will be responsible for the transition/migration activities during the first year of the UHS contract.

            SERVICE DELIVERY MANAGER

                 Unisys will provide a Service Delivery Manager who will be the day to day point of contact with the UHS Client Services Managers.

            ACCOUNT EXECUTIVE ACCOUNT EXECUTIVE

                 Unisys will provide an Account Executive who will be responsible for client satisfaction and be the management point of contact between UHS Client Services Managers and senior management, and the Unisys account team on all matters of service delivery.

            EXECUTIVE STEERING COMMITTEE

                 The Executive Steering Committee's charter is as follows:

                 -  Provide overall guidance to the outsourcing engagement

                 - Provide a forum to articulate major Information Technology trends or strategies in the industry

                 - Ensure cohesive delivery of all Unisys services being provided to UHS

                 - Facilitate decision-making on issues related to overall direction of the engagement

            The Account Executives from UHS and Unisys will be responsible for convening the steering committee meetings at regular intervals (approximately quarterly), reviewing engagement status, and obtaining management consensus on future plans and directions. Unisys representation on the Executive Steering Committee will include the Unisys Account Executive and the USCD Principal. UHS will identify members of this committee within the first 30 days of the effective date of this agreement.

     O-2.   SERVICE LEVEL AGREEMENTS MANAGEMENT

            During the Term of the agreement, Unisys will meet all service levels as determined and agreed to during the Term in accordance with Article 8 of the contract, and Exhibit 26, Performance Standards and Service Level Agreements,

     O-3.   REPORTS AND MEETINGS.

            REPORTS

            Unisys will perform the reports functions in accordance with
            Article 19 of the contract.

            MEETINGS

            Within 30 days after the effective date, UHS and Unisys will determine an appropriate set of meetings to be held between representatives of UHS and Unisys. Unisys, with input from UHS, will prepare written agendas for such meetings, conduct the meetings jointly with UHS, and provide written minutes to the participants and other interested parties after the meetings. Such meetings will include, but not be limited to the following:

            - A monthly meeting among operational personnel representing UHS and Unisys to discuss performance and planned or anticipated activities and changes that might affect performance.

            - During the first three months of this Agreement, the Executive Steering Committee will meet monthly to review contract status and ensure that the engagement is progressing according to schedule. The committee will then subsequently decide how often meetings should be held.

            - Senior management meetings between UHS and Unisys will be often as deemed necessary by the parties to review relevant contract and performance issues.

     O-4. CHANGE CONTROL AND MANAGEMENT

            When a change request is received, Unisys will review the change request requirement to determine whether the projected change constitutes an out-of-scope requirement in accordance with the functional and scope matrix. If the requested change is out-of-scope, it will be referred to Unisys and UHS's management for resolution. In-scope requests will be assigned by Unisys on the basis of availability of resources and impact on users and Service Level requirements.

            Unisys will develop (to the extent necessary) and employ standard change management procedures that make maximum use of the existing change management procedures and which are reasonably acceptable to UHS.

            Among other things Unisys will address:

            - the need to coordinate in accordance with the change management processes and procedures with UHS before implementing any changes and to maintain an audit trail of implemented changes

            - the need to implement changes only in a manner that ensures continuity when changes are initiated

            - the need to schedule all proposed applications software and processing environment changes

            - the need to participate in regular (weekly) change management meetings with UHS

            - the need to obtain UHS's approval for all changes to production processing schedules, other than in the case of an emergency

            - the need to schedule outages for system maintenance, expansions and modifications during hours that meet the operational needs of UHS and minimizes disruption

            - the need to ensure the integrity of, to control versions, and to track the locations of custom interfaces of System Software, and to support their operability and integration with operating System Software and tools.

            Change management procedures will be developed in conjunction with UHS within 120 days of the effective date of this agreement according to the Integrated Change Management Plan outlined in
            Exhibit 23.

            In the event that changes are instituted that may affect existing Service Level performance, a 30-day review period will commence. The UHS Service Level Customers will be notified by UHS of the review period prior to commencement. During the review period, performance for the affected Service Level will be monitored by Unisys and UHS. At the conclusion of the review period, Unisys and UHS will review the Service Level performance and negotiate a mutually acceptable Service Level for future attainment.

     O-5. PROBLEM MANAGEMENT

            Unisys will be responsible for all problems within the scope of its responsibility. Unisys will promptly respond to problems within the scope of its responsibility and provide support until such problems are resolved. Unisys will record, manage, and track production problems that occur during the operation of the Unisys Service Center. Within the first 90 days after the effective date of this agreement, Unisys will develop, in conjunction with UHS, procedures for escalating problems that cannot be resolved in normal day-to-day operations. Such problems normally fall outside the normal scope of day-to-day operations related problems, and fall within the management area. These procedures will be documented and adhered to by both parties.

            Unisys will conduct periodic reviews of past problems to discover any trends or problem areas that need special attention. Unisys will document and provide UHS with the results of these reviews.

     O-6    CUSTOMER SATISFACTION SURVEY

            Unisys will conduct an annual customer satisfaction survey. This survey will be based on the example provided in Exhibit 7, Customer Satisfaction Survey. In addition to the annually survey Unisys will also conduct a survey 90 days after the effective date of this agreement.

     O-7    BUSINESS COMMUNICATION PLAN

            Within 120 days of the effective date of this agreement, the Account Executives, representing UHS and Unisys, will develop and implement a business communication plan for each outsourced service area. The plan will be based on the example provided in Attachment B, Business Communications Plan.

                            UHS FUNCTION AND SCOPE MATRIX

Section II     Function and Scope Matrics

Operations
Production Control
Security
IBM Technical Services
Unisys Technical Services
Disaster Recovery
IBM Database Administration
Unisys Database Administration
Distributed Systems Management
Help Desk Services
Communications
Print Services
Outside Media Services
Financial and Asset Management
UNIX Support
HP 3000 Support
Account Management






                                  Responsibility Key

X - Responsible --   The party identified has full responsibility for
                     performing this function.
P - Primary --       This party has responsibility for performing the function
                     and obtaining concurrence from the other party.
S - Secondary --     This party provides input to and collaborates with the
                     party responsible for the function.

                                 EXHIBIT 1

                                ATTACHMENT A

                    UHS'S MAINFRAME PRODUCTION DATABASES

                      Mainframe Production Databases
     -------------------------------------------------------
                       Unisys                  IBM
                 ------------------     --------------------
     A19-4X      DRALPHADB              AUTH
                 DRCHARLIEDB            COB
                 DRDELTADB              CPT
                 DRPHOADB               DRCLMASTA
                 DRARCALPHADB           DRCLDETLA
                 DRARCCHARLIEDB         ENROLL
                 DRARCDELTADB           GRPMASTER
                 DRGBLDB                GRPDETAIL
                 DRGDB                  SUBSCRIBE
                 BLDISTDB               PHCLAIMSA
                 BLPACKDB               MEMMASTER
                 DRWINDB                PAC
                 LAGDB                  HLCLMMAST
                 OMSDB                  HLCLMDETL
                 PRODWINDB              PRVMASTER
                 RESOURCEDB             PPC
                 SECURITYDB             PCO
                 SERVERDB               DRG
     A18-3X      DRBRAVODB              LEGALENT
                 DRECHODB               FINPRD
                 DRACRBRAODB            NETWORK
                 DRARCECHODB            COUNTY
                 BLPACKCDB              HCFA
                 DRGDB                  CATLVL2
                 DRWINCDB               REVENUE
                 NEWTAPELIBDB           ICD
                 RESOURCECDB            PLAN-TABLE
                 SECURITYDB             ADJCLAIMA
                                        MEDRATES
                                        MEMKEY
                                        AFCONTROL
                                        COMMIT
                                        CONTROL
                                        TRAILER
                                        AFBALANCE




                      Mainframe Production Databases
     -------------------------------------------------------
                        Unisys                  IBM
                 ------------------     --------------------
                                        MARKETPKG
                                        PSAMASTER
                                        PSADETAIL
                                        PSACATCDR
                                        PSACNT06R
                                        PSACNT09R
                                        PSACNT10R
                                        AMDAILY
                                        AMREPORT
                                        RTSPOST
                                        MP-ENR
                                        PDLOCATE
                                        SU-CONTRL
                                        SUICDCPT
                                        SUMAPVALU
                                        GUIDEMSTR
                                        PTCLM-ADJ
                                        PTCLM-DCD
                                        PTCLM-DCM
                                        PTCLM-HCD
                                        PTCLM-HCM
                                        PTCLM-PHC
                                        SITE
                                        ADJEXCL
                                        PDNUMBERS
                                        CS-MEMBER
                                        CS-PROV
                                        MEMMONTH
                                        DRCLMASTB
                                        DRCLDETLB
                                        ADJCLAIMB
                                        PHCLAIMSB



                                  EXHIBIT 1

                                ATTACHMENT A

                     UHS'S MAINFRAME PRODUCTION DATABASES

                         Mainframe Production Databases
      ------------------------------------------------------
                        Unisys                  IBM
                 ------------------     --------------------
     A19-4X      DRALPHADB              AUTH
                 DRCHARLIEDB            COB
                 DRDELTADB              CPT
                 DRPHOADB               DRCLMASTA
                 DRARCALPHADB           DRCLDETLA
                 DRARCCHARLIEDB         ENROLL
                 DRARCDELTADB           GRPMASTER
                 DRGBLDB                GRPDETAIL
                 DRGDB                  SUBSCRIBE
                 BLDISTDB               PHCLAIMSA
                 BLPACKDB               MEMMASTER
                 DRWINDB                PAC
                 LAGDB                  HLCLMMAST
                 OMSDB                  HLCLMDETL
                 PRODWINDB              PRVMASTER
                 RESOURCEDB             PPC
                 SECURITYDB             PCO
                 SERVERDB               DRG
     A18-3X      DRBRAVODB              LEGALENT
                 DRECHODB               FINPRD
                 DRACRBRAODB            NETWORK
                 DRARCECHODB            COUNTY
                 BLPACKCDB              HCFA
                 DRGDB                  CATLVL2
                 DRWINCDB               REVENUE
                 NEWTAPELIBDB           ICD
                 RESOURCECDB            PLAN-TABLE
                 SECURITYDB             ADJCLAIMA
                                        MEDRATES
                                        MEMKEY
                                        AFCONTROL
                                        COMMIT




                         Mainframe Production Databases
      ------------------------------------------------------
                        Unisys                  IBM
                 ------------------     --------------------
                                        CONTROL
                                        TRAILER
                                        AFBALANCE
                                        MARKETPKG
                                        PSAMASTER
                                        PSADETAIL
                                        PSACATCDR
                                        PSACNT06R
                                        PSACNT09R
                                        PSACNT10R
                                        AMDAILY
                                        AMREPORT
                                        RTSPOST
                                        MBP-ENR
                                        PDLOCATE
                                        SU-CONTRL
                                        SUICDCPT
                                        SUMAPVALU
                                        GUIDEMSTR
                                        PTCLM-ADJ
                                        PTCLM-DCD
                                        PTCLM-DCM
                                        PTCLM-HCD
                                        PTCLM-HCM
                                        PTCLM-PHC
                                        SITE
                                        ADJEXCL
                                        PDNUMBERS
                                        CS-MEMBER
                                        CS-PROV
                                        MEMMONTH
                                        DRCLMASTB
                                        DRCLDETLB
                                        ADJCLAIMB
                                        PHCLAIMSB

                                      EXHIBIT 1

                                     ATTACHMENT B

                             BUSINESS COMMUNICATIONS PLAN
                                       (sample)

Functional Area Title:

--------------------------------------------------------------------------------

Functional Area Description:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Daily Support:
(Daily Support Areas represent the business functions and resources supported by the services UHS receives from Unisys.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Business Objective:
(Each Functional Area also supports business objectives that drive UHS into the future. The business objectives are those goals UHS has set for their corporation, to which Unisys services contribute.)

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Communications Vehicle:
(Communications vehicles are the tools, procedures, and schedules used to communicate activity status, and progress to the Daily Support, and Business Objective areas.)

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

Communications Organization:
(The Communications Organization is the person, or group of people that use the communications vehicles between the Functional area and the Daily, and Business Objective Areas.)

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

                            UHS FUNCTION AND SCOPE MATRIX

                                                         Responsibility
                     Operations                        -------------------
   (X - Responsible, P - Primary, S - Secondary)         Unisys      UHS
----------------------------------------------------   ----------  -------
Operate Console                                           X
Command Center Automation Tools
Define and maintain business process documents            X
     Define requirements                                  X
     Define command center requirements                   X
     Implement Automation Programs                        X
Batch
     Batch Monitoring                                     X
     Batch Abend Repair                                   P           S
     Batch Abend Escalation                               P           S
Tape Management
     Mount Tapes                                          X
     Out of Company Tape Processing                       X
     Off site storage                                     X
     Tape Library management                              X
     Tape Initialization                                  X
     Silo Management
First Line problem determination                          X
File Back-up/Recovery Assistance (including database
     recovery)                                            X
Document Operations Procedures                            P           S
Hardware Planning and Installation
     Technology in-put, review, and general
        recommendation                                    P           S
     Technology plan review                               P           S
     Technology plan approval                             S           P
     Hardware facilities requirements                     X
     Hardware installation and maintenance                X
Capacity management (day to day)
     Define and maintain capacity management
        process documents                                 P           S
     Define application requirements                                  X
     Capacity monitoring                                  P           S
     Storage management (DASD, tape)                      P           S
     Maintain Optimal Storage Environment (cost, service) P           S
Facilities Management
     Building Management                                  X
     Environmental Management                             X
     Space Planning Assistance                            X
     Testing and concurrent maintenance                   X
     Report of Problem Management                         X
Failure Recovery
     Service Center/Data Network Machine Failure
        Service Center Equipment (up to but not
          including remote FEP)                           X


                                                         Responsibility
                     Operations                        -------------------
   (X - Responsible, P - Primary, S - Secondary)         Unisys      UHS
----------------------------------------------------   ----------  -------
     Data Network Equipment (including and beyond
        remote FEP)                                                   X
     Channel extension to print facility                  X
     Systems software failure                             X
     Applications Software failure                                    X

                            UHS FUNCTION AND SCOPE MATRIX

                                                            Responsibility
                 Production Control                     ------------------------
    (X - Responsible, P - Primary, S - Secondary)         Unisys         UHS
------------------------------------------------------  -----------  -----------
Establish Standards                                         P            S
Standards compliance                                        X
Operations analysis and planning                            X
Support scheduling software OPC, CA                         X
Batch Production Schedule
     Scheduler input                                        P            S
     Scheduler updates                                      X
     Execution                                              X
WFL/JCL support and hang fixing                             X
Track Batch Problem Reports and System Crashes              X
Report Problem Resolution Statistics                        X
Preparation of Run parameter Cards                          P            S

                            UHS FUNCTION AND SCOPE MATRIX

                                                            Responsibility
                      Security                          ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------
Physical Security at UHS Facilities
     Administrative and technical support                                X
     Badge distribution, alarm monitoring and response                   X
     Emergency response (fire, medical, first aid)                       X
Physical Security at Unisys Facilities
     Administrative and technical support                   X
     Badge distribution, alarm monitoring and response      X
     Emergency response (fire, medical, first aid)          X
Data Access Management
     Conduct Periodic Audit                                 S            P
     Host/Mainframe installation & maintenance              X
     Host/Mainframe upgrades                                X
     UNIX installation and maintenance                                   X
     UNIX upgrades                                                       X
     Maintain master security database (Security DB
        Utility/RACF)                                       X
     Administrative support (system software)                            X
     Administrative support (application software)                       X
     User Password authorization policy                                  X
Data Network - dual responsibility
     Network definitions (dual responsibility)              X            X
     User lists                                             X            X
     User initialization                                    X            X
Policy and Procedures                                                    X
Procedures                                                  S            P
Security Enhancement
     Security consultancy                                   P            S
     Identify areas for improvement                         P            S
     Recommend solutions                                    P            S



                            UHS FUNCTION AND SCOPE MATRIX

                                                            Responsibility
                  IBM Technical Services                ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------
Capacity Planning (long-term)
     Define and maintain capacity planning process
        documents                                           P            S
     Define application requirements                                     X
     Capacity monitoring                                    X
     Storage Management (silo, DASD, tape)                  X
     Maintain Optimal Storage Environment
        (cost, service)                                     X
     Space Planning Assistance                              X
     Development and implementation of storage standards    P            S
Operating Systems Support (Installation and maintenance)
     System Control Program (MVS, CICS, etc.)               X
     Other host software (including application
        development software/tools)                         X
     Automated scheduler system                             X
     Support of homegrown software and tools                P            S
Service Center Automaton Product Support (Installation and
        Maintenance)
     Tape Library                                           X
     File Management                                        X
     Print management                                       X
     Source code generation                                 X
     Scheduling                                             X
     Performance monitoring                                 X
     Operations automation                                  X
System monitoring                                           X
Develop Service Level Agreements                            S            P
Service Level management (day to day)                       P            S
Performance tuning
     Systems                                                X
     Applications                                                        X
Troubleshooting/problem resolution (MVS, etc.)              X
Data Management
     Backup/recovery procedures                             X
     File backup and recovery                               X
New Technology/Product Research
     Technology input and review                            P            S
     Technology implementation                              P            S
     Technology selection                                   P            S
JCL Development and Support
     Design Support                                         S            P
     Implementation (release)                               S            P
     Testing                                                S            P
     Evaluation of problem                                  P            S
     Problem Drill down to root cause                       P            S
     Operational Analysis and Problem Resolution            P            S
     Workflow Development/Support                           P            S


                                                            Responsibility
                  IBM Technical Services                ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------

     Scheduling                                             P            S
     Capacity Planning (application)                        S            P
Performance Monitoring and Tuning (Production Only)
     Performance Thresholds Alert setup and monitoring      X
     System Monitoring                                      X
     Environmental                                          X
     Applications Performance Analysis                      S            P
     Performance Reporting                                  X
     System Capacity Planning (day to day)                  P            S
Application Development Tools and Techniques
     Management and Planning
        Focal point to customer AD community                             X
        Strategic planning and analysis                     S            P
        Set priorities and communicate to Unisys                         X
        Vendor Relationships                                S            P
        Maintain corporate inventory of software products                X
     Tools
        Product management support for host-based
            application development and maintenance tools                X
        Tool Installation and maintenance                   X
        Consultation for application development and
            maintenance tools                                            X
        Identify and evaluate new tools features and
            techniques to support strategic direction                    X
        Recommend tools to enhance productivity and
            automate the application development and
            maintenance process                                          X
        Support end-user tools and techniques for timely
            data retrieval and reporting                                 X
        Tools and software license costs (as specified in
            Exhibit 3)                                      P            S
        Ensure timely upgrades of tools (as specified in
            Exhibit 3)                                      P            S
        Host programming languages and productivity
            support                                                      X
        CASE tools support                                               X
        Host based A/I tools and support                                 X
        Repository tools support                                         X
        4GL tools support                                                X
        Object Oriented tools support                                    X
        Distributed/Workstation tools support                            X
        Client/server tools support                                      X
Data Management
     SMS                                                    P            S
     Compression                                            P            S
     Tape Mount Management                                  P            S
Software License Management
     Host
        System                                              X
        Application                                                      X
        Distributed                                                      X

                                                            Responsibility
                  IBM Technical Services                ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------


Future/Planned Projects - as specified in Exhibit 21
     (dual responsibility)                                  X            X
Quality Assurance
     Application Installation
        Actual Installation                                 P            S
        User acceptance and verification                    S            P
        Define and develop Standards and Procedures         P            S
            Define requirements                             P            S
            Promote to production                           P            S
        JCL standards and procedures                        P            S
        Automated Run Documentation                         S            P
        Set-up                                              S            P
        Dependencies                                        S            P
        Initiation                                          S            P
        Recovery                                            S            P
     Hardware & System Software Installation
        Actual installation                                 P            S
        User acceptance and verification                    P            S
        Define and develop Standards and Procedures         P            S
            Define requirements                             P            S
            Promote to production                           P            S


                            UHS FUNCTION AND SCOPE MATRIX
                                                            Responsibility
               Unisys Technical Services                ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------

Operating Systems Support (Installation and
     maintenance)
     A Series System Software (i.e., MCP, COMS, DMSII,
        etc.)                                               X
     New Release evaluation                                 X
     Interim Correction Release evaluation                  X
     New release installation                               X
     Supervisor Support                                     X
     Other host software (distributed A and 3rd party)      X
Troubleshooting/problem resolution (i.e., MCP, System
     Software, Env Software)
     Evaluation of problem                                  X
     Problem Drill down to root cause                       X
Service Center Automation Product Support (Installation and
        maintenance)
     Tape Library                                           X
     File Management                                        X
     Print Management                                       X
     Source Code Control                                    X
     Scheduling                                             X
     Performance Monitoring                                 X
     Operations Automation                                  X
Technical Product Support (Installation and maintenance)
     Print Support (i.e., ISC Spool)                        X
     Code Generation (i.e., XGen)                           X
     PC/File transfer (i.e., FileExpress)                   X
     Data Transfer (i.e., Data Bridge)                      X
     Utilization Reporting (i.e., ResourceDB)               X
     Print Barcode Application                                           X
     Print Forms Design Utility                                          X
     Business Application Program Modules (TB7500)                       X
     Data Transfer (i.e., Data Bridge)                      X
WFL Development and support
     Design Support                                         S            P
     Implementation (release)                               S            P
     Testing                                                S            P
     Evaluation of problem                                  P            S
     Problem Drill down to root cause                       P            S
     Operational Analysis and Problem Resolution            P            S
     Workflow Development/Support                           P            S
     Scheduling                                             P            S
     Capacity Planning (applications)                       S            P
Performance Monitoring and Tuning Production Only
     Performance Thresholds Alert setup and monitoring      X
     System Monitoring                                      X
     Environmental (Distributed A)                          X
     Applications Performance Analysis                      S            P

                                                            Responsibility
               Unisys Technical Services                ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------

     Performance Reporting                                  X
     System Capacity Planning (day to day)                  P            S
File/Tape Management
     Backup/recovery procedures                             X
     Monitor Available Disk Space                           X
     Define File/Tape Retention Parameters                  S            P
     Configure/Implement File/Tape Retention Parameters     X
     File/Tape Mount Management                             P            S
New Technology/Product Research
     Technology input and review                            S            P
     Technology implementation                              P            S
     Technology selection                                   P            S
Security Administration
     Security Policy and Procedures                                      X
     User ID Administration                                              X
     Security Configuration/Parameters                      X
     Security Application (i.e., SecurityDB) Databases      P            S
Future/Planned Projects - as specified in Exhibit 21
     (dual responsibility)                                  X            X
Quality Assurance
     Application Installation
        Actual installation                                 P            S
        User acceptance and verification                    S            P
        Define and Develop Standards and Procedures         P            S
            Define requirements                             P            S
            Promote to production                           P            S
        WFL standards and procedures                        P            S
        Automated Run Documentation                         S            P
        Set-up                                              S            P
        Dependencies                                        S            P
        Initiation                                          S            P
        Recovery                                            S            P
     Hardware and System Software Installation
        Actual installation                                 P            S
        User acceptance and verification                    P            S
        Define and Standards and Procedures                 P            S
            Define requirements                             P            S
            Promote to production                           P            S
Develop Service Level Agreements                            S            P
Service Level Management (day to day)                       P            S



                            UHS FUNCTION AND SCOPE MATRIX

                                                            Responsibility
                   Disaster Recovery                    ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------

Disaster Recovery Planning
     Define Application Disaster Recovery Levels                         X
     Disaster Recovery Plan Development and Maintenance     S            P
     Contract Maintenance                                   S            P
     Administration (compliance, guidelines, standards,
        procedures)                                         S            P
     Testing                                                S            P
     Tapes to Hot Site (from vault)                         X



                            UHS FUNCTION AND SCOPE MATRIX

                                                            Responsibility
              IBM Database Administration               ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------

DB2 Environment
     Install DB2 Software (IBM Licensed)                    X
     Install DB2 Software (Vendor Licensed)                 X
     Monitor and control DB2 subsystem                      X
     Execute DB2 and QMF catalog maintenance                X
     Maintain DB2 and QMF Governors (if applicable)         P            S
     Physical database design                               X
     Logical database design                                             X
     Review and support application SQL                                  X
DB2 Production Environment
     Execute and maintain production DDL                    P            S
     Build, schedule and execute application BINDs          P            S
     Determine application DB2 space requirements                        X
     Determine access methods for DB2 application data
        (i.e., views, aliases, synonyms)                                 X
     Administer database level privileges                   P            S
     Ensure DB2 data integrity (backup/recovery)            P            S
     Administer DB2 system level privileges                 P            S
     Retain exclusive control of SYSADM privileges          X
     Review plan changes (access paths)                                  X
     Identify and resolve application performance problems  S            P
     Monitor and tune DB2 subsystem                         X
     Identify DB2 utility requirements (type, frequency,
        occurrence)                                         S            P
     Build, schedule and execute DB2 utility cycle
        (JCL/Utility automation tools)                      X
     Identify and resolve DB2 related software problems     X
     24 X 7 database support coverage                       X
     Automation/Tool utilization                            X
     DB2 storage management (Database tracking, SMS usage)  X
     Operability standards                                  X
     Database standardization                               P            S
     Monitor table spaces (contention, growth, extents)     X
DB2 Test Environment
     Review and support application SQL                                  X
     Execute and maintain test DDL                                       X
     Build, schedule and execute application BINDs                       X
     Determine application DB2 space requirements                        X
     Determine access methods for DB2 application date (i.e., views,
        aliases, synonyms)                                               X
     Administer database level privileges                                X
     Ensure DB2 data integrity (backup/recovery)                         X
     Administer DB2 system level privileges                 P            S
     Retain exclusive control of SYSADM privileges          X
     Review plan changes (access paths)                                  X
     Identify and resolve application performance problems  S            P


                                                            Responsibility
              IBM Database Administration               ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------

     Monitor and tune DB2 subsystem                         X
     Identify DB2 utility requirements (type,
        frequency, occurrence)                                           X
     Build, schedule and execute DB2 utility cycle
        (JCL/Utility automation tools)                      P            S
     Identify and resolve DB2 related software problems     X
     24 X 7 database support coverage                       X
     Automation/Tool utilization                            X
     DB2 storage management (Database tracking, SMS usage)  X
     Operability standards                                  S            P
     Database standardization                               S            P
     Monitor table spaces (contention, growth, extends)     X
VSAM Production Environment
     Backup and recovery for VSAM datasets                  P            S
     Identify VSAM utility requirements (type, frequency,
        occurrence)                                         S            P
     Build, schedule and execute VSAM utility cycle
        (JCL/Utility Automation Tools)                      P            S
     Monitor space for VSAM datasets                        P            S
     REPRO VSAM datasets                                    P            S
     Develop SMS Strategy for VSAM datasets                 P            S
     Performance                                            P            S
VSAM Test Environment
     Backup and recovery for VSAM datasets                               X
     Identify VSAM utility requirements (type, frequency,
        occurrence)                                                      X
     Build, schedule and execute VSAM utility cycle
        (JCL/Utility Automation Tools)                                   X
     Monitor space for VSAM datasets                                     X
     REPRO VSAM datasets                                                 X
     Develop SMS strategy for VSAM datasets                              X
     Performance                                                         X



                            UHS FUNCTION AND SCOPE MATRIX

                                                                Responsibility
           Unisys Database Administration                   ----------------------
     (X - Responsible, P - Primary, S - Secondary)            Unisys         UHS
------------------------------------------------------      ----------     -------

DMSII Production Environment
     Install DMSII Software                                     X
     Monitor and control DMSII environment                      X
     Physical data base design                                  P            S
     Logical database design                                    S            P
     Review and support application DML                                      X
     Maintain production DASDL and generate Description         P            S
     Determine database space requirements                      P            S
     Ensure data base physical integrity (backup/recovery)      P            S
     Identify and resolve application performance problems      S            P
     Monitor and tune database performance                      X
     Identify database backup cycle requirements (type,
        frequency, occurrence)                                  S            P
     Support and perform database backup process                X
     Identify and resolve DMSII related software problems       X
     24 X 7 database support coverage                           X
     Automation/Tool utilization                                X
     DMSII storage management (Structure and population
        growth)                                                 X
     Database standardization                                   P            S
     Monitor table spaces (levels, bias, loadfactor)            X
DMSII Test Environment
     Install DMSII Software                                     X
     Monitor and control DMSII environment                      X
     Physical data base design                                  P            S
     Logical database design                                    S            P
     Review and support application DML                                      X
     Maintain production DASDL and generate Description         P            S
     Determine database space requirements                      P            S
     Ensure data base physical integrity (backup/recovery)      P            S
     Identify and resolve application performance problems      S            P
     Monitor and tune database performance                      X
     Identify database backup cycle requirements (type,
        frequency, occurrence)                                  S            P
     Support and perform database backup process                X
     Identify and resolve DMSII related software problems       X
     24 X 7 database support coverage                           X
     Automation/Tool utilization                                X
     DMSII storage management (Structure and population
        growth)                                                 X
     Database standardization                                   P            S
     Monitor table spaces (levels, bias, loadfactor)            X
DBMS capacity planning
     Applications requirements                                               X
     Physical Estimation Process                                X

                                                                 Responsibility
           Unisys Database Administration                    ----------------------
     (X - Responsible, P - Primary, S - Secondary)             Unisys         UHS
------------------------------------------------------       ----------     -------

DBA Functions
     DBMS performance management                                 X
     DBMS performance utilization tracking                       X
     Backup/recovery planning and design                         X
     Involvement with application installation                   S            P
     DB Reorganization                                           X
     DB Space Management and Monitoring                          X
     Database troubleshooting/resolution                         X
     DB Rollbacks and Recoveries                                 X

                            UHS FUNCTION AND SCOPE MATRIX

                                                                 Responsibility
            Distributed Systems Management                   ----------------------
     (X - Responsible, P - Primary, S - Secondary)             Unisys         UHS
------------------------------------------------------       ----------     -------

Distributed Systems Management (Planning)
     Systems Management, Operating Systems, database
        systems                                                               X
     Modeling                                                                 X
     Gateways                                                                 X
     LAN Printing                                                             X
     Personal Productivity, Product Support (Spreadsheet,
        WP, etc.)                                                             X
Workflow
     E-MAIL                                                                   X
     FAX                                                                      X
     Image                                                                    X
     OCR                                                                      X
     EDI                                                                      X
     Groupware (Lotus Notes)                                                  X
Distributed Systems Management Support (Operational)
     Performance and availability monitoring                                  X
     End User Machine failure                                                 X
     End User Machine failure diagnosis and repair
        management                                                            X
     Problem determination on hardware/circuits                               X
     Vendor dispatch and coordination                                         X
     Provide status on problem resolution progress to user                    X
     Track vendor performance                                                 X
     Respond to alarms on Network Management Systems                          X
End-User Computing
     System Software Installation and maintenance                             X
     Access Tools                                                             X
     Data Warehouse                                                           X
     DSS                                                                      X
     EIS                                                                      X

                            UHS FUNCTION AND SCOPE MATRIX

                                                                 Responsibility
                 Help Desk Services                          ----------------------
     (X - Responsible, P - Primary, S - Secondary)             Unisys         UHS
------------------------------------------------------       ----------     -------

Level 1 Support
     Answer calls from UHS users                                              X
     Problem management (UHS Service Center Help Desk -
        Level 1)
        Record problems                                                       X
        Track problems through resolution                                     X
        Provide feedback to users                                             X
     Initial problem support                                                  X
     Level 1 problem resolution                                               X
     Invoke proper problem resolution resources                               X
     Follow-up for resolution status                                          X
     Escalate to next level of support (network, app.
        level 2)                                                              X
     Standards and procedures (UHS help desk)                    S            P
     Notify users of systems availability                                     X
     Management reporting - UHS level 1 and Internal
        Client SLA/s                                                          X
Level 2 Support
     Answers calls from UHS Help Desk                            X
     Problem Management (Unisys Help Desk)
        Record problems                                          X
        Track problems through resolution (UNISYS level 2)       X
        Provide feedback to UHS Level 1 Help Desk                X
     Level 2 problem resolution (in scope services)              X
     Invoke proper problem resolution resources                  X
     Follow-up for resolution status                             X
     Escalate to next level of support                           X
     Standards and procedures UNISYS Help Desk                   X
     Notify UHS Help Desk of system availability                 X
     Integrate UHS Procedures into Unisys Help Desk
        Procedures                                               P            S
     Management reporting - Level 2                              X

                            UHS FUNCTION AND SCOPE MATRIX

                                                                 Responsibility
                   Communications                            ----------------------
     (X - Responsible, P - Primary, S - Secondary)             Unisys         UHS
------------------------------------------------------       ----------     -------

Network Hardware Maintenance and support
     All LANs and network units located at the Unisys
        Service Center                                           X
     WAN routers and terminating units at UHS GDV location                    X
     WAN links between the Unisys Service Center and
        UHS GDV                                                  X
     CP2000 FEPs at UHS GDV                                      P            S
     CP2000 RCs at UHS remote sites                              S            P
     CP2000 FEP bridge LANs (the new LANs to bridge to
        Unisys Service
        Center) at GDV                                           P            S
     WAN links between GDV and UHS remote sites                               X
     The current 3745-3xx at UHS GDV                             P            S
     The Trunk Group LAN (bridged between Unisys Service
        Center and GDV) at GDV                                   S            P
     The Ring 1 and 5 T/R LANs at UHS GDV                        S            P
     Any 3174Rs at UHS locations                                              X
     Any other existing or new controllers at UHS field
        offices                                                               X
     TCP/IP junction LANs at UHS GDV                             S            P
Network Software
     Configuration of Moves, Adds, Changes
        3745 NCP at Unisys Service Center                        X
        3745-3xx now at UHS GDV                                  P            S
        SNI links                                                S            P
        3172s at Unisys Service Center                           X
        3174Ls at Unisys Service Center                          P            S
        3174Rs at UHS locations                                               X
        Existing RS6000s at Unisys Service Center                S            P
        Existing RS6000s at UHS locations                        S            P
        Other UNIX/AIX units at Unisys Service Center            P            S
        Existing/other UNIX/AIX units at UHS GDV and
            field offices                                        S            P
        CP2000 FEPs at UHS GDV                                   P            S
        CP2000 RCs at UHS field offices                          S            P
        VTAM                                                     P            S
        NAU                                                      P            S
     Maintenance and Support
        A-Series (BNA, TCP/IP, Resolver)                         X
        CP2000 FEPs at UHS GDV                                   X
        CP2000 RCs at UHS field offices                          S            P
        UNIX/AIX network stacks at Unisys Service Center         X
        Existing 3745-3xx at UHS GDV                             X
        All Network operating Systems in WAN terminating
            units                                                X
        All network stacks in units located at the
            UnisysService Center                                 X
        VTAM                                                     X
        NAU                                                      X
Any new or out-of-scope networking entities                                   X

                            UHS FUNCTION AND SCOPE MATRIX

                                                                 Responsibility
                   Print Services                            ----------------------
     (X - Responsible, P - Primary, S - Secondary)             Unisys         UHS
------------------------------------------------------       ----------     -------

Document Creation and Management
     Composition Tools EOS at TIC                                             X
     Document Viewing                                                         X
Print Related Support Software
     System Software                                             X
     Transmission Software                                       X
     Forms Management                                                         X
     Report Delivery Tracking                                                 X
File/Report Transmission (both Hardware and Software)            X
Print/Report Generation
     Queue Management                                            S            P
     Printer Hardware                                                         X
     Physical Printing                                                        X
     Forms Management                                                         X
     Report Delivery Tracking                                                 X
Print Delivery Metrics
     Print File Availability to Printer Queue Management         X
     Print/Report Delivery to Customer                                        X
     Reporting Overall Metric                                    X

                            UHS FUNCTION AND SCOPE MATRIX

                                                            Responsibility
                  Outside Services                      ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------

Microfiche
     Spool microfiche output to tape                        X
     Ship microfiche tape(s) to services vendor             X
     Receive/verify microfiche output                                    X
     Distribute microfiche                                               X
     Receive/store microfiche output tape(s)                X
ID-Card
     Spool ID-card output to tape                           X
     Ship ID-card tape(s) to services vendor                X
     Receive/verify ID-card output                                       X
     Distribute ID-card                                                  X
     Receive/store ID-card output tape(s)                   X

                            UHS FUNCTION AND SCOPE MATRIX

                                                            Responsibility
            Financial and Asset Management              ----------------------
     (X - Responsible, P - Primary, S - Secondary)        Unisys         UHS
------------------------------------------------------  ----------     -------

Hardware and Equipment (in-scope)
     Acquisition Analysis                                   P            S
     Maintenance Contract Negotiation                       X
     Expense Tracking                                       P            S
     Invoice Processing                                     X
     Inventory                                              X
     Acquisition                                            P            S
Software
     License Contracting - as specified in Exhibit 3
        (dual responsibility)                               X            X
     Acquisition Analysis                                   P            S
     Expense Tracking                                       P            S
     Invoice Processing                                     X
     Inventory                                              P            S
     Acquisition                                            P            S
Rate Setting and chargeback to UHS for CPU, storage,
     tape, etc.                                             P            S
Provide Job Accounting Statistics and Management Reports    P            S
Software License Management
     System Software                                        X
     Service Center Automation Utilities                    X
     Business Application                                                X
Hardware Management
     Inventory Control (Unisys Service Center)              X
     Acquisitions                                           P            S

                            UHS FUNCTION AND SCOPE MATRIX

                                                                 Responsibility
                     UNIX Support                            ----------------------
     (X - Responsible, P - Primary, S - Secondary)             Unisys         UHS
------------------------------------------------------       ----------     -------

System Administration
     System sizing for ordering using customer information                    X
     Order systems                                                            X
     Install new hardware                                                     X
     Install operating system software                                        X
     Install OS patches                                                       X
     Configure OS                                                             X
     Tune OS                                                                  X
     Upgrade OS                                                               X
     Install application environment software                                 X
     Configure                                                                X
     Install application environment software                                 X
     Configure application environment software                               X
     Tune application environment software                                    X
     Upgrade environment software                                             X
     Perform file backups and recoveries                                      X
     Perform production database backups                         X
     Manage system security                                                   X
     Manage system printers and print queues                                  X
     System performance monitoring                                            X
Database Administration
     Install database software                                                X
     Configure database software                                              X
     Tune database software                                                   X
     Upgrade database software                                                X
     Create databases and database objects                                    X
     Reorganize databases                                                     X
     Monitor database performance                                             X
     Monitor database object sizes                                            X
     Perform database recoveries                                              X
     Assist developers in planning                                            X
     Size databases                                                           X
Tape Management
     Mount Tapes                                                 X
     Out of company Tape processing                              X
     Off site storage                                            X
     Tape library management                                     X
     Tape initialization                                         X
Hardware Planning and Installation
     Technology in-put, review, and general recommendation       S            P
     Technology plan review and approval                                      X
     Hardware facilities requirements                            X
     Hardware installations and maintenance                      P            S



                                                                 Responsibility
                     UNIX Support                            ----------------------
     (X - Responsible, P - Primary, S - Secondary)             Unisys         UHS
------------------------------------------------------       ----------     -------

Disaster Recovery
     Service Center/Data Network Machine failure
        Service Center equipment                                              X
        Data network equipment                                                X
Hardware Maintenance                                             X
Scheduling                                                       S            P
Other
     Manage hardware procurements                                             X
     Project planning for upgrades, migrations and new
        systems                                                  P            S

                            UHS FUNCTION AND SCOPE MATRIX

                                                                 Responsibility
                   HP 3000 Support                           ----------------------
     (X - Responsible, P - Primary, S - Secondary)             Unisys         UHS
------------------------------------------------------       ----------     -------

Mount Tapes                                                      X
Off Site Storage                                                 X
Tape Library Management                                          X
Operating System Maintenance (as is)                             X
Monitor System Performance                                       X
Hardware Maintenance                                             X
Software Maintenance (Applications)                                           X
Application Problem Resolution                                   S            P
Hardware Problem Resolution                                      X
System Software Problem Resolution                               X
System Administration                                                         X
Database Administration                                                       X

                            UHS FUNCTION AND SCOPE MATRIX

                                                                 Responsibility
                Account Management                           ----------------------
     (X - Responsible, P - Primary, S - Secondary)             Unisys         UHS
------------------------------------------------------       ----------     -------

Management Structure
     Account Executive (Unisys)                                  X
     Account Executive (UHS)                                                  X
     Account Manager (Unisys)                                    X
     Participation in Executive Steering Committee               X            X
Reports and Meetings
     Reports (performance)                                       P            S
     Meetings (agenda & minutes)                                 P            S
Service Level Agreement (SLA) Management
     Define service level requirements                           S            P
     Define and maintain performance process                     P            S
     Document service level agreements and service level
        objectives                                                            X
     Measure and analyze performance                             X
     Implement improvement programs                              P            S
     Provide monthly reports                                     X
Change Control and Management
     Define and maintain change management process               P            S
     Participate in UHS change management process                S            P
     Provide change requirements for application software
        installs and upgrades                                                 X
     Provide Application changes                                              X
     Provide change requirements for Systems Software            P            S
     Provide back-off procedures for system software
        changes                                                  P            S
     Conduct change control meeting                              P            S
     Escalate change control conflicts                           P            S
     Report on change success (to UHS)                           X
Problem Management
     Define and maintain problem management process              P            S
     Participate in UHS problem management process               S            P
     Record problems                                             X
     Distribute to support groups for resolution                 X
        Track problem through resolution                         P            S
        Escalate as required (War room) (dual
            responsibility)                                      X            X
Customer Satisfaction Survey                                     P            S
Business Communication Plan                                      X            X

                                      EXHIBIT 2

                               UHS APPLICATION SOFTWARE

I.   UNIX

                    Product/Application                            Vendor
     -------------------------------------------------        -----------------
     ACI                                                      UHS
     AdjudiPro                                                UHS
     FEAF                                                     UHS
     Broker Commissions                                       UHS
     CentraMax National Health Enhance-
        ment Systems                                          UHS (CMSS)
     CMM                                                      UHS (UBS)
     EmployerLink                                             UHS
     EPIS/EPISLINK                                            UHS
     Episodes                                                 UHS
     ICARE                                                    ISSC/UHS (CMSS)
     Imaging                                                  UHS (2Q96)
     INA/CPW                                                  UHS
     IRIS                                                     UHS (UBS)
     Letgen                                                   UHS
     NFS                                                      UHS
     Patterns                                                 UHS
     PeopleSoft
        - Final                                               PeopleSoft
        - HRM                                                 PeopleSoft
     PRMS                                                     UHS
     ProviderLink                                             UHS
     ProvNet                                                  UHS (UBS)
     QSTAR                                                    UHS (2Q96)
     SSS                                                      UHS
     STEPS                                                    UHS (UBS)
     Unity                                                    UHS
     URNII                                                    UHS (CMSS)
     Vision                                                   UHS (CMSS)



II.  MVS

                    Product/Application                            Vendor
     -------------------------------------------------        -----------------

     D&B                                                      D&B
     Dental                                                   Latron
     DSS                                                      SAS/UHS
     EPISLINK                                                 UHS

III. UNISYS

                    Product/Application                            Vendor
     -------------------------------------------------        -----------------

     COSMOS                                                   UHS
     Jobtack                                                  UHS
     Security DB                                              UHS


                                      EXHIBIT 3

                                   SYSTEMS SOFTWARE

                                     Unisys A-Series Software
                                    Unisys Proprietary Software
------------------------------------------------------------------------------------------
     Style                    Product                    Rev./Vers.        License Holder
------------------  ---------------------------------  ------------------  ---------------
A19-CFD             SYS MGMT: CAPACITY MGMT            41.2/42.3
A19-DAC             SEC SE: INFOGUARD ACC              41.2/42.3
A19-HSV             COM SW: HOST SERVICES              41.2/42.3
A19-ERG             QUERY SW: ERGO                     41.2/42.3
A19-DMT             DATAMGT: DMSII DM INTRPTR          41.2/42.3
A19-DDM             DATAMGT: DMSII MONITOR             41.2/42.3
A19-DBA             DATAMGT: DMSII ANALYZER            41.2/42.3
A19-DMC             DATAMGT: DMSII CERTIFICATION       41.2/42.3
A19-SSL             SEC SW: SUPPORT LIBRARY            41.2/42.3
A19-NSS             COM SW: NETWORK SRVC II            41.2/42.3
A19-OCM             DATAMGT: INFOEXEC OCM              41.2/42.3
A19-ES2             COM SW: SNA 3270 CP2000            41.2/42.3
A19-LML             OFIS: LINK MAIL                    41.2/42.3
APL100-AFT          FILE XTR: FTRAPID A SER
APL100-ENB          FILE XFR: FTRAPID BNA ENB
APL90-AFT           FILE XFR: FTRAPID A SER
APL90-ENB           FILE XFR: FTRAPID BNA ENB
AM18-DAC            SEC SW: INFOGUARD ACC              41.2/42.3
AM18-HSV            COM SW: HOST SERVICES              41.2/42.3
AM18-ERG            QUERY SW: ERGO                     41.2/42.3
AM18-DMT            DATAMGT: DMSII DM INTRPTR          41.2/42.3
AM18-DDM            DATAMGT: DMSII MONITOR             41.2/42.3
AM18-DBA            DATAMGT: DMSII ANALYZER            41.2/42.3
CP2000              OP. SYS. LICENSE (6)
A91000-SL2          DRIVER: SCSI-2 DISK
A91000-SL1          DRIVER: SCSI 1 DISK
A91000-SL1          DRIVER: SCSI 1 DISK
A91000-SL1          DRIVER: SCSI 1 DISK
A91000-SL1          DRIVER: SCSI 1 DISK
5073                SW: CARTRIDGE TAPE LICENSE
AM18-SSL            SEC SW: SEC SUPPORT LIBRARY        41.2/42.3
AM18-CSS            COM SW: A SERIES BNAV2 1022358915
AM18-OCM            DATAMGT: INFOEXEC OCM              41.2/42.3
APL99-TIC           COM SW: TCPIP UNRESTRICTED
APL80-TAS           COM SW: TCPIP APPLICATIONS
AM18-C74            CMPLR: COBOL ANSI 74               41.2/42.3
AM18-CSC            CMPLR: C                           41.2/42.3
AM18-CTD            DEV AID: COBOL 74 TST/DBG          41.2/42.3
C99-X25             COM SW: X.25 PROTOCOL
AM18-ES2            COM SW: SNA 3270 CP2000
A99-NCF             COM SW: NETWK CTRL FAC
AM18-S71            O/S: SSF FOR MODEL 711
AL18-DAC            SEC SW: INFOGUARD ACC              41.2/42.3


                                      EXHIBIT 3

                                  SYSTEMS SOFTWARE

                              Unisys A-Series Software
                            Unisys Proprietary Software

------------------------------------------------------------------------------------------
     Style                       Product                 Rev./Vers.        License Holder
------------------  ---------------------------------  ------------------  ---------------

AL18-HSV            COM SW: HOST SERVICES              41.2/42.3
AL18-ERG            QUERY SW: ERGO                     41.2/42.3
AL18-DMT            DATAMGT: DMSII DM INTRPTR          41.2/42.3
AL18-DDM            DATAMGT: DMSII MONITOR             41.2/42.3
AL18-DBA            DATAMGT: DMSII ANALYZER            41.2/42.3
AL18-DMC            DATAMGT: DMSII CERTIFICATION       41.2/42.3
AL18-SSL            SEC SW: SEC SUPPORT LIBRARY        41.2/42.3
AL18-SSL            SEC SW: SEC SUPPORT LIBRARY        41.2/42.3
AK18-CSS            COM SW: A SERIES BNAV2 1022358949
AL18-OCM            DATAMGT: INFOEXEC OCM              41.2/42.3
APL99-TIC           COM SW: TCPIP UNRESTRICTED
APL 100-TAS         COM SW: TCPIP APPLICATIONS
AL18-ES2            COM SW: SNA 3270 CP2000
AL18-S73            O/S: SSF FOR MODEL 732             41.2/42.3
A11-S42             O/S: SSF FOR MODEL 422             41.2/42.3
A11-NSS             COM SW: NETWORK SRVC II
A11-HSV             COM SW: HOST SERVICES
APL50-TAS           COM SW: TCPIP APPLICATIONS
APL99-TT3           COM SW: TCPIP 1-64 SESSONS
CP2000-00S          O/S: CP2000 OPER SYS
APP-CCP             COM SW: CP2000 CONFIGRTR
A99-CPC             COM SW: CP2000 CONFIGRTR
C99-TTY             COM SW: TTY STATION GRP
C99-ST2             EMULTR: SNA PUT2 EMULATOR
CP2000-PJT          COM SW: TCP/IP LAN 1012925912
C99-TL3             COM SW: TCP/IP IEEE802.3
CP2013-6            COM SW: TCP/IP PROM
A99-NCF             COM SW: NETWK CTRL FAC
C99-X25             COM SW: X.25 PROTOCOL
C99-BSC             COM SW: BISYNC STATN GRP
C99-TTY             COM SW: TTY STATION GRP
C99-BSC             COM SW: BISYNC STATN GRP
A19-S64             O/S: SSF FOR MODEL 642             41.2/42.3
A19-CMD             SYS MGT: TQ CMF.DISK               41.2/42.3
APL100-TAS          COM SW: TCPIP APPLICATIONS
APL99-TIC           COM SW: TCPIP UNRESTRICTED
A19-S64             O/S: SSF FOR MODEL 642             41.2/42.3
SA19-S64            O/S: SSF FOR MODEL 642 SRC         41.2/42.3


                                      EXHIBIT 3

                                   SYSTEMS SOFTWARE

                                  Unisys Unix Software
                              Unisys Proprietary Software

------------------------------------------------------------------------------------------
     Style                    Product                    Rev./Vers.        License Holder
------------------  ---------------------------------  ------------------  ---------------

US6065-UX3          O/S: UNIX SVR4 RT 1-64U
US6065-ETE          EMULTR: ET EMULATION
US6065 ETS          COM SW: ET TRANSPORT
US6065-EFT          COM SW: ET FILEXPRESS


                                      EXHIBIT 3

                                   SYSTEMS SOFTWARE


                             A-SERIES 3rd Party Software
                                UHS 3rd Party Software
------------------------------------------------------------------------------------------
     Style                    Product                    Rev./Vers.        License Holder
------------------  ---------------------------------  ------------------  ---------------

BMC                 RECOVERPLUS
BMC                 DASDMGR                            3,2,13
BMC                 COPYPLUS                           4,3,00
BMC                 CHANGEMGR                          3,5,02
BMC                 LOADPLUSDB2                        2,1,00
BMC                 OPERTUNEDB2                        1,5,01
BMC                 CATALOGMGR                         3,4,01
BMC                 REORGPLUS                          4,2,00
BMC                 UNLOADPLUSDB2                      2,2,00
B&L ASSOCIATES      BL/SOURCE17
B&L ASSOCIATES      BL/PACK17
B&L ASSOCIATES      BL/PACKA17
B&L ASSOCIATES      BL/LIB17
B&L ASSOCIATES      BL/LIB19
B&L ASSOCIATES      BL/DIST
B&L ASSOCIATES      BL/PACK19
B&L ASSOCIATES      BL/SOURCE
B&L ASSOCIATES      BLUPGRADES
B&L ASSOCIATES      BL/DIST17
B&L ASSOCIATES      BL/DIST19
DATAMETRICS         VIEWPOINT                          42.4
ATTACHMATE          DATABRIDGE ICC/FILE EXPRESS        4.50
STEWART             DBA TOOLS                          5.0
   KNUTSON
SOFTWARE            ASAP DIRECTOR                      113BNA
   CLEARING HOUSE   ASAP REMOTE                        113 BNA
ISC                 SPOOL                              7.3.112
                    DTEC                               7.3.112
                    INTRAN                             7.0
                    FLIST                              2.1
                    FDUMP                              2.1
                    LPD PRINTING                       7.3.112
OPENWARE            XGEN                               2.8.032
                    XGEN RUNTIME                       2.8.032
HBO & COMPANY       PRN                                09/26/95
STAHURA-BRENNER     CCF                                3.50/3.60/3.70


                                      EXHIBIT 3

                                   SYSTEMS SOFTWARE


                                    Unix Software
                                UHS 3rd Party Software
------------------------------------------------------------------------------------------
     Style                    Product                    Rev./Vers.        License Holder
------------------  ---------------------------------  ------------------  ---------------

IBM                 AIX                                3.2.5/3.2.5.1
IBM                 AIX                                4.1.4
NHES                CENTRAMAX                          1.04.OUHC
IBM                 DPROPR                             1.1
IBM                 DB2/AIX                            2.1.1
IBM                 DDCS                               2.3.1
OEC                 ENTERA                             2.1/3.0
FILENET?            FILENET                            3.2.2.23
IQ SFTWR            IQ                                 3.5H
ORACLE              ORACLE                             6.0.37.3.2
ORACLE              ORACLE                             7.1.6.2.0
ORACLE              ORACLE                             7.2
PEOPLESOFT          PEOPLESOFT                         5.0
R & 0               ROCHADE                            4.1
SECURE COMPUTING    SIDEWINDER                         2.2
PLATINUM            SQLASSIST                          4.3.2
IBM                 SNA SVR                            2.1
SYBASE              SYBASE                             4.9.2
SYBASE              SYBASE                             10.X
SYBASE              SYBASE                             11.X
COREL               WORDPERFECT                        6.0
BGS                 BEST1                              4.2.1
OPENVISION          OPENEVENTMANAGER TREND             3.1
PLATINUM            AUTOSECURE                         2.0
MICROFOCUS          COBOL                              3.2.46/3.2.37
OPENWARE            MICROXGEN                          don't use (U6000)


                                      EXHIBIT 3

                                   SYSTEMS SOFTWARE


                              ES9000 3rd Party Software
                                UHS 3rd Party Software
------------------------------------------------------------------------------------------
     Style                    Product                    Rev./Vers.        License Holder
------------------  ---------------------------------  ------------------  ---------------

BMC                 DATA PACKER                        2.4
BMC                 CATALOG MANAGER                    3.4.01
BMC                 CHANGE MANAGER                     3.5.02
BMC                 COPYPLUS                           4.3
BMC                 DASD MANAGER                       3.2.13
BMC                 LOAD PLUS                          2.1
BMC                 OPERTUNE                           1.5.01
BMC                 RECOVER PLUS                       2.2
BMC                 REORG PLUS                         4.2
BMC                 UNLOAD PLUS                        2.2
CA                  CA-1                               5
CA/LAGENT           MIM                                4
CACHE VALLEY
   SOFTWARE         TAPEEXPERT                         1.39
CHICAGO SOFT        QUICKREF                           4
COMPUWARE           ABENDAID                           6.1.4
COMPUWARE           CICS/ABENDAID                      5.3.0
COMPUWARE           COCS/RADR                          3.2.3
COMPUWARE           CICSXPEDITER                       5.6.0
COMPUWARE           FILEAID                            6.5.1
COMPUWARE           FILEAID/DB2                        3.5.2
COMPUWARE           XPEDITER                           5.3
COMPUWARE           WORKSTATION MANAGER                213
LANDMARK            TMON/CICS-MVS
LANDMARK            TMON/CICS-ESA                      1.1
LANDMARK            TMON/DB2                           2
LANDMARK            TMON/MVS                           1.2
LANDMARK            TMON/VTAM                          1.4
MERRILL             MXG
MACKINNEY
   SYSTEMS          LISTCAT PLUS
MOBIUS              INFOPAC/RDS                        5.1
SAS                 SAS                                6.0.8
STERLING
   SOFTWARE         NDM                                1.7
STERLING
   COMMERCE         CONNECT DIRECT SNA
SYNCSORT            SORT                               3.5.2
SYSDATA
   INTERNATIONAL    QUICKSTART                         3
VANGUARD            VRA                                1.7


                                      EXHIBIT 3

                                   SYSTEMS SOFTWARE


                                     IBM Software
                                UHS 3rd Party Software
------------------------------------------------------------------------------------------
     Style                    Product                    Rev./Vers.        License Holder
------------------  ---------------------------------  ------------------  ---------------

5655-068            JES 5.2.2                          5.2.2
5655-257            DSF                                15
5655-HAL            TCP/IP                             2.2.1
5658-260            EREP                               3.5
5665-279            BTAM/SP                            1.0
5665-311            3270PC FTP                         1.1
5665-333            NETVIEW PM                         2
5665-338            ACF/SSP                            3.8
5665-356            GDDM                               3.1
5665-397            SLR                                3.3
5665-402            ISPF/PDF                           3.5
5665-488            SDSF                               1.3.3
5668-717            VS PASCAL LIBRARY                  1.0
5668-812            GDDM/PGF                           3.1
5668-911            PLI V2                             2.3
5668-949            SMP/E                              1.8
5685-025            TSO/E                              2.4
5685-029            RMF                                4.3
5685-054            ISPF                               3.5
5685-083            CICS/ESA                           3.3
5685-111            NETVIEW                            2.1
5685-151            AOC.MVS                            1.1
5685-DB2            DB2 DM                             3.1
5688-023            COBOL II                           1.4
5688-188            C/370                              2.1
5688-191            OGL                                1.1
5688-231            ACF/NCP                            6.2
5695-007            OPC/ESA                            1.3
5695-040            PSF                                2.1
5695-047            JES2                               4.3.3
5695-117            ACF/VTAM                           3.4.2
5695-167            GDDM/REXX                          3
5695-171            INFOMAN                            5.0
5695-DF1            DF/SMS FF                          1.1
5696-234            HIGH LEVEL ASSEMBLER               1
5706-254            QMF                                3.1.3
5740-XXH            RACF                               1.9.2
5752-VS2            TIOC                               3.8
5771-AAB            FONT SONORAN SS                    1.1.2
5771-ADA            FONT DATA                          1.2
5655-076            DATA PROP                          1.2.0
5688-035            X.25 NPSI                          3.6


                                      EXHIBIT 3

                                   SYSTEMS SOFTWARE


                                     IBM Software
                                UHS 3rd Party Software
------------------------------------------------------------------------------------------
     Style                    Product                    Rev./Vers.        License Holder
------------------  ---------------------------------  ------------------  ---------------

5688-190            PPFA                               1.1.0
5695-062            OP/A AUTOOPS                       1.1.1
5695-064            CICS AUTOMATION                    1.0
5795-DXQ            ICFRU                              1.1


                                      EXHIBIT 3

                                   SYSTEMS SOFTWARE


                                     HP Software
                                UHS 3rd Party Software
------------------------------------------------------------------------------------------
     Style                    Product                    Rev./Vers.        License Holder
------------------  ---------------------------------  ------------------  ---------------

UV Delta 1
     (Op. Sys.)     MPE V/E                            1
                    Spook
                    Editor
                    Fcopy
                    Sort/Merge 3000
                    DSCopy
TurboImage 3000     DBUtil
                    DBRecov
                    DBStore/Restore
                    DBLoad/Unload
                    DBSchema
                    Query
3rd Party           Adager
                    MPEX                               2.2
                    SuprTool                           3.1.1


                                      EXHIBIT 3

                                   SYSTEMS SOFTWARE

                               UHS Home-Grown Software
                               UHS Proprietary Software

Certain software and utilities which were developed by UHS employees prior to the agreement date to support systems and application functionality. This category will be more fully developed and identified following the agreement date.

                                      Exhibit 4
                              Transition/Migration Plan

*    Transition Acceptance Criteria Section
     TBD

                        Exhibit 4 - Transition/Migration Plan



ID     Task Name                                                      Duration  Start           Finish
--     ---------                                                      --------  -----           ------
  1    UHS Computer Services Startup Schedule: Phase 1 - Tran          50d      Mon 05/20/96    Fri 07/26/96
  2      Prepare for Start-up                                          10d      Mon 05/20/96    Fri 05/31/96
  3        Assemble Start-up Team                                       5d      Mon 05/20/96    Fri 05/24/96
  4        Establish Client Coordination Team                           5d      Mon 05/20/96    Fri 05/24/96
  5        Organize Start-up Team Logistics                             5d      Mon 05/27/96    Fri 05/31/96
  6        Establish Accounting Infrastructure                          5d      Mon 05/27/96    Fri 05/31/96
  7        Establish PMO Infrastructure                                 5d      Mon 05/27/96    Fri 05/31/96
  8        Prepare for Program Kick-off                                 5d      Mon 05/27/96    Fri 05/31/96
  9      Perform Transition                                            40d      Mon 06/03/96    Fri 07/26/96
  10       Kick-off Program                                             1d      Mon 06/03/96    Mon 06/03/96
  11       Transfer Subcontracts & Assets for UNIX Systems             40d      Mon 06/03/96    Fri 07/26/96
  12         Prepare & Deliver Letter of Intent for Subcontracts        5d      Mon 06/03/96    Fri 06/07/96  [graphics omitted]
  13         Prepare, Negotiate & Close Hardware Subcontracts          10d      Mon 06/10/96    Fri 06/21/96
  14         Prepare, Negotiate & Close Software Subcontracts          10d      Mon 06/24/96    Fri 07/05/96
  15         Finalize SOW & T&C for Service subcontracts                5d      Mon 07/08/96    Fri 07/12/96
  16         Prepare, Negotiate & Execute Service Subcontracts         10d      Mon 07/15/96    Fri 07/26/96
  17       Transfer Subcontracts & Assets for Unisys Mainframe         40d      Mon 06/03/96    Fri 07/26/96
  18         Prepare & Deliver Letter of Intent for Subcontract         5d      Mon 06/03/96    Fri 06/07/96
  19         Prepare, Negotiate & Close Hardware Subcontract           10d      Mon 06/10/96    Fri 06/21/96
  20         Prepare, Negotiate & Close Software Subcontract           10d      Mon 06/24/96    Fri 07/05/96
  21         Finalize SOW & T&C for Service Subcontracts                5d      Mon 07/08/96    Fri 07/12/96
  22         Prepare, Negotiate & Execute Service Subcontract          10d      Mon 07/15/96    Fri 07/26/96
  23       Transfer Subcontracts & Assets for IBM Mainframe            40d      Mon 06/03/96    Fri 07/26/96


                        Exhibit 4 - Transition/Migration Plan



ID     Task Name                                                      Duration  Start           Finish
--     ---------                                                      --------  -----           ------
  24         Prepare & Deliver Letter of Intent for Subcontract         5d      Mon 06/03/96    Fri 06/07/96
  25         Prepare, Negotiate & Close Hardware Subcontract           10d      Mon 06/10/96    Fri 06/21/96
  26         Prepare, Negotiate & Close Software Subcontract           10d      Mon 06/24/96    Fri 07/05/96
  27         Finalize SOW & T&C for Service Subcontracts                5d      Mon 07/08/96    Fri 07/12/96
  28         Prepare, Negotiate & Execute Service Subcontract          10d      Mon 07/15/96    Fri 07/26/96
  29       Transition Employees                                        25d      Mon 06/03/96    Fri 07/05/96
  30         Develop Compensation Plan                                  3d      Mon 06/03/96    Wed 06/05/96
  31         Make Group Presentation                                    1d      Thu 06/06/96    Thu 06/06/96
  32         Conduct Preliminary Interviews                             2d      Fri 06/07/96    Mon 06/10/96
  33         Revise Compensation Plan                                   1d      Tue 06/11/96    Tue 06/11/96
  34         Make Employment Offer                                      1d      Wed 06/12/96    Wed 06/12/96
  35         Process Accepted Employees                                 5d      Thu 06/13/96    Wed 06/19/96  [graphics omitted]
  36         Conduct New Hire Orientation                               1d      Thu 06/20/96    Thu 06/20/96
  37         Complete Necessary Forms                                   1d      Fri 06/21/96    Fri 06/21/96
  38         Develop New Employees Training & Performance               5d      Mon 06/24/96    Fri 06/28/96
  39         Conduct Employee Training                                  3d      Mon 07/01/96    Wed 07/03/96
  40         Establish Performance Plan                                 2d      Thu 07/04/96    Fri 07/05/96
  41       Transition Operations                                       40d      Mon 06/03/96    Fri 07/26/96
  42         Assume Responsibility for Operation                        1d      Mon 06/03/96    Mon 06/03/96
  43         Assess Current Environment                                10d      Tue 06/04/96    Mon 06/17/96
  44         Develop Operational Improvement Plan                       5d      Tue 06/18/96    Mon 06/24/96
  45         Implement Operational Improvement Plan                     3d      Tue 06/25/96    Thu 06/27/96
  46         Assess Current Service Levels                             30d      Mon 06/03/96    Fri 07/12/96

                        Exhibit 4 - Transition/Migration Plan



ID     Task Name                                                      Duration  Start           Finish
--     ---------                                                      --------  -----           ------
  47         Define New Service Levels                                  5d      Mon 07/15/96    Fri 07/19/96
  48         Finalize Operational Performance Metrics                   5d      Mon 07/15/96    Fri 07/19/96
  49         Implement Performance Measurement & Monitor                5d      Mon 07/22/96    Fri 07/26/96
  50       Transition Technical Support                                40d      Mon 06/03/96    Fri 07/26/96
  51         Assume Responsibility for Technical Support                1d      Mon 06/03/96    Mon 06/03/96
  52         Assess Current Environment                                30d      Tue 06/04/96    Mon 07/15/96
  53         Develop Technical Support Improvement Plan                 4d      Tue 07/16/96    Fri 07/19/96
  54         Implement Technical Support Improvement Plan               5d      Mon 07/22/96    Fri 07/26/96
  55         Implement Performance Measurement & Monitor                5d      Mon 07/22/96    Fri 07/26/96
  56       Transition End User Support (Level 2 & 3)                   40d      Mon 06/03/96    Fri 07/26/96
  57         Assume Responsibility for User Support                     1d      Mon 06/03/96    Mon 06/03/96
  58         Assess Current Environment                                30d      Tue 06/04/96    Mon 07/15/96
  59         Develop User Support Improvement Plan                      4d      Tue 07/16/96    Fri 07/19/96  [graphics omitted]
  60         Implement User Support Improvement Plan                    5d      Mon 07/22/96    Fri 07/26/96
  61         Implement Performance Measurement & Monitor                5d      Mon 07/22/96    Fri 07/26/96
  62   UHS Computer Services Startup Schedule: Phase 2 - UNIX         105d      Mon 06/03/96    Sun 10/27/96
  63     Perform Migration                                            105d      Mon 06/03/96    Sun 10/27/96
  64       Establish Push-Pull Team                                     5d      Mon 06/03/96    Fri 06/07/96
  65       Procure New Hardware for 2 Seed Systems                     20d      Mon 06/03/96    Fri 06/28/96
  66       Procure Data Circuits & Network Equipment                   20d      Mon 06/03/96    Fri 06/28/96
  67       Procure Auxiliary Equipment                                 20d      Mon 06/03/96    Fri 06/28/96
  68       Develop Test & Parallel Processing Plan                     15d      Mon 06/10/96    Fri 06/28/96
  69       Negotiate & Sign Support Contracts for Ordered HW           15d      Mon 06/17/96    Fri 07/05/96


                        Exhibit 4 - Transition/Migration Plan




ID     Task Name                                                      Duration  Start           Finish
--     ---------                                                      --------  -----           ------
  70       Prepare Site for Installation                               15d      Mon 06/10/96    Fri 06/28/96
  71       Install Auxiliary Equipment                                  1d      Mon 07/01/96    Mon 07/01/96
  72       Install Seed Systems HW & SW                                 2d      Tue 07/02/96    Wed 07/03/96
  73       Test Seed Systems                                            2d      Thu 07/04/96    Fri 07/05/96
  74       Install Data Circuits & Network Equipment                    5d      Mon 07/08/96    Fri 07/12/96
  75       Test Data Circuits & Communications                          5d      Mon 07/15/96    Fri 07/19/96
  76       Migrate Unix Batch 1                                        20d      Sat 07/20/96    Sun 08/18/96
  77         Deinstall Development Systems                              2d      Sat 07/20/96    Sun 07/21/96
  78         Relocate Development Systems as Seed System                1d      Mon 07/22/96    Mon 07/22/96
  79         Install Seed Systems HW & SW                               3d      Tues 07/23/96   Thu 07/25/96
  80         Install Data Circuits & Network Equipment                  2d      Fri 07/26/96    Mon 07/29/96
  81         Test Selected Operations                                   2d      Tue 07/30/96    Wed 07/31/96
  82         Validate Reliability & Responsiveness of Operati           2d      Thu 08/01/96    Fri 08/02/96  [graphics omitted]
  83         Adjust Process and Setup, if Necessary                     2d      Mon 08/05/96    Tue 08/06/96
  84         Test Selected Operations                                   2d      Wed 08/07/96    Thu 08/08/96
  85         Validate Reliability & Responsiveness of Operati           1d      Fri 08/09/96    Fri 08/09/96
  86         Make Go-No-Go Decision                                     0d      Fri 08/09/96    Fri 08/09/96
  87         Move Production Systems Disk Storage to Infoh              1d      Sat 08/10/96    Sat 08/10/96
  88         Validate Reliability & Responsiveness of Operati           1d      Sun 08/11/96    Sun 08/11/96
  89         Switch Operation                                           0d      Mon 08/12/96    Mon 08/12/96
  90         Deinstall Production Systems                               2d      Mon 08/12/96    Tue 08/13/96
  91         Relocate Production Systems                                1d      Wed 08/14/96    Wed 08/14/96
  92         Install Production Systems                                 2d      Thu 08/15/96    Fri 08/16/96


                        Exhibit 4 - Transition/Migration Plan



ID     Task Name                                                      Duration  Start           Finish
--     ---------                                                      --------  -----           ------
  93         Switch Production & Development Environment                2d      Sat 08/17/96    Sun 08/18/96
  94       Migrate Unix Batch 2                                        20d      Sat 08/03/96    Sun 09/01/96
  95         Deinstall Development Systems                              2d      Sat 08/03/96    Sun 08/04/96
  96         Relocate Development Systems as Seed System                1d      Mon 08/05/96    Mon 08/05/96
  97         Install Seed Systems HW & SW                               3d      Tue 08/06/96    Thu 08/08/96
  98         Install Data Circuits & Network Equipment                  2d      Fri 08/09/96    Mon 08/12/96
  99         Test Selected Operations                                   2d      Tue 08/13/96    Wed 08/14/96
 100         Validate Reliability & Responsiveness of Operati           2d      Thu 08/15/96    Fri 08/16/96
 101         Adjust Process and Setup, if Necessary                     2d      Mon 08/19/96    Tue 08/20/96
 102         Test Selected Operations                                   2d      Wed 08/21/96    Thu 08/22/96
 103         Validate Reliability & Responsiveness of Operati           1d      Fri 08/23/96    Fri 08/23/96
 104         Make Go-No-Go Decision                                     0d      Fri 08/23/96    Fri 08/23/96
 105         Move Production Systems Disk Storage to Infoh              1d      Sat 08/24/96    Sat 08/24/96  [graphics omitted]
 106         Validate Reliability & Responsiveness of Operati           1d      Sun 08/25/96    Sun 08/25/96
 107         Switch Operation                                           0d      Mon 08/26/96    Mon 08/26/96
 108         Deinstall Production Systems                               2d      Mon 08/26/96    Tue 08/27/96
 109         Relocate Production Systems                                1d      Wed 08/28/96    Wed 08/28/96
 110         Install Production Systems                                 2d      Thu 08/29/96    Fri 08/30/96
 111         Switch Production & Development Environment                2d      Sat 08/31/96    Sun 09/01/96
 112       Migrate Unix Batch 3                                        20d      Sat 08/17/96    Sun 09/15/96
 113         Deinstall Development Systems                              2d      Sat 08/17/96    Sun 08/18/96
 114         Relocate Development Systems as Seed System                1d      Mon 08/19/96    Mon 08/19/96
 115         Install Seed Systems HW & SW                               3d      Tue 08/20/96    Thu 08/22/96


                        Exhibit 4 - Transition/Migration Plan



ID     Task Name                                                      Duration  Start           Finish
--     ---------                                                      --------  -----           ------
116          Install Data Circuits & Network Equipment                  2d      Fri 08/23/96    Mon 08/26/96
117          Test Selected Operations                                   2d      Tue 08/27/96    Wed 08/28/96
118          Validate Reliability & Responsiveness of Operati           2d      Thu 08/29/96    Fri 08/30/96
119          Adjust Process and Setup, if Necessary                     2d      Mon 09/02/96    Tue 09/03/96
120          Test Selected Operations                                   2d      Wed 09/04/96    Thu 09/05/96
121          Validate Reliability & Responsiveness of Operati           1d      Fri 09/06/96    Fri 09/06/96
122          Make Go-No-Go Decision                                     0d      Fri 09/06/96    Fri 09/06/96
123          Move Production Systems Disk Storage to Infoh              1d      Sat 09/07/96    Sat 09/07/96
124          Validate Reliability & Responsiveness of Operati           1d      Sun 09/08/96    Sun 09/08/96
125          Switch Operation                                           0d      Mon 09/09/96    Mon 09/09/96
126          Deinstall Production of Systems                            2d      Mon 09/09/96    Tue 09/10/96
127          Relocate Production Systems                                1d      Wed 09/11/96    Wed 09/11/96
128          Install Production Systems                                 2d      Thu 09/12/96    Fri 09/13/96  [graphics omitted]
129          Switch Production & Development Environment                2d      Sat 09/14/96    Sun 09/15/96
130        Migration Unix Batch 4                                      20d      Sat 08/31/96    Sun 09/29/96
131          Deinstall Development Systems                              2d      Sat 08/31/96    Sun 09/01/96
132          Relocate Development Systems as Seed System                1d      Mon 09/02/96    Mon 09/02/96
133          Install Seed Systems HW & SW                               3d      Tue 09/03/96    Thu 09/05/96
134          Install Data Circuits & Network Equipment                  2d      Fri 09/06/96    Mon 09/09/96
135          Test Selected Operations                                   2d      Tue 09/10/96    Wed 09/11/96
136          Validate Reliability & Responsiveness of Operati           2d      Thu 09/12/96    Fri 09/13/96
137          Adjust Process and Setup, if Necessary                     2d      Mon 09/16/96    Tue 09/17/96
138          Test Selected Operations                                   2d      Wed 09/18/96    Thu 09/19/96



                       Exhibit 4 - Transition/Migration Plan


ID     Task Name                                                      Duration  Start           Finish
--     ---------                                                      --------  -----           ------
139          Validate Reliability & Responsiveness of Operati           1d      Fri 09/20/96    Fri 09/20/96
140          Make Go-No-Go Decision                                     0d      Fri 09/20/96    Fri 09/20/96
141          Move Production Systems Disk Storage to Infoh              1d      Sat 09/21/96    Sat 09/21/96
142          Validate Reliability & Responsiveness of Operati           1d      Sun 09/22/96    Sun 09/22/96
143          Switch Operation                                           0d      Mon 09/23/96    Mon 09/23/96
144          Deinstall Production Systems                               2d      Mon 09/23/96    Tue 09/24/96
145          Relocate Production Systems                                1d      Wed 09/25/96    Wed 09/25/96
146          Install Production Systems                                 2d      Thu 09/26/96    Fri 09/27/96
147          Switch Production & Development Environment                2d      Sat 09/28/96    Sun 09/29/96
148        Migrate Unix Batch 5                                        20d      Sat 09/14/96    Sun 10/13/96
149          Deinstall Development Systems                              2d      Sat 09/14/96    Sun 09/15/96
150          Relocate Development Systems as Seed System                1d      Mon 09/16/96    Mon 09/16/96
151          Install Seed Systems HW & SW                               3d      Tue 09/17/96    Thu 09/19/96  [graphics omitted]
152          Install Data Circuits & Network Equipment                  2d      Fri 09/20/96    Mon 09/23/96
153          Test Selected Operations                                   2d      Tue 09/24/96    Wed 09/25/96
154          Validate Reliability & Responsiveness of Operati           2d      Thu 09/26/96    Fri 09/27/96
155          Adjust Process and Setup, if Necessary                     2d      Mon 09/30/96    Tue 10/01/96
156          Test Selected Operations                                   2d      Wed 10/02/96    Thu 10/03/96
157          Validate Reliability & Responsiveness of Operati           1d      Fri 10/04/96    Fri 10/04/96
158          Make Go-No-Go Decision                                     0d      Fri 10/04/96    Fri 10/04;96
159          Move Production Systems Disk Storage to Infoh              1d      Sat 10/05/96    Sat 10/05/96
160          Validate Reliability & Responsiveness of Operati           1d      Sun 10/06/96    Sun 10/06/96
161          Switch Operation                                           0d      Mon 10/07/96    Mon 10/07/96



                        Exhibit 4 - Transition/Migration Plan




ID     Task Name                                                      Duration  Start           Finish
--     ---------                                                      --------  -----           ------
162          Deinstall Production Systems                               2d      Mon 10/07/96    Tue 10/08/96
163          Relocate Production Systems                                1d      Wed 10/09/96    Wed 10/09/96
164          Install Production Systems                                 2d      Thu 10/10/96    Fri 10/11/96
165          Switch Production & Development Environment                2d      Sat 10/12/96    Sun 10/13/96
166        Migrate Unix Batch 6                                        20d      Sat 09/28/96    Sun 10/27/96
167          Deinstall Development Systems                              2d      Sat 09/28/96    Sun 09/29/96
168          Relocate Development Systems as Seed Syste                 1d      Mon 09/30/96    Mon 09/30/96
169          Install Seed Systems HW & SW                               3d      Tue 10/01/96    Thu 10/03/96
170          Install Data Circuits & Network Equipment                  2d      Fri 10/04/96    Mon 10/07/96
171          Test Selected Operations                                   2d      Tue 10/08/96    Wed 10/09/96
172          Validate Reliability & Responsiveness of Operati           2d      Thu 10/10/96    Fri 10/11/96  [graphics omitted]
173          Adjust Process and Setup, if Necessary                     2d      Mon 10/14/96    Tue 10/15/96
174          Test Selected Operations                                   2d      Wed 10/16/96    Thu 10/17/96
175          Validate Reliability & Responsiveness of Operati           1d      Fri 10/18/96    Fri 10/18/96
176          Make Go-No-Go Decision                                     0d      Fri 10/18/96    Fri 10/18/96
177          Move Production Systems Disk Storage to Infoh              1d      Sat 10/19/96    Sat 10/19/96
178          Validate Reliability & Responsiveness of Operati           1d      Sun 10/20/96    Sun 10/20/96
179          Switch Operation                                           0d      Mon 10/21/96    Mon 10/21/96
180          Deinstall Production Systems                               2d      Mon 10/21/96    Tue 10/22/96
181          Relocate Production Systems                                1d      Mon 10/23/96    Wed 10/23/96
182          Install Production Systems                                 2d      Thu 10/24/96    Fri 10/25/96
183          Switch Production & Development Environment                2d      Sat 10/26/96    Sun 10/27/96
184    UHS Computer Services Startup Schedule: Phase 3 - Unix          60d      Mon 06/03/96    Mon 08/26/96




                        Exhibit 4 - Transition/Migration Plan



ID     Task Name                                                      Duration  Start           Finish
--     ---------                                                      --------  -----           ------
185      Perform Migration                                             60d      Mon 06/03/96    Mon 08/26/96
186        Establish Push-Pull Team                                     5d      Mon 06/03/96    Fri 06/07/96
187        Procure Seed System (without disk storage)                  20d      Mon 06/03/96    Fri 06/28/96
188        Procure Data Circuits & Network Equipment                   20d      Mon 06/03/96    Fri 06/28/96
189        Procure Auxiliary Equipment                                 20d      Mon 06/03/96    Fri 06/28/96
190        Develop Test Plan                                            5d      Mon 06/10/96    Fri 06/14/96
191        Negotiate & Sign Support Contracts for Ordered HW           15d      Mon 06/17/96    Fri 07/05/96
192        Prepare Site for Installation                               12d      Mon 06/24/96    Tue 07/09/96
193        Install Auxiliary Equipment                                  2d      Wed 07/10/96    Thu 07/11/96
194        Install Seed System HW & SW                                  6d      Fri 07/12/96    Fri 07/19/96
195        Install Data Circuits & Network Equipment                    5d      Mon 07/22/96    Fri 07/26/96  [graphics omitted]
196        Test Seed System                                             2d      Sat 07/27/96    Sun 07/28/96
197        Test Data Circuits & Communications                          2d      Sat 07/27/96    Sun 07/28/96
198        Validate Reliability & Responsiveness of Operation           1d      Mon 07/29/96    Mon 07/29/96
199        Adjust Process and Setup, if Necessary                       2d      Tue 07/30/96    Wed 07/31/96
200        Test Seed System                                             1d      Thu 08/01/96    Thu 08/01/96
201        Test Data Circuits & Communications                          1d      Thu 08/01/96    Thu 08/01/96
202        Validate Reliability & Responsiveness of Operation           1d      Fri 08/02/96    Fri 08/02/96
203        Make Go-No-Go Decision                                       0d      Fri 08/02/96    Fri 08/02/96
204        Transfer Disk Storage from Iceberg Facility to Infohub       1d      Sat 08/03/96    Sat 08/03/96
205        Validate Reliability & Responsiveness of Operation           1d      Sun 08/04/96    Sun 08/04/96
206        Switch Operation                                             0d      Mon 08/05/96    Mon 08/05/96
207        Deinstall and Pack Original System                           2d      Sat 08/10/96    Sun 08/11/96




                        Exhibit 4 - Transition/Migration Plan



ID     Task Name                                                    Duration   Start           Finish
--     ---------                                                    --------   -----           ------
208        Relocate Original System                                    2d      Mon 08/12/96    Tue 08/13/96
209        Install and Test Original System                            8d      Wed 08/14/96    Fri 08/23/96
210        Switch Disk Storage to Original System                     21d      Sat 08/24/96    Sun 08/25/96
211        Switch Operation to Original System in Infohub              0d      Mon 08/26/96    Mon 08/26/96
212        UHS Computer Services Startup Schedule: Phase 4 - IBM      60d      Mon 07/15/96    Sun 10/06/96
213        Perform Migration                                          60d      Mon 07/15/96    Sun 10/06/96
214        Establish Push-Pull Team                                    5d      Mon 07/15/96    Fri 07/19/96
215        Procure New Hardware for Seed System                       30d      Mon 07/15/96    Fri 08/23/96
216        Procure Data Circuits & Network Equipment                  30d      Mon 07/15/96    Fri 08/23/96
217        Procure Auxiliary Equipment                                30d      Mon 07/15/96    Fri 08/23/96
218        Develop Test & Parallel Processing Plan                    10d      Mon 07/22/96    Fri 08/02/96
219        Negotiate & Sign Support Contracts for Ordered HW          15d      Mon 08/12/96    Fri 08/30/96  [graphics omitted]
220        Prepare Site for Installation                              10d      Mon 08/19/96    Fri 08/30/96
221        Install Auxiliary Equipment                                 2d      Mon 09/0/296    Tue 09/03/96
222        Install Data Circuits & Network Equipment                   2d      Wed 09/04/96    Thu 09/05/96
223        Install Seed System HW & SW                                 7d      Fri 09/06/96    Mon 09/16/96
224        Test Seed System                                            7d      Tue 09/17/96    Wed 09/25/96
225        Test Data Circuits & Communications                         7d      Tue 09/17/96    Wed 09/25/96
226        Install Application SW & Data                               2d      Thu 09/26/96    Fri 09/27/96
227        Parallel Process Selected Operations                        2d      Sat 09/28/96    Sun 09/29/96
228        Validate Reliability & Responsiveness of Operation          1d      Mon 09/30/96    Mon 09/30/96
229        Adjust Process and Setup, if Necessary                      2d      Tue 10/01/96    Wed 10/02/96
230        Parallel Process Selected Operations                        1d      Thu 10/03/96    Thu 10/03/96




                        Exhibit 4 - Transition/Migration Plan



ID     Task Name                                                    Duration   Start           Finish
--     ---------                                                    --------   -----           ------
231        Validate Reliability & Responsiveness of Operation          1d      Fri 10/04/96    Fri 10/04/96
232        Make Go-No-Go Decision                                      0d      Fri 10/04/96    Fri 10/04/96
233        Transfer Data & Application to Seed System in Infohu        2d      Sat 10/05/96    Sun 10/06/96
234        Switch Operation                                            0d      Sun 10/06/96    Sun 10/06/96
235        UHS Computer Services Startup Schedule: Phase 5 - Unix     75d      Mon 07/01/96    Mon 10/14/96
236        Perform Migration                                          75d      Mon 07/01/96    Mon 10/14/96
237        Establish Push-Pull Team                                    5d      Mon 07/01/96    Fri 07/05/96
238        Procure New Hardware for Seed System                       30d      Mon 07/01/96    Fri 08/09/96
239        Procure Data Circuits & Network Equipment                  30d      Mon 07/01/96    Fri 08/09/96
240        Procure Auxiliary Equipment                                30d      Mon 07/01/96    Fri 08/09/96
241        Develop Test & Parallel Processing Plan                    10d      Mon 07/08/96    Fri 07/19/96
242        Negotiate & Sign Support Contracts for Ordered HW          15d      Mon 07/29/96    Fri 08/16/96  [graphics omitted]
243        Prepare Site for Installation                              15d      Mon 07/22/96    Fri 08/09/96
244        Install Auxiliary Equipment                                 2d      Mon 08/12/96    Tue 08/13/96
245        Install Data Circuits & Network Equipment                   2d      Wed 08/14/96    Thu 08/15/96
246        Install Seed System HW & Sw                                10d      Fri 08/16/96    Thu 08/29/96
247        Test Seed System                                            3d      Fri 08/30/96    Tue 09/03/96
248        Test Data Circuits & Communications                         3d      Fri 08/30/96    Tue 09/03/96
249        Install Application SW & Data                               3d      Fri 09/04/96    Tue 09/05/96
250        Parallel Process Selected Operations                        2d      Sat 09/07/96    Sun 09/08/96
251        Validate Reliability & Responsiveness of Operation          1d      Mon 09/09/96    Mon 09/09/96
252        Adjust Process and Setup, if Necessary                      4d      Tue 09/10/96    Fri 09/13/96
253        Parallel Process Selected Operations                        2d      Sat 09/14/96    Sun 09/15/96




                        Exhibit 4 - Transition/Migration Plan



ID     Task Name                                                     Duration  Start           Finish
--     ---------                                                     --------  -----           ------
254        Validate Reliability & Responsiveness of Operation          1d      Mon 09/16/96    Mon 09/16/96
255        Make Go-No-Go Decision                                      0d      Mon 09/16/96    Mon 09/16/96
256        Adjust Process and Setup, if Necessary                      4d      Tue 09/17/96    Fri 09/20/96
257        Transfer Data & Application to Seed System in Infohu        2d      Sat 09/21/96    Sun 09/22/96
258        Switch Operation                                            0d      Mon 09/23/96    Mon 09/23/96
259        Deinstall and Pack Original System                          3d      Mon 09/30/96    Wed 10/02/96
260        Relocate Original System                                    2d      Thu 10/03/96    Fri 10/04/96  [graphics omitted]
261        Install and Test Original System                            5d      Mon 10/07/96    Fri 10/11/96
262        Transfer Data to Original System                            2d      Sat 10/12/96    Sun 10/13/96
263        Switch Operation to Original System in Infohub              0d      Mon 10/14/96    Mon 10/14/96




                                     EXHIBIT 5

                                PERFORMANCE CREDITS

This Exhibit describes the methodology to be used in the determination of Performance Credits that will be due to United HealthCare in the event that Unisys fails to meet the Performance Standards. The actual categories subject to performance penalties, the assessment and extent of any penalty (other than the amount payable by Unisys) will be agreed upon by the Parties no later than ninety days after the Effective Date.

1. The penalties identified as a result of Unisys failure to meet Performance Standards ("Performance Credits Incurred") will be determined. Of the Performance Credits Incurred, up to a maximum of 10% of the Monthly Base Charges for the month in which it is determined such penalties are assessed will be paid by Unisys to United HealthCare (the "Assessed Performance Credits"). Any amount representing the difference (or a portion thereof) between the Performance Credits Incurred and the Assessed Performance Credits shall in no way be carried forward or held for future consideration, except in accordance with Article # 30 of the Agreement.

2. The methodology to assess penalties with respect to a particular SLA category for which UNISYS has repeatedly failed to attain the performance Standards will be determined by the Parties prior to completing migration of each module of the United HealthCare mainframe production system.

3. Should Unisys fail to meet the Performance Standards in a category for which it is liable for Performance Credits, such credits will be paid according to the chart below.

4. Measurements will be taken weekly and reported to United HealthCare monthly.

5. Weighting for categories and business functions will be reviewed at least annually by United HealthCare and appropriately adjusted. The chart below will be updated to reflect such changes.

6. The parties will financially resolve any Performance Credits on a quarterly basis.

7. Service Level Agreements will be appropriate measurements based on a particular category of Service and its relationship to a business function in accordance with Exhibit 26, Performance Standards and Service Level Agreements.

                               EXHIBIT 6 -  MACHINES

                                         IBM


MODEL            SERIAL NUMBER          DESCRIPTION                                  STATUS
-----            -------------          -----------                                  ------

32468C           2601A02387             HP 3000 Senes 68                             Own
30079A                                  1/O Channel
30140B                                  Basic Computer
30140Q                                  Power Module
30143A                                  I/O Adapter Module
30165A                                  4 MB Memory Moduie
30079A                                  I/O Channel
30143A                                  I/O Adapter Module
30144A                                  ATP System Interface Board
30155A                                  ATP Modem Port Controller
30020B                                  S/3X/4X/6X Inputs
7978B                                   6250/1600 Streaming Tape
30145A                                  ATP Direct connect port controller
                                        HP 150-II CPU
9123D                                   Dual disc drive
30444B                                  HP3000 series 68-to-70 upgrade
30140B                                  Basic Computer
30140D                                  SPU series 70
30165A                                  4 MB memory module
30240A                                  HP Thinlan 3000/V link
28641A                                  THINMAU
30240A                                  HP Thinlan 3000N link
30242L                                  LANIC Assembly
7937XP                                  571 MB disk with controller
19514A                                  1.6 meter cabinet
ES 9021          71109                  Frame 8 - 11034                              Lease
ES 9021          12006                  Frame 31                                     Lease
ES 9021          71109                  Frame 07 11691                               Lease
ES 9021          71109                  Frame 03 12712                               Lease
ES 9021          71109                  Frame 02 - 12712                             Lease
ES 9021          71109                  Frame 01 - 12712                             Lease
3803             38C3 - 11285           Tape Control Unit                            Own
3990               12 - 10667                                                        Own
3990               12 - 12922                                                        Own
3990               12 - 12982                                                        Own
3990               02 - 33316                                                        Own
3990               02 - 33703                                                        Own
3990               12 - 13060                                                        Own
3990               12 - 14890                                                        Own
3990               13 - 90645                                                        Own
3990               02 - 33096                                                        Own
3390               13 - 40810                                                        Own
3390               13 - 11710                                                        Own
3390               13 - 40838                                                        Own
3390               13 - 38990                                                        Own
3390               13 - 10782                                                        Own
3390               13 - 31549                                                        Own
3390               13 - 33423                                                        Own
3390               13 - 12408                                                        Own


MODEL            SERIAL NUMBER          DESCRIPTION                                  STATUS
-----            -------------          -----------                                  ------

3390             13 - 32686                                                          Own
3390             13 - 31207                                                          Own
3390             13 - 10592                                                          Own
3390             13 - 31070                                                          Own
3390             13 - 31086                                                          Own
3390             13 - 10598                                                          Own
3390             13 - 31089                                                          Own
3390             13 - 33630                                                          Own
3390             13 - 10420                                                          Own
3390             13 - 30365                                                          Own
3390             13 - B5532                                                          Own
3390             13 - A2634                                                          Own
3390             13 - B4114                                                          Own
3390             13 - B4065                                                          Own
3390             13 - A2238                                                          Own
3390             13 - B1866                                                          Own
3390             13 - 34760                                                          Own
3390             13 - 11089                                                          Own
3390             13 - 38228                                                          Own
3390             13 - 37178                                                          Own
3390             13 - 10822                                                          Own
3390             13 - 43521                                                          Own
3390             13 - 40304                                                          Own
3390             13 - 11731                                                          Own
3390             13 - 40762                                                          Own
3390             13 - 40508                                                          Own
3390             13 - 11162                                                          Own
3390             13 - 40978                                                          Own
3390             13 - 40620                                                          Own
3390             13 - 11369                                                          Own
3390             13 - 40934                                                          Own
3390             13 - 39642                                                          Own
3390             13 - 11183                                                          Own
3390             13 - 39716                                                          Own
3380K            13 - W2851                                                          Own
3380K            13 - U7188                                                          Own
3380K            13 - U7267                                                          Own
3380K            13 - R7226                                                          Own
3380K            13 - R3315                                                          Own
3380K            13 - U7271                                                          Own
3380K            13 - U2028                                                          Own
3380K            13 - U7314                                                          Own
3380K            82 - 05663                                                          Own
3380K            13 - W8382                                                          Own
3380K            13 - W8916                                                          Own
3380K            13 - R7440                                                          Own
3380K            13 - R3371                                                          Own


                                                 IBM


MODEL            SERIAL NUMBER          DESCRIPTION                                  STATUS
-----            -------------          -----------                                  ------
3380K            13 - W8490                                                          Own
3380K            13 - W9500                                                          Own
3380K            13 - WR528                                                          Own
3380K            13 - V1448                                                          Own
3380K            13 - U7337                                                          Own
3380K            13 - U2400                                                          Own
3380K            13 - AB605                                                          Own
3380K            13 - R0084                                                          Own
3380K            13 - U1353                                                          Own
3380K            13 - U1513                                                          Own
3380K            13 - U1345                                                          Own
3380K            13 - U0320                                                          Own
3380K            13 - U4579                                                          Own
3380K            13 - U8651                                                          Own
3380K            13 - R2383                                                          Own
3380K            13 - R9071                                                          Own
3380K            13 - U7455                                                          Own
3380K            13 - U7319                                                          Own
3380K            13 - U1465                                                          Own
3380K            13 - U0160                                                          Own
3380K            13 - U9960                                                          Own
3380K            13 - U4971                                                          Own
3380K            13 - R3864                                                          Own
3380K            13 - R3795                                                          Own
3380K            13 - U7703                                                          Own
3380K            13 - U5364                                                          Own
3380K            13 - W9064                                                          Own
3151             88 - 72510             Console/3745                                 Own
3151             4039830(ID)            Keyboard                                     Own
3745-Model 210   57 - 12497                                                          Own
3746 - All       57 - 30944                                                          Own
3174 - 1L        23 - H6278                                                          Own
3174 - 1L        23 - N0355                                                          Own
3174 - 1L        23 - H6279                                                          Own
3174 - 1L        23 - D9985                                                          Own
3174 - 1L        23 - D0552                                                          Own
3174 - 1L        23 - B6556                                                          Own
9309             10 - 0040770                                                        Own
3174 - 21L       PO1040GW                                                            Own
3174 - 21L       PO1BCOGW                                                            Own
3172 - 001       23 - 03223                                                          Own
3172 - 003       23 - 60557                                                          Own
9309             10 - 0017402                                                        Own
3172 - 003       23 - 61629                                                          Own
3192             FH779                  Monitor                                      Own
3192             88 - KU699             Keyboard                                     Own
3206             88 - 01941             Maint. Console                               Lease


                                                 IBM


MODEL            SERIAL NUMBER          DESCRIPTION                                  STATUS
-----            -------------          -----------                                  ------
3192             354X - 88ABZR1         UHCT Alternate Console                       Own
3206 - 100       '2001855               Keyboard                                     Lease
3192             354X88FHF80            UHCA Master Console                          Own
3192             354X8810310            UHCT Master Console                          Own
3192             354X88BAB51            UHCU Master Console                          Own
3192             354X88LP469            UHCA Alternate Console                       Own
3192             354X8813129            UHCA Alternate Consde                        Own
3192             354X88DQ014            UHCT Alternate Console                       Own
3192             354X88ABZR1            UHCT Alternate Console                       Own
3192             354X88TV723            UHCU Alternate Console                       Own
3803 - Model 2   12404                                                               Own
3420 - Model 8   5187976                                                             Own
3420 - Model 8   7187686                                                             Own
3420 - Model 8   77M3924                                                             Own
3420 - Model 8   M1776                                                               Own
3480 A22XF       12 - 17376                                                          Own
3480 B22         12 - 83140                                                          Own
3480 B22         12 - 65273                                                          Own
3480 B22         52930                                                               Own
3480 A22XF       12 - 18735                                                          Own
3480 B22         12 - 67099                                                           Own
3480 B22         12 - 62137                                                          Own
3480 B22         12 - 62016                                                          Own
3480 B22         12 - 61789                                                          Own
3480 A22XF       12 - 17874                                                           Own
3480 B22         12 - 68718                                                          Own
3480 B22         12 - 68719                                                          Own
3480 B22         12 - 68279                                                          Own
3480 B22         12 - 67467                                                          Own
3480 A22XF       12 - 20912                                                          Own
3480 B22         12 - 70793                                                          Own
3480 B22         12 - 82991                                                          Own
3480 B22         12 - 70794                                                          Own
3480 B22         12 - 66692                                                          Own
5853                                    Modem                                        Lease
5853                                    Modem                                        Lease
ET - 27 - 12D    379632615                                                           Own
T - 27 - 12D     379571441                                                           Own
ET- 1210         326449089                                                           Own
ET- 1210         326423563                                                           Own
ET- 1210         324391895                                                           Own
T - 27           379638638                                                           Own
PWM100- MON      221725186              Terminal                                     Own
ET-1100          338191216                                                           Own
ET-1100          325688364                                                           Own
T - 27           379628969                                                           Own
ET - 1100        325689503                                                           Own


                                                 IBM


MODEL            SERIAL NUMBER          DESCRIPTION                                  STATUS
-----            -------------          -----------                                  ------
ET-1100          338027808                                                           Own
ET-1100          326423126                                                           Own
ET- 1100         335138749                                                           Own
T - 27           343853560                                                           Own
ET - 1100        326449063                                                           Own
ET - 1100        338058068                                                           Own
T - 27           379638257                                                           Own
RMl9 - 0         349524405              Cart. Drive                                  Own
0899 - 2         347563918              Cart. Drive                                  Own
0899 - 2         347568180              Cart. Drive                                  Own
AP 1327          347719833              Printer                                      Own
5073 - LSI       347413171              Controller / Cart. Drive                     Own
0899 - 2         347459166              Cart. Drive                                  Own
0899 - 2         347459141              Cart Drive                                   Own
0899 - 2         347459133              Cart Drive                                   Own
5073 - LSI       347413155              Controller Cart. Drive                       Own
MX3266           334034808              Reel Drives                                  Own
MX3266           334037025              Reel Drives                                  Own
MX3266           334033446              Reel Drives                                  Own
BT3262           334479524              Controller / Reel Drives                     Own
RM19 - 0 - CAB 3 461745663              Cart Drive                                   Lease - Exp. 6/96
MT - 601         476935390              USR 5073 Tape Drive                          Lease - Exp. 6/96
MT-  601         468780002              Auto Loader                                  Lease - Exp. 6/96
MT - 602         476934419              USR 5073 Tape Drive                          Lease - Exp. 6/96
MT - 602         468779788              Auto Loader                                  Lease - Exp. 6196
RMl9 - 0 - CAB 2 461745689              Cart. Drive                                  Lease - Exp. 6/96
MT - 218         476938352              USR 5073 Tape Drive                          Lease - Exp. 6/96
MT - 218         468780127              Auto Loader                                  Lease - Exp. 6/96
MT - 219         476935309              USR 5073 Tape Drive                          Lease - Exp. 6/96
MT - 219         468779798              Auto Loader                                  Lease - Exp. 6/96
RMl9 - 0 - CAB l 461745671              Cart. Drive                                  Lease - Exp. 6/96
MT - 220         476935275              USR 5073 Tape Drive                          Lease - Exp. 6/96
MT - 220         468779780              Auto Loader                                  Lease - Exp. 6/96
MT - 221         476935382              USR 5073 Tape Drive                          Lease - Exp. 6/96
MT - 221         468779590              Auto Loader                                  Lease - Exp. 6/96
PWMl 00 - MON    221826799              Terminal                                     Own
A1101 - SCP      408717916              Console Processor                            Lease - Exp 11/97
RM36 - 02        408717908              OSS7000 Disk Cabinet                         Lease - Exp 11/97
RM36 - 02        461506545              1/O Channels (A-11)                          Lease - Exp 11/97
RM36 - 0         408717882              A11 Processor Cabinet                        Lease - Exp 11/97
RM36 - 0         408717924              A11 Peripheral Cabinet                       Lease - Exp 11/97
RM5073-1Xl       408493369              USR 5073 Tape Control & Drive                Lease - Exp 11/97
RM507301-ACL     408499614              Auto Loader                                  Lease - Exp 11/97
RM5073-MTU       408496008              USR 5073 Tape Drive                          Lease - Exp 11/97
RM507301-ACL     408499515              Auto Loader                                  Lease - Exp 11/97
RM36 - 0         408717890              A11 Processor Cabinet                        Lease - Exp 11/97
M9730 -62        332925932              16 Drives                                    Own


                                                 IBM


MODEL            SERIAL NUMBER          DESCRIPTION                                  STATUS
-----            -------------          -----------                                  ------
M9730 -62        332925957              16 Drives                                    Own
M9730 -62        332926039              16 Drives                                    Own
M9730 -62        332925940              16 Drives                                    Own
M9730 -62        332930049              16 Drives                                    Own
M9730 -62        332930056              16 Drives                                    Own
RM36 - O         461769440              Cabinet / Disk                               Own
USR 3000 - SDM   456906262              Disk                                         Own
USR 3000 - SDM   456906015              Disk                                         Own
USR 3000 - SDM   456906007              Disk                                         Own
USR 3000 - SDM   473454049              Disk                                         Own
USR 3000 - SDM   456906213              Disk                                         Own
USR 3000 - SDM   456906239              Disk                                         Own
USR 3000 - SDM   461780702              Disk                                         Own
USR 3000 - SDM   461780728              Disk                                         Own
USR 3000 - SDM   461780660              Disk                                         Own
ASR 9029 - CAB   476886163              Cabinet                                      Loan
ASR 9201 - A05   476947320              Disk                                         Loan
ASR 9200 - A02   476953443              Disk                                         Loan
ASR 9200 - A02   476953450              Disk                                         Loan
M9730 - 62       332926062              Cabinet / 16 Drives                          Own
M9730 - 62       332925882              16 Drives                                    Own
M9730 - 62       332926021              16 Drives                                    Own
M9730 - 62       332925916              16 Drives                                    Own
M9730 - 62       332925890              16 Drives                                    Own
M9730 - 62       332925908              16 Drives                                    Own
RM36 - 0         375944832              Cabinet                                      Own
USR 4000 - SM2   456601434              Disk                                         Own
USR 4000 - SM2   456601426              Disk                                         Own
USR 4000 - SM2   456601442              Disk                                         Own
USR 4000 - SM2   456603554              Disk                                         Own
USR 4000 - SM2   456603547              Disk                                         Own
USR 4000 - SM2   456603539              Disk                                         Own
USR 4000 - SM2   C950830003             Raid Disk                                    Own
USR 4000 - SM2   C950830002             Raid Disk                                    Own
USR 4000 - SM2   C950830004             Raid Disk                                    Own
M4 - PDI         AS7333 - 3             Power Dist. Unit                             Own
Zitel Disk       #0006827               Zitel Disk                                   Own
Zitel Disk Cab   #0006340               Zitel Disk "Cabinet"                         Own
RMA1918 - CAB    422849539              Cabinet MNA17B                               Lease
RMA1918 - CAB    422B54562              Cabinet GVPRODC                              Lease
A1960 - SCP      422816322              SCP                                          Own
A1960 - SCP      422817809              SCP                                          Own
EVG - 4000 - GL  481435675              MNA17B Terminal                              Own
EYG - 4000 - GL  481434306              GVPRODC Terminal                             Own
MA310 - CYT      160019931              Maintenance Box                              Own
PWM - 100 - MON  221725188              MNA17A Terminal                              Own
A1901 - CPC      422820365              Processor A-l9                               Own


                                                 IBM


MODEL            SERIAL NUMBER          DESCRIPTION                                  STATUS
-----            -------------          -----------                                  ------
A1903 - CPC      336965991              1/O A-19                                     Own
A1911 ~ CSC      336964234              Processor A-19                               Own
RM36-0           422847988              Cabinet /21/O                                Own
A- 12IC1         109910133              I/O                                          Own
A- 12IC1         109910125              I/O                                          Own
A- 12IC1         109903591              I/O                                          Own
A- 12IC1         109903583              I/O                                          Own
A- 12IC1         140006479              I/O                                          Own
A- 12IC1         140006487              I/O                                          Own
ESD3 - CRD       2960103306             CDRom                                        Own
ESD3 - CRD       2960103197             CDRom                                        Own
A1801 - 711      422854547              Processor A - 18 3X                          Lease
A1802 - 722      422854554              Processor A - 18 3X                          Lease
OP99-SCP         422854570              Console:Rack Mount SC P                      Lease
A1801 - 711      422854539              Processor 1X                                 Lease
OP99-SC P        422853044              Console : Rack Mount SC P                    Lease
M4 - PDI         AS7333 - 2             Power Dist. Unit                             Own
M4 - PDI         AS7332 - 2             Power Dist. Unit                             Own
M4 - PDI         AS7333 - 4             Power Dist. Unit                             Own
M4 - PDI         AS7333 -1              Power Dist. Unit                             Own
9246 - 25H       375504982              Impac Printer (LP16)                         Own
LMC - Boards                            Qty: 8                                       Own
LME                                     Qty: 11                                      Own
LMD                                     Qty: 2                                       Own
MDC3                                    Qty: 1                                       Own
LMB                                     Qty: 4                                       Own
LMH                                     Qty: 2                                       Own
LMA                                     Qty: 1                                       Own
LMT                                     Qty: 1                                       Own
LMY                                     Qty: 1                                       Own
MPC5                                    Qty: 1                                       Own
CP2000 - 3 - C   142392257                                                           Own
CP2000 - 3 - C   142392224                                                           Own
CP2000 - 3 - C   142387604                                                           Own
CP2000 - 3 - C   142387612                                                           Own
CP2000 - 3 - C   142392273                                                           Own
CP2000 - 2 - P   142382126                                                           Own
CP2000- P        142400837                                                           Own
Cartridge Tape
 Racks                                  Quantity undetermined                        Own
Tape Cleaners/
 Certifiers                             Ouantity undetermined                        Own
Barcoding
 equipment                              Ouantity undetermined                        Own
Chillers                                Quantity undetermined                        Own
Operations
 Console
  Cabinetry      Quantity undetermined                                               Own
Abacus           2652250                7013 - J30 AIX 4.1                           Own
Raid             RE960130013            attached disk                                Own
Raid             R-960230015            attached disk                                Own
Bandit           2624034                7011-250 AIX 3.2.5                           Own


                                                 IBM


MODEL            SERIAL NUMBER          DESCRIPTION                                  STATUS
-----            -------------          -----------                                  ------
  Parity         3110502                external tape drive                          Own
  Parity         4021602                2 bay cabinet                                Own
                 8501556                extemal 8mm tape                             Own
Bhdata1          2648757                7013 - 59H AIX 3.2.5                         Own
  Raid           R-950732013            attached disk                                Own
Bhdata2          2651771                7013 - 59H AIX 3.2.5                         Own
Bhfunc1          2639063                7013 - 580 AIX 3.2.5                         Own
  Parity         33122                  2x2 GB enclosure                             Own
  CoComp         10000 5242C05                                                       Own
  CoComp         10000 6174C05                                                       Own
Bis1             2646076                7013 - 590 AIX 3.2.5                         Own
  Raid           D-9406300004           attached disk                                Own
Calvin           2641001                7013 - 590 AIX 3.2.5                         Own
Fillet           2649881                7013 - 59H AIX 3.2.5                         Own
Gar              2607532                7013 - 59H AIX 3.2.5                         Own
                 7208-011               external 8mm tape                            Own
  CoComp         1 0000 117710          external 700 MB disk                         Own
Hobbes           2643197                7013 - 590 AIX 3.2.5                         Own
                 941000551              model 800D                                   Own
  Raid           RE94055000             attached disk                                Own
  Raid           R-940650001            attached disk                                Own
Kestrel          414171439              Unisys UN6065-Z50 SVR4                       Own
Orion            2650200                7013 - 59H AIX 3.2.5                         Own
Osprey           414171652              Unisys UN6065-Z50 SVR4                       Own
Pagasus          2650254                7013 - J30 AIX 4.1.4                         Own
Piranha          2621567                7013 - 550 AIX 3.2.5                         Own
Polaris           2650490               7013 - 590 AIX 3.2.5                         Own
Prism            2648393                7013 - 59H AIX 3.2.5                         Own
  Raid           R-950832031            attached disk                                Own
Rohcs 1          2639286                013 - 580 AIX 3.2.5                          Own
  Falcon         SR272754                                                            Own
  Falcon         SR271886                                                            Own
  Falcon         SR273063                                                            Own
  Falcon         SR268927                                                            Own
  Panty          5021501                                                             Own
Smokey           2624035                7011-250 AIX 3.2.5                           Own
                 8501802                external tape                                Own
  Parity         3110501                external drive                               Own
  Panty          4021601                2 bay enclosure                              Own
Susie            2649667                7013 - 590 AIX 3.2.5                         Own
Tokay            2648268                7013 - 59H AIX 3.2.5                         Own
  Raid           R-951030014            attached disk                                Own
Tomcat           2640842                7013 - 590 AIX 3.2.5                         Own
  Parity         3123009                                                             Own
  Parity         3123005                                                             Own
  Parity         3123008                                                             Own
  CoComp         1 0000 21224C05        1 GB disk                                    Own


                                                 IBM


MODEL            SERIAL NUMBER          DESCRIPTION                                  STATUS
-----            -------------          -----------                                  ------
Topgun           2640841                7013 - 590 AIX 3.2.5                         Own
  Raid           R-941132016            attached disk                                Own
  Parity         3123001                                                             Own
  IBM            7204-32S                                                            Own
  Alphatronix    JB030793               optical jukebox                              Own
Uhcip6a5         2648392                7013 - 59H AIX 3.2.5                         Own
Viper            2641252                7013 - 590 AIX 3.2.5                         Own
  Parity         4011302                                                             Own
Zuhl             2643731                7013 - 590 AIX 3.2.5                         Own


                                     EXHIBIT 7
                            CUSTOMER SATISFACTION SURVEY



UNISYS





                                        1996
                                  (CUSTOMER NAME)

                            CUSTOMER SATISFACTION SURVEY

                                      (SAMPLE)



                                  NAME AND ADDRESS

                             _________________________
                             _________________________
                             _________________________
                             _________________________
                             _________________________

                         (CUSTOMER NAME) SATISFACTION SURVEY


Dear (Customer name) Customer: Please note the following definitions of our satisfaction and importance scoring scales. Your responses should reflect experiences with Unisys during the last four months. If you've had no experience with a particular question during that time, or it doesn't apply to you, please check the NE box. Your comments are also important and will be captured along with your scores to provide Unisys with additional information to assist us in further meeting your needs and expectations. Please provide your comments at the bottom of the next page.


SATISFACTION DEFINITION                 RATING    IMPORTANCE                           RATING

Very Satisfied                          5         Very Important                       5
Satisfied                               4         Important                            4
Neither Satisfied nor Dissatisfied      3         Neither Important nor Unimportant    3
Dissatisfied                            2         Unimportant                          2
Very Dissatisfied                       1         Very Unimportant                     1
No experience within the
  last 4 months                         NE


- Please circle the number of the "Satisfaction Score" (left column below) that best describes your level of satisfaction with each factor.
- Circle the number of the "Importance Scale" (right column below) that best reflects how important each factor is to you.
- If you had no experience with a specific factor in the last 4 months, please check the NE (No Experience) box.

In responding to the following questions, please complete the following statement:

PLEASE INDICATE YOUR OVERALL SATISFACTION WITH AND THE IMPORTANCE OF:



                                                  SATISFACTION        IMPORTANCE          NE
                                                  ------------        ----------          --
1) Your overall relationship with Unisys?         5 4 3 2 1           5 4 3 2 1           [  ]

2) How easy it is to do business with Unisys?     5 4 3 2 1           5 4 3 2 1           [  ]

3) Unisys service Delivery?

     -- Services are clearly defined?             5 4 3 2 1           5 4 3 2 1           [  ]
     -- System response time?                     5 4 3 2 1           5 4 3 2 1           [  ]
     -- System on-line availability?              5 4 3 2 1           5 4 3 2 1           [  ]
     -- Data Center Operations?                   5 4 3 2 1           5 4 3 2 1           [  ]
     -- Information security services?            5 4 3 2 1           5 4 3 2 1           [  ]
     -- Disaster Recovery Services?               5 4 3 2 1           5 4 3 2 1           [  ]
     -- Change Management Services?               5 4 3 2 1           5 4 3 2 1           [  ]
     -- Ability to resolve problems in a timely
         manner?                                  5 4 3 2 1           5 4 3 2 1           [  ]
     -- Response to special requests?             5 4 3 2 1           5 4 3 2 1           [  ]

4) The skills and knowledge of Unisys program
     personnel?                                   5 4 3 2 1           5 4 3 2 1           [  ]

PLEASE INDICATE YOUR OVERALL SATISFACTION WITH AND THE IMPORTANCE OF:


                                                  SATISFACTION        IMPORTANCE          NE
                                                  ------------        ----------          --
5) Unisys ability to continually look for ways
   to improve support through innovation?         5 4 3 2 1           5 4 3 2 1           [  ]

6) Unisys ability to provide personal attention
   and timely responses to your requests?         5 4 3 2 1           5 4 3 2 1           [  ]

7) Unisys ability to perform right the first
   time?                                          5 4 3 2 1           5 4 3 2 1           [  ]

8) Unisys personnel as effective listeners?       5 4 3 2 1           5 4 3 2 1           [  ]

9) Unisys welcoming the ideas of others?          5 4 3 2 1           5 4 3 2 1           [  ]

10) Unisys ability to conduct themselves in
    a professional manner?                        5 4 3 2 1           5 4 3 2 1           [  ]

11) Unisys ability to positively affect your
    customers?                                    5 4 3 2 1           5 4 3 2 1           [  ]

12) Unisys ability to positively affect your
    mission?                                      5 4 3 2 1           5 4 3 2 1           [  ]

13) Please characterize the frequency of your personal interaction with the
following    members of Unisys with an appropriate check mark?  Also please rate the importance of these interactions on a scale of 1-5 where 5 is very important

Unisys Personnel      Too Often   Often Enough    Too Seldom    Importance
----------------      ---------   ------------    ----------    ----------

Senior Management
Program Management
Technical Support
Computer Operations
Disaster Recovery
Security
Change Management

14) What is the one thing Unisys can do to improve your effectiveness in meeting the needs and expectations of your customers?

Question
Number/s                 Comment/s
--------                 ---------

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                      EXHIBIT 8
                                   SERVICE LOCATION

Unisys Corporation
3199 Pilot Knob Road
Eagan, MN 55121

United HealthCare Services, Inc.
6300 Olson Memorial Highway
Golden Valley, MN 55427

                                      EXHIBIT 9
                                    KEY EMPLOYEES

The parties will mutually agree to the list of Key Employees within 30 days of the effective date of the agreement.

                                      EXHIBIT 10
                                   UHS COMPETITORS

Aetna/US HealthCare

CIGNA

Prudential

Blue Cross/Blue Shield

John Alden

Principal

Health Source

Humana

Well Point

FHP

Foundation Health

Value Health

Sanus

Oxford Health Plans

PacifiCare

Mid Atlantic Medical

Sierra

Coventry

PCA (Phys. Corp. of America)

Physicians Health Services

United Wisconsin Services

Well Care Management

                                      EXHIBIT 11
                               MONTHLY PAYMENT SCHEDULE

                         Gross               Unisys (A)                                       Net
           Monthly      Monthly                 Base    Comdisco    Less:       Plus:        Monthly
Payment     Due           UHC     Comdisco      Line     Lease      Asset    Transition      Unisys        Annual Total
Number      Date        Budget    Payments     Charge    Credit    Credits      Charge       Charge    Calendar   Contract
------    --------     -------    --------   ---------- --------  --------   ----------      --------  --------   --------

    1     6/1/1996         ***        ***          ***      ***       ***          ***           ***        ***       ***
    2     7/1/1996         ***        ***          ***      ***       ***          ***           ***        ***       ***
    3     8/1/1996         ***        ***          ***      ***       ***          ***           ***        ***       ***
    4     9/1/1996         ***        ***          ***      ***       ***          ***           ***        ***       ***
    5    10/1/1996         ***        ***          ***      ***       ***          ***           ***        ***       ***
    6    11/1/1996         ***        ***          ***      ***       ***          ***           ***        ***       ***
    7    12/1/1996         ***        ***          ***      ***       ***          ***           ***        ***       ***
    8     1/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
    9     2/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   10     3/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   11     4/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   12     5/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   13     6/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   14     7/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   15     8/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   16     9/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   17    10/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   18    11/1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   19    12 1/1997         ***        ***          ***      ***       ***          ***           ***        ***       ***
   20     1/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   21     2/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   22     3/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   23     4/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   24     5/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   25     6/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   26     7/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   27     8/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   28     9/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   29    10/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   30    11/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   31    12/1/1998         ***        ***          ***      ***       ***          ***           ***        ***       ***
   32     1/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   33     2/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   34     3/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   35     4/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   36     5/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   37     6/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   38     7/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   39     8/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   40     9/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   41    10/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   42    11/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   43    12/1/1999         ***        ***          ***      ***       ***          ***           ***        ***       ***
   44     1/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   45     2/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   46     3/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   47     4/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   48     5/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   49     6/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   50     7/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   51     8/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   52     9/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   53    10/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   54    11/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   55    12/1/2000         ***        ***          ***      ***       ***          ***           ***        ***       ***
   56     1/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   57     2/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   58     3/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   59     4/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   60     5/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   61     6/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   62     7/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   63     8/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   64     9/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   65    10/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   66    11/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***
   67    12/1/2001         ***        ***          ***      ***       ***          ***           ***        ***       ***



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24b-(2) of the Securities and Exchange Act of 1934, as amended.

                         Gross               Unisys (A)                                       Net
           Monthly      Monthly                 Base    Comdisco    Less:       Plus:        Monthly
Payment     Due           UHC     Comdisco      Line     Lease      Asset    Transition      Unisys        Annual Total
Number      Date        Budget    Payments     Charge    Credit    Credits      Charge       Charge    Calendar   Contract
------    --------     -------    --------   ---------- --------  --------   ----------      --------  --------   --------

   68     1/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   69     2/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   70     3/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   71     4/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   72     5/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   73     6/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   74     7/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   75     8/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   76     9/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   77    10/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   78    11/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   79    12/1/2002         ***        ***          ***      ***       ***          ***           ***        ***       ***
   80     1/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   81     2/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   82     3/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   83     4/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   84     5/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   85     6/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   86     7/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   87     8/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   88     9/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   89    10/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   90    11/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   91    12/1/2003         ***        ***          ***      ***       ***          ***           ***        ***       ***
   92     1/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
   93     2/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
   94     3/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
   95     4/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
   96     5/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
   97     6/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
   98     7/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
   99     8/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
  100     9/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
  101    10/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
  102    11/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
  103    12/1/2004         ***        ***          ***      ***       ***          ***           ***        ***       ***
  104     1/1/2005         ***        ***          ***      ***       ***          ***           ***        ***       ***
  105     2/1/2005         ***        ***          ***      ***       ***          ***           ***        ***       ***
  106     3/1/2005         ***        ***          ***      ***       ***          ***           ***        ***       ***
  107     4/1/2005         ***        ***          ***      ***       ***          ***           ***        ***       ***
  108     5/1/2005         ***        ***          ***      ***       ***          ***           ***        ***       ***
  109     6/1/2005         ***        ***          ***      ***       ***          ***           ***        ***       ***
  110     7/1/2005         ***        ***          ***      ***       ***          ***           ***        ***       ***
  111     8/1/2005         ***        ***          ***      ***       ***          ***           ***        ***       ***
  112     9/1/2005         ***        ***          ***      ***       ***          ***           ***        ***       ***
  113    10/1/2005         ***        ***          ***      ***       ***          ***           ***        ***       ***


Totals


(a)Gross Monthly UHC Budget minus Comdisco Payments times ***% for months 6 through 65; ***% for months 66 through 113; ***% for months 1 through 5.






*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24b-(2) of the Securities and Exchange Act of 1934, as amended.

                               Schedule A to Exhibit 11

Cost Center         3420
                                                              To Be
                                Budget         Actual*      Purchased
Purchases
Aug - Dec 95                  $    ****      $    ****      $    ****
1996                          $    ****      $    ****      $    ****
                              ---------------------------------------
Total Cost                    $    ****      $    ****      $    ****


Cost Center         3425
                                                              To Be
                                Budget         Actual**     Purchased
Purchases
Aug - Dec 95                  $    ****      $    ****      $    ****
1996                          $    ****      $    ****      $    ****
                              ---------------------------------------
Total Cost                    $    ****      $    ****      $    ****


Cost Center         3430
                                                              To Be
                                Budget***      Actual*      Purchased
Purchases
Aug - Dec 95                  $    ****      $    ****      $    ****
1996                          $    ****      $    ****      $    ****
                              ---------------------------------------
Total Cost                    $    ****      $    ****      $    ****


Total for
  Cost Centers
                                                              To Be
                                Budget         Actual*      Purchased
Purchases
Aug - Dec 95                  $    ****      $    ****      $    ****
1996                          $    ****      $    ****      $    ****
                              ---------------------------------------
Total Cost                    $    ****      $    ****      $    ****

Adjustment for Unix
  box lease                                                 $    ****

                              Adjusted total                $    ****
                                                            ---------
                                                            ---------

*Capital additions through 4/30/96
**Capital additions through 5/31/96
***adjusted for leases
**** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

6/6/96
                              Attachment B to Exhibit 11


ICEBERG--1996 BUDGET BY ORG #
With Unix=0, else 1
(Sets 3425 to retained)

                   #3420    #3445  #3430    #3475     #3585     #3425     #3495     #3400     #3415     #3000     #3480     Total
Salaries            ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Fringe              ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Labor      ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Education           ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Recruiting          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Printing            ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Rent Allocation     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Non-cap Equip       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Non-cap Sftw        ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Hdwr Maint          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Sftw Main           ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Move Install        ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Non-cap
  Equip             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Hdwr Leases         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Sftw Leases         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Leases     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Communications      ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Office Supplies     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Comp Supplies       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Supplies   ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Travel              ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Dep Fixed Equip     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep F&F             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep Comp Hdwr       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep Comp Sftw       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep Vehicles        ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Amort Leasehold
  Imp               ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Dep &
  Amort             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dues                ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subs/Pub            ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Offsite Storage     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Insurance           ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
External DP         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Misc       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Consultants         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Total               ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

FTE Months          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Avg FTE             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Adjustments         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Adjusted Total      ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.


ICEBERG--1996 OUTSOURCED BUDGET
                   #3420    #3445  #3430    #3475     #3485     #3425     #3495     #3400     #3415     #3000     #3480     Total
Salaries            ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Fringe              ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Labor      ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Education           ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Recruiting          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Printing            ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Rent Allocation     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Non-cap Equip       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Non-cap Sftw        ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Hdwr Maint          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Sftw Maint          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Move Install        ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Non-
  Cap Equip         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Hdwr Leases         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Sftw Leases         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Leases     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Communications      ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Office Supplies     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Comp Supplies       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Supplies   ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Travel              ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Dep Fixed Equip     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep F&F             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep Comp Hdwr       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep Comp Sftw       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep Vehicles        ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Amort Leasehold
  Imp               ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Dep &
  Amort             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Dues                ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subs/Pubs           ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Offsite Storage     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Insurance           ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
External DP         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Misc       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Consultants         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Total               ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

FTE Months          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Avg FTE             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Adjustments         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Adjusted total      ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***




*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.


ICEBERG--1996 RETAINED COST

                   #3420    #3445  #3430    #3475     #3585     #3425     #3495     #3400     #3415     #3000     #3480     Total
Salaries
Fringe              ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Labor      ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Education           ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Recuriting          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Printing            ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Rent Allocation     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Non-cap Equip       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Non-Cap Sftw        ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Hdwr Maint          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Sftw Maint          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Move Install        ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Non-Cap
  Equip             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Hdwr Leases         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Sftw Leases         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Leases     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Communications      ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Office Supplies     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Comp Supplies       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Supplies   ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Travel              ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Dep Fixed Equip     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep F&F             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep Comp Hdwr       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep Comp Sftw       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Dep Vehicles        ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Amort Leasehold
  Imp               ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Dep &
  Amort             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Dues                ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subs/Pubs           ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Offsite Storage     ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Insurance           ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
External DP         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Subtotal Misc       ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Consultants         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Total               ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

FTE Months          ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***
Avg FTE             ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Adjustments         ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***

Adjusted total      ***    ***    ***     ***      ***      ***      ***      ***      ***      ***      ***      ***




*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                              Attachment C to Exhibit 11
                             In-Scope FTE Reconciliation



                               FTE                         FTE                      Total FTE
                        In-Scope Unisys                Retained-UHC
Functions          Staff  Tbh   Contr  Total   Staff    Tbh  Contr   Total   Staff   Tbh   Contr  Total
UNISYS SYSTEM
Manager               0      0      0      0       1       0      0      1       1      0      0      1
Oper. Systems         3      1      0      4       0       0      0      0       3      1      0      4
Barcode                                            2       0      0      2       2      0      0      2
Barcode               0      0      0      0       0       0      0      0       0      0      0      0
Database              5      1      0      6       0       0      0      0       5      1      0      6
Performance           1      1      0      2       1       0      0      1       2      1      0      3
QA/OA (Prod Ctl)      6      1      0      7       1       0      0      1       7      1      0      8
Scheduling            3      0      0      3       0       0      0      0       3      0      0      3
Proj Mngt             1      0      0      1       0       0      0      0       1      0      0      1
Total                19      4      0     23       5       0      0      5      24      4      0     28

IBM SYSTEMS
Manager               1      0      0      1       0       0      0      0       1      0      0      1
Oper Sys(Tech)        5      2      0      1       0       0      0      0       5      2      0      7
Applic (OA)           3      0      0      3       0       0      0      0       3      0      0      3
Database              2      0      0      2       0       0      0      0       2      0      0      2
EDI                   0      0      0      0       3       1      0      4       3      1      0      4
Unix                  0      0      0      0      12       1      0     13      12      1      0     13
Total                11      2      0     13      15       2      0     17      26      4      0     30

CUSTOMER SERVICE
Client Service Mgr    0      0      0      0       3       0      0      3       3      0      0      3
Tehnical Writer       2      0      0      2       0       0      0      0       2      0      0      2
Technical Anyst       0      0      0      0       1       0      0      1       1      0      0      1
CVSLA                 0      1      0      1       0       0      0      0       0      1      0      1
Project Mgr           0      0      0      0       0       0      0      0       0      0      0      0
Total                 2      1      0      3       4       0      0      4       6      1      0      7

HELP DESK
Manager               0      0      0      0       1       0      0      1       1      0      0      1
Level 1 Support
  (Scheduler)         0.5    0      0      0.5     9.5     2      0     10.5     9      2      0     11
NCC                   0      0      0      0       6       0      0      6       6      0      0      6
Fld Spt(remote)       0      0      0      0       1       0     10     11       1      0     10     11
Project Manager       0      0      0      0       0       0      0      0       0      0      0      0
Change/Config Mgmt    1      0      0      1       1       0      0      1       2      0      0      2
Total                 1.5    0      0      1.5    17.5     2     10     29.5    19      2     10     31

OPERATIONS
Manager               1      0      0      1       0       0      0      0       1      0      0      1
Tape Lib              4      0      0      4       0       0      0      0       4      0      0      4
IBM Operations        9      1      0     10       0       0      0      0       9      1      0     10
Ops Analyst           0      0      0      0       1       0      0      1       1      0      0      1
QCOM                  0      0      0      0      13       3      0     16      13      3      0     16
Unlsys Ops (incl
  Spvr)              13.5    0      0     13.5     0.5     0      0      0.5    14      0      0     14
Total                27.5    1      0     29.5    14.5     3      0     17.5    42      4      0     46

ADMINISTRATION
Director              1      0      0      1       0       0      0      0       1      0      0      1
Admin Assist          1      0      0      1       1       0      0      1       2      0      0      2
Total                 2      0      0      2       1       0      0      1       3      0      0      3

Department #3415      0      0      0      0       1       0      0      1       1      0      0      1
Total Billets        63      8      0     71      58       7     10     75     121     15     10    148


                              Attachment D to Exhibit 11
                                   Software Credit
                               (Remaining Amortization)


                                                                                                                5/31/96
Page        Org       Flag    Asset ID   Description                            Serial                          Value
-----------------------------------------------------------------------------------------------------------------------
1229       3400       sw      96073      software lotus 123 - qty 2                                             ***
1229       3400       sw      96277      software iccAntercom ter-emul                                          ***
1999       3400       sw      99351      sftw-extra (#p6200)                                                    ***
1229       3400       sw      104765     wordperfect v5.1                                                       ***
1229       3400       sw      104772     f/windows 3.5"attachment extra                                         ***
1229       3400       sw      104775     intercom ms-windows;                                                   ***
1229       3400       sw      105384     paradox v4.0 by borland                                                ***
1229       3400       sw      106505     cobol compiler w/toolset v3.0                                          ***
1229       3400       sw      107822     data ease A.5                                                          ***
1299       3400       sw      107843     sql server v4.2                                                        ***
1229       3400       sw      108303     jetform design                                                         ***
1229 TOTAL                                                                                                      ***
1230       3400       sw      108326     wordperfect v6.0                                                       ***
1230       3400       sw      108327     lotus 123 v4.01                                                        ***
1230       3400       sw      108328     hcl exceed/W v3.3                                                      ***
1230       3400       sw      108329     ms office v4.0                                                         ***
1230       3400       sw      108330     intercomwin term emul/filexpr                                          ***
1230       3400       sw      108635     intercom win term emul                                                 ***
1230       3400       sw      108650     pagemaker v5.0                                                         ***
1230       3400       sw      109127     attachmate etra                                                        ***
1230       3400       sw      109128     powerbuilder 3.0 ee sql                                                ***
1230       3400       sw      109127     attachmate extra                                                       ***
1230 TOTAL                                                                                                      ***
           3400 TOTAL                                                                                           ***
1153       3420       sw      115681     upgrade to group cpu infopac                                           ***
1153 TOTAL                                                                                                      ***
1237       3420       sw      97910      sftw for ibm sys various                                               ***
1237       3420       sw      98105      sftw for ibm sys. 5664-301             A7864,virtual mach              ***
1237       3420       sw      98106      vmcenter 11 mgmt for ibm               52317                           ***
1237       3420       sw      97983      sftw, ibm vmbackup mgt system          00B0024,003938                  ***
1237       3420       sw      98030      sttw-ibm vm backup mngmnt syst         & gddm/vmxa                     ***
1237       3420       sw      98065      sftw-wmbackup management sys           00B0024, 003938                 ***
1237       3420       sw      98185      sftw for ibm profs v2 0663 &           00A8484                         ***
1237       3420       sw      99110      sftw upgrade-ibm 0084 rscs             00A7861                         ***
1237       3420       sw      99111      sftw upgrade ibm, os pl/l              84684                           ***
1237       3420       sw      99113      sftw upgrade-ibm acf/vtam              00A7862                         ***
1237       3420       sw      99114      sftw upgrade ibm, sqVds otc:           9121                            ***
1237       3420       sw      99355      installation 001 for d&b sttw          cntrct#901224310000             ***
1237       3420       sw      99466      acf2 for vse                                                           ***
1237       3420       sw      99467      unipack/srm w/cicsort for vse                                          ***
1237       3420       sw      99468      uipack wm w/opera for vm                                               ***
1237       3420       sw      99726      sftw-doctor d. sftw & license                                          ***
1237       3420       sw      99727      sftw-raps for vse                                                      ***
1237       3420       sw      99728      sftw-netman/olcf for vm                                                ***
1237       3420       sw      99729      sftw-librarian for vse                                                 ***
1237       3420       sw      99730      sftw-vollie for vse                                                    ***
1237       3420       sw      99731      sftw-netman for vm                                                     ***
1237       3420       sw      99732      sttw-office vision/vm 5684-084         10170                           ***
1237       3420       sw      99733      sftw-workstation mgr lic fee           n/a                             ***
1237       3420       sw      100333     inter-partition command procsr                                         ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                              Attachment D to Exhibit 11
                                   Software Credit
                               (Remaining Amortization)

                                                                                                                5/31/96
Page       Org        Flag    Asset ID   Description                            Serial                            Value
------------------------------------------------------------------------------------------------------------------------
1237       3420       sw      100997     ca-1 tape mgmt f/9121-480              21251                           ***
1237       3420       sw      100998     license agreement f/cics mvs,5         cpu type ibm es9121             ***
1237       3420       sw      101339     unipack vm w/opers vm                                                  ***
1237       3420       sw      100998     license agreement f/cics; mvs.5        cpu type ibm es9121             ***
1237       3420       sw      101613     installment 002 for d&b sftwre         contract#901223410000           ***
1237       3420       sw      101819     basic license, assembler#v2rl          OOEL954                         ***
1237       3420       sw      101824     sttw-mvs/tso                           OOGD305                         ***
1237       3420       sw      101827     sftw-cache rmf reporter                OOK0599                         ***
1237       3420       sw      101829     sftw-icfru                             OOK0531                         ***
1237       3420       sw      101924     raps vse software                      contract#270131-025             ***
1237       3420       sw      101925     netman/olcf vm software                contract#2701.31-023            ***
1237       3420       sw      101926     librarian vse sottware                 contract#270131-024             ***
1237       3420       sw      101927     vollie vse software                    contract#270131-021             ***
1237       3420       sw      101928     sftw-tapexpert-tape utility                                            ***
1237       3420       sw      101929     netman va software                     contract#270131-0,29            ***
1237       3420       sw      102377     5695-064 cica ao/mvs,ano/mvs           sonoran serif fonts             ***
1237       3420       sw      101928     sftw-tapexpert-tape utility                                            ***
1237       3420       sw      102643     quick ref sftw,perpet lic w/ma         w/maintenance                   ***
1237       3420       sw      102643     quick ref sftw,perpet lic w/ma         w/maintenance                   ***
1237       3420       sw      103212     sftw lic-31038 sas/calc                                                ***
1237       3420       sw      103213     interconnect control program                                           ***
1237       3420       sw      103214     otc for ibm, opca.opcesa                                               ***
1237       3420       sw      103747     terminal image mgr f/ibm, 3                                            ***
1237       3420       sw      103751     ibm ca-acf2                                                            ***
1237       3420       sw      103753     ibm ca-unipack/srm w/cicsort                                           ***
1237       3420       sw      104128     perp license-vangauard racfadmi                                        ***
1237       3420       sw      104128     perp lice nse-vangauard racfadmi                                       ***
1237       3420       sw      105873     abend-aid for db2                                                      ***
1237       3420       sw      105874     cics aben-aid db2                                                      ***
1237       3420       sw      105875     xpediter/tso                                                           ***
1237       3420       sw      105876     xpediter/cics                                                          ***
1237       3420       sw      105877     abend-aid xcs upgrade                                                  ***
1237       3420       sw      105878     xpediter/tso f/db2                                                     ***
1237       3420       sw      105879     abend-aid/mxa upgrade                                                  ***
1237       3420       sw      105881     file-aid/spf/batch/xe upgrade                                          ***
1237       3420       sw      106521     installment 001 -dun&brad sftw                                         ***
1237       3420       sw      106523     dbs implementation costs               inv#s:x00-6392, 3365            ***
1237       3420       sw      107259     ndm-mvs network sftw licenses                                          ***
1237       3420       sw      107250     cpu-multi image integrity lic                                          ***
1237       3420       sw      107540     shaman, 4                                                              ***
1237       3420       sw      108345     afp driver f/intran                                                    ***
1237       3420       sw      108633     intercom win term emul                                                 ***
1237       3420       sw      109133     the monitor f/cics/dsa                                                 ***
1237       3420       sw      109134     the monitor for mvs                                                    ***
1237       3420       sw      109135     the monitor for db2                                                    ***
1237       3420       sw      110131      mvs/quicl-ref 2nd group 40 cpu                                        ***
1237       3420       sw      111148     attahcmate extra windows                                               ***
1237       3420       sw      111153     abend-aid/xcs                                                          ***
1237       3420       sw      111154     abend-aid f/db2                                                        ***
1237       3420       sw      111155     cics abend-aid db2                                                     ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                              Attachment D to Exhibit 11
                                   Software Credit
                               (Remaining Amortization)

                                                                                                                5/31/96
Page       Org        Flag    Asset ID   Description                            Serial                            Value
------------------------------------------------------------------------------------------------------------------------
1237       3420       sw      111156     file-aid/mvs                                                           ***
1237       3420       sw      111157     xpediter/ts f/db2                                                      ***
1237       3420       sw      111158     xpediter/tso                                                           ***
1237       3420       sw      111159     xpediter/cics                                                          ***
1237       3420       sw      114755     dist mgr host upgfee 3090-600J                                         ***
1237       3420       sw      114759     quickstart grp 50/60 3090-600J                                         ***
1237       3420       sw      202100     mvs software                                                           ***
1237       3420       sw      202099     cpu software db2                                                       ***
1237       3420       sw      202101     upgrade fee for software                                               ***
1237       3420       sw      202102     upgrade 80 cpu infopac-jcl-rds                                         ***
1237 TOTAL                                                                                                      ***
Add        3420       sw      203650     cpu upgrade                                                            ***
ADD TOTAL                                                                                                       ***
           3420 TOTAL                                                                                           ***
699        3425       sw      115949     lic risc system                                                        ***
699        3425       sw      116226     ncdware end user lic                                                   ***
699        3425       sw      124165     lic risc 6000 system                                                   ***
699        3425       sw      124166     risc 6000 lic                                                          ***
699        3425       sw      125002     aix windows envmnt/6000                                                ***
699 Total                                                                                                       ***
1240       3425       sw      108344     regular updates-sql server                                             ***
1240       3425       sw      108348     sql server ibm rs6000 aix                                              ***
1240       3425       sw      109152     multimedia toolbook                                                    ***
1240       3425       sw      109565     ca clipper v5.2                                                        ***
1240       3425       sw      110142     cobol unx rs6000 v3.1                                                  ***
1240       3425       sw      110168     sybase regular updates                                                 ***
1240       3425       sw      111187     sybase sql server ibrTVrs6000                                          ***
1240       3425       sw      112042     5765/172 db2 aix/6000                                                  ***
1240       3425       sw      112045     1761 pgf5 dotc dbdcs/6000vl                                            ***
1240       3425       sw      112046     process group f5 basic db2                                             ***
1240       3425       sw      112052     oec server license aix/6000                                            ***
1240       3425       sw      112563     softwindows                                                            ***
1240       3425       sw      112577     processor group f5 basic otc                                           ***
1240       3425       sw      112045     1761 pgf5 dotc dbdcs/6000vl                                            ***
1240       3425       sw      113736     sybase sql server ibm risc6000                                         ***
1240       3425       sw      113738     wordperf ect unx ibm rs6                                               ***
1240       3425       sw      113739     wordperfect unix aol 05rsl                                             ***
1240       3425       sw      113740     wordperf ect unix adl 01 rsl                                           ***
1240       3425       sw      114492     intelquery-unix rs6000/590             upgrade fee                     ***
1240       3425       sw      114764     procgroup-f5basic:risc6000sftw                                         ***
1240       3425       sw      114765     procgroup-g5basic:risc6000nsftw                                        ***
1240       3425       sw      114769     rpc painter option                                                     ***
1240       3425       sw      115572     ibm db2/600 non qda sftw                                               ***
1240       3425       sw      115577     event manager                                                          ***
1240       3425       sw      115578     event mgr db agt orc                                                   ***
1240       3425       sw      115579     event manager agent                                                    ***
1240       3425       sw      115581     perforrn/trend db orcl 6                                               ***
1240       3425       sw      115582     perform/trend agent                                                    ***
1240       3425       sw      115580     perforrn/trend                                                         ***
1240       3425       sw      124172     aix 6000                                                               ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                              Attachment D to Exhibit 11
                                   Software Credit
                               (Remaining Amortization)


                                                                                                                5/31/96
Page       Org        Flag    Asset ID   Description                            Serial                            Value
------------------------------------------------------------------------------------------------------------------------
1240       3425       sw      124173     infoconnect intercom                                                   ***
1240       3425       sw      124174     risc 6000 aix cpu                                                      ***
1240       3425       sw      125100     license fee xgen al 8-326 hte                                          ***
1240       3425       sw      127110L    swI backtrack licenses                                                 ***
1240       3425       sw      127110A    runti me site license                                                  ***
1240       3425       sw      127110N    r3 rack drive                                                          ***
1240       3425       sw      127110O    lic risc 6000                                                          ***
1240       3425       sw      202098     license software mntr sftw                                             ***
1240       3425       sw      202103     sybase sql server risc 6000                                            ***
1240       3425       sw      202105     mgr bets version                                                       ***
1240 TOTAL                                                                                                      ***
Add        3425       sw      203652     sybase sql server                                                      ***
Add        3425       sw      204039     fx6700 chassis ethernet module                                         ***
ADD  TOTAL                                                                                                      ***
3425 TOTAL                                                                                                      ***
705        3430       sw      201136     license upgrade                                                       ***
705  TOTAL                                                                                                      ***
1245       3430       sw      94999      software job flow mgmt 330                                             ***
1245       3430       sw      95000      software job flow mgmt                                                 ***
1245       3430       sw      95001      software lion tape library                                             ***
1245       3430       sw      95002      software lion tape library                                             ***
1245       3430       sw      95003      software packit license fee                                            ***
1245       3430       sw      95004      software packit license fee                                            ***
1245       3430       sw      95005      software packit disk mgmt                                              ***
1245       3430       sw      95006      software packit disk mgmt                                              ***
1245       3430       sw      95427      sales tax for software A#94999                                         ***
1245       3430       sw      95428      sales tax for software A#95005                                         ***
1245       3430       sw      95429      sales tax for software A#95003                                         ***
1245       3430       sw      96599      group four upgrade                                                     ***
1245       3430       sw      96600      info retrieval system license                                          ***
1245       3430       sw      97266      cp200 protocol                         1005326695-001                  ***
1245       3430       sw      97311      software-bVlib tape mgmt sys                                           ***
1245       3430       sw      97312      custom protocol generatio a s                                          ***
1245       3430       sw      97470      total recovery planning system                                         ***
1245       3430       sw      97623      total recovery planning system                                         ***
1245       3430       sw      97877      sales tax fpr spss.inc sftw            12/85 24864 $ ***               ***
1245       3430       sw      98063      software upgrade-support               for multiple locatio            ***
1245       3430       sw      98064      sftw. sage advice w/maintenance        w/annual maintenance            ***
1245       3430       sw      98179      sftw. icc/intercom 102                                                 ***
1245       3430       sw      98330      sftw. sage advice (see A#098064        2nd payment                     ***
1245       3430       sw      98344      accounts rec.syst module, msa          1424325921 -000                 ***
1245       3430       sw      98428      sftw-icc 102 termnal emulation         1 3.5disk, 1 5.25dsk            ***
1245       3430       sw      98589      software-jcl 7-tpa/tpm                                                 ***
1245       3430       sw      99115      sf1w module-prnl med records           9352400390-001                  ***
1245       3430       sw      99189      sftw-source-comm. mgmt. system         4122760003-001                  ***
1245       3430       sw      99190      sftw-dms 11 db monitor                 4122760001-001                  ***
1245       3430       sw      99191      sftw-dms 11 inquiry, ntw adm           4122760002-001                  ***
1245       3430       sw      100810     kes 11 v3.2 develpmnt license          n/a 1091 usetax                 ***
1245       3430       sw      100810     kes 11 v3.2 develpmnt license          n/a 1091 usetax                 ***
1245       3430       sw      101832     sftw-1.2 tcpAp Ian                     101292- 5912                    ***


                             Attachment D to Exhibit 11
                                  Software Credit
                              (Remaining Amortization)



Page       Org        Flag    Asset ID   Description                            Serial                            Value
------------------------------------------------------------------------------------------------------------------------
1245       3430       sw      101833     emulator-sna put 2                     1012878632-001                  ***
1245       3430       sw      101834     sftw-sna3270cp2000                     1012878627-001                  ***
1245       3430       sw      101835     sftw-tcp/ip                            101878631-001                   ***
1245       3430       sw      101836     sftw-tcp/ip,  application              1012878629-001                  ***
1245       3430       sw      103215     viewpoint license                      baselines,coms, host            ***
1245       3430       sw      103215     viewpoint license                      baselines,coms, host            ***
1245       3430       sw      103755     uisys a17 disk mngmt license                                           ***
1245       3430       sw      103755     unisys a17 disk mnmgt license                                          ***
1245       3430       sw      104767     paradox for dos 4.0                                                    ***
1245       3430       sw      104787     cane monitor software                                                  ***
1245       3430       sw      105145     tax for a19 sftw lic 01/96-98                                          ***
1245       3430       sw      104787     cane monitor software                                                  ***
1245       3430       sw      105402     perpetual license fee-wfl rngr                                         ***
1245       3430       sw      105404     com sw:et fileexpress;transport;       emulation                       ***
1245       3430       sw      105405     o/s:unix svr4                                                          ***
1245       3430       sw      105414     a-19 mainframe sftw                                                    ***
1245       3430       sw      105661     a19 s/n24-tp analyzer realtime         monitor sftw                    ***
1245       3430       sw      105402     perpetual license fee-wfl mgr                                          ***
1245       3430       sw      105661     a19 s/n24-tp analyzer realtime         monitor sftw                    ***
1245       3430       sw      106156     intercom win term emul                                                 ***
1245       3430       sw      106179     autoscan sftw pkg w/4scanners          fc9330522,24,26,28              ***
1245       3430       sw      106520     dba tools -perpetual license                                           ***
1245       3430       sw      106522     os/2:unix svr4 unimt users                                             ***
1245       3430       sw      106179     autoscan sftw pkg w/4scanners          fc9330522,24,26,28              ***
1245       3430       sw      106772     intercom win emul v3.22, 8                                             ***
1245       3430       sw      106780     bl/distr report dist&control                                           ***
1245       3430       sw      106780     bl/distr report dist&control                                           ***
1245       3430       sw      107524     wordperfect 5.2 f/windows,3                                            ***
1245       3430       sw      107527     attachmate extra f/windows,4                                           ***
1245       3430       sw      107530     attachmate extra f/Windows,5                                           ***
1245       3430       sw      107531     wordperfect v5.2 w/Windows, 6                                          ***
1245       3430       sw      108383     unisys a17n system sftw licens                                         ***
1245       3430       sw      108634     icw-mtx corplicense                                                    ***
1245       3430       sw      109140     viewpoint performance analyzer                                         ***
1245       3430       sw      109141     viewpoint capacity manager                                             ***
1245       3430       sw      109142     coms module                                                            ***
1245       3430       sw      112033     sna svcs f/uhc rs6rn 426                                               ***
1245       3430       sw      114761     file xfr:ftrapid-bna enb;a ser                                         ***
1245       3430       sw      115592     unisys a19-642 proc sftw                                               ***
1245       3430       sw      115970     lic mdmt systems bl/pack dist                                          ***
1245       3430       svv     127110E    viewpoint performance analyzer                                         ***
1245       3430       sw      127110G    dba upgrade                                                            ***
1245       3430       sw      127110M    snap license aix 6000                                                  ***
1245       3430       sw      127110R                                                                           ***
1245       3430       sw      127100S                                                                           ***
1245 TOTAL                                                                                                      ***
           3430 TOTAL                                                                                           ***
1247       3445       sw      101657     icw-mtxx sftw                                                          ***
1247       3445       sw      111152     fiche replacement enhancements         to bl/pack & Mist               ***
1247       3445       sw      114218     scanner-vedfier magnetic ink                                           ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                             Attachment D to Exhibit 11
                                  Software Credit
                              (Remaining Amortization)

                                                                                                                5/31/96
Page         Org         Flag    Asset ID   Description                         Serial                            Value
-----------------------------------------------------------------------------------------------------------------------
1247         3445        sw      114616     sales tax re a#114218                                               ***
1247 TOTAL                                                                                                      ***
             3445 TOTAL                                                                                         ***
Grand Total                                                                                                     ***









*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                              ATTACHMENT E TO EXHIBIT 11
                                   Asset Transfer
                                  (Net Book Value)
                                      hardware




                                                                                                                5/31/96
Page       Org        Flag    Asset ID   Description                            Serial                              NBV
------------------------------------------------------------------------------------------------------------------------
690        3420               116198  reloc. mgmt. Services                                                     ***
690        3420               202048  nec monitor lens xv1 7"                                                   ***
690 Total                                                                                                       ***
697        3420       *       96061  ibm cache disk - 3                         2812al 8255,2803di 825          ***
697        3420               98024  tape backup, mountain 150mb                                                ***
697        3420               98232  adapter, 16 port coax extend                                               ***
697        3420               98840  disk drive controller                      28498                           ***
697        3420               98859  terminal, operator console                 A6841                           ***
697        3420               98863  cptr equip-3274 cntd unit tel              F5818                           ***
697        3420               98864  controller master telecorn 3725            2172                            ***
697        3420               99180  multi cassette unit                                                        ***
697        3420               99181  printer, 12ppm laser                       6095496                         ***
697        3420               99180  multi cassette Unit (sales tax)                                            ***
697        3420               99181  printer, 12ppm Laser (sales tax)           6095496                         ***
697        3420               99552  3084Q ref a#099553                         187,358,313,983,140             ***
697        3420               99553  3084Q w/pif,3089,3800-3 cntrl              56409,a0896,m8980,n7            ***
697        3420               99949  liebert chiller M 25 kva invr              chilld water strg tn            ***
697        3420               100544 dir access storage device qty 4            r8008,9262,u7413                ***
697        3420               100960 disk controller ibm 4 path-32m             36401                           ***
697        3420               101167 direct acess storage & conver              05850618,v4773,                 ***
697        3420               101301 s/370 channel snatnon-sna                  d052,r4839                      ***
697        3420               101704 modem,5853 ooe:                            c2797                           ***
697        3420               101719 printer ibm laser                          2069                            ***
697        3420               102333 infopac/rds/jc/pc sitelicense                                              ***
697        3420               102335 disk drives-3380bk4 w/m3contro                                             ***
697        3420               102333 infopac/rdsrjc/pc sitelicense (sales tax)                                  ***
697        3420               102831 3880 disk controller ibm , 3                                               ***
697        3420               102832 3990 disk controller                       31654                           ***
697        3420               102833 3380 dir access disk drive, 14                                             ***
697        3420               102834 6690dasd disk storage units, 6                                             ***
697        3420               102835 ibm 1512 add'l channel f/taped                                             ***
697        3420               102836 ibm tape controller-2reel                  26057                           ***
697        3420               102837 ibm tape drive 8reel, 2                    m3924,m1776                     ***
697        3420               102838 ibm mb channel attachment, 2                                               ***
697        3420               102839 ibm idrc feature                                                           ***
697        3420               102840 cartridge tape drive autoload3             65273,54412,52930               ***
697        3420               103104 hp laserjet3 printer -                     3207a77598                      ***
697        3420               103155 ibm 3172 interconnect controll             3223                            ***
697        3420               103458 3084-qc8 upgrade from q64                                                  ***
697        3420               103659 modem-microcom qx4232bis, 6                                                ***
697        3420               104619 ibm 3390 disk control ler/driv5            14046,70436,32036,              ***
697        3420               105001 distrib mgmt sub system                                                    ***
697        3420               105304 3420-008 mag tape unit, 2                  87686,87976                     ***
697        3420               105311 4245-012 printer                                                           ***
697        3420               105001 distrib mgmt sub system                                                    ***
697        3420               105546 ibm thinkpad 700c486sIc complt             97h1wc9                         ***
697        3420               105552 modernicroporte 4232bis                                                    ***
697        3420               105556 disk drive-3380-bkr, 2                                                     ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                              ATTACHMENT E TO EXHIBIT 11
                                   Asset Transfer
                                  (Net Book Value)
                                      hardware


                                                                                                                5/31/96
Page       Org        Flag    Asset ID   Description                            Serial                              NSV
------------------------------------------------------------------------------------------------------------------------
697        3420               105557 monitor-nec multisync 4dscolor             241L32803A                      ***
697        3420               105578 3990-603 disk controller                   15145                           ***
697        3420               105579 rack-5wide, 8high,1600cap, 3                                               ***
697        3420               105580 20high density packs                       3490-22                         ***
697        3420               105581 rack-5w8h 800cap                                                           ***
697        3420               104619 ibm 3390 disk controller/driv5             14046,70436,32036               ***
697        3420               106018 ibm ps/2 76 486sx: complete                2323A2                          ***
697        3420               106057 1-3390/a28:2-3390/b2c;l -3990/2            11304/31591, 31683/             ***
697        3420               106063 monitor ibm 6319 color                     1231065                         ***
697        3420               106331 thinkpad expansion unit ibm                97BF234                         ***
697        3420               106358 3725-1561 channel adapter                                                  ***
697        3420               106359 modemicroporte.4232bis                                                     ***
697        3420               106380 1-9309:4-3480 tape cntrVdrive              40770,17376,61789               ***
697        3420               106657 (2)3480-a22:(7)348Ob22 tape                                                ***
697        3420               106685 rack-3480cartridge w/slider,7              (3)3492-80;(4)3491-4            ***
697        3420               106937 ibm 3745-210 commun frontend               processor                       ***
697        3420               106946 cable assembly                                                             ***
697        3420               107088 modem-microcom qx4232bis, 6                                                ***
697        3420               107139 printer-ibm 4028nsi laser                  6934                            ***
697        3420               107176 3380/ak4 direct access storage                                             ***
697        3420               107373 ibm pp/2 76 486sx/33 1048mbhd              23FX364                         ***
697        3420               107409 disk drive:1)3390/a2:2)b2c                 12408,33423,32686               ***
697        3420               107414 monitor -ibm 9515 14"                      23R1646                         ***
697        3420               108081 diskdrive-3380/bk4-u0320,u7337                                             ***
697        3420               108121 controller-2 disk drives                                                   ***
697        3420               108125 cable -1 50'excon                                                          ***
697        3420               109399 ibm 3390dasd                               A2634,A2238,B4065               ***
697        3420               109422 3081 -k32 w/3082-024 processor             20715                           ***
697        3420               109423 3990-006 lic storage control               90645                           ***
697        3420               109424 ibm laser printer 3816-01d                 71744                           ***
697        3420               110484 ibm ps/2 76ua 486sx/33 208mbhd                                             ***
697        3420               110485 monitor-nec 3fge color 15"                                                 ***
697        3420               110550 3390 dasd -ibm disk drive                  43521                           ***
697        3420               111081 5455456 bus&tag                                                            ***
697        3420               112080 controllers 3803-2 w/bus&tag               11285,12404                     ***
697        3420               112429 3480 cartridge rack -extreme                                               ***
697        3420               112430 3480 cartridge rack slider                                                 ***
697        3420               112431 pacs-extreme auto 11                                                       ***
697        3420               112460 3380 direct access storage dev             5663                            ***
697        3420               114443 ibm 3390-b2c dasd                          b5532                           ***
697        3420               114444 ibm 3390-b3c dasd                          37178                           ***
697        3420               114705 3380 dasd bk4 w2851                        w2851                           ***
697        3420               115134 3390 direct access storage dev             a28-0011162                     ***
697        3420               115135 3390 direct access storage dev             a28-0011183                     ***
697        3420               115136 3390 direct access storage dev             a28-0011369                     ***
697        3420               115137 3390 direct access storage dev             a28-001171 0                    ***
697        3420               115138 3390 direct access storage dev             a28-0011731                     ***
697        3420               115139 3390 direct access storage dev             b2c-0039642                     ***



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                             ATTACHMENT E TO EXHIBIT 11
                                   Asset Transfer
                                  (Net Book Value)
                                      hardware


                                                                                                                5/31/96
Page       Org        Flag    Asset ID   Description                            Serial                              NSV
------------------------------------------------------------------------------------------------------------------------
697        3420               115140 3390 direct access storage dev             b2c-0039716                     ***
697        3420               115141 3390 direct access storage dev             b2c-0040304                     ***
697        3420               115142 3390 direct access storage dev             b2c-0040508                     ***
697        3420               115143 3390 direct access storage dev             b2c-0040620                     ***
697        3420               115144 3390 direct access storage dev             b2c-0040762                     ***
697        3420               115145 3390 direct access storage dev             b2c-0040810                     ***
697        3420               115146 3390 direct access storage dev             b2c-0040838                     ***
697        3420               115147 3390 direct access storage dev             b2c-0040934                     ***
697        3420               115148 3390 direct access storage dev             b2c-0040978                     ***
697        3420               115149 3990 storage control 4path32mb             g03-0033096                     ***
697        3420               115150 3990 storage control 4path32mb             g03-00333,16.                   ***
697 TOTAL                                                                                                       ***
Add   3420                    203010a nbc cu cards                                                              ***
ADD TOTAL                                                                                                       ***
           3420 TOTAL                                                                                           ***
405        3425               115648 ccs customization services                                                 ***
405        3425               124144 misc equip scsi adapters                                                   ***
405        3425               124145 docking station                                                            ***
405        3425               124580 125007uip                                                                  ***
405        3425               124581 computer equip                                                             ***
405        3425               124582 misc equip                                                                 ***
405        3425               124584 computer equip                                                             ***
405 TOTAL                                                                                                       ***
699        3425               116120 ibm data propagator/pc                                                     ***
699        3425               116246 rs/6000 confi                                                              ***
699        3425               124143 risc 6000                                                                  ***
699        3425               124552 risc 6000                                                                  ***
699        3425               124552a ris/6000 part of 124552                                                   ***
699        3425               124553 platform base                                                              ***
699        3425               124554 risc system 6000                                                           ***
699        3425               124120 pc/keyboard/monitor                        23P2238                         ***
699        3425               125004 4.5gb scsi f/w disk                                                        ***
699        3425               125003 8mm tape drive                                                             ***
699        3425               125021 ibm pc                                                                     ***
699        3425               125022 ibm token ring                             92G7682230X6H4                  ***
699        3425               125033 scsi 2 fast-wide                                                           ***
699        3425               125023 ibm pc                                                                     ***
699        3425               125026                                                                            ***
699        3425               125027 upgrade                                                                    ***
699        3425               124578 misc equip                                                                 ***
699        3425               124579 computer equip                                                             ***
699        3425               124583 computer equip                                                             ***
699        3425               124585 pc ibm monitors                                                            ***
699        3425               125035 risc sys 6000                              ibm                             ***
699        3425       *       125099 external disk array 4.5gb                  21864                           ***
699        3425       *       125093 37" multiscan monitor                      4031035881406103862             ***
699        3425               127056 pc/keyboard/ringnode                       23HTADF                         ***
699        3425               202096 storage module Ian                                                         ***



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                             ATTACHMENT E TO EXHIBIT 11
                                   Asset Transfer
                                  (Net Book Value)
                                      hardware


                                                                                                                5/31/96
Page       Org        Flag    Asset ID   Description                            Serial                              NSV
------------------------------------------------------------------------------------------------------------------------
699 Total                                                                                                       ***
705        3425               102091 ibm rs6000 token ring board                                                ***
705        3425               106901 2.4gb disk drives-seagate ext2                                             ***
705        3425               108571 modem-14.4 data/fax 9600                                                   ***
705        3425               109005 ibm rs/6000 m590                           41252                           ***
705        3425               109007 ncd mcxI 7 xterminal w/tr                                                  ***
705        3425               109041 56s9-20dcm3                                                                ***
705        3425               110639 nec ulversa 75ec 486dx4/75 340             44006514                        ***
705        3425               110640 nec dock station -ulversa                  43011251 C                      ***
705        3425               110641 monitor-nec 3v 15"                         4131321 NA                      ***
705        3425               110980 ncd xterminal 15r 5mb xremote                                              ***
705        3425               111139 56s9-20dcm3                                                                ***
705        3425               111844 ibm rs6000 590                             43731                           ***
705        3425               112533 2gb harddrive- 5676-20dcm3                                                 ***
705        3425               112534 56s9-20dcm3 harddrive                                                      ***
705        3425               112535 58sk-20dcm3 harddrive                                                      ***
705        3425               112879 ibm t.ring adp mes to vhc 59               73731                           ***
705        3425               112881 addI t.r. adp mes f/uhc22                                                  ***
705        3425               112996 harddrive-71 sw-206pp3                                                     ***
705        3425               113643 ibm m590,002,317                                                           ***
705        3425               113675 monitor-nec Sfge 17"                       4700104DA                       ***
705        3425               113676 ibm enhanced keyboard                                                      ***
705        3425               113677 mouse v2.0 serial -ibmps2                                                  ***
705        3425               113713 desl 34 mb memory array                                                    ***
705        3425               113713 scsi-2 fast&wide dualport                                                  ***
705        3425               113714 rackmount chassis                                                          ***
705        3425               113642 ibm m590 t7013;mOO2 t0463                  4OTMT, 4QTMV                    ***
705        3425               114148 disk drive                                                                 ***
705        3425               114160 nec 486dx/50 340 mbi 44mb                  4XO14431                        ***
705        3425               114161 docking station 11 for ultalit             49014801                        ***
705        3425               114162 multisync 5fge .28mm 17in flat             4700104DA                       ***
705        3425               114203 ibm rs6000 w/enhancements                                                  ***
705        3425               114204 rs6000 barracuda drive                                                     ***
705        3425               114481 722*ba-20dcm3 drive                                                        ***
705        3425               114743 20hm dsply.tknmg pskybd                                                    ***
705        3425               114744 17hm dsply, pep, kybrd terminal                                            ***
705        3425               114745 17lc dsply,tt,kybd terminal                                                ***
705        3425               114746 lc1 base sys, tt, kybd terminal                                            ***
705        3425               114752 raid-7 cptr w/proc array hd's                                              ***
705        3425               115133 scsi-2 f ast/wide adpt/a 2415                                              ***
705        3425               115180 xterminal-20hm,tr,kyb                                                      ***
705        3425               115186 r3 rack encl 18*3 1/4"drive                                                ***
705        3425               115187 486dx/66 processor embed cpu                                               ***
705        3425               115188 array computer 64mb cache                                                  ***
705        3425               115189 dualhost controllers 20mb/sec                                              ***
705        3425               115190 sl triple scsi dev adapt 5mb/s                                             ***
705        3425               115191 raid 7 embeded os sngl unit                                                ***
705        3425               115192 raid 7 set-up &config                                                      ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                             ATTACHMENT E TO EXHIBIT 11
                                   Asset Transfer
                                  (Net Book Value)
                                      hardware


                                                                                                                5/31/96
Page       Org        Flag    Asset ID   Description                            Serial                              NSV
------------------------------------------------------------------------------------------------------------------------
705        3425               115193 raid 7 realtime system perf                                                ***
705        3425               115194 seagate cuda 4.1 gb diskdrive                                              ***
705        3425               115392 sales tax re A#1 14481                                                     ***
705        3425               115439 monitor-nec xp2l color                     5510967CB                       ***
705        3425               115508 scsi-2 f ast/wide apadt/a                                                  ***
705        3425               115509 64mb hd3 memory card                                                       ***
705        3425               115553 terminal-1 5r xstrt tr mem                                                 ***
705  TOTAL                                                                                                      ***
977        3425               111450 terminal -wyse 30+amber 14" w/k                                            ***
977        3425               111451 american power conversion                  smart ups 2000                  ***
977        3425               111452 powerchute t1unix-xenix ap9OO4                                             ***
977        3425               111453 ibm rs/6000 m590                           43186                           ***
977  TOTAL                                                                                                      ***
1240       3425               201135 misc telephone equip                                                       ***
1240 TOTAL                                                                                                      ***
Add        3425               204037 ibm 4.5 gb drive                                                           ***
Add        3425               204038 rs6000 cust server aix                                                     ***
Add        3425               204060 scsi adapter cards                                                         ***
           3425                                                                 bambarn                         ***
           3425                      ibm rs/6000 7011-250-aix 3.2.5             2624034/bandit                  ***
           3425                      ibm rs/6000 7013-59h-aix 3.2.5             2648757/bhdatal                 ***
           3425                      ibm rs/6000 7013-59h-aix 3.2.5             bhdata2                         ***
           3425                                                                 bhdata3                         ***
           3425                      ibm rs/6000 7013-580-aix: 3.2.5            2639063/bhfuncl                 ***
           3425                      ibm rs/6000 7013-590-aix 3.2.5             2646076/bisl                    ***
           3425                      ibm rs/6000 7013-590-aix 3.2.5             2641001/calvin                  ***
           3425                                                                 cpw/ina                         ***
           3425                      ibm rs/6000 7013-59h-aix 3.2.5             2649881/fillet                  ***
           3425                      rs/6000 aix 3.2.5                          26075321gar                     ***
           3425                      ibm rs/6000 7013-590-aix 3.2.5             2643197/hobbes                  ***
           3425                      ibm rs/6000 7013-59h-aix 3.2.5.1           2646969/kazoo                   ***
           3425                      unisys; u6000 svr4                         474171439/kestrel               ***
           3425                      ibm rs/6000 701M9h-aix 3.2.5               26500200/orion                  ***
           3425                      unisys u6000 svr4                          ?/osprey                        ***
           3425                      ibm rs/6000 7013-j30-aix 4.1.4             2650254/pegasus                 ***
           3425                      ibm rs/6000 7013-550-aix 3.2.5             2621567/piranha                 ***
           3425                      ibm rs/6000 7013-590-aix 3.2.5             2650490/polaris                 ***
           3425                      ibm rs/6000 7013-59h-aix 3.2.5             2648393/prism                   ***
           3425                                                                 qstar                           ***
           3425                      ibm rs/6000 7013-580-aix: 3.2.5            2639286/rohcs                   ***
           3425                      ibm rs/6000 7011-250-aix 3.2.5             2624035/smokey                  ***
           3425                      ibm rs/6000 7013-59h-aix 3.2.5             2649667/susie                   ***
           3425                      ibm rs/6000 7013-59h-aix 3.2.5             2648268/tokay                   ***
           3425                      ibm rs/6000 7013-590-aix 3.2.5             2640842/tomcat                  ***
           3425                      ibm rs/6000 7013-590-aix 3.2.5             2640841 /topgun                 ***
           3425                      ibm rs/6000 7013-59h-aix 3.2.5             2648392/uhcip6a5                ***
           3425                      ibm rs/6000 7013-590-aix: 3.2.5            2641252/viper                   ***
           3425                      ibm rs/6000 7013-590-aix 3.2.5             2643731/zuhl                    ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                             ATTACHMENT E TO EXHIBIT 11
                                   Asset Transfer
                                  (Net Book Value)
                                      hardware



                                                                                                                5/31/96
Page       Org        Flag    Asset ID  Description                             Serial                              NSV
------------------------------------------------------------------------------------------------------------------------
           3425               Net Book Value Adjustment                                                         ***
Add Total                                                                                                       ***
           3425 Total                                                                                           ***
407        3430       *       93532 cmi office equipment                                                        ***
407        3430       *       93533 cmi computer equipment                                                      ***
407        3430       *       93572 cmi equipment                                                               ***
407        3430       *       93615 cmi computer/office equipment                                               ***
407        3430       *       93629 cmi computer/office equipment                                               ***
407        3430       *       93633 cmi computer/office equipment                                               ***
407        3430       *       94180 printer sperry m3l                          713581                          ***
407        3430       *       94181 printer sperry m3l                          713599                          ***
407        3430       *       94183 printer sperry laser m37 #1696              1696                            ***
407        3430       *       94186 printer sperry m115 #126358                 126358                          ***
407        3430       *       94192 printer sperry m11 5 #126209                126209                          ***
407        3430       *       96501 cmi computer/office equip                                                   ***
407        3430               96610 reader printer 5000 #4481                   4481                            ***
407        3430               96721 console recorder w/printer                                                  ***
407        3430               97015 reader printer                              9160471                         ***
407        3430               97016 reader prt w/controller                                                     ***
407        3430               97084 reader printer                                                              ***
407        3430               97227 uarco burster, deleaver                                                     ***
407        3430               97342 dcu data cntl unit, line card                                               ***
407        3430               97586 drive, cipher 9-track & card                                                ***
407        3430               97687 dcu data cntl unit, line card                                               ***
407        3430               97718 processor, burroughs;                                                       ***
407        3430               97869 reader 32x, motorized alos                  380941005-000                   ***
407        3430               98153 printer, 15ppm laser w/1.5mb                380941005-000                   ***
407        3430               98153 printer, 15ppm laser w/1.5mb                                                ***
407 Total                                                                                                       ***
705        3430               107175 xterminal-19"color w/tring, 2              415370-191-37                   ***
705        3430               119090 transportation unisys                                                      ***
705        3430               124176 transportation trfr fromm #100                                             ***
705        3430               11 8089b unisys drive from cc#1 00                                                ***
705        3430               201039 laser printer                                                              ***
705 Total                                                                                                       ***
706        3430               202013 pc nec versa                               S5YO112378                      ***
106        3430               202013A nec pc versa, memo-ry,ringnode            S5YO12378                       ***
706        3430               202030 docking station,coloer monitor             S5YO3168RA                      ***
706        Total                                                                                                ***
719        3430               93456 cable burr. proc&cont qty 8                                                 ***
719        3430               93604 cmi computer equipment                                                      ***
719        3430               93619 cmi computer/office equipment                                               ***
719        3430               93620 cmi computer equipment                                                      ***
719        3430       *       93908 network sys ethernet cards(20                                               ***
719        3430       *       4193 cards exchg 4x 16 gcr/pe qty 5                                               ***
719        3430       *       94242 power syst 75kva modular used                                               ***
719        3430       *       94700 drive mag tape unisys qty (2)               300813359,300801172             ***
719        3430       *       95219 use tax for asset 94193                                                     ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                             ATTACHMENT E TO EXHIBIT 11
                                   Asset Transfer
                                  (Net Book Value)
                                      hardware

                                                                                                                5/31/96
Page       Org        Flag    Asset ID  Description                             Serial                              NSV
------------------------------------------------------------------------------------------------------------------------
719        3430       *       95246 keybrd maxiswitch me101                     14258                           ***
719        3430       *       95587 tape drive emerald nov 80                                                   ***
719        3430       *       95592 tape drive qualstar subsystem               711164                          ***
719        3430               95895 sales-use tax 1986 ref A#93957                                              ***
719        3430       *       96064 univ uniline/odt - qty 3                                                    ***
719        3430       *       96350 7100 75kva & 7200c 75kva                                                    ***
719        3430       *       96469 excelerator block version                                                   ***
719        3430       *       96478 tape cleaner/evaluator                                                      ***
719        3430               96540 sales tax ref asset 96469                                                   ***
719        3430               96543 sales tax ref asset 96064                                                   ***
719        3430               96553 cpu equip unisys settle/agree                                               ***
719        3430               96589 cpu unisys pwo.500/12                       4611,68727                      ***
719        3430               96590 cpu-unisys 408090 & 991                     408990 & 991                    ***
719        3430               96591 remote printer "                            1004563059-001                  ***
719        3430               96593 pit laser 15 ppm w/1.5mb                    349033894,349919423             ***
719        3430               96611 tape drive unit 1052-812029                 812079                          ***
719        3430               96680 unisys upgrade nec: 88 qty 9                100-428068, 3731305.            ***
719        3430               96682 color printer                               651005290-000                   ***
719        3430               97087 cables, disk & tape drives                                                  ***
719        3430               97224 6391 hssi printer + cable                                                   ***
719        3430               97578 upgrade/retum w/4.01 cdr sftvv              1641                            ***
719        3430               98589 data link processor w1laser pr              comp prt mgt facil              ***
719        3430               97913 printer,6391 hssi w/cables                                                  ***
719        3430               98017 printer, 15pprn laser w/1.5mb               349059998                       ***
719        3430               98020 monitor-harris 14" mt cir dspl              6081753w1kyb6018525             ***
719        3430               98021 monftor-harris 14" mt cir dspl              6042903 wkyb6029529             ***
719        3430               98137 cptr. pw2 500/12 deluxe system              605490-000                      ***
719        3430               98165 monitor it mono display green               147325-000                      ***
719        3430               98170 cable for ibm 4245-12 printer                                               ***
719        3430               98171 cable for electric printer connection                                       ***
719        3430               98321 cables, fa5460185 buss/tag ibm              for tape & cartrdg              ***
719        3430               98321 cables, fa5460185 buss/tag ibm              for tape & cartrdg              ***
719        3430               99082 printer-unisys b924B-25h hssi               375504982-000                   ***
719        3430               99233 batteries for exide ups system              proj#90114                      ***
719        3430               99571 check verification machine                  n/a tax added 5/91              ***
719        3430               99648 coupler-ps2td micro chni board              n/a umcusetacO591               ***
719        3430               99679 batteries for 6100 ups unit                 inv#du141686-01                 ***
719        3430               99571 check verification machine                  n/a tax added 5/91              ***
719        3430               99739 ivr system, complete 4-line                 job#7076inv#403097              ***
719        3430               99891 freight for A#099679 1#404583                                               ***
719        3430               99892 processor, data link (install)                                              ***
719        3430               99893 processor, data link (to xerox              printer interface               ***
719        3430               99929 cable, printer interface                    sales tax added 7/91            ***
719        3430               99648 coupler-ps2td micro chnl board              n/a umcusetac0591               ***
719        3430               100030 terminals-ibm 3290-220 qty 2               Z4314,D3877                     ***
719        3430               99893 processor, data link (to xerox              printer interface               ***
719        3430               99929 cable, printer interface                    sales tax added 7/91            ***
719        3430               100240 memory storage,24mb, a17 qty 2             1011414756-001                  ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                                                  ATTACHMENT E TO EXHIBIT 11
                                   Asset Transfer
                                  (Net Book Value)
                                      hardware


                                                                                                                5/31/96
Page       Org        Flag    Asset ID  Description                             Serial                              NSV
------------------------------------------------------------------------------------------------------------------------
719        3430               101108 cd-rom drive-ibm rs-6000 int                                               ***
719        3430               101109 disk drive poa7ir,800 ma scsi                                              ***
719        3430               101131 memory-ibm model 5031-61 2mb,5                                             ***
719        3430               101137 modem-multi tech 9600b xt/at/m                                             ***
719        3430               101155 printer-hp 1jet III 8ppm, p&s              3126A93096                      ***
719        3430               101164 terminal, amber 3151-610 f/rs-6            88FL2H3                         ***
719        3430               101168 tape drive-ibm rs-6000 150mb               28543                           ***
719        3430               101196 monitor-ibm 19" monochrome, 5              230OC2717,12,21,16,             ***
719        3430               101204 tape backup unit-ibm rs-6000                                               ***
719        3430               101205 powerstation/power server-ibm-             2621567                         ***
719        3430               101245 interposer-ibm rs-6000 pmtr/t                                              ***
719        3430               101265 adapter-rs-6000 ehtemet Ian                n/a 1136-2980                   ***
719        3430               101274 token ring adaOtors 4 or 16, 5                                             ***
719        3430               101290 basic otc-ibm rs-16000 aix xsta                                            ***
719        3430               101292 aix station mgr wrkstn map,5                                               ***
719        3430               101294 basic otc 1-2,ibm rs-6000 f/f5                                             ***
719        3430               101297 basic otc-ibm rs-6000 aix cobo                                             ***
719        3430               101298 basic otc 3.32-ibm rs-6000 aix:                                            ***
719        3430               101300 autoloader,f/unisys cartridg,2             1011780323-001,1066-            ***
719        3430               101305 cable, printer. ibm rs-6000                                                ***
719        3430               101306 cable. async,rs-6000,rs232, 2                                              ***
719        3430               101531 processor,data link. isc7OO                                                ***
719        3430               101531 processor,data link. 1sc7OO                                                ***
719        3430               102825 ap9230-mex mem opt exp, brd                cm2156404                       ***
719        3430               102841 0899-02 dual cartridge drive 2                                             ***
719        3430               102842 125ips2xmt tape subsystem                                                  ***
719        3430               103105 hp laserjet3si prinetr, 6                  32111IJ02702,J14011             ***
719        3430               103141 channel switch, 3-a bea;;2*2,2                                             ***
719        3430               103445 data link processor-jaguar                                                 ***
719        3430               103651 a17 mem-24mb memory board                                                  ***
719        3430               103445 data link processor-jaguar                                                 ***
719        3430               104301 tape drive;tape controller                                                 ***
719        3430               104618 a19 dual processor-mainframe,8                                             ***
719        3430               104621 unisys disk drives m9613-01,11                                             ***
719        3430               104622 m961 3-01 disk drives,unisys, 18                                           ***
719        3430               104997 hp laserjet3 si printer                    3211JI8903                      ***
719        3430               105002 freight,tax,a19 mainframe                                                  ***
719        3430               105300 adptr,ctrl-scsi external dIp, 3            disk-cd rom                     ***
719        3430               105302 unix 6000/65f wtworkstation,2                                              ***
719        3430               105303 zitel casd/rawdisk complete,2                                              ***
719        3430               105413 a-19 mainframe                                                             ***
719        3430               105566 token ring-jetdirect f/hp1j                                                ***
719        3430               105792 4213 laser printer-xerox                   56V-000410                      ***
719        3430               105815 controller-unsys x604-icp                  1016928838-000                  ***
719        3430               105817 bar code reader/scanner w/sftw                                             ***
719        3430               106014 ibm ps/2 70 386 complete                   23XCTL2                         ***
719        3430               106378 disk:mass mod diff8 1gb                                                    ***
719        3430               106652 printer xerox 9790 laser syste                                             ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                             ATTACHMENT E TO EXHIBIT 11
                                   Asset Transfer
                                  (Net Book Value)
                                      hardware

                                                                                                                5/31/96
Page       Org        Flag    Asset ID  Description                             Serial                              NSV
------------------------------------------------------------------------------------------------------------------------
719        3430               106686 rack-3480cartridge w/sliders               (3)3492-80:(4)3491-4            ***
719        3430               106914 microcom ax/chassis                        G31800212                       ***
719        3430               106915 modem - microcom qx4232bis, 2                                              ***
719        3430               106918 al7f cpu                                                                   ***
719        3430               106944 shipping ratesa f/a19 cpu's                                                ***
719        3430               107130 scsi adapter w/cable f/rs6m970                                             ***
719        3430               107145 monitor-ibm 9515 color 14"                 23M4000                         ***
719        3430               107155 token ring-madge 16/at                                                     ***
719        3430               107168 printer- xerox 4213-56v                                                    ***
719        3430               107170 data link processor-isc 700                3043                            ***
719        3430               107172 spectra physics 400 laserscanr                                             ***
719        3430               107173 percon pt2000 terminal, 5                                                  ***
719        3430               107177 wand-f/percon pt2000, med dens4                                            ***
719        3430               107181 channel switch-2-12 baell 3a                                               ***
719        3430               105302 unix 6000/65f w/workstation.2                                              ***
719        3430               107377 ibm ps/2 77 486sx/33 200mbhd               2323AFF11                       ***
719        3430               107383 nec ul versa 486sl/25 w/option             3600829in                       ***
719        3430               107388 dock station-nec ul versa                  37015291B                       ***
719        3430               107411 monitor -ibm 9515 14"color                 23X0897                         ***
719        3430               107168 printer- xerox 4213-56v                                                    ***
719        3430               107170 data link processor-isc 700                3043                            ***
719        3430               107181 channel switch-2*2 beall 3a                                                ***
719        3430               107599 al7n cpu mainframe w/peripherals                                           ***
719        3430               107725 a-17 memory 24mb                                                           ***
719        3430               107729 monitor-nec 3fge 15"                       39CO0540B                       ***
719        3430               108050 ibm pp/2 76 486sx/33 208mbhd               231bmx8,myl                     ***
719        3430               108099 monitor-nec 3fge                           3x3071 1 ma,22ma                ***
719        3430               108123 percon pocket reader 128k                                                  ***
719        3430               108384 disk ipi 5.7gb 2*4                         332930049,56                    ***
719        3430               108385 disk: m9730 1.42gb                                                         ***
719        3430               108386 memory: al 9 board w/48mb                                                  ***
719        3430               109008 printer-hp laserjet4                       ustcl 20577                     ***
719        3430               109015 compaq deskpro xe 466 w/optns              6353HGY50157                    ***
719        3430               109016 monitor-compaq 171 fs color                34442601A874                    ***
719        3430               109040 i/f distribution modulea995-92                                             ***
719        3430               109081 ibm pp/2 76 486sx/33                       231brd8,lcbg7,lcdd6             ***
719        3430               109082 monitor-nec 3fge 15"                       3Z58530,555,587ma               ***
719        3430               108040 i/f distribution modulea995-92                                             ***
719        3430               110566 monitor-nec 3fge 15"                       S4336529NB,6565NB               ***
719        3430               110567 ibm pp/2 76 486sx/33 208mbhd               23LBYN5                         ***
719        3430               110568 ibm pp/2 76 486sx/33 104mbhd               23FCVPV                         ***
719        3430               110646 cable 40' scsi i/o                                                         ***
719        3430               110647 desk:dev cage 1545 mb sp                                                   ***
719        3430               110648 disk:pkg sp 2x1 545 basic                                                  ***
719        3430               110649 controller:scsi ext dlp                                                    ***
719        3430               111145 a9l 00-sll scsi-1 disk driver                                              ***
719        3430               111502 unisys lease #3-cp,tapedrives,             terminals:caplease              ***
719        3430               111960 ibm pp/2 77 486dx2/33 8mb                                                  ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                             ATTACHMENT E TO EXHIBIT 11
                                   Asset Transfer
                                  (Net Book Value)
                                      hardware

                                                                                                                5/31/96
Page       Org        Flag    Asset ID  Description                             Serial                              NSV
------------------------------------------------------------------------------------------------------------------------
719        3430               111961 monitor- nec 6fgp 21 "                                                     ***
719        3430               111972 monitor-nec 3fge 15"                       45DO4754B                       ***
719        3430               112001 docking station -nec ulversa.              46002021D                       ***
719        3430               112027 tape drive w/cabinet, storage              auto loader                     ***
719        3430               112028 controller-icpl-=al2-17                                                    ***
719        3430               111971 nec ulversa 50ec 486dx2/50                 42009755                        ***
719        3430               112510 modem-microcom 2x4232bis                                                   ***
719        3430               113367 mu-91 s 4 meg fu lipop 39bit mem                                           ***
719        3430               113368 casd -3.5", 2.2gb 54OOrpm                                                  ***
719        3430               113715 60' scsi cable i/o                                                         ***
719        3430               113716 1u power dist unit                                                         ***
719        3430               113717 usd2l 00-s28 disk:3ucage 1545mb                                            ***
719        3430               113718 cabinet:uity stbfage 36                                                    ***
719        3430               113719 usr3142-s22 disk*pkg sp 2xI 545                                            ***
719        3430               113720 ctrl:scsiu ext dip                                                         ***
719        3430               113721 ctd:scsi dual initiator                                                    ***
719        3430               113776 unisys a17 24mb memory board                                               ***
719        3430               114209 enhnc: upgrade kit                                                         ***
719        3430               114723 ibm pp/2 77 486dx2 270mb                   23ZPNHD,H,NMANTF                ***
719        3430               114724 monitor-nec 3v 15"                         4Y09818RP,22,11404RP            ***
719        3430               114727 nec ulversa v/50c 4816dx2/50               51010149                        ***
719        3430               114728 nec docking station f/ulversa              4ZO20991K                       ***
719        3430               114729 monitor-nec xel 7                          5253836NE                       ***
719        3430               115151 integra level 11 tapecleaner/              49005                           ***
719        3430               115153 monitor-nec 3v 15"                         4YO2496EP                       ***
719        3430               115198 a16-48b mem:48mb memory w/brd              1021708413                      ***
719        3430               115199 cable-80'scsi Vo                                                           ***
719        3430               115200 disk:pkg sp 7x3019basic                    461780660,702,728               ***
719        3430               115201 cntd:scsiextdlpx3lO-91                                                     ***
719        3430               115561 unisys proc upg to al 9-642                499848010                       ***
719 TOTAL                                                                                                       ***
Add        3430               201136 license upgrade                                                            ***
Add        3430               203707 raid 7200 syst                                                             ***
ADD TOTAL                                                                                                       ***
           3430 TOTAL                                                                                           ***
719        3445               127042 pc750 16mb 540 sc                          23PA358                         ***
719        3445               201016 pc, monitor, keyboard                                                      ***
719 TOTAL                                                                                                       ***
           3445 TOTAL                                                                                           ***
GRAND TOTAL                                                                                                     ***



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                              ATTACHMENT F TO EXHIBIT 11
                                                                      EXHIBIT 34
                      HARDWARE/SOFTWARE LICENSE SUPPORT CHARGES


ORG        CATEGORY    PRODUCT     VENDOR              DESCRIPTION
---        --------    --------    -------             -----------
3420 Hrdwr MA         Hardware     IBM                 ESY9000 System
3420 Hrdwr MA         Hardware     HP                  HP Unix
3420 Hrdwr MA         Hardware     IBM                 EW9000 System
     HRDWR MA TOTAL
3420 Sftwr MA         Software     BMC Software
3420 Sftwr MA         Software     Cache Valley        TAPEMNGL Tape Utility
3420 Sftwr MA         Software     Chicago Soft        MVS/Ouick-Rel
3420 Sftwr MA         Software     Computer Assoc      ONE MVS
3420 Sftwr MA         Software     Compuware           ABEND-AID/XLS
3420 Sftwr MA         Software     Compuwdre           CICS ABEND-AID/MVS
3420 SIIwr MA         Software     Compuware           FILE-AID
3420 Sftwr MA         Software     Compuware           ABEND-AID for DB2
3420 Sftwr MA         Software     Compuware           CICS ABEND-AID
3420 Sftwr MA         Software     Compuware           FILE-AID/MVS
3420 Sftwr MA         Software     Compuware           XPEDITER/CICS
3420 Sttwr MA         Software     Compuware           XPEDITERITSO
3420 Sftwr MA         Software     Landmark            The Monitor for EICS/ESA
3420 Sftwr MA         Software     Landmark            The Monitor for MVS
3420 Sftwr MA         Software     Landmark            The Monitor for DBS
3420 Sftwr MA         Software     Landmark            The Monitor for GICS/MVS
3420 Sftwr MA         Software     Landmark            The Monitor for VTAM
3420 Sftwr MA         Software     Landmark            Navigraph Data Interface for CICS/MVS
3420 Sfiwr MA         Software     Landmark            Navlgraph Data Inerface MVS
3420 Sftwr MA         Software     Landmark            Navigraph Data Interface DB2
3420 Sftwr MA         Software     Landmark            Navigraph Data Interface VTAM
3420 Sftwr MA         Software     Legent Corp         Mufti-image Inlerity with EDIF
3420 Sftwr MA         Software     Mackinney Systems   LISTCAT PLUS
3420 Sftwr MA         Software     Merrill Consultants MXG Software
3420 Sftwr MA         Software     Mobius Mgmt Sys     INFOPAC-JCL & PC (Site License)
3420 Sftwr MA         Software     SAS Institute       RCS - Annual Fees
3420 Sftwr MA         Software     SAS Institute       Base SAS
3420 Sftwr MA         Software     SAS Institute       SAS/Connecl
3420 Sftwr MA         Software     SAS Institute       SAS/Access DB2
3420 Sftwr MA         Software     SAS Institute       SAS/FSP
3420 Sftwr MA         Software     SAS Institute       SAS/GRAPH
3420 Sftwr MA         Software     SAS Institute       SAS/AF
3420 Sftwr MA         Software     SAS Institute       SAVSHARE
3420 Sftwr MA         Software     SAS Institute       SAS/STAT
3420 Sftwr MA         Software     SAS Institute       SAS/CPE
3420 Sftwr MA         Software     SAS Institute       SAWASSIST
3420 Sftwr MA         Software     SAS Institute       SAS/CALC
3420 Sf1wr MA         Software     Sterling Commerce   Direct SNA MVS


               ANNUAL                ANNUAL
PERIOD         DATE        $$        IMPACT       COMMENT
------         ----        --        -------     ---------
Quarterly                     ***       ***
Annual                        ***       ***
Quarterly                     ***       ***
                                        ***
Annual         July           ***       ***
Annual         October        ***       ***
Annual         November       ***       ***       Agreement # 9211258
Annual         October        ***       ***       Product Code ONE 00200
Annual         February       ***       ***
Annual         February       ***       ***
Annual         February       ***       ***
Annual         February       ***       ***
Annual         February       ***       ***
Annual         February       ***       ***
Annual         February       ***       ***
Annual         February       ***       ***
Annual         August         ***       ***
Annual         August         ***       ***
Annual         August         ***       ***
Annual         August         ***       ***
Annual         August         ***       ***
Annual         August         ***       ***
Annual         August         ***       ***
Annual         August         ***       ***
Annual         August         ***       ***
Annual         April          ***       ***
Annual         May            ***       ***
Annual         Sept           ***       ***
Annual         March          ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         July           ***       ***
Annual         June           ***       ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                        HARDWARE/SOFTWARE LICENSE & SUPPORT CHARGES



ORG        CATEGORY    PRODUCT     VENDOR              DESCRIPTION
----       --------    -------     ------              ------------
3420 Sftwr MA         Software     Sys Data            Quickslarl
     SFTWR MA TOTAL
3420 Sftwr Lease      Software     IBM                 TCP/IP
3420 Sftwr Lease      Software     IBM                 MVS/ESA SP JES2
3420 Sftwr Lease      Software     IBM                 Dataprop Rel Capture/MVS V1
3420 Sftwr Lease      Software     IBM                 Netview Perf Monitor MVS
3420 Sftwr Lease      Software     IBM                 ACF/SSP
3420 Sftwr Lease      Software     IBM                 Netview Access
3420 Sftwr Lease      Software     IBM                 Service Level Reporter V3
3420 Sftwr Lease      Software     IBM                 ISPF/PDF V3 (MVS)
3420 Sftwr Lease      Software     IBM                 Sys Disp & Search Facil
3420 Sftwr Lease      Software     IBM                 VS Pascal Library
3420 Sftwr Lease      Software     IBM                 GDDM-PGF V2
3420 Sftwr Lease      Software     IBM                 OS P/IA V2 Library
3420 Sftwr Lease      Software     IBM                 Assembler H 2RI
3420 Sftwr Lease      Software     IBM                 IBM Database 2 MVS Ver 3
3420 Sftwr Lease      Software     IBM                 TSO/E V2
3420 Sftwr Lease      Software     IBM                 SMP/E for OS/VS2
3420 Sftwr Lease      Software     IBM                 RMF V.4
3420 Sftwr Lease      Software     IBM                 ISPF V3 for MVS
3420 Sftwr Lease      Software     IBM                 CICS/ESA V3
3420 Sftwr Lease      Software     IBM                 ACF/VTAM for MVS/ESA V3
3420 Sftwr Lease      Software     IBM                 NETVIEW V2 MVS/ESA
3420 Sftwr Lease      Software     IBM                 AOCA/MVS
3420 Sftwr Lease      Software     IBM                 X.25 NPSI V3
3420 Sftwr Lease      Software     IBM                 C/370 LIBRARY V2
3420 Sftwr Lease      Software     IBM                 PAGE PRINT FORMAT AID/370 V1
3420 Sftwr Lease      Software     IBM                 ACF/NCP VERSION 6
3420 Sftwr Lease      Software     IBM                 DFSMS/MVS VERSION 1
3420 Sftwr Lease      Software     IBM                 OPC/ESA V1
3420 Sftwr Lease      Software     IBM                 PSF/MVS
3420 Sftwr Lease      Software     IBM                 JES2 MVS/ESA V4.3
3420 Sftwr Lease      Software     IBM                 INFORMATION/MANAGEMENT V5
3420 Sftwr Lease      Software     IBM                 OCF/VTAM V4 MVS/ESA
3420 Sftwr Lease      Software     IBM                 IBM GDDM REXX/MVS V3
3420 Sftwr Lease      Software     IBM                 HIGH LEV ASSEM MVS, VM, VSE
3420 Sftwr Lease      Software     IBM                 QMF MFS V3
3420 Sftwr Lease      Software     IBM                 SALES TAX
3420 Sftwr Lease      Software     IBM                 OS/VS COBOL COMPLIER
3420 Sftwr Lease      Software     IBM                 RESOURCE ACCESS CONTROL FAC
     SFTWR LEASE TOTAL


               ANNUAL                   ANNUAL
PERIOD         DATE         $$          IMPACT    COMMENTS
------         -----        ---         ------    --------
Annual         Feb            ***       ***       Item 0 CIS M 80
                              ***       ***
Monthly                       ***       ***
Monlhly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***
Monthly                       ***       ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                          HARDWARE/SOFTWARE LICENSE & SUPPORT CHARGES



ORG        CATEGORY   PRODUCT      VENDOR                   DESCRIPTION
---        --------   --------     ------                   ------------
3425 Hrdwr MA         Hardware     IBM                      RS6000 (32 boxes @ $1500/01r)
3425 Hrdwr MA         Hardware     IBM                      RS6000 Poripheral
     HRDWR MA TOTAL
3425 Sftwr MA         Software     Greenbrier & Russel      RPC; Painter
3425 Sftwr MA         Software     IQ Software              WIN s/u (5 copies)
3425 Sftwr MA         Software     IQ Software              IBM RS6000 POWERserver 590
3425 Sftwr MA         Software     IQ Software              IBM RS6000 POWERserver 590
3425 Sftwr MA         Software     IQ Softw4ae              IBM RS6000 POWERserver 590
3425 Sftwr MA         Software     Open Environment         Maintenance
3425 Sftwr MA         Software     Pitney Bowes             Platinum
3425 Sftwr MA         Software     Sybase                   Advantage Support Fees
3425 Sftwr MA         Software     Sybase                   Add'l Advantage Support Contacts
     SFTWR MA TOTAL
3430 Hdwr  MA         Hardware     Unisys                   Surety Maintenance
     HDWR  MA TOTAL
3430 Sftwr MA         Software     Attachmate               DATABRIDGE
3430 Sftwr MA         Software     Attachmate               FileXpress AT for A15
3430 Sftwr MA         Software     B&L                      LIB/PACK/SOURCE/DIST
3430 Sftwr MA         Software     Dalametric               Viewpoint Software
3430 Sftwr MA         Software     HBO&Cornpany             PRN1000 Medical Records Slats
3430 Sftwr MA         Software     ISO                      INTRAWR
3430 Sftwr MA         Software     ISO                      SPOOLJLPM-R
3430 Sftwr MA         Software     ISO                      DETC-R
3430 Sftwr MA         Software     ISO                      INTRAWR
3430 Sftwr MA         Software     ISO                      SPOOULPM.R
3430 Sftwr MA         Software     ISO                      DTEC-R'
3430 Sftwr MA         Software     ISO                      SPOOLAN OUT
3430 Sftwr MA         Software     ISO                      FLIST-R
3430 Sftwr MA         Software     ISO                      FDUMP-R
3430 Sftwr MA         Software     ISO                      DTEC-R
3430 Sftwr MA         Software     ISC,                     INTRAWR
3430 Sftwr MA         Software     ISO                      SPOOLILPM-R
3430 Sftwr MA         Software     OpenWare Tech            unxXGN, AIX, etc
3430 Sftwr MA         Software     Openware Tech            XGEN
3430 Sftwr MA         Software     Software Clearing Hse    3 ASAP DIRECTORS
3430 Sftwr MA         Software     Steward DalaTech         dbaTOOLs
3430 Sftwr MA         Software     Unisys                   Surety
     SFTWR MA TOTAL
     GRAND TOTAL


               ANNUAL                   ANNUAL
PERIOD         DATE         $$          IMPACT    COMMENTS
-------        -----        ---         -------   --------
Quarterly
Quarterly

Annual         Janaury        ***       ***
Annual         January        ***       ***       Product #PWDB003885
Annual         November       ***       ***       Product #PIUB002374
Annual         November       ***       ***       Product #PIUB002459
Annual         December       ***       ***       Product #PIUB002564
Annual         August         ***       ***
Annual         March          ***       ***
Annual         March          ***       ***       Catalog #98323
Annual         March          ***       ***       Catalog #98407
                              ***       ***
Monthly                       ***       ***
                              ***       ***
Annual         November       ***       ***
Annual         March          ***       ***
3 Year         January        ***       ***       Agreement D93030643-R2
Annual         June           ***       ***
Annual         August         ***       ***
Annual         June           ***       ***
Annual         June           ***       ***
Annual         June           ***       ***
Annual         June           ***       ***
Annual         June           ***       ***
Annual         June           ***       ***
Annual         June           ***       ***
Annual         December       ***       ***
Annual         December       ***       ***
Annual         June           ***       ***
Annual         June           ***       ***
Annual         June           ***       ***
Annual         July           ***       ***
Annual         January        ***       ***
Annual         August         ***       ***
Annual         December       ***       ***
Monthly                       ***       ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                                      EXHIBIT 12

                            DISASTER RECOVERY SERVICES AND
                                CRITICAL APPLICATIONS


SECTION 1: DISASTER RECOVERY SERVICES


1) As part of the Base Services, Unisys will provide the Disaster Recovery Services described below. Beginning on the Effective Date, and for the Term of the Agreement, Unisys will undertake financial and administrative responsibility for portions (Schedules A & B) of the Disaster Recovery Agreement between UHS and SunGard and the Storage Agreement between UHS and Mohawk [NOTE: Unisys is yet to receive the Mohawk agreement]. Copies of these agreements are attachments to Exhibit 12.

2) As part of the base services, Unisys will implement those portions of UHS's Disaster Recovery Plan applicable to the Services.

3) The services and functions provided by UHS's existing Disaster Recovery Plan and the Disaster Recovery Agreement will represent the baseline scope, service level, priority, responsiveness, performance and system configuration requirements for disaster recovery services provided by Unisys under this Agreement.

4) Disaster declarations will be at UHS's sole discretion. Any declaration, usage and/or network fees are payable by UHS.

5) As soon as practicable after the Effective Date and prior to each Module Completion Date, Unisys shall, in cooperation with UHS, SunGard, Mohawk, and other applicable vendors, update or modify the UHS Disaster Recovery Plan to reflect the relocation of UHS's workload to the Unisys facility and govern the provision of disaster recovery capability and services on or after the effective date. After the transition, the modified disaster recovery plan will replace the existing UHS disaster recovery plan.

6) During the term, Unisys may propose to UHS that Unisys provide the disaster recovery capability and services itself or obtain them from a different vendor, providing that UHS consents and that the scope, access, priority, service level responsiveness, performance and systems configuration requirements of such services shall not be less than those provided to UHS under its current Disaster Recovery Plan. The backup facility and Unisys primary processing facility shall be sufficiently distant from the primary facility such that a single event would not compromise the backup facility and processing facility simultaneously.

7) As part of the Base Services, Unisys will provide a designated Service Center representative who is knowledgeable in disaster recovery and in UHS Disaster Recovery Plan to serve as a single point of contact for disaster recovery-related communications and activities.

8) Per the Base Services, Unisys, in conjunction with UHS, SunGard, Mohawk, and other applicable vendors, will participate in updating the UHS Disaster Recovery Plan on an annual basis. Prior to completing installation of new machines or software into production in accordance with the change management processes and procedures, Unisys, will assist UHS, Mohawk, SunGard, and other applicable vendors, in updating the UHS Disaster Recovery Plan as appropriate to reflect such items.

     The following describes the Disaster Recovery Plan with responsibilities for updating and maintaining the plan

     a) provide brief description of the critical services and functions, including a UHS prioritized listing of the Critical Applications;

     b)   changes to backup and off-site procedures;                                Both

     c)   sizing Hardware and Software for Backup Site(s) configuration;            Both

     d)   negotiation with Backup Site(s) for changes to the Backup Site            Unisys
          configurations for Unisys backup sites;

          negotiation with Backup Site(s) for changes to the Backup Site            UHS
          configurations for UHS backup sites;

     e)   identifying Hardware and Software requirements for data
          network;                                                                  Both

     f)   contact listings of key personnel;                                        Both

     g)   identification of recovery teams and responsibilities;                    Both

     h)   criteria for Disaster declaration;                                        UHS

     i)   criteria for Disaster recovery and testing;                               UHS

     j)   names of those individuals who are authorized to declare a
          Disaster;                                                                 UHS

     k)   declaration notification procedures;                                      Both

     l)   recovery information, procedures, schedules, etc.;                        Both

     m)   testing results and any required corrective action plans;                 Both

     n)   updates to the system recovery procedures; and                            Both

     o)   procedures and tools for maintaining the Disaster Recovery
          Plan.                                                                     Both

     p)   publish exercise results                                                  UHS


9) As part of the Base Services, Unisys, in cooperation with UHS, SunGard and Mohawk will test the Disaster recovery Plan at least once a year (as frequently as currently contracted with SunGard).

10) Unisys shall maintain current testing schedules and off-site tools and procedures that are in effect at United HealthCare prior to the Base Services. Unisys may recommend changes to these procedures and methods for improving services for the Base Services by requesting such changes through United HealthCare's Recovery Manager.

11) Unisys, will assist United HealthCare, or its designated representatives, in developing a data network recovery plan to be included in the UHS Disaster Recovery Plan. The data network recovery plan will utilize the strategy for redundancy in place at the time of a declared Disaster and will include recoverability only to the extent to which the necessary network connectivity to United HealthCare's control units is included in the configuration. Unisys is not responsible for logical network or end user recovery.

13) Additional services, functions or capacity beyond that specified in the Disaster Recovery Plan may require adjustments to the Base Charges as agreed to by the Parties.

SECTION II: CRITICAL APPLICATIONS

     TO BE PROVIDED BY UHS

                                     EXHIBIT 13

                                  AUDIT PROCEDURES



United HealthCare Internal Audit Department (IAD) will perform periodic audits based on a universe of auditable areas, the results of other reviews, and management requests. These audits will be performed throughout the year in a manner consistent with generally accepted auditing principles and pursuant to the terms of the Agreement. The procedures followed will consist of, but not be limited to, the following:

1.   TYPE II SAS 70 LETTER

     Pursuant to the terms of Article 21 of the Agreement, Unisys will support United HealthCare in providing the Type II SAS 70 letter. This letter will be reviewed by United HealthCare Internal Audit Department, as needed, in planning audits.

2.    ANNUAL PLANNING

     Each year, United HealthCare Internal Audit Department (IAD) produces its annual plan. The applicable portion of the plan will be distributed to UNISYS and United HealthCare Project Executives. This plan, however, may be altered during the year.

3.   INITIATION OF THE AUDIT

     A visit to the data center for an overview of an area may be done as part of the annual plan. This may include questionnaires, interviews, and walk-throughs. IAD will use this information to determine the scope and objectives of the audit and the general time frame in which it will be performed.

4.    ANNOUNCEMENT OF THE AUDIT

     Written notification will be sent to United HealthCare IS management and UNISYS indicating the scope, objectives, and timing of the audit. It may also indicate the need for specific documentation and/or other materials. Occasionally audits/investigations may require immediate access, coordinated through appropriate UNISYS personnel.

5.    PERFORM THE AUDIT

     IAD's visit to the data center and will require access to those individuals necessary to assist in the performance of the fieldwork and testing.
     During this phase IAD may require logical access to system software, application software, and data files associated with them. Physical access to the data center may also be required.

6.   DISCUSS FINDINGS

     All findings and recommendations will be discussed with United HealthCare and Unisys as soon after they are determined as possible.

7.   RESPONSES TO RECOMMENDATIONS

     Unisys will be responsible for providing a response addressing each audit recommendation and an action plan for implementing the recommendation.

8.   ISSUE REPORTS

     A draft of the audit report will be issued for review and discussion purposes. Upon completion of the process, a final report will be issued to appropriate individuals at both Untied HealthCare and Unisys.

9.   FOLLOW UP

     Each quarter, Unisys will provide a written status of all outstanding audit recommendations. IAD will perform periodic follow-up audits to ensure compliance with implemented recommendations.

TRAVEL POLICY                                     UNITED HEALTHCARE CORPORATION
-------------------------------------------------------------------------------

                                      EXHIBIT 14

The objective of the United HealthCare Travel and Entertainment Policy is to provide standard procedures and guidelines for all United HealthCare employees who travel, minimize the costs of travel to the company, ensure consistent treatment among employees, and meet IRS and other compliance requirements.

POLICY

A.   GENERAL

     It is the Company's policy to reimburse employees for ordinary, necessary and reasonable travel and entertainment (T&E) expenses that are directly connected with or pertaining to the transaction of Company business. Such expenses are to be properly documented and reported on prescribed expense reports. Failure to comply with policy may result in denial of reimbursement for claimed expenses via deduction from the approved expense report, and/or appropriate management action up to and including termination.

     The use of our preferred suppliers is of paramount importance. Only with your cooperation will we maintain the integrity and optimal pricing of our programs.

     All business expenses should be charged to the United HealthCare Corporate Card. This card will be issued upon request to any employee expected to incur $500 per year in T&E related expenses.

     All business travel including air, car rentals, and hotels must be booked through the designated Corporate Travel Agency.

     All group meetings (10 or more participants) must be directed to United HealthCare's internal conference/meeting planning department at 860-277-1582.

B.   EXPENSE GUIDELINES

     1.   Air Transportation

          a. All domestic business air travel will be by coach/tourist/economy class. Upgrades are allowed at the traveler's personal expense.

          b. International flights in excess of 5 hours will be automatically booked in business class.

          c. When making airline reservations, employees are required to accept flights that utilize Lowest Logical Fare Routing. Employees may be required to take a connecting flight, a direct flight or go to an alternate airport if the savings to the company is greater than $50.00 and the routing does not increase the one-way total elapsed trip time by more than two hours.

          d. An employee choosing a higher fare routing, who has been contacted by United HealthCare Finance regarding the fare, may be responsible for the difference between the fares.

TRAVEL POLICY                                     UNITED HEALTHCARE CORPORATION
--------------------------------------------------------------------------------

          e. The company has negotiated special discounts with specific carriers. Employees must use these preferred carriers when possible. Booking must be done through the designated travel agency in order to utilize these fares.

          f. Frequent Flyer program benefits must in no way influence flight selection.

          g. Employees must make travel reservations as soon as they are made aware of the business need for travel to take advantage of lower airfares. 30-day advance purchase tickets may be reimbursed prior to trip commencement. Simply complete an expense report in the amount of the ticket, attach a photocopy of the passenger receipt with a memo indicating the ticket will not be expensed again upon your return, and submit the voucher using normal procedures.

          h. Ticketless Travel--Employees must ask for receipts at airline counter.

          i. Employees are encouraged to consider Saturday night stay airfares when the airfare savings exceeds the cost of a hotel and meals and realizes a minimum of $50 savings to the company. Only meals and hotel costs will be reimbursed.

          j. The company will reimburse for non-refundable tickets canceled due to changes in business plans. Non-refundable tickets can be used toward the purchase of another ticket for a service fee. Tickets are valid for exchange for a minimum of one year. Advise the travel agency to update your profile with the ticket information. Retain ticket until you are able to exchange it.

2.   Car Rental

     a.   Employees may rent a car of intermediate or smaller size.

     b. Car rentals for local business travel should be utilized only when the cost of the rental car is more cost effective than the usage of personal vehicles, airline, rail travel, or taxi.

     c. Rental car reservations must be made through the designated travel agency with our preferred supplier. Again, the Company has negotiated special rates with this supplier and it is imperative that you utilize their services.

     d. Decline any insurance offered at the counter. The Company's Car Rental Company and Corporate Card Program provide all necessary insurance.

     e. Every reasonable effort must be made to return the rental car to the original rental location (unless approved for a one way rental). Cars must be returned on time to avoid additional hourly charges (late fees begin to accrue after a I hour grace period), and with a full tank of gas. Every attempt should be made to refuel the car to avoid refueling charges imposed by the rental car company.

     f. Gas purchased for the rented vehicle at a service or gasoline station is always reimbursable.

     g.   Wear your seatbelt and drive safely.

TRAVEL POLICY                                     UNITED HEALTHCARE CORPORATION
--------------------------------------------------------------------------------

3.   Private Auto

The Company will reimburse employees for incidental use of their private auto for trips to/from the airport and to local meetings at the rate per mile allowed by the IRS (minus standard commute miles). This rate will be reviewed annually. Employees who work at home or regularly use their personal car for business will be reimbursed per the following IRS guidelines:


                                        Then the following expenses are         And the following expenses are
          If                                      reimbursable                       not reimbursable
-----------------------------           -----------------------------------     ----------------------------------
You have an office at a local           Expenses of traveling between your      Expenses of traveling between your
United HealthCare facility              United HealthCare office and            home and your United HealthCare
that you use on a regular               business site  .                        office.

                                        Expenses of traveling between two
                                        business sites.

                                        Expenses of traveling between your
                                        home and a business site minus
                                        standard commute miles.

You DO NOT have an office at a          Expenses of traveling between two       Expenses of traveling from your
local United HealthCare facility, or    business sites.                         home to the first business site
you have one but do not use it on a                                             visited that day and from the last
regular basis, or if you have a                                                 business site of the day to your
qualifying home office.                                                         home.



"Business site" means any site visited for business purposes, including business meetings, (including lunch and dinner meetings in restaurants), seminars, visits to clients, prospective clients, or vendors.

4.   Parking

     Parking at the airport or while visiting customers will be reimbursed to a reasonable level. Negotiated programs will be announced periodically and employees are expected to take advantage of these rates.

5.   Taxi and Other Local Transportation

     Cost of taxis and approved car services to and from places of business, hotels and airports are reimbursable. Again, negotiated programs will be announced periodically and employees are expected to take advantage of these rates. Car services more costly than taxis must not be utilized.

6.   Lodging

     Employees are expected to use quality, reasonably priced hotels or motels
     that provide a corporate discount rate.   The company has negotiated
     special United HealthCare rates with key properties, and will keep the travel agency informed as to which properties are to be used.

     a. All hotels must be booked through the designated travel agency, NOT directly through the hotel.

TRAVEL POLICY                                     UNITED HEALTHCARE CORPORATION
--------------------------------------------------------------------------------

     b. All rooms will be guaranteed for late arrival with employees' Corporate Card number unless the Travel Counselor is otherwise instructed.

     c. Employees are responsible for canceling hotel rooms and must do so through the designated agency. Employees will be held responsible for requesting and recording the cancellation number and will not be reimbursed for "no-show" charges.

     d.   All hotel costs must be paid for with your Corporate Card.

     e.   Frequent Guest programs may in no way influence hotel choice.

     f. Always charge hotel phone calls to your AT&T calling card. Utilize 800 numbers provided by the Company to access Company voice mail.

7.   Meals

     a. Personal meals are defined as meal expenses incurred by employees when dining alone on an overnight trip. Daily individual meal expenses should not cost more than $40.00 total (except in some select cities, for example, Chicago, New York City, Los Angeles).

     b. Business meals are defined as meals taken with clients, prospects and for direct reports during which a specific business discussion takes place.

     c. Business meals with other employees are not reimbursable unless at least one employee is traveling on business from out of town. The most senior United HealthCare employee should pay for and expense the meal. Please use good business judgment and evaluate cost when choosing your restaurant. Only reasonable meal costs will be reimbursed.

     d. Reasonable and customary gratuities will be reimbursed. (Reasonable gratuities up to 15%).

     e. Entertainment expense including such events as theater, sports or nightclubs, where a business discussion takes place before or immediately after the event, will be reimbursed if the person entertained has a potential or actual business relationship with the company.

     f. Employees traveling on one day trips will be reimbursed for dinner expenses when the trip extends beyond 6:00 p.m. No other meals will be reimbursed.

     g. Meals will be reimbursed for actual expense when a proper receipt is provided with the expense report. A proper receipt is defined as a Corporate Card Record of Charge. If you must pay cash, an itemized receipt will be accepted. Tear Tabs are not, under any circumstances, acceptable meal receipts.

     h. For business meal and entertainment expenses, the following documentation is required by the IRS and must be included on the expense report:

          -    Names of individuals present, their titles and company name
          -    Name and location of meal or event
          -    Exact amount and date of expense

TRAVEL POLICY                                     UNITED HEALTHCARE CORPORATION
--------------------------------------------------------------------------------

          -    Specific business topic
          - In the case of entertainment events, the specific time the business discussion took place (before, during or after the event).

8.   Telephone, Facsimile, etc.

     a. The company will pay charges for long-distance business calls made outside a company office provided the calls are substantiated by an appropriate bill (i.e., a telephone bill with all pertinent call detail). Employees should use the AT&T calling card provided by United HealthCare.

     b. Phone calls made from hotels should be charged to the AT&T calling card, NOT directly to the room bill.

     c. A reasonable level of phone calls home while traveling on business will be reimbursed.

     d. For employees whose jobs require excessive travel (such as salespeople), cellular telephone calls will be reimbursed up to $75.00 per month. Employees must acquire tier two written approval prior to expensing any cellular telephone usage (refer to General Administrative Expense Policy for approval limit tiers). Each expense voucher must have a copy of the tier two authorization memo, and original documentation of business call detail. Access fees and for cellular telephone equipment and accessories are not reimbursable.

9.   Other Expenses

     a. Expenses incurred for reasonable laundry and dry cleaning when away from home for more than five days are allowed when supported by out-of-town receipts.

     b. Reasonable and customary gratuities to hotel, valet and wait staff will be reimbursed (maid $1-2 per day, luggage $1 per bag, doorman $1, wait staff 15%).

C.   ADDITIONAL GUIDELINES

     1.   Cash Advances

          Due to the excessive expense involved in the administration of cash advances, and the usually minimal amount of cash necessary for the completion of business travel, the company will not issue cash advances to any employee.

     2.   Spouse/Companion Travel

          Travel expenses for a spouse or guest are only reimbursable if the trip is made at the Company is request or if there is a bona fide business purpose for taking the spouse or other individual. All spouse/companion travel must have tier two written approval prior to trip commencement (refer to General & Administrative Expense Policy for approval limit tiers).

     3. Expenses resulting from unavoidable travel delays, such as inclement weather, are reimbursable within the parameters of this policy.

TRAVEL POLICY                                     UNITED HEALTHCARE CORPORATION
--------------------------------------------------------------------------------

     4. Expenses for supplies, equipment or other non-travel/entertainment related items should not be submitted on travel reimbursement forms. Vendors should invoice the company and payment will be processed through Accounts Payable.

     5. Personal expenses incurred while traveling are not reimbursable. Samples of these expenses include:

          a.   Airline or other travel insurance.

          b.   Annual fees for Frequent Flyer or Frequent Guest clubs.

          c. Doctor bills, prescriptions, over the counter medication, or other medical services incurred while traveling (see your personal UHC Medical Benefits Plan).

          d.   Personal telephone calls considered to be excessive.

          e.   Traffic and parking violations.

          f.   Hotel expenses incurred from failing to cancel reservations.

          g. Luggage lost/delayed on Company business employees should file claims with the airlines.

          h. Snacks and refreshments such as coffee, soda, candy, mini bar snacks, etc., which are in addition to meal charges for breakfast, lunch and dinner.

          i.   Hotel room movies.

          j.   Hotel health and fitness center charges.

          k.   Car service no-show charges.

          l.   Corporate Card interest delinquency fees.

          m.   Magazines and/or books.

          n. Telephone or data calls made from airplane (i.e., AirFones, AirOne Communications Network).

          o.   Airline Clubs or Social Clubs.

          p.   Season tickets.

          q.   Shoe shines, haircuts, etc.

          r. Meals or other food consumed at UHC employee meetings, including staff meetings.

          s.   Clothing and related accessories.

TRAVEL POLICY                                     UNITED HEALTHCARE CORPORATION
--------------------------------------------------------------------------------

D.   EMPLOYEE RESPONSIBILITY

     1. Employee travelers and their managers are jointly accountable for T&E policy compliance.

     2.   Provide a current travel profile to your travel agency.

     3. Prepare Expense Voucher as outlined on page 8 and keep a copy for account reconciliation when monthly corporate card statement is received.

     4. Prepare monthly expenses no later than 5 days after month end. Prepare weekly or per trip expenses no later than 3 days after prior week or end of trip. (Please accrue expenses until total amount of the request is greater than $'25.00.) Expenses must be submitted within 60 days of incurring the charges.

     5. According to IRS regulations, any expenses submitted beyond the sixty day IRS limit will be paid through payroll and is subject to all appropriate tax deductions.

     6. Employees must have their expense reports approved by the person to whom they report, and then by an authorized approver if that individual does not have expense authority.

     7.   Corporate Card:

          a.   Utilize only for business purposes.
          b.   Maintain account on a current basis.
          c.   Reconcile charge activity to expense voucher submissions.
          d.   Must be utilized for all possible business expenses.
          e. Employees who expend more than $500 of company funds on an annual basis must carry a United HealthCare Corporate Card.

E.   EXPENSE VOUCHER SUBMISSIONS

The following original documentation, at a minimum, is required for all expenditures:


                                        SUPPORT
     Air Transportation    Airline Ticket Receipt and travel agency itinerary.
     Car Rental            Car rental agreement, agency itinerary, and record
                           of charge or billing receipt.
     Lodging               Record of Charge indicating name and business
                           purpose.  If meal is before or after the business
                           discussion, the place, date and duration of the
                           discussion are required.
     Personal Meals        Record of Charge for all meals greater than $10.00.
     Entertainment         Record of Charge indicating name and business
                           purpose; if meal is before or after the business
                           discussion, then the place, date and duration of the
                           discussion are required. All entertainment costs in
                           excess of $500.00 must have tier 3 approval.
     Telephone             Receipt, hotel bill (for access charges only) or
                           telephone bill.
     Taxi/local transport  Transportation receipts required for all items of
                           $10.00 or more.
     Other expenses        Receipts and/or supporting documentation for all
                           items of $10.00 or more.


                                     EXHIBIT 15


                                   SUBCONTRACTORS



                       VENDOR                   USER
               ADT Security Systems          Facility
               Anacomp                       InfoHub
               Honeywell                     InfoHub
               Infrastructures               InfoHub
               Mohawk                        InfoHub
               Nordplan                      InfoHub


                                     EXHIBIT 16

                          TERMINATION ASSISTANCE SERVICES

Upon termination or expiration of the Agreement, at UHS's option, Unisys will provide assistance in transferring contracted operations and systems to either UHS and/or another vendor. UHS's primary objectives for the Project Turnover task are as follows:

- Provide for an orderly and controlled transition to either UHS or a successor of Unisys.

- Minimize any disruption of processing and services provided to the users of UHS's systems.

- Retain the value of the applications systems, procedures, and operating practices developed during the relationship with Unisys, in a manner equal to that which might have been achieved if UHS had itself performed the Services.

Should UHS decide, at the expiration or termination of the Agreement, to develop its own data processing facilities, Unisys will be required to support the turnover of UHS's entire system. Unisys must also provide information about the systems used by Unisys to process UHS's account. UHS to configure and price data processing systems for running its current workload.

Should UHS decide, at the expiration or termination of the Agreement, to choose another vendor, Unisys will be required to support the turnover of UHS's entire system to such vendor. Unisys must also provide information about the systems used by Unisys to process UHS's account.

The responsibility of both UHS and Unisys to protect the confidentiality of each other's data and proprietary information will survive the termination or expiration of the Agreement. Upon termination or expiration of the Agreement, each party will return to the other party all confidential and proprietary information and materials.

Unisys will provide, and UHS will approve, a plan for operational turnover of all software and accumulated data files, documentation, and other related information to UHS or another vendor, in order to allow a smooth transfer of the operation. All of the above must be made available in a machine readable format that UHS can utilize.

                                      EXHIBIT 17
                                 TERMINATION CHARGES
                                       (000's)

                                            CHARGE
                   ------------------------------------------------------------
Year       Month    All Platforms       IBM Only       Unisys Only    Unix Only
-------------------------------------------------------------------------------
     5      49         ***               ***                ***          ***
            50         ***               ***                ***          ***
            51         ***               ***                ***          ***
            52         ***               ***                ***          ***
            53         ***               ***                ***          ***
            54         ***               ***                ***          ***
            55         ***               ***                ***          ***
            56         ***               ***                ***          ***
            57         ***               ***                ***          ***
            58         ***               ***                ***          ***
            59         ***               ***                ***          ***
            60         ***               ***                ***          ***
     6      61         ***               ***                ***          ***
            62         ***               ***                ***          ***
            63         ***               ***                ***          ***
            64         ***               ***                ***          ***
            65         ***               ***                ***          ***
            66         ***               ***                ***          ***
     7      67         ***               ***                ***          ***
            68         ***               ***                ***          ***
            69         ***               ***                ***          ***
            70         ***               ***                ***          ***
            71         ***               ***                ***          ***
            72         ***               ***                ***          ***
     7      73         ***               ***                ***          ***
            74         ***               ***                ***          ***
            75         ***               ***                ***          ***
            76         ***               ***                ***          ***
            77         ***               ***                ***          ***
            78         ***               ***                ***          ***
            79         ***               ***                ***          ***
            80         ***               ***                ***          ***
            81         ***               ***                ***          ***
            82         ***               ***                ***          ***
            83         ***               ***                ***          ***
            84         ***               ***                ***          ***
     8      85         ***               ***                ***          ***
            86         ***               ***                ***          ***
            87         ***               ***                ***          ***
            88         ***               ***                ***          ***
            89         ***               ***                ***          ***
            90         ***               ***                ***          ***
            91         ***               ***                ***          ***
            92         ***               ***                ***          ***
            93         ***               ***                ***          ***

*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                                      EXHIBIT 17
                                 TERMINATION CHARGES
                                       (000's)

                                            CHARGE
                   ------------------------------------------------------------
Year       Month    All Platforms       IBM Only       Unisys Only    Unix Only
-------------------------------------------------------------------------------


             94        ***               ***                ***          ***
             95        ***               ***                ***          ***
             96        ***               ***                ***          ***
     9       97        ***               ***                ***          ***
             98        ***               ***                ***          ***
             99        ***               ***                ***          ***
            100        ***               ***                ***          ***
            101        ***               ***                ***          ***
            102        ***               ***                ***          ***
            103        ***               ***                ***          ***
            104        ***               ***                ***          ***
            105        ***               ***                ***          ***
            106        ***               ***                ***          ***
            107        ***               ***                ***          ***
            108        ***               ***                ***          ***
     10     109        ***               ***                ***          ***
            110        ***               ***                ***          ***
            111        ***               ***                ***          ***
            112        ***               ***                ***          ***
            113        ***               ***                ***          ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                                     EXHIBIT 18

                       APPLICATION RESOURCE REQUEST AND RATES





1.   APPLICATION RESOURCE REQUEST FOR

     To Be Determined

2.   APPLICATION RESOURCE RATES
     For Applications Support System Technical Support, Configuration Management, and SAS management.

     Manager Level  -    ***/hour
     Senior Level   -    ***/hour
     Mid Level      -    ***/hour
     Junior Level   -    ***/hour


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                                     EXHIBIT 19

                          RESOURCE USAGE REPORTS AND DATA

UHS will require various reports detailing UHS's resource usage. Resource reports will primarily focus on the following elements:

-    CPU Time (application)
     -    Prime
     -    OffPeak
-    DASD Gigabytes (application)
-    Tape Mounts (application)


Resource reports will be required with a variety of detail levels, groupings/summarizations, reporting periods and sort options. UNISYS will generate the resource usage reports and provide them to UHS in both hardcopy and electronic formats. UHS will also be provided with access to the UNISYS reporting tool(s) for the purpose of ad-hoc report generation.

In addition to the reports, UHS will also require electronic access to the data used to generate the resource reports for input into appropriate UHS charge-back systems.

                                     EXHIBIT 20


                             FORM OF PERFORMANCE REPORT




This Exhibit provides the framework for the type and form of performance reports. The actual reports and their respective form and content are to be agreed upon by the Parties.

1.   DAILY PRODUCTION EXCEPTION REPORTS
     On a daily basis, Unisys will report on severity of problems encountered in the previous 24 hours.

     1.1  Problem reports impacting production batch processing will include:

          a)   the date and the duration of the problem
          b)   description of the problem
          c)   business function impact
          d)   temporary fix or bypass
          e)   permanent solution (including time and date)
          f)   current status (closed permanently or awaiting permanent fix)

     1.2  Problem reports impacting production on-line processing will include:

          a) the date and the duration of the problem/outage
          b) description of the problem
          c) business function impact
          d) temporary fix or bypass
          e) permanent solution (including time and date)
          f) current status (closed permanently or awaiting permanent fix)

2.   MONTHLY SERVICE LEVEL REPORTS
     Service level reports will be provided to United HealthCare by the tenth workday of each month. The following reports will be provided:

     2.1 Average response time reports by business function as defined in the SLA, and during prime versus total hours, as defined in the SLA. These will be measured weekly.

     2.2 Production availability by business function, as defined in the SLA, and during prime versus total hours, as defined in the SLA. These will be measured weekly.

     2.3 Print file availability, to UHC's print queue, by business function or as defined in the SLA. These will be measured weekly.

     2.4 Monthly reports of security violations will be made available to United HealthCare. These reports will include lists of unauthorized attempts to access United HealthCare data.

     2.5 Unisys will provide monthly help desk statistics that identify service levels by analysis of calls placed to the Help Desk, as well as tickets open/closed. Phone statistics will include: total number of calls received, average speed answered, and percentage abandoned. Ticket breakdown will be as follows: open/closed by priority call, total initiated, total closed, and total open (at end of reporting cycle).

3.   MONTHLY RESOURCE USAGE REPORTS

     Unisys will provide United HealthCare with monthly reports in accordance with Exhibit 25, Deliverable Schedule

                                     EXHIBIT 21

                                 UHS STRATEGIC PLAN



A.   UHS STRATEGIC PLAN

          Waiting for UHS input

B.   ONGOING AND FUTURE PROJECTS

                                   ATTACHMENT 21.B

DATA CENTER OPERATIONS
1996 PROJECTS

Establish employee orientation program for the Data Center staff. Ensure that policy and procedure is clearly understood and followed to guarantee a secure and safe work environment. Provide staff with better understanding of UHS. 2nd/3rd qtr

Implement bar code management systems for IBM output. Enables tracking & management of report output.
2nd Qtr.

Replacement of Xerox 8790 with 4635. 2nd Qtr.
I delayed this until July, this again is something that will need to be revisited.

Reduction or elimination of microfiche copies.  Ongoing

Move 4090 to Edina.
4th Qtr.

Support Unix initiatives.
Define and implement tools/processes to support the production UNIX/AIX infrastructure.
Ensure reliability and availability for systems provided in the UNIX/AIX environment. Expand operators roles & responsibility in support of UNIX environment.

Security
Central Backup & recovery
Capacity management
Scheduling
Disaster recovery plan
Print Management
Disaster recovery test
                                                                              1

                                   ATTACHMENT 21.B

CLIENT SERVICES MANAGEMENT
1996 TEAM PROJECTS

OBJECTIVE: Participate in the budget planning process as required, set 1997 goals and objectives.
TARGET: 2Q - 3Q.
PRESENT STATUS: To be initiated as directed by UHS Finance.

OBJECTIVE: Provide a means for assessing weaknesses in the organization and recommending areas that could benefit from additional training/educational opportunities and/or continuous improvement projects.
TARGET: Begin immediate, ongoing process.
PRESENT STATUS: Active, incorporated into job role.

OBJECTIVE: Build the communication bridges that will enable Computer Services to become a more attentive and responsive service organization. TARGET: Begin immediate, ongoing process.
PRESENT STATUS: Active, incorporated into job role.

OBJECTIVE: Establish a home page on the UHS portion of the WWW. Begin to utilize the WWW to communicate pertinent service level information to the Customer.
TARGET: 4Q.
PRESENT STATUS: Working with Technical groups to roll up into their existing and/or new projects similar to and overlapping with this one.

OBJECTIVE: Update Open Systems Production Acceptance policy and procedure.
TARGET: 2Q/4Q
PRESENT STATUS: In progress

OBJECTIVE: Define and implement resource tracking and allocation process. Implement project management tools and methodology
TARGET: lQ/2Q.
PRESENT STATUS: In progress

OBJECTIVE: Implement Continue Improvement process and procedures through all of Computer Services. This includes training for all individuals as well as identifying a quality council.
TARGET: 2Q/3Q.
PRESENT STATUS: Working

                                     EXHIBIT 22

                             PROCEDURES MANUAL OUTLINE


Unisys, in cooperation with United HealthCare, will assemble a Procedures Manual, in an agreed to format and in similar form and content as outlined below:

     -    United HealthCare Request Procedures

     -    System User ID's

     -    Help Desk and Alert Communications

     -    Systems Configurations

     -    Network Information

     -    CICS / DB2 / IMS Region Procedures

     -    Netview Automation

     -    United HealthCare Applications Support

     -    IPL Procedures

     -    Disaster Recovery Procedures

     -    Tape Library

     -    Computer Operations

     -    Help Desk

     -    Systems Support

     -    Product Administration

     -    Storage Management Procedures

     -    Unisys/ United HealthCare Contact List

Security Access Procedures

The Procedures Manual is a working document and will change from time to time as required. Unisys will maintain this document with periodic reviews and approval by United HealthCare.

                                     EXHIBIT 23

                      INTEGRATED CHANGE CONTROL MANUAL OUTLINE

Unisys, in cooperation with United HealthCare, will assemble a Change Control Procedures Manual in similar form and content as outlined below:

     -    Responsibilities
          -    Change Management Process Owner
          -    Change Management Product Manager
          -    Change Management Local Representative
          -    Change Requester
     -    Meetings
               -    Change Management Meetings
     -    Process Descriptions and Tasks
               - Policies and Process Definitions Define Access Requirements Establish Rules and Guidelines Define and Implement Change Process
                    -    Define Roles and Responsibilities
                    -    Define Approval Criteria
               -    Change Administration
                    -    Change Request
                    -    Technical Assessment
                    -    Business Assessment
                    -    Change Notification
                    -    Schedule Changes
                    -    Approve Changes
                    -    Close Change
               -    Change Execution
                    -    Test Change
                    -    Distribute Change
                    -    Install Change
                    -    Verify Change
                    -    Backout (Contingency)
               -    Change Reporting and Control
               -    Emergency Changes

The Change Controls Procedures Manual is a working document and will change from time to time as required. Unisys will maintain this document with periodic reviews and approval by United HealthCare.

                                     EXHIBIT 24

                                   UHS AFFILIATES

Principal Health Care - St. Louis

Physicians Plus Insurance Corporation

Diversified Pharmaceutical Services

PHP, Inc.

Physicians Health Plan of South Carolina, Inc.

Allina

ACTIMED

FOCUS HealthCare Management Inc.

                                      EXHIBIT 25

                                 DELIVERABLE SCHEDULE


    The parties mutually agree to the content of the deliverable schedule within
                    30 days following the contract effective date

                              United HealthCare Services
                              Contract Deliverable List

----------------------------------------------------------------------------------------------------------------------------------
              A                                    B                         C                   D

1   Deliverable                           Contract Reference             Frequency         Due Date
----------------------------------------------------------------------------------------------------------------------------------
                                        ART 7.01 Baseline
                                        Customer Satisfaction
                                        Survey, EXH 7-Sample
2  Baseline Customer Satisfaction       Customer Satisfaction                             90 days afer Effective
   Survey                               Survey                         1 Time             Date

                                        ART 7.02 Customer
                                        Satisfaction Survey,  EXH 7-
                                        Sample  Customer
3  Customer Satisfaction Survey         Satisfaction Survey            TBD

                                        ART 7.02 Customer
                                        Satisfaction Survey, EXH 7-
   Customer Satisfaction Detailed       Sample Customer                                   30 days after survey
4  [action] Plan                        Satisfaction Survey            As Require         completion

5  Performance
Standard                                ????                           ????               ????
this to me -- I don't get it

   Yearly Performance Standards         ART 8.03 Adjustment of
6  Review                               Performance Standards          Once a year        Last quarter

                                        ART 8.04 Performance
                                        Reports,  EXH 20 - Form of                        10th business day of
7  Performance Reports                  Performance Report             Monthly            each month

                                        ART 8.05 Root-Cause                               Monthly management
8  Root-Cause Analysis Report           Analysis                       As required        meeting

   Continuous Benchmark Program                                                           180 days after effective
9  (Established)                        ART 9.  Benchmarking           Once               date


    -----------------------------------------------------------
      E           F                          G
    Status
    O=Open    Responsible
1   C=Closed  Person         Comments
    -----------------------------------------------------------




2                            for each module




3                            for each module



                             required if "unisys fails to
4                            achieve any of these measurements

5                            Note: someone needs to explain
    ????      ????


              Executive
6             Committee



7                            Per Exhibit 20


8

              Joint -
9             UHS/Unisys



----------------------------------------------------------------------------------------------------------------------------------
              A                                    B                         C                   D

1   Deliverable                          Contract Reference             Frequency         Due Date
----------------------------------------------------------------------------------------------------------------------------------

                                                                       Not more
                                                                       than one
   Benchmarking Cost-Benefits                                          every 12           Upon written request by
10  Analysis & Implementaiton Plan      ART 9. Benchmarking            months             UHS

   Review & Update Safety &             ART 10.02 - Security
11  Security Procedures                 Procedures                     Periodically       not specified

   Appointment of Executive             ART 11.01 - Executive                             30 days after effective
12  Committee                           Committee                      Once               date

                                        ART 11.06 - Review                                promptly after Effective
13 Establish Review Meetings            Meetings                       Once               Date


                                        ART 11.06 - Review             to be
14  Operations Meetings                 Meetings                       determined         to be determined


                                        ART 11.06 (2) - Review         to be
15  Management Meetings                 Meetings                       determined         to be determined

                                        ART 11.06 (3) - Review         to be
16  Senior Management Meetings          Meetings                       determined         to be determined

                                        ART 12.01 - Procedures                            prior to each [moduel]
                                        Manual, EXH 22 -                                  transition [migration]
17  Procedures Manual                   Procedures Manual Update       initial            date

                                        ART 12.01 - Procedures                            within a reasonable
                                        Manual, EXH 22 -                                  time after changes are
18  Procedures Manual (updates)         Procedures Manual Update       periodic           made

                                        ART 12.01 - Procedures
                                        Manual, EXH 22 -                                  prior to first transition
19  Change Management Procedures        Procedures Manual Update       initial            completion date



    -----------------------------------------------------------
      E           F                          G
    Status
    O=Open    Responsible
1   C=Closed  Person         Comments
    -----------------------------------------------------------
10                           "FREE"???

                             Specifically applies to Unisys
11                           Service locations

              Joint-
12            UHS/Unisys

              Jonit -
13            UHS/Unisys

                             "meetings among operational
                             personnel to discuss ongoing
                             issues relating generally to daily
                             performance and planned or
14                           anticipated activities and changes"

                             "management meetings to review
                             the performance report, the
                             project schedule report, the
                             changes report and others such
15                           matter as appropriate"

                             "senior amangement meetings to
                             review relevant contract and
16                           performance issues"



17                           One for each module?



18                           One for each module?

                             Note: The Change Control
                             Procedures are part of the
19                           Procedures Manual


----------------------------------------------------------------------------------------------------------------------------------
              A                                    B                         C                   D

1   Deliverable                          Contract Reference             Frequency         Due Date
----------------------------------------------------------------------------------------------------------------------------------
                                        ART 12.02 (2) Change
                                        Control Procedures, EXH
    Change Management Rolling           23 - Change Control
20  Schedule                            Procedures                     monthly            to be determined

                                                                                          no later than the next
                                                                                          business day after the
                                                                                          change was made, can
                                        ART 12.02 (4) Change                              be given orally but
                                        Control Procedures, EXH                           written notice must
                                        23 - Change Control                               follow within 5 business
21 Temporary Change Notification        Procedures                     as required        days



                                        ART 12.02 (5) Change
                                        Control Procedures, EXH                           180 days after delivery
   Change Management Procedures         23 - Change Control            every 180          of initial Change
22 Update                               Procedures                     days               Management Procedures





    -----------------------------------------------------------
      E           F                          G
    Status
    O=Open    Responsible
1   C=Closed  Person         Comments
    -----------------------------------------------------------



20







21

                             Note: Since this has a 180
                             review/update cycle and is part of
                             the Procedures Manual that the
                             Procedures Manual itself would
                             have the same 180 review update
22                           requirement but it doesn't





                                      EXHIBIT 26

                  PERFORMANCE STANDARDS AND SERVICE LEVEL AGREEMENTS

This exhibit, and associated attachments, provide the framework for the levels of service to be provided to UHS by Unisys for the Base Services. It will contain, mutually agreed to, targets for performance which is equal to or better than currently provided by UHS.

The areas of measurement will included, but are not limited to, availability, response time, problem resolution and management, and the timeliness of output files.

This Exhibit 26 establishes the levels of service to be provided to UHS by Unisys. Host computing work done in support of UHS, including production, development, and support activities, will be operated from Unisys Service Center. All development-related activities are the responsibility of UHS, while all technical and sub-system support activities are the responsibility of Unisys.

This document sets targets for performance on items critical to the processing of UHS's mainframe applications, including the availability and response times of production systems, the response by Unisys to problems, as well as the timeliness of print files.

SECTION A.  UHS BUSINESS FUNCTIONS

                               (To be supplied by UHS)

SECTION B. PERFORMANCE STANDARDS


1. OVERVIEW

     This section represents established targets, to be benchmarked according to
     Section 8.01 during the 90 day benchmark period as referenced in section 2 of this Exhibit 26. These standards may be revised based on the results of the benchmark. The Base Services will be provided in accordance with the following Performance Standards. Actual reports will be similar to those currently produced by UHS. (Attached hereto as Attachment A-26, Representative Samples.)

     UHSUHSUHSUHS
     Most production systems will be measured for availability during scheduled hours, and On-Line transactions will be measured for percent completed within a determined timeframe. These targets, agreed to by both parties, vary depending on the business function and are detailed in the Host On-Line Availability and Host Response Time matrix. Standards for delivery of (printed) output files to UHS customers is given for several levels of service and problem response times are also measured. Unisys performance measurements do not include physical delivery of output to UHS' end users.

     This Exhibit 26 also includes descriptions of the various facilities used to manage data processing operations such as network connectivity, support for the underlying operating system, and disaster recovery responsibilities. Other sections outline problem resolution procedures, and plans for escalating problems if that becomes necessary.


2. PURPOSE

     This Exhibit 26 establishes the preliminary performance standards for the Services provided by Unisys to UHS. The intent is to monitor mutually agreed upon indexes of performance, issue reports concerning those measurements, conduct regularly scheduled status meetings to identify problems and remedial action, and provide a mechanism to allow for modifications to the systems, operations, or levels of service.

     During the 90 day benchmarking period Unisys will define, measure, monitor, and report on the Performance Standards for:

          1)   Host On-Line Availability

          2)   Host Response Time

          3)   Host Problem Response/Resolution Time

          4)   Timeliness of Output and Print Files

Normal host business hours for On-Line interactive processing are defined as 6:00 A.M. to 12:30 A.M. Central Time, Monday through Saturday. Reporting will be performed for the time period 8:00 A.M. to 5:00 P.M. Central Time, Monday though Friday.

3.   SCOPE

        PERFORMANCE TARGETS ARE DEFINED FOR THE FOLLOWING BUSINESS FUNCTIONS:

                                                                   Critical
     Business Function          Real-Time Application               Batch*
     -----------------          ---------------------              --------

To be provided by UHS           To be provided by UHS                To be
                                                                    provided
                                                                     by UHS


                                    [blank matrix]



     * Critical batch jobs will be run between 7.30 PM and 5:30 AM Central time. Batch jobs will continue in background mode when on-lines come up provided no significant degradation occurs. Should on-line systems be significantly affected, UHS will determine priority.


4.   PERFORMANCE STANDARDS CRITERIA AND TARGETS

     The following criteria have been defined as Performance Standards, and are the basis for measuring the Performance targets. Wherever possible, measurement standards that are logically related for the purposes of establishing these Performance Standards have been grouped together.

     These criteria represent Unisys responsibility for the host components of on-line availability and response time. These components consist of the host processor and Unisys FEP and network lines up to the UHS point of demarcation depicted in Exhibit 1, Section I, paragraph 1, Communications.

     a.   HOST ON-LINE AVAILABILITY

     Host On-Line Availability is the percentage of time computer data can be accessed by UHS during normal business hours. Host On-Line Availability includes host production On-Line systems, critical files, and network connected components.

     An outage is a measurable interruption of Service that adversely affects Availability. Scheduled outages for the purposes of agreed upon system maintenance during or outside normal business hours will not affect or detract from Availability measurements.

     Unisys is responsible for meeting host On-Line Performance targets. It is UHS's responsibility to communicate to Unisys during Performance review meetings any sustained changes to volume level thresholds for the transactions that are being monitored. This measurement pertains to all the business functions identified below. Any exceptions to this requirement will be noted below.

          Measurements:

          HOST ON-LINE AVAILABILITY    =  (SCHEDULED MINUTES - OUTAGE MINUTES)
          PERCENTAGE     ______________________________     X  100
                              SCHEDULED MINUTES

          OUTAGE MINUTES = MAXIMUM DURATION OF ALL UNSCHEDULED OUTAGES DURING THE SCHEDULED BUSINESS PERIOD.

     UHS Application anomalies which cause a delay in batch processing shall not be counted against host on-line availability.

     b.   HOST RESPONSE TIME

     Unisys will be responsible for that portion of the response time that occurs within the host processor. Unisys will initiate contact with the network services provider or any other service provider if an identified problem is not within the host system, but is suspected of being within the network. Unisys will manage any such host problem to its conclusion.

     It is UHS's responsibility to communicate to Unisys any sustained changes to volume level thresholds for the transactions that are being monitored. This measurement pertains to all the applications identified below. Any exceptions to this requirement will be noted below.

     In the event that the volume thresholds are exceeded by more than 5% over UHS defined volumes, Unisys shall not be held liable for performance penalties for failure to attain host on-line availability and host response time objectives, or Unisys and UHS may negotiate revised objectives for cases where the volume thresholds are exceeded by more that 5%.

          Measurements:

          Host Response Time is tracked during the normal on-line window (6:00 AM to 12:30 AM Central time). "Meeting the goal" refers to having all tracked periods during each business day meet the goal as defined elsewhere in this Performance Standards. Tracked periods will be established during the benchmarking period. Response Time is expressed as a percentage of application transactions whose Response Time falls into predetermined time goals (for example 98% < or = 2 seconds or 100% < or = 3 seconds etc.).

                                 Total Number of Transactions
                                   Processed Within Goal
          Percentage of Trans = _____________________________ X 100
          Meeting Goal           Total Number of Transactions
                                         Processed

c.   Performance Standard For host On-Line Availability and Response Time:



Business               Monthly            Availability Hours                  Monthly         Monthly Average
Function               Volume                  (C.S.T.)                    Availability        NPM Response
                         (K)                                                                    Percentage
--------------------------------------------------------------------------------------------------------------
                  To be provided                                                              To be provided
--------------------------------------------------------------------------------------------------------------
IBM
Dental Online                             Mon-Fri   06:00-23:30              ***
                                          Sat-Sun   Not Available
TDD Files                                                                    ***
Finance Online                            Mon-Fri   07:00-20:00              ***
                                          Sat-Sun   08:00-19:00
AR2                                       Mon-Fri   07:00-20:00              ***
                                          Sat       08:00-19:00
                                          Sun       Not Available
AR3                                       Mon-Fri   07:00-20:00              ***
                                          Sat       08:00-19:00
                                          Sun       Not Available
AR4                                       Mon-Fri   07:00-20:00              ***
                                          Sat       08:00-19:00
                                          Sun       Not Available
AR5                                       Mon-Fri   07:00-20:00              ***
                                          Sat       08:00-19:00
                                          Sun       Not Available
AP2                                       Mon-Fri   07:00-20:00              ***
                                          Sat       08:00-19:00
GL                                        Mon-Fri   07:00-20:00              ***
                                          Sat-Sun   08:00-19:00
ML                                        Mon-Fri   07:00-20:00              ***
                                          Sat-Sun   08:00-19:00
DSS                                       Mon-Fri   06:00-19:00              ***
                                          Sat-Sun   Not Available
Unisys
Alpha                                                                        ***
Bravo                                                                        ***
Charlie                                                                      ***
Delta                                                                        ***
Echo                                                                         ***

QCOM
Capacity %


            (K) denotes 1,000 transactions

                 System                   Transaction per/Month

                 Unisys (all)             100,000,000




*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.



                 MVS-Dental               900,000
                 MVS - Finance            1,875,000


d.   Unisys Level 2 Problem Response/Resolution Time

Host Problem Response/Resolution Time refers to target goals for the elapsed time between opening a Unisys Service Center problem ticket to the resolution of that problem. Unisys will report monthy on Level 2 activity according to
Exhibit 20, Form of Performance Report.


PROBLEM TYPES

TYPE         DEFINITION AND POTENTIAL BUSINESS IMPACT                        TARGET RESTART
----         ----------------------------------------                        --------------

1        MISSION CRITICAL BUSINESS FUNCTION OR ENTITY DOWN                     ***
         Services Are Not Available To One Or More Locations
         Due To A Host System Failure Or A
         Telecommunications Problem.

2        CRITICAL APPLICATION PROBLEM
         A critical application is not working properly and is                 ***
         severely impacting the business process.

3        APPLICATION PROBLEMS
         One or more locations are experiencing application                    ***
         problems which is impacting the business process. This
         type may include slow responses and/or file transfer
         problems.

4        END USER DOWN
         One or a small number of end users are experiencing                   ***
         problems with a critical process.

5        NON-CRITICAL APPLICATION PROBLEM                                      ***
         Miscellaneous system problems causing minor
         operational problems.



     Measurements:
                   Average
                 Host Problem       =  Sum of Problem Response/Resolution Times
                                       ----------------------------------------
            Response/Resolution Time                  Total Outages

     Note: While application issues can drive severity levels and war room initiation, Unisys is not responsible for or graded against application problems.

e.   Escalation Procedures

Escalation procedures should be followed for every outage situation. While there is no practical method to define all the potential problem situations which may arise, the following represents a broad categorization of typical problem scenarios and their potential impact on the Unisys business process.



ESCALATION MATRIX

Escalation
Level       From              To            Type 1         Type 2         Type 3         Type 4         Type 5
A           Help Desk         2nd level     15 minutes     15 minutes     30 minutes     2 hours        4 hours
                              Tech
                              Support
            OPCON             Tech          Immediately    Immediately    Immediately    Immediately    Immediately
                              Support
            2nd level
B           Tech              Manager       1 hour         2 hours        3 hours        4 hours        8 hours
            Support
            Help Desk         Account       1 hour         2 hours        3 hours        4 hours        8 hours
                              Manager
            Help Desk         Crisis        1 hour         2 hours        N/A            N/A            N/A
                              Manager
C           Manager           Account       2 hours        3 hours        4 hours        8 hours        24 hours
                              Executive
D           Account           VP SDO        4 hours        8 hours        24 hours       48 hours       N/A
            Executive
E           VP SDO            President     8 hours        24 hours       N/A            N/A            N/A
                              -ISG


Crisis Manager

The Crisis Manager will handle type 1 and type 2 problems. It is the duty of the Crisis Manager to manage the problem, making sure the appropriate resources are being applied, that proper notifications are made and continuous status updates are communicated. A teleconference bridge will be established for use as necessary.

The Crisis Manager must keep a log of the events as they occur and prepare a problem report. This report will be submitted to the problem report coordinator.

The Crisis Manager must be aware of key system activities for the week, Service Agreement customer escalation requirements, contact lists, and host/application lists.

f. Timeliness of Output and Print Files

Timeliness of Output refers to the percentage of application outputs (direct product that is generated during the Batch process) "delivered" (queued) on time to UHS.

Unisys is responsible for the availability of all print files to UHS's print queue mechanism(s).

Application outputs will be identified, and schedules agreed to prior to the start of actual production processing at Unisys site.


Measurements:
                                             Number of Print files out on-time
               Print File Availability %  =  ---------------------------------
                                                       Total Print Files

                Performance Standards For Print File Availability Time



Business Function             Print Files Avaiability Times          Print File Availability
MEC AU004                    Mon-Fri      2:00 AM                               ***
MEC NR4200-M03-2             Mon-Fri      2:00 AM                               ***
MEC NR4200-M 11-2            Mon-Fri      2:00 AM                               ***
MSP NR4200-M07-1             Mon-Fri      2:00 AM                               ***
MSP NR4200-M07-4             Mon-Fri      2:00 AM                               ***
MSP NR4200-M09-1             Mon-Fri      2:00 AM                               ***
MSP NR 4200-M11-4            Mon-Fri      2:00 AM                               ***
MEC NRH001-M0l               Mon-Fri      2:00 AM                               ***
MEC NRH001-M02               Mon-Fri      2:00 AM                               ***
MSP NRH0010-M14              Mon-Fri      2:00 AM                               ***
A/P Checks                   Mon-Fri      2:00 AM                               ***
MSP NR4200-M05-1             Fri          2:00 AM                               ***
MSP NR4200-M06-1             Fri          2:00 AM                               ***
MSP NR4200-M05-4             Fri          2:00 AM                               ***
MEC NRH002                   Fri          2:00 AM                               ***
MSP CL4120-M0l-01            Sat          2:00 AM                               ***
MSP CL4120-M0l-02            Sat          2:00 AM                               ***
MSP-CL4122-M0l-03            Sat          2:00 AM                               ***
MSP CL4122-M0l-04            Sat          2:00 AM                               ***
MEC NRH001-M16               Sun          2:00 AM                               ***
MSP NRHO01-M07               Sun          2:00 AM                               ***


                             Outbound File Transfers

System                             Application                        Schedule

ProviderLink                        CL5022                        After batch processing
                                    CL5026                        After batch processing
EmployerLink Reports                EP5002                        After batch processing
                                    EP4200                        After batch processing
DPS Enrollment Bridge                                             After Audit Trail Close
DPS R&O Updates                                                   After Quarterly Extract
DSS Updates                                                       After Audit Trail Close
Cosmos ID Cards                                                   Via tape by 00:00 Mon-Fri


5.   Problem Definition and Escalation Procedures


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                                        UHSUHS

Section C.                    UHS Service Level Agreements

Currently UHS has eight (8) Service Level Agreements (SLA) formally documented (attached as B-26, Service Level Agreements) and in place with internal UHS business units. Unisys will support the requirements of these SLA's as they pertain to the overall Service Levels defined elsewhere in this exhibit and within the Agreement.

Those UHS business units which do not have a formalized SLA established will be provided service in accordance with a Global SLA to be mutually developed between Unisys and UHS during the first ninety days following the effective date of the Agreement. This Global SLA will be based upon the UHS provided Service Management Targets document (dated xx/yy/zz) and attached as C-26.


Section D.                  Service Level Benchmark Plan

During the 90 day benchmarking period, Unisys will measure, monitor, and report on the Performance Standards outlined in section II of the Statement of Work. At the end of that period, service level metrics will be formally reviewed by both Unisys and UHS to insure that they accurately reflect the current UHS environment and are reliable indicators of service levels.

Except as outlined in the following sections, Unisys will strive to use the same tools and techniques for measuring performance as currently in place at UHS.

1.   Host On-Line Availability

The primary technique for measuring and reporting Host On-Line Availability will be a review and consolidation of the outage events. All outages resulting in a measurable interruption that affect service to the customer will be reported, with agreed upon scheduled outages excluded from Availability measurements. Outage information will be collected from a number of sources, including Operations Shift Notes, customer trouble ticket reports, the OPCON system monitoring heartbeat, and various; architecture dependent reporting tools (such as Viewpoint and SPI on the A series; SLR on the IBM mainframe).

2.   Host Response Time

Unisys is responsible for the portion of the response time that occurs within the host processor - the "in box" response time. The primary technique for measuring Host Response Time will be automated reporting using host based measurement tools and utilities. For both the IBM (SLR) and the Unisys systems (Viewpoint), the primary software tools for tracking and reporting host response time will not be changing.

3.   Timeliness of Output and Print Files

Unisys is responsible for the availability of all print files to the UHS's print queue mechanism. The printer devices and printout distribution process will continue to be the responsibility of UHS. Therefore, the currently measured metric for timeliness of reports is a shared responsibility, with Unisys responsible for the creation and queuing of the print file and United Health Care responsible for the physical print and delivery process.

During the Service Level Benchmark period, Unisys will enhance the current print tracking system to report each metric separately. Unisys will be responsible for providing a defined turnaround for printout creation, based or, the report size, which is consistent with meeting the current overall shared objective.

                         ATTACHMENTS

A-26.     Sample Performance Reports

B-26.     List of UHS Service Level Agreements

C-26.     Service Management Targets

                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                          DATA CENTER SERVICES STATISTICS
                                     MARCH 1996
                                 BY: STAN BERSCHELT
                           UNITED HEALTHCARE CONFIDENTIAL



SYSTEM AVAILABILITY:
                 SLA%    Jul      Aug       Sept      Oct        Nov       Dec       Jan       Feb      Mar        Apr    May  June
9120-942         ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
Unisys
MNA17A           ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
MNA17B           ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
GVPRODC          ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
ON-LINE/FILE
 AVAILABILITY:
IBM:
Dental Online    ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
TDD Files        ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
Finance Online   ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
AR2              ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
AR3              ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
AR4              ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
AR5              ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
AP2              ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
AP4              ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
GL               ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
ML               ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
DS               ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
UNISYS:
Alpha            ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
Bravo            ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
Charlie          ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
Delta            ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
Echo             ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
QCOM:
Capacity%        ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
Scan Rate        ***     ***      ***       ***       ***        ***       ***       ***       ***      ***
PROLEM
 RESOLUTION
IBM                      ***      ***       ***       ***        ***       ***       ***       ***      ***
Unisys                   ***      ***       ***       ***        ***       ***       ***       ***      ***
HP                       ***      ***       ***       ***        ***       ***       ***       ***      ***
QCOM                     ***      ***       ***       ***        ***       ***       ***       ***      ***


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                           EXHIBIT 26 ATTACHMENT A (SAMPLE)
                          UNITED HEALTHCARE IBM AVAILABILITY
                           ALLINA SERVICE LEVEL AGRE4EMENT
                                      MARCH 1996
                            UNITED HEALTHCARE CONFIDENTIAL



                                      TOTAL MINUTES       TOTAL MINUTES       MONTHLY AVAILABILITY %
                 MINUTES DOWN            PROMISED          AVAILABILITY
CICSPR3

AR2                  ***                  ***                  ***                ***

AR3                  ***                  ***                  ***                ***

AR4                  ***                  ***                  ***                ***

AR5                  ***                  ***                  ***                ***

APP2                 ***                  ***                  ***                ***

APP4                 ***                  ***                  ***                ***

ML                   ***                  ***                  ***                ***

GL                   ***                  ***                  ***                ***

TOTAL                ***                  ***                  ***                ***

CICSPR4              ***                  ***                  ***                ***

TOTAL                ***                  ***                  ***                ***

DB2 Database         ***                  ***                  ***                ***

TOTAL                ***                  ***                  ***                ***

9021-42              ***                  ***                  ***                ***

TOTAL                ***                  ***                  ***                ***

Overall Online %     ***                  ***                  ***                ***


                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                   IBM ONLINE MONTHLY AVAILABILITY - MARCH 1996
                           UNITED HEALTHCARE CONFIDENTIAL


                                GRAPHICS OMITTED***






*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                                 UNITED HEALTHCARE
                       1996 IBM DENTAL TRANSACTIONS BY MONTH
                           UNITED HEALTHCARE CONFIDENTIAL


                                GRAPHICS OMITTED***








*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                                 UNITED HEALTHCARE
                      1996 IBM FINANCIAL TRANSACTIONS BY MONTH
                           UNITED HEALTHCARE CONFIDENTIAL


                                GRAPHICS OMITTED***



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                                 UNITED HEALTHCARE
                 1996 IBM SYSTEMS/ONLINES YEAR TO DATE AVAILABILITY
                           UNITED HEALTHCARE CONFIDENTIAL


                                GRAPHICS OMITTED***






*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                                SYSTEM AVAILABILITY
                           UNITED HEALTHCARE CONFIDENTIAL


                                GRAPHICS OMITTED***








*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                      UNISYS ONLINE AVAILABILITY - MARCH 1996
                           UNITED HEALTHCARE CONFIDENTIAL


                                GRAPHICS OMITTED***






*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                     UNISYS DATABASE AVAILABILITY - MARCH 1996
                           UNITED HEALTHCARE CONFIDENTIAL


                                GRAPHICS OMITTED***






*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                    UNISYS 1996 YEAR TO DATE SYSTEM AVAILABILITY
                           UNITED HEALTHCARE CONFIDENTIAL


                                GRAPHICS OMITTED***




*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                    UNISYS ONLINE 1996 YEAR TO DATE AVAILABILITY
                           UNITED HEALTHCARE CONFIDENTIAL


                                GRAPHICS OMITTED***





*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                          EXHIBIT 26 ATTACHMENT A (SAMPLE)
                   Unisys Database 1996 Year to Date Availability
                           United HealthCare Confidential


                                GRAPHICS OMITTED***





*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Exhibit 26
Attachment B

The following applications have established service level agreements, herein referred to by reference:

EmployerLink
ProviderLink
Allina
Premium Billing
Finance
Dental
Pool Ledger/Finance
DSS

                            United HealthCare Corporation

                              Service Management Targets
                                     (First Pass)

This is a very high-level compilation of service levels that currently exist. As the scope of this project is further refined, many more details can be identified.

I.        SYSTEMS AVAILABILITY

Availability is measured as the number of ACTUAL hours available as a percentage of total available hours. Planned systems downtime is NOT included in the total
availability time.   This calculation assumes a 24 hours a day, 7 days a week
base. The following definitions are used for calculating the availability measurement:

          DEFINED HOURS are the total days in the month multiplied by 24 hours.

          PLANNED HOURS are the planned and published hours that any system is down for maintenance and other planned outages. Standing Planned Maintenance Windows:

          Unisys Systems               00:00-05:30          Every Sunday
          MVS Systems                  00:00-08:00          Every Sunday
          Unix Systems                 00:00-05:30          Every Sunday

          AVAILABLE HOURS are the DEFINED House minus the PLANNED Hours.

          UNPLANNED HOURS are the unplanned hours of downtime experienced during the month.

          ACTUAL HOURS are the AVAILABLE Hours minus the UNPLANNED Hours.

          AVAILABILITY PERCENTAGE is determined by dividing the ACTUAL Hours by the AVAILABLE Hours and multiplying the remit by 100.


                                    UNISYS SYSTEMS

* Note: Due to the nature of the online and batch applications running on the Unisys hosts, databases and online windows need to be available 7x24. Online and batch programs run independent of each other. Transaction routing to unix (U to A) or other A Series hosts (A to A) run via the online regions and need to process 7x24.

TARGET: Online regions, databases, and Unisys network components (CP2000s, LAN routers, etc.) are accessible *** of AVAILABLE Hours.

*** Indicates the omission of confidental information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                            UNITED HEALTHCARE CORPORATION

                                     MVS SYSTEMS

* Note: Millennium, AP/PO/IC, General Ledger, A/R and Dental applications are designed to run online and batch systems on a co-dependent relationship (i.e. when online systems are open, batch systems (except for some reporting) are closed and vice versa). DSS databases are not available during file re-fresh processing.

TARGET: Online (real-time) regions are available *** of AVAILABLE Hours. Databases and/or base file structures (DB2, VSAM, etc.) are accessible *** of AVAILABLE Hours.



ONLINE AVAILABILITY WINDOWS                                 HOURS
--------------------------                                  -----
Millennium                             Mon-Fri              07:00-20:00
                                       Sat-Sun              08:00-19:00
AP/PO/IC                               Mon-Fri              07:00-20:00
                                       Sat-Sun              08:00-19:00
General Ledger                         Mon-Fri              07:00-20:00
                                       Sat-Sun              08:00-19:00
Accounts Receivable                    Mon-Fri              07:00-20:00
                                       Saturday             08:00-19:00
                                       Sunday               Not Available
Dental                                 Mon-Fri              06:00-23:30
                                       Sat-Sun              Not Available
Decision Support                       Mon-Fri              06:00-19:00
                                       Sat-Sun              Not Available



                                      UNIX HOSTS

* Note: Availability for unix/AIX-based applications running on RS/6000 servers is calculated by the host availability. For most, transactions and requests are serviced by logical servers which are made available as requests are received.

TARGET:   RS/6000 hosts are accessible *** of AVAILABLE Hours.

Applications included in this arena: EmployerLink, ProviderLink, Imaging, INA/CPW, SSS, ACI, AdjudiPro, ProvNet, National Fee Schedule, Patterns, Broker Commission, Episodes, BEAF, PRMS, URNII, Visions, CentraMax, CMM, STEPS, Letter Generation, EPIS, etc.

Most of these applications run as a single application on a RS/6000 box(s). There are other independent RS/6000 boxes that serve as gateways and security servers for the unix host base infrastructure.



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                            UNITED HEALTHCARE CORPORATION

II.  RESPONSE TIME

TARGETS:  (See below)



SYSTEM                                  TRANSACTIONS PER MONTH                  TARGET TAT
------                                  ----------------------                  ----------
Unisys (all)                            100,000,000                             *** < 2 seconds (in-box)
MVS - Dental                            900,000                                 *** < 2 seconds (in-box)
MVS - Finance                           1,875,000                               *** < 2 seconds (in-box)
Unix                                    Not applicable at this time             Not applicable at this time




II.  OUTPUT MANAGEMENT

* Note: All existing production batch schedules across all platforms remain intact.

PRINT

The following jobs must be done processing by 02:00 so that print files are queued for printing:


Monday-Friday            MEC-AU4004                    Friday             MSP NR4200 M05-1
                         MEC-NR4200-M03-2                                 MSP NR4200-M06-1
                         MEC NR4200-M11-2                                 MSP NR4200-M05-4
                         MSP NR4200 M07-1                                 MEC NRH002
                         MSP NR4200-M07-4              Saturday           MSP CL4120-M
                         MSP MR4200-M09-1                                 MSP CL4122-M01-01
                         MSP NR4200-M11-4                                 MSP CL4122-M01-02
                         MEC NRH001-M01                                   MSP CL4122-M01-03
                         MEC NRH001-M02                                   MSP CL4122-M01-04
                         MSP NRH001-M14                Sunday             MEC NRH001-M16
                         A/P Checks                                       MSP NRH001-M07



OUTBOUND FILE TRANSFERS


ProviderLink Reports                   CL5022                                  Transferred after batch processing
                                       CL5026                                  Transferred after batch processing
EmployerLink Reports                   EP5002                                  Transferred after batch processing
                                       EP4200                                  Transferred after batch processing
                                       Recycle Files                           Transferred after batch processing
DPS Enrollment Bridge                                                          Transferred after Audit Trail Close
DPS R&O Updates                                                                Transferred after Quarterly Extract
DSS Updates                                                                    Transferred after Audit Trail Close
Cosmos ID Cards                                                                Transferred via tape by 00:00 Mon-Fri



                OTHERS TO BE IDENTIFIED ONCE SCOPE HAS BEEN DETERMINED

*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

                            UNITED HEALTHCARE CORPORATION

IV.  MISCELLANEOUS

Other considerations:

1. Data integrity - all backups, disk file and tape file retentions to remain intact.
2. Development Support - all test systems database creation, tuning and reorgs to be serviced as they are today. All compiles and performance testing as provided today.
3. Metrics Reporting - All current measurements and reporting for systems availability, response time performance, batch turnaround reporting, etc. to be provided as today. Eagan network segment availability numbers to be provided by host platform.

                                      EXHIBIT 27

                       U.S. GOVERNMENT CONTRACTING REQUIREMENTS


EQUAL EMPLOYMENT OPPORTUNITY. Unisys agrees that Unisys will not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin; and that Unisys will take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex, or national origin. Without limiting the foregoing, Unisys agrees to and shall be bound by the provisions of the equal opportunity clause set forth at 41 CFR 60-1.4, which is incorporated by reference.

CERTIFICATION OF NONSEGREGATED FACILITIES.  Unisys agrees as follows:

Unisys certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. Unisys agrees that a breach of this certification is a violation of the Equal Opportunity clause required by Executive Order 11246 of September 24, 1965. As used in this certification, the term "segregated facilities" means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

Unisys further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Opportunity Clause; that it will forward the following notice to such proposed subcontractors (except where the proposed subcontractors have submitted identical certifications for specific time periods):

                NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT
                   FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES

A Certification of Nonsegregated Facilities, as required by the May 21, 1968, order on Elimination of Segregated Facilities, by the Secretary of Labor (33 Fed. Reg. 7804, May 28, 1968), must be submitted prior to the award of a subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity Clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually).

NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. Section 1001.

AFFIRMATIVE ACTION COMPLIANCE PROGRAM. Unisys will develop a written Affirmative Action Compliance Program for each of its establishments consistent with the rules and regulations of the Department of Labor at 41 CFR 60-1 and 60-2, as such rules and regulations may be amended from time to time.

EQUAL EMPLOYMENT OPPORTUNITY REPORTING REQUIREMENTS. Unisys will complete and file Government Standard Form 100, Equal Employment Opportunity Employer Information Report EEO-I, in accordance with the instructions contained therein.

EQUAL EMPLOYMENT OPPORTUNITY - VETERANS. Unisys agrees to take affirmative action to employ and advance in employment qualified disabled veterans and veterans of the Vietnam era consistent with the rules and regulations of the Department of Labor at 41 CFR 60-250.4, as such rules and regulations may be amended from time to time. Without limiting the foregoing, Unisys agrees to and shall be bound by the provisions of the affirmative action clause set forth at 41 CFR 60-250.4, which is incorporated by reference.

EQUAL EMPLOYMENT OPPORTUNITY - HANDICAPPED. Unisys agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified handicapped individuals without discrimination consistent with the rules and regulations of the Department of Labor at 41 CFR 60-741, as such rules and regulations may be amended from time to time. Without limiting the foregoing, Unisys agrees to and shall be bound by the provisions of the affirmative action clause set forth at 41 CFR 60-741.4, which is incorporated by reference.

EXAMINATION OF RECORDS. Unisys agrees that the Controller General of the UHS States or a duly authorized representative of the General Accounting Office shall have access to, and the right to examine books, documents, papers or other records pertaining to such contracts or purchase order(s).

Unisys will furnish all information and reports required by Executive Order No. 11246, as amended, and by the rules and regulations promulgated thereunder, and will permit access to its books, records and accounts by the contracting agency and the Secretary of Labor for purposes of investigating compliance with such rules and regulations.

CLEAN AIR AND WATER.  Unisys certifies as follows:

     (a) No facility to be utilized in the performance of its contracts with UHS has been listed on the Environmental Protection Agency List of Violating Facilities for one or more violations of the Clean Air Act (42 U.S.C. 7401 ET SEQ.) or the Clean Water Act (33 U.S.C. 1251 ET SEQ.).

     (b) Unisys will promptly notify UHS of the receipt of any communication from the Director, Office of Federal Activities, Environmental Protection Agency, indicating that any facility which Unisys proposes to use for the performance of its contracts with UHS is under consideration to be listed on the EPA list of Violating Facilities.

     (c) Unisys will include substantially this certification, including this paragraph (c), in every nonexempt subcontract.

UTILIZATION OF SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS CONCERNS. Unisys understands that it is the policy of the UHS States that small business and small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in the performance of contracts let by any Federal agency.

Unisys hereby agrees to carry out this policy in the awarding of subcontracts to the fullest extent consistent with the efficient performance of its contracts with UHS. Unisys further agrees to cooperate in any studies or surveys as may be conducted by the UHS States Small Business Administration or the awarding agency of the UHS States as may be necessary to determine the extent of Unisys's compliance with this clause.

The term "small business concern" shall mean a small business as defined pursuant to Section 3 of the Small Business Act and relevant regulations promulgated under that Act. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern-

     (a) which is at least 51 per centum owned by one or more socially and economically disadvantaged individuals; or, in the case of any publicly owned business, at least 51 per centum of the stock of which is owned by one or more socially and economically disadvantaged individuals; and

     (b) whose management and daily business operations are controlled by one or more of such individuals. The contractor shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, and other minorities, or any other individuals found to be disadvantaged by the Small Business Administration pursuant to Section 8(a) of the Small Business Act.

Unisys acting in good faith may rely on written representations by its subcontractors regarding their status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

Unisys agrees to adopt and comply with a small business and small disadvantaged business subcontracting plan containing all the terms and provisions required of such plans by the Small Business Act, as amended, and all pertinent regulations promulgated under that Act.

CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS. Unisys certifies to the best of its knowledge and belief on or after December 23, 1989, that:

     (a) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a member of Congress on his or her behalf in connection with the awarding of any Federal grant, the making of any Federal grant, the making of any Federal ban, the entering into of any cooperative agreement, and the extension, continuation, renewal amendment or modification of any Federal continuation, renewal, amendment.

     (b) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with any solicitation of the Federal government, the Unisys shall complete and submit, with its offer, OBM Standard Form LLL, Disclosure of Lobbying Activities, to the contracting officers.

     (c) The definitions and prohibitions contained in FAR 52.203-12 are hereby incorporated by reference in this certification.

                                      EXHIBIT 28

                                   LETTER AGREEMENT

In order to facilitate the smooth and orderly transition of employees from United HealthCare Services, Inc. ("UHS") to Unisys Corporation ("Unisys"), and to memorialize certain agreements made by and between UHS and Unisys, the parties agree to the following terms with regard to Transitioned Employees.

     1. STAFFING PROCEDURES. On or after the Effective Date, Unisys shall offer employment to certain mutually designated employees of UHS as set forth below. Unisys shall identify the jobs and number of open and available positions for each job which it deems necessary to provide Services under this Agreement. For each job, UHS shall identify the employees currently in the job at UHS. If the number of current UHS incumbents is equal to or less than the number of positions open and available at Unisys, Unisys shall interview all current incumbents and, unless performance issues otherwise dictate and with the input of UHS, offer to transition the current UHS incumbents to Unisys positions with comparable initial salary and benefits packages. If the number of current UHS incumbents is greater than the number of positions open and available at Unisys, Unisys shall interview all current incumbents and, with the input of UHS, designate the employees who shall be offered transition to Unisys positions. UHS reserves the right to approve the selection of designated employees, but such approval shall not be withheld without written notice to Unisys explaining the rationale for denying the approval, prior to the offer.

     Employees on a medical leave of absence or leave of absence under the Family and Medical Leave Act ("FMLA") on or after the Effective Date shall be included as current incumbents for purposes of the above procedure, and shall be considered for interview and transition. However, in the event an employee designated to transition to Unisys is on a medical leave of absence or leave of absence under the FMLA on the Employment Transition Date, the employee shall remain employed by UHS until the earlier of the employee's release to return to work or expiration of the employee's eligibility for medical leave or FMLA leave under UHS's policies. If the employee is designated as an employee to be transitioned to Unisys, Unisys shall transition the employee to Unisys provided that the employee returns to work within twelve (12) weeks after the date the leave began.

     2. INITIAL SALARY AND BENEFITS PACKAGE. As of the Employment Transition Date, Unisys agrees that it shall make a good faith effort, to the extent practicable and consistent with Unisys salary and benefits programs and the terms of this Agreement, to offer each Transitioned Employee an initial salary and benefits package, in the aggregate, at the same or comparable level as paid by UHS. UHS shall provide appropriate information to Unisys regarding a Transitioned Employee's salary and benefits only upon the Transitioned Employee signing a valid authorization which permits UHS to release such information to Unisys. In the event the Transitioned Employee does not sign such a valid authorization, Unisys agrees that it shall make a good faith effort, to the extent practicable, to offer the Transitioned Employee with an initial salary and benefits package, in the aggregate, which is consistent with Unisys's salary and benefits policies and the terms of this Agreement. The method of determining comparability will be made at the discretion of Unisys, with appropriate input by UHS.

     3. SALARY REVIEW. From the Employment Transition Date to December 31, 1996, Unisys shall review each Transitioned Employee's salary on or about the date the employee was next scheduled for a salary review at UHS. Any salary increases associated with the salary review, and any future salary reviews and increases, shall be in accordance with Unisys policies.

     4. HEALTH INSURANCE BENEFITS. Unisys shall permit Transitioned Employees, and their eligible dependents, to participate in the Unisys Medical Plan no later than the first of the month on or after the Employment Transition Date, provided the Transitioned Employee enrolls for such coverage.

     5. DENTAL INSURANCE BENEFITS. Unisys shall permit Transitioned Employees, and their eligible dependents, to participate in the Unisys Dental Plan no later than the first of the month on or after the Employment Transition Date, provided the Transitioned Employee enrolls for such coverage.

     6. VACATION. Unisys shall credit Transitioned Employees with an equivalent number of available, unused vacation hours as each Transitioned Employee had at UHS as of the day immediately preceding the Employment Transition Date, which the Transitioned Employee must use prior to the end of the 1996 calendar year or otherwise forfeit those benefits. Unisys shall credit Transitioned Employees with prior service at UHS and its Affiliates and Unisys to determine the benefit under the Unisys Paid Time Off policy which the Transitioned Employees will begin to accrue as of the Employment Transition Date. During 1996, Transitioned Employees must exhaust vacation transferred from UHS prior to utilizing vacation under the Unisys Paid Time Off policy. UHS shall provide appropriate information to Unisys regarding Transitioned Employees' vacation balances on or before the Employment Transition Date.

     Unisys shall pay the Transitioned Employee a lump sum vacation payment, minus appropriate legal deductions, equal to the amount of vacation the employee would have been granted in calendar year 1997 if employed at UHS, less the amount of vacation the employee is projected to accrue in calendar year 1997 under the Unisys Paid Time Off policy, provided the employee is employed by Unisys on January 1, 1997. Such lump sum shall be paid to the employee on January 1, 1997, or as soon as administratively possible thereafter. This lump sum payment is intended to be a one time payment only.

     7. 401(k) PLAN. Unisys shall credit each Transitioned Employee with prior service at UHS and its Affiliates and Unisys to determine eligibility and vesting of the Transitioned Employee under the Unisys Savings Plan. Unisys shall permit eligible Transitioned Employees to participate in the Unisys Savings Plan on the earliest date allowable under the Plan terms, but in no event any later than the first of the month on or after the Employment Transition Date.

     8. PENSION PLAN. Unisys shall credit each Transitioned Employee with prior service at UHS and its Affiliates and Unisys to determine eligibility and vesting of the Transitioned Employee under the Unisys Pension Plan. Unisys shall permit eligible Transitioned Employees to participate in the Unisys Pension Plan on the earliest date allowable under the Plan terms, but in no event any later than the first of the month on or after the Employment Transition Date.

     9. GLOBAL PERFORMANCE EQUITY PROGRAM. Unisys shall credit each Transitioned Employee with prior service at UHS and its Affiliates and Unisys to determine eligibility of the Transitioned Employee under the Global Performance Equity Program.

     10. FLEXIBLE SPENDING/REIMBURSEMENT ACCOUNT. Unisys shall credit each Transitioned Employee with prior service at UHS and its Affiliates and Unisys to determine eligibility of the Transitioned Employee under the Unisys Reimbursement Accounts. Unisys shall permit eligible Transitioned Employees to participate in the Unisys Dependent Care Reimbursement Account on the earliest date allowable under the Plan terms, but in no event any later than the first of the month on or after the Employment Transition Date.

     Unisys shall permit each Transitioned Employee who had been a participant in the United HealthCare Health Care Flexible Spending Account ("UHC Account") as of the day immediately preceding the Employment Transition Date to participate in the Unisys Health Care Reimbursement Account at the same level of contribution as the UHC Account on the earliest date allowable under the Plan terms, but in no event any later than the first of the month on or after the Employment Transition Date. Such participation shall be allowed only if such Transitioned Employee has not elected continuation coverage of the UHC Account under COBRA and the employee has not been reimbursed for the entire amount of the annual election. The Unisys Health Care Reimbursement Account shall only provide reimbursement for eligible expenses incurred on or after the Transitioned Employee's first day of employment at Unisys.

     11. SEVERANCE PAY PLAN. For a period of eighteen months after the Employment Transition Date, Unisys shall provide Transitioned Employees who are involuntarily terminated from employment due to layoff a severance benefit equal to two weeks of salary as pay in lieu of notice, plus one week of salary for each full year of employment at Unisys and UHS and its Affiliates. Thereafter, Transitioned Employees will be paid severance in accordance with the Unisys Income Assistance Plan with pay and benefits determined using Unisys service only.

     12. EDUCATION/TUITION REIMBURSEMENT. Unisys shall credit each Transitioned Employee with prior service at UHS and its Affiliates and Unisys to determine eligibility and benefits under the Unisys Educational Reimbursement Program. Unisys shall permit Transitioned Employees who are eligible for educational reimbursement under UHS's policy and who are enrolled in a qualified class as of the Employment Transition Date which ends after the Employment Transition Date to receive reimbursement under Unisys's Educational Reimbursement Program. All other eligible Transitioned Employees shall be eligible to enroll in qualified classes and receive educational reimbursement on the earliest date allowable under the program, but in no event any later than the first of the month on or after the Employment Transition Date.

     13. SHORT-TERM DISABILITY. Unisys shall credit each Transitioned Employee with prior service at UHS and its Affiliates and Unisys to determine eligibility of the Transitioned Employee under the Unisys Short-Term Disability Plan. Unisys shall permit eligible Transitioned Employees to participate in its Short-Term Disability Plan on the earliest date allowable under the Plan terms, but in no event any later than the first of the month on or after the Employment Transition Date.

     14. LONG-TERM DISABILITY. Unisys shall credit each Transitioned Employee with prior service at UHS and its Affiliates and Unisys to determine eligibility of the Transitioned Employee under the Unisys Long-Term Disability Plan. Unisys shall permit eligible Transitioned Employees to participate in its Long-Term Disability Plan on the earliest date allowable under the Plan terms, but in no event any later than the first of the month following the Employment Transition Date, provided the Transitioned Employee enrolls for such coverage.

     15. LIFE INSURANCE. Unisys shall credit each Transitioned Employee with prior service at UHS and its Affiliates and Unisys to determine eligibility of the Transitioned Employee under the Unisys Company-Provided Life Insurance Plan, including any plans offering supplemental life insurance coverage or benefits. Unisys shall permit eligible Transitioned Employees to participate in the Unisys Company-Provided Life Insurance Plan on the earliest date allowable under the Plan terms, but in no event any later than the first of the month following the Employment Transition Date, provided the Transitioned Employee enrolls for such coverage.

     16   LEAVES OF ABSENCE.  Unisys shall credit each Transitioned Employee with prior service at UHS and its Affiliates and Unisys to determine eligibility of the Transitioned Employee for leaves of absence under statute, regulation, and Unisys corporate policies, including but not limited to the federal Family and Medical Leave Act and the Minnesota Parental Leave Act.

     17. BONUS PROGRAMS. Unisys shall credit each Transitioned Employee with service at UHS and its Affiliates and Unisys to determine eligibility of the Transitioned Employee for any Unisys bonus or incentive pay programs which may be applicable.

                                   UNITED HEALTHCARE SERVICES, INC.


Date:                              By:    /s/
     ----------                         ---------------------------------------
                                   Its:   COO
                                        ---------------------------------------


                                   UNISYS CORPORATION


Date:     6/12/96                  By:    /s/
     ------------------                 ---------------------------------------
                                   Its:   VP
                                        ---------------------------------------

                                      EXHIBIT 29

                                  UHS EMPLOYEE LIST

                                     Exhibit 29



EMP#      NAME                     STATUS    JOB TITLE                          DEPT#

IBM SYSTEMS SERVICES

9863      Terhaar, Joseph          IN        Mgr, Technical System              3420
10168     Sutton, Richard          IN        Sr. DBA                            3420
21637     Kotlowski, Theodore      IN        Technical Systems Analyst, Lead    3420
6227      Benson, Frederick        IN        Sr. Data Base Analyst              3420
12191     Schlegel. Roger          Resigned  Technical System Analysts,Lead     3420
5137      Zorawski. Janusz         IN        Sr. Operations Analyst             3420
10811     Carpenter, Kim           IN        Technical Systems Analyst          3420
12085     Mills, Ronald            IN        Sr. Operations Analyst             3420
12461     Barrientes, Jim          IN        Sr. Operations Analyst             3420
          TBH(Hovrud)              IN        Technical Systems Analyst          3420
          New Hire                 IN        Sr. Technical Systems Analyst      3420
12656     Brant, Dave              IN        Operations Analyst                 3420
          New Hire                 IN        Sr. Technical Systems Analyst      3420


Confidential                                 Confidential             6/11/96,+

                                       EXHIBIT 29



EMP#      NAME                STATUS    JOB TITLE                          DEPT#

IBM SYSTEMS SERVICES

24635     Williams, Brian     IN        Sr. Database Analyst               3430
20171     Liard, Felix        IN        Project Lead                       3430
18412     Wills, Thomas       IN        Ld. Technical Systems Analysts     3430
5911      Harding, William    IN        Sr. Technical Systems Analysts     3430
5330      DeFoe, Daniel       IN        Sr. Technical Systems Analysis     3430
2670      Sorsen, Steven      IN        Ld. Technical Systems Analysts     3430
19893     Trost, Edward       IN        Data Base Analyst                  3430
544       Hanzely, Linda      IN        Technical Systems Analyst          3430
6651      Moss, Darcey        IN        Supv. Scheduling                   3430
8241      Bennett, Cynthia    IN        Operations Analyst                 3430
274       Glynn, Annette      IN        Operations Analyst                 3430
1373      Demet,Denise        IN        Operations Analyst                 3430
1376      Demorett, Carol     IN        Operations Analyst                 3430
9913      Delgado, Kim        IN        Operations Analyst                 3430
4054      Nicoson, Janeen     IN        Operations Analyst                 3430
5833      Eckerson, Larry     IN        Operations Analyst                 3430
4581      Atkinson, Robert    IN        Source Code Admin                  3430
12404     BechtholdNancy      IN        Scheduler                          3430
5590      Carlson, Donald     IN        Scheduler                          3430
          New Hire            IN        Operations Analyst                 3430
          New Hire            IN        Technical Analyst                  3430
          New Hire            IN        Sr. Technical Analyst              3430
          New Hire            IN        Sr. Technical Analyst              3430








Confidential                                 Confidential             6/11/96,+

                                     Exhibit 29



EMP#      NAME                     STATUS    JOB TITLE                     DEPT#

QUALITY CONTROL/PRINT OUTPUT for UNISYS AND TAPE LIBRARY

7769      Newton, Skip             IN        Part time scheduler           3445
          TBH                      IN        Ld. Tape Librarian            3445
6769      Schaffhausen, David      IN        Tape Librarian                3445
13723     Vaala, Juanita           IN        Tape Librarian                3445











Confidential                                 Confidential             6/11/96,+

                                      Exhibit 29




EMP#      NAME                          STATUS    JOB TITLE                     DEPT#

UNISYS OPERATIONS

16377     Kenney, Patrick               IN        Spvsr, Operations             3475
3892      Cederholm, Joel               IN        Lead Computer Operator        3475
5556      Abair, Michael                IN'       Lead Computer Operator        3475
5960      Braziel,Rbonda                IN        Lead Computer Operator        3475
5970      Lobeck, Gregory               IN        Lead Computer Operator        3475
21535     Geving, Lloyd                 IN        SR. Computer Operator         3475
1154      Behl, Stephen                 IN        SR Computer Operator          3475
24115     Free, Lawrence                IN        SR.  Computer Operator        3475
9411      Rauschendorfer, Patricia      IN        Computer Operator             3475
22020     TBH (HANZLIK REPL)            IN        Computer Operator             3475
23677     Leverty, Lana                 IN        SR. Computer Operator         3473
5830      Carter, Michael               IN        Computer Operator             3475
2422      Janssens, Charles             IN        SR. Computer Operator         3475
10748     Boho, Grant                   IN        Computer Operator             3475







Confidential                                 Confidential             6/11/96,+

                                      Exhibit 29



EMP#      NAME                STATUS    JOB TITLE                     DEPT#

UNISYS OPERATIONS

10740     Berscheit, Stanley  IN        Mgr, Data Center Ops          3485
11039     Lucier, James       IN        Supervisor Operations         3485
12100     Jacobson, Peter     IN        Lead Computer Operator        3485
7746      Frett, Daryl        IN        Lead Computer Operator        3485
14471     Buscher, James      IN        SR Computer Operator          3485
7107      TBH (KOLASA REPL)   IN        SR. Computer Operator         3485
8122      Moerke, David       IN        SR. Computer Operator         3485
9476      Orth, Kevin         IN        Computer Operator             3495
20279     Dillon, Michael     IN        SR. Computer Operator         3485
24220     Miller, Pda         IN        Computer Operator             3485
New Hire  Prifrel,Julie       IN        Computer Operator             3485
          New Hire            IN        Computer Operator             3485






Confidential                                 Confidential             6/11/96,+

                                      Exhibit 29



EMP#      NAME           STATUS         JOB TITLE                     DEPT#

SERVICE CENTER

5688      TBH            IN             Problem/Change Admin          3495

This depament includes 9 contracted resources which are out of scope







Confidential                                 Confidential             6/11/96,+

                                      Exhibit 29



EMP# NAME                     STATUS    JOB TITLE                          DEPT#

ADMINISTRATION/CLIENT SERVICES MANAGEMENT

     Lynn, Anne Groebner      IN        Director, Computer Services        3400
     New Hire                 IN        CI/Service level analyst           3400
     TBH                      IN        Admin Asst.                        3000







Confidential                                 Confidential             6/11/96,+

                                      Exhibit 29




EMP#      NAME                STATUS    JOB TITLE                          DEPT#

ADMINISTRATIVE

13783     Bolton, Jeffrey     IN        Lead Technical Communicator        3400
15379     Zukor, Lee          IN        Assoc. Technical Communicator      3400





Confidential                                 Confidential             6/11/96,+

                                     EXHIBIT 30

                                        COLA

18.06 Adjustment to Charges

a)   UHS shall pay Unisys the Monthly Base Charge in accordance with Exhibit 11.

b) The Monthly Base Charge payable by UHS under Section 18.06 of this Agreement will be adjusted on an annual basis as follows:

(i)  DEFINITIONS.  For purposes of this Section 18.06:

     A) "CPI" shall mean the Consumer Price Index for All Urban Consumers, U.S. City Average, for All Items ( 1982~1984 = 100), as published by the Bureau of Labor Statistics of the U.S. Department of Labor.
     B) "Base CPI" shall mean the CPI published as final by the Bureau of Labor Statistics for December of the second year preceding the year in which an adjustment calculation is made.
     C) "Base Date" shall mean January 31 of the year in which an adjustment calculation is made.
     D) "Current CPI" shall mean, with respect to the Base Date, the CPI published as final by the Bureau of Labor Statistics for December of the previous calendar year.
     E) "Net CPI" shall mean, with respect to the Base Date, the Current CPI date minus the Base CPI.
     F) "Percentage Change" shall mean, with respect to the Base Date, the Net CPI for that date divided by the Base CPI.

(ii) ANNUAL ADJUSTMENT. The Monthly Base Charge, as then previously adjusted pursuant to this annual adjustment methodology, will be adjusted, prospectively, effective as of each Base Date as follows:

***

(iii) CPI REPLACEMENT. In the event that the Bureau of Labor Statistics stops publishing the CPI or substantial changes the content or format of the CPI, Unisys and Client will substitute another comparable measure published by a mutually agreeable source; provided, however, that if the change is merely to redefine the base period for the CPI from 1984-1986 to some other period, Unisys and Client will continue to use the CPI but will, if necessary, convert either the






*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule Rule 24b-2 of the Securities and Exchange Act of 1934, as amended.

Current CPI or the Base CPI or the Base CPI to the same basis as the other by multiplying such CPI by the appropriate conversion factor.

                                     EXHIBIT 31

Below is an outline of the process outlining the evolution of pricing structure for the Agreement:

***



Variable Pricing Guiding Principles





*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

***










*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                                    EXHIBIT 31-1

                       UNISYS OUTSOURCING RATE CARD PROPOSAL
                               BASE VOLUMES AND RATES



METRIC                                    1997           1998           1999           2000           2001           2002
-----------------------------------------------------------------------------------------------------------------------------
UNISYS CPU USAGE*   BASE VOLUME           5,368.81       5,368.81       5,368.81       5,368.81       5,368.81       5,368.81
(HOURS)             BASE RATE               ***            ***            ***            ***            ***            ***
                    RATE REDUCTION                         ***            ***            ***            ***            ***
-----------------------------------------------------------------------------------------------------------------------------
***

UNISYS DISK USAGE   BASE VOLUME             677.11         677.11         677.11         677.11         677.11         677.11
(GB)                BASE RATE               ***            ***            ***            ***            ***            ***
                    RATE REDUCTION                         ***            ***            ***            ***            ***
-----------------------------------------------------------------------------------------------------------------------------
UNISYS TAPE USAGE   BASE VOLUME          35,553.00      35,553.00      35,553.00      35,553.00      35,553.00      35,553.00
(MOUNTS)            BASE RATE               ***            ***            ***            ***            ***            ***
                    RATE REDUCTION                         ***            ***            ***            ***            ***
-----------------------------------------------------------------------------------------------------------------------------
IBM MIPS            BASE VOLUME             231.00         231.00         231.00         231.00         231.00         231.00
(MIPS)              BASE RATE               ***            ***            ***            ***            ***            ***
                    RATE REDUCTION                         ***            ***            ***            ***            ***
-----------------------------------------------------------------------------------------------------------------------------
IBM DISK USAGE      BASE VOLUME           1,300.00       1,300.00       1,300.00       1,300.00       1,300.00      1,300.00
(GB)                BASE RATE               ***            ***            ***            ***            ***            ***
                    RATE REDUCTION                         ***            ***            ***            ***            ***
-----------------------------------------------------------------------------------------------------------------------------
IBM TAPE MOUNTS     BASE VOLUME          33,000.00      33,000.00      33,000.00      33,000.00      33,000.00      33,000.00
(MOUNTS)            BASE RATE               ***            ***            ***            ***            ***            ***
                    RATE REDUCTION                         ***            ***            ***            ***            ***
-----------------------------------------------------------------------------------------------------------------------------

COLA                                                       ***            ***            ***            ***            ***
CREDIT % ON BASE RATE FOR UNUSED UNITS      ***            ***            ***            ***            ***            ***


METRIC                                    2003           2004           2005
---------------------------------------------------------------------------------
UNISYS CPU USAGE*   BASE VOLUME           5,368.81       5,368.81       5,368.81
(HOURS)             BASE RATE               ***            ***            ***
                    RATE REDUCTION          ***            ***            ***
---------------------------------------------------------------------------------
***

UNISYS DISK USAGE   BASE VOLUME             677.11         677.11         677.11
(GB)                BASE RATE               ***            ***            ***
                    RATE REDUCTION          ***            ***            ***
---------------------------------------------------------------------------------
UNISYS TAPE USAGE   BASE VOLUME          35,553.00      35,553.00      35,553.00
(MOUNTS)            BASE RATE               ***            ***            ***
                    RATE REDUCTION          ***            ***            ***
---------------------------------------------------------------------------------
IBM MIPS            BASE VOLUME             231.00         231.00         231.00
(MIPS)              BASE RATE               ***            ***            ***
                    RATE REDUCTION          ***            ***            ***
---------------------------------------------------------------------------------
IBM DISK USAGE      BASE VOLUME           1,300.00       1,300.00       1,300.00
(GB)                BASE RATE               ***            ***            ***
                    RATE REDUCTION          ***            ***            ***
---------------------------------------------------------------------------------
IBM TAPE MOUNTS     BASE VOLUME          33,000.00      33,000.00      33,000.00
(MOUNTS)            BASE RATE               ***            ***            ***
                    RATE REDUCTION          ***            ***            ***
---------------------------------------------------------------------------------

COLA                                        ***            ***            ***
CREDIT % ON BASE RATE FOR UNUSED UNITS      ***            ***            ***


                                                  VOLUME DISCOUNT RATES
* A SERIES, CLEARPATH FAMILY            GREATER OF                        % OF
                                          EQUAL TO     LESS THAN      DISCOUNT
                                          --------     ---------      --------
                                        0%                 100%       ***
                                        100%               105%       ***
                                        105%               110%       ***
                                        110%               115%       ***
                                        115%               120%       ***
                                        120%               125%       ***
                                        125% and over                 ***

*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                             EXHIBIT 31-2

                              LEASE/DEPRECIATION CHARGES


UNIX PROCESSORS:    STYLE       SERIAL   1996   1997    1998   1999    2000   2001    2002   2003    2004   2005   TOTAL
---------------     -----       ------   ----   ----    ----   ----    ----   ----    ----   ----    ----   ----   -----
ABACUS           7013-J30      2652250    ***    ***     ***    ***       -      -       -      -       -      -     ***
BAMBAM           7013-39H      2687366    ***    ***     ***    ***       -      -       -      -       -      -     ***
BHDATA1          7013-59H      2648757    ***    ***     ***    ***       -      -       -      -       -      -     ***
BHDATA2          7013-59H      2651771    ***    ***     ***    ***       -      -       -      -       -      -     ***
BAMBAM           7013-39H      2687366    ***    ***     ***    ***       -      -       -      -       -      -     ***
BHFUNC1          7013-580      2639063    ***    ***     ***    ***       -      -       -      -       -      -     ***
BIS1             7013-590      2646076    ***    ***     ***    ***       -      -       -      -       -      -     ***
BIS3             7013-J30      2654414    ***    ***     ***    ***       -      -       -      -       -      -     ***
CALVIN           7013-591      2641001    ***    ***     ***    ***       -      -       -      -       -      -     ***
CEREBUS          7012-G30      2687935    ***    ***     ***    ***       -      -       -      -       -      -     ***
BAMBAM           7013-39H      2687366    ***    ***     ***    ***       -      -       -      -       -      -     ***
BAMBAM           7013-39H      2687366    ***    ***     ***    ***       -      -       -      -       -      -     ***
GAR              7013-690      2646104    ***    ***     ***    ***       -      -       -      -       -      -     ***
HOBBES           7013-590      2643186    ***    ***     ***    ***       -      -       -      -       -      -     ***
KAZOO            7013-J40      2646969    ***    ***     ***    ***       -      -       -      -       -      -     ***
KESTREL          U6000/65    414171439    ***    ***     ***    ***       -      -       -      -       -      -     ***
ORION            7013-59H      2650200    ***    ***     ***    ***       -      -       -      -       -      -     ***
OSPRAY           U6000/65    414171652    ***    ***     ***    ***       -      -       -      -       -      -     ***
PEGASUS          7013-J30      2650254    ***    ***     ***    ***       -      -       -      -       -      -     ***
PIRANHA          7013-550      2621567    ***    ***     ***    ***       -      -       -      -       -      -     ***
POLARIS          7013-590      2650490    ***    ***     ***    ***       -      -       -      -       -      -     ***
STARFISH         7013-J30      2653745    ***    ***     ***    ***       -      -       -      -       -      -     ***
BAMBAM           7013-39H      2687366    ***    ***     ***    ***       -      -       -      -       -      -     ***
ROHCS1           7013-580      2639286    ***    ***     ***    ***       -      -       -      -       -      -     ***
SUSIE            7013-59H      2649667    ***    ***     ***    ***       -      -       -      -       -      -     ***
TOKAY            7013-59H      2648268    ***    ***     ***    ***       -      -       -      -       -      -     ***
DUKE             7013-590      1640842    ***    ***     ***    ***       -      -       -      -       -      -     ***
TOPGUN           7013-590      2640841    ***    ***     ***    ***       -      -       -      -       -      -     ***
UHC16A5          7013-59H      2648392    ***    ***     ***    ***       -      -       -      -       -      -     ***
VIPER            7013-590      2641251    ***    ***     ***    ***       -      -       -      -       -      -     ***
ZUHL             7013-590       264373    ***    ***     ***    ***       -      -       -      -       -      -     ***
                                      -----------------------------------------------------------------------------------
   S/T BASE SYSTEMS                       ***    ***     ***    ***       -      -       -      -       -      -     ***
                                      -----------------------------------------------------------------------------------


PIKE             7013-J40      2655199    ***    ***     ***    ***     ***      -       -      -       -      -     ***
VIPER2           7013-J40      2656294    ***    ***     ***    ***     ***      -       -      -       -      -     ***
TOMCAT           7013-J40      2656295    ***    ***     ***    ***     ***      -       -      -       -      -     ***
POSEIDON         7013-J30      2653583    ***    ***     ***    ***     ***      -       -      -       -      -     ***
                                      -----------------------------------------------------------------------------------
   S/T 1996 GROWTH SYSTEMS                ***    ***     ***    ***     ***      -       -      -       -      -     ***
                                      -----------------------------------------------------------------------------------

TOTAL UNIX                                ***    ***     ***    ***     ***      -       -      -       -      -     ***
                                      -----------------------------------------------------------------------------------
                                      -----------------------------------------------------------------------------------



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                                 EXHIBIT 31-2



UNIX                                  TOTAL CHARGES
PROCESSORS:      STYLE       SERIAL  JAN-97   FEB-97  MAR-97 APR-97  MAY-97  JUN-97  JUL-97 AUG-97  SEP-97 OCT-97  NOV-97   DEC-97
----------       -----       ------  ------   ------  ------ ------  ------  ------  ------ ------  ------ ------  ------   ------
ABACUS        7013-J30      2652250     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BAMBAM        7013-39H      2687366     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BHDATA1       7013-59H      2648757     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BHDATA2       7013-59H      2651771     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BHFUNC1       7013-580      2639063     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BIS1          7013-590      2646076     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BIS3          7013-J30      2654414     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
CALVIN        7013-591      2641001     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
CEREBUS       7012-G30      2687935     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
FILLET        7013-59H      2649881     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
GAR           7013-690      2646104     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
HOBBES        7013-590      2643186     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
KAZOO         7013-J40      2646969     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
KESTREL       U6000/65    414171439     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
ORION         7013-59H      2650200     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
OSPRAY        U6000/65    414171652     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
PEGASUS       7013-J30      2650254     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
PIRANHA       7013-550      2621567     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
POLARIS       7013-590      2650490     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
STARFISH      7013-J30      2653745     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
ROHCS1        7013-580      2639286     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
SUSIE         7013-59H      2649667     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
TOKAY         7013-59H      2648268     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
DUKE          7013-590      1640842     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
TOPGUN        7013-590      2640841     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
UHC16A5       7013-59H      2648392     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
VIPER         7013-590      2641252     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
ZUHL          7013-590      2643731     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
                                   ------------------------------------------------------------------------------------------------
   S/T BASE SYSTEMS                     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
                                   ------------------------------------------------------------------------------------------------

PIKE          7013-J40      2655199     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
VIPER2        7013-J40      2656294     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
TOMCAT        7013-J40      2656295     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
POSEIDON      7013-J30      2653583     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
-----------------------------------------------------------------------------------------------------------------------------------
   S/T 1996 GROWTH SYSTEMS              ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
                                   ------------------------------------------------------------------------------------------------

TOTAL UNIX                              ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
                                   ------------------------------------------------------------------------------------------------
                                   ------------------------------------------------------------------------------------------------



                                     PAGE 1 OF 1


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                          EXHIBIT 31-2

                            LEASE & DEPRECIATION RECOVERY


UNIX
PROCESSORS:      STYLE       SERIAL  JAN-97   FEB-97  MAR-97 APR-97  MAY-97  JUN-97  JUL-97 AUG-97  SEP-97 OCT-97  NOV-97   DEC-97
----------       ------      ------  ------   ------  ------ ------  ------  ------  ------ ------  ------ ------  ------   ------
ABACUS        7013-J30      2652250     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BAMBAM        7013-39H      2687366     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BHDATA1       7013-59H      2648757     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BHDATA2       7013-59H      2651771     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BHFUNC1       7013-580      2639063     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BIS1          7013-590      2646076     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
BIS3          7013-J30      2654414     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
CALVIN        7013-591      2641001     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
CEREBUS       7012-G30      2687935     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
FILLET        7013-59H      2649881     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
GAR           7013-690      2646104     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
HOBBES        7013-590      2643186     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
KAZOO         7013-J40      2646969     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
KESTREL       U6000/65    414171439     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
ORION         7013-59H      2650200     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
OSPRAY        U6000/65    414171652     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
PEGASUS       7013-J30      2650254     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
PIRANHA       7013-550      2621567     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
POLARIS       7013-590      2650490     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
STARFISH      7013-J30      2653745     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
ROHCS1        7013-580      2639286     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
SUSIE         7013-59H      2649667     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
TOKAY         7013-59H      2648268     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
DUKE          7013-590      1640842     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
TOPGUN        7013-590      2640841     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
UHC16A5       7013-59H      2648392     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
VIPER         7013-590      2641252     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
ZUHL          7013-590      2643731     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
                                   -----------------------------------------------------------------------------------------------
   S/T BASE SYSTEMS                     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
                                   -----------------------------------------------------------------------------------------------

PIKE          7013-J40      2655199     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
VIPER2        7013-J40      2656294     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
TOMCAT        7013-J40      2656295     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
POSEIDON      7013-J30      2653583     ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
                                   -----------------------------------------------------------------------------------------------
   S/T 1996 GROWTH SYSTEMS              ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
                                   -----------------------------------------------------------------------------------------------

TOTAL UNIX                              ***      ***     ***    ***     ***     ***     ***    ***     ***    ***     ***      ***
                                   -----------------------------------------------------------------------------------------------
                                   -----------------------------------------------------------------------------------------------



                                     PAGE 1 OF 1


*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                          EXHIBIT 31-2
                                    TOTAL CHARGES


UNIX
PROCESSORS:         STYLE       SERIAL   1996   1997    1998   1999    2000   2001    2002   2003    2004   2005   TOTAL
----------          -----       ------   ----   ----    ----   ----    ----   ----    ----   ----    ----   ----   -----
ABACUS           7013-J30      2652250    ***    ***     ***    ***       -      -       -      -       -      -     ***
BAMBAM           7013-39H      2687366    ***    ***     ***    ***       -      -       -      -       -      -     ***
BHDATA1          7013-59H      2648757    ***    ***     ***    ***       -      -       -      -       -      -     ***
BHDATA2          7013-59H      2651771    ***    ***     ***    ***       -      -       -      -       -      -     ***
BHFUNC1          7013-580      2639063    ***    ***     ***    ***       -      -       -      -       -      -     ***
BIS1             7013-590      2646076    ***    ***     ***    ***       -      -       -      -       -      -     ***
BIS3             7013-J30      2654414    ***    ***     ***    ***       -      -       -      -       -      -     ***
CALVIN           7013-591      2641001    ***    ***     ***    ***       -      -       -      -       -      -     ***
CEREBUS          7012-G30      2687935    ***    ***     ***    ***       -      -       -      -       -      -     ***
FILLET           7013-59H      2649881    ***    ***     ***    ***       -      -       -      -       -      -     ***
GAR              7013-690      2646104    ***    ***     ***    ***       -      -       -      -       -      -     ***
HOBBES           7013-590      2643186    ***    ***     ***    ***       -      -       -      -       -      -     ***
KAZOO            7013-J40      2646969    ***    ***     ***    ***       -      -       -      -       -      -     ***
KESTREL          U6000/65    414171439    ***    ***     ***    ***       -      -       -      -       -      -     ***
ORION            7013-59H      2650200    ***    ***     ***    ***       -      -       -      -       -      -     ***
OSPRAY           U6000/65    414171652    ***    ***     ***    ***       -      -       -      -       -      -     ***
PEGASUS          7013-J30      2650254    ***    ***     ***    ***       -      -       -      -       -      -     ***
PIRANHA          7013-550      2621567    ***    ***     ***    ***       -      -       -      -       -      -     ***
POLARIS          7013-590      2650490    ***    ***     ***    ***       -      -       -      -       -      -     ***
STARFISH         7013-J30      2653745    ***    ***     ***    ***       -      -       -      -       -      -     ***
ROHCS1           7013-580      2639286    ***    ***     ***    ***       -      -       -      -       -      -     ***
SUSIE            7013-59H      2649667    ***    ***     ***    ***       -      -       -      -       -      -     ***
TOKAY            7013-59H      2648268    ***    ***     ***    ***       -      -       -      -       -      -     ***
DUKE             7013-590      1640842    ***    ***     ***    ***       -      -       -      -       -      -     ***
TOPGUN           7013-590      2640841    ***    ***     ***    ***       -      -       -      -       -      -     ***
UHC16A5          7013-59H      2648392    ***    ***     ***    ***       -      -       -      -       -      -     ***
VIPER            7013-590      2641251    ***    ***     ***    ***       -      -       -      -       -      -     ***
ZUHL             7013-590       264373    ***    ***     ***    ***       -      -       -      -       -      -     ***
                                      ----------------------------------------------------------------------------------
      S/T BASE SYSTEMS                    ***    ***     ***    ***       -      -       -      -       -      -     ***
                                      ----------------------------------------------------------------------------------

PIKE             7013-J40      2655199    ***    ***     ***    ***     ***      -       -      -       -      -     ***
VIPER2           7013-J40      2656294    ***    ***     ***    ***     ***      -       -      -       -      -     ***
TOMCAT           7013-J40      2656295    ***    ***     ***    ***     ***      -       -      -       -      -     ***
POSEIDON         7013-J30      2653583    ***    ***     ***    ***     ***      -       -      -       -      -     ***
                                      ----------------------------------------------------------------------------------
    S/T 1996 GROWTH SYSTEMS               ***    ***     ***    ***     ***      -       -      -       -      -     ***
                                      ----------------------------------------------------------------------------------

               TOTAL UNIX                 ***    ***     ***    ***     ***      -       -      -       -      -     ***
                                      ----------------------------------------------------------------------------------
                                      ----------------------------------------------------------------------------------



                                     PAGE 1 OF 1



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                            BASE CHANGES - VOLUME AND RATE

If the actual unit volume consumed for a specific category exceeds or falls below the base by 40% or more for three consecutive months, the Account Executives shall negotiate an adjustment to the base volume and base rate. The principles underlying this adjustment would be that the adjusted base volume would not exceed the prior 90 day average volume and the adjusted base rate would not exceed the prior 90 day unit average.

If the actual unit volume for three consecutive months is 0 and the forecast for the next 3 months is also 0, the base volume for that particular metric will be set at 0.

                                VOLUME DISCOUNT RATES

The volume discount percentages apply only to the units in the range for that particular percentage. For example, if the actual volume is 114% of the base, the units below 100% receive no discount, the units between 100 - 105% receive 6%, the units between 105 - 110% receive 10% and the units between 100 - 115% receive 15%.

                      CREDITS FOR UNUSED UNITS BELOW BASE VOLUME

Credits for unused units below the base volume will be granted only for unused units that have been forecasted. No credits be given for unused units below the forecast. For example, if the forecasted volume is 75% of the base and the actual volume is 65% of the base, then credits for the unused units between 75% and 100% of the base volume will be granted per the schedule. No credits will be given for units between 65% and 75%. However, if in the same example the actual volume is 80%, credits are granted for the units between 80% and 100%.

If the volume consumed for a category falls below the base, then the amount billed will equal the base units times the base rate for that period with a credit for each unused unit below the base, providing the forecasted volume was below the actual volume. The amount of the credit is a percentage of the base rate to be determined according to the rate card schedule.

                                   MINIMUM CHARGES
ALL PERIODS
If the base volume falls below 60% of the initial base volume for a particular category, for example "Unisys CPU Hour" and the UHS volume forecast for that category is flat or projecting continued decline, the Account Executives for Unisys and UHS will jointly agree on a revised rate card for that category as well as a one-time charge for the reduced capacity requirement, or if UHS reassigns the volume of one product family (IBM, Unisys, UNIX) to other product families supported by Unisys, the Account Executives for Unisys and UHS will jointly agree on an appropriate one-time charge for the eliminated capacity requirement. This charge will be supported by Unisys and limited to the remaining Unisys book value of capitalized assets as of the month of termination less any remaining fair market value of associated equipment, early termination penalties and/or notice period requirements on hardware and software maintenance contracts and redeployment costs of affected human resources.

INITIAL 48 MONTHS
Rate Card based charges (Total of Unisys, IBM and UNIX/NT) will not fall below the "contract to date" values contained in Exhibit 11 of the Agreement.

AFTER MONTH 48

Rate Card based charges (Total of Unisys, IBM and UNIX/NT) will not fall below the "contract to date" values contained in Exhibit 11 of the agreement.

If UHS reassigns the volume of one product family (IBM, Unisys, UNIX) to another vendor, the Account Executives for Unisys and UHS will jointly agree on an appropriate one-time charge for the eliminated capacity requirement. This charge will be supported by Unisys and limited to the remaining Unisys book value of capitalized assets as of the month of termination less any remaining fair market value of associated equipment, early termination penalties and/or notice period requirements on hardware and software maintenance contracts and redeployment costs of affected human resources.

The one-time charge referenced above replaces the product family (IBM, Unisys, UNIX) termination charges contained in Exhibit 17 of the Agreement.

If UHS reassigns the volume of all product families (IBM, Unisys, UNIX/NT) to another vendor, the Termination Charges from Exhibit 17 of the Agreement are applicable.

Unisys and UHS agree that the standard depreciation schedule for calculation of Unisys book value for capitalized assets will be 4 years. Exceptions will be authorized if both parties agree in advance.


                                         UNIX

END OF TERM:

BASE SYSTEMS

Effective with January, 1998, Unisys will provide a 90 day notice UHS on systems reaching the end of their initial term. The initial notification will include all systems which were fully depreciated by December, 1997. UHS has the option to terminate, replace, or extend systems at the end of their initial term. If the system is terminated, Unisys will discontinue charges after the initial term. If the system is replaced, Unisys will discontinue all capital costs effective with the end of initial term and discontinue the remaining charges with deinstallation of the system. If the system is to be extended as configured, Unisys will submit a new quote for the system without capital costs.

GROWTH SYSTEMS

At 90 days prior to the end of their term as defined in the ASR document, Unisys will notify UHS of the end of the initial agreement. UHS has the option to terminate, replace or extend systems after their individual term. If the system is terminated, Unisys will discontinue all future charges after the initial term. If the system is replaced, Unisys will discontinue all capital costs effective with the first month after the initial term and discontinue the remaining charges with deinstallation of the system. If the system is to be extended as configured, Unisys will submit a new quote for the system without capital costs.

EARLY TERMINATION

With a 90 day notice, UHS will be allowed to terminate UNIX systems prior to the end of their term by paying Unisys an "Early Termination Charge" equal to the remaining Unisys book value as of the month of termination less any remaining fair market value.

                                   VOLUME FORECAST

United HealthCare Services will provide Unisys with a 12 month consumption forecast for all mainframe metrics on a quarterly basis. That forecast will be delivered on the 15th of the final month of each quarter (March, June, September and December).

UHS FORECASTING AND BILLING METRICS

The following metrics will be used for forecasting and Billing Consumption.

A SERIES/CLEARPATH MACHINES

A SERIES/CLEARPATH DISK FORECASTING/BILLING METRICS

FORECASTING AND MEASURING

     Metrics to be used       1.   Average gigabytes allocated (total for each
                                   system)(1)
                              2.   Maximum gigabytes allocated any time within a
                                   month (total for each system)(1)

     Unit of Measure          Gigabytes of Fault tolerant disk

     How computed
Viewpoint will monitor disk usage by taking snapshots of the disk usage each minute. These minutely samples are automatically consolidated into summary records by Viewpoint (e.g., 15 minute, hourly and daily records). On a monthly basis, the average disk allocated and the maximum disk allocated for each pack family at any point during that month will be reported from data in the daily summary records.

     What forecasted               Concept:  all non-system related disk
                                   requirements will be forecasted by UHS.
                                   (System related disk requirements will be a computed factor and not forecasted by UHS).

                                   Specific pack families that need to be
                                   included in UHS forecast number:

                                   PRODUCTION SYSTEMS:
                                   -    All database families
                                   -    ARCPK
                                   -    DSSPK
                                   -    LAGPK
                                   -    RAMPK
                                   -    DBPACK
                                   -    CODEPACK
                                   -    PRTBKUP
                                   -    FLATPACK
                                   -    SORTPACK
                                   -    WFMPACK

                                   DEVELOPMENT SYSTEMS
                                   -    DISK
                                   -    DEVPACK
                                   -    DEVDBPK

                                   -    SRCPACK
                                   -    PACK
                                   -    GENPK
                                   -    AUDIT1
                                   -    LOGPACK

     Missing Viewpoint Data        In the event that Viewpoint data is missing
                                   or corrupted for any given time period
                                   (minute, 15 minute, hour, day, etc.), Unisys will average the data from the previous good time period with the following good time period. For example, if 14 minutes of data are missing, Unisys would average the previous 15 minute sample with the next 15 minute sample to compute an average for the missing period. If 23 hours of data was missing, the previous and next daily samples would be used to compute an average.

                                   Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

(1) This will be computed from the A Series statistic "sectors in use." The formula to convert to Gigabytes Allocated = sectors in use * ***

BILLING UNITS

The billing metric will be the sum of the maximum gigabytes allocated (as defined above) for each forecasted pack family, for each system, within each month.

*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                                                    EXHIBIT 31-3

A SERIES/CLEARPATH PROCESSOR FORECASTING/BILLING METRICS

Forecasting and Measuring

Forecasting metric to be used      Total Application CPU
                                   Hours/Month/Workgroup (database)
                                   forecasted on machine that the database
                                   is running on.(1)
Unit of Measure                    Viewpoint will capture processor
                                   utilization statistics for the various
                                   workgroups.  The utilization statistics
                                   for multi-processor A18's need to be
                                   converted into a common metric (A18- 1x
                                   Application CPU hours) for that class of
                                   machine.(2)  Different processor classes
                                   (e.g., A19) will require a conversion
                                   factor to produce compatible hourly
                                   projections.  The Relative Performance
                                   Measure (RPM) as reported by Unisys
                                   product specifications will be used to
                                   make this conversion.
How forecasted and measured        Computed and tracked via Viewpoint CPU
                                   USER PERCENT samples
When computed                      Viewpoint will monitor processor usage
                                   by taking snapshots of the usage each
                                   minute.  These minutely samples are
                                   automatically consolidated into summary
                                   records by Viewpoint (e.g., 15 minutes,
                                   hourly and daily records).  The daily
                                   records will be used in computing total
                                   monthly usage.
What forecasted/measured           A workgroup will be defined for each
                                   database.

                                   For the production machines, one total
                                   will be forecasted for each database
                                   plus one total for "OTHER."  OTHER will
                                   contain programs that aren't easily
                                   broken out by database even though their time may be attributable to a particular database.(3)

                                   For the development machines, one
                                   monthly total for everything will be
                                   provided.
What programs are included/        Since UHS has several thousand programs
excluded from forecast             running in production on the various
                                   machines under various usercodes, and
                                   the list of programs change on a
                                   frequent basis, an inclusive list of all programs would be unmanageable.

                                   Excluded programs are:

                                   SYSTEM/A=, A TO A Routers
                                   SYSTEM/U=, U to A Routers
                                   SYSTEM/CO=, SYSTEM/COMS
                                   SYSTEM/CA=, SYSTEM/CANDE
                                   SYSTEM/CC=, Application to Appl calls
                                   (PROD)SYSTEM/=. A to A, U to A
                                   (PROD)CCF/=, ---
Missing Viewpoint Data             In the event that Viewpoint data is
                                   missing or corrupted for any given time
                                   period (minute, 15 minute, hour, day,
                                   etc.), Unisys will average the data from the previous good time period with the following good time period. For example, if 4 minutes of data are missing, Unisys would average the previous 15 minute sample with the next 15 minute sample to compute an average for the missing period. If 23 hours of data are missing, the previous and next daily samples would be used to compute an average.

                                   Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

(1)  -    When available, the forecast should include a breakout by div within a database
(2)  -    The formula for computing the daily Application CPU hours will be:
          Processor Utilization Percentage * hours/day * # of processors. For example, if a A18-3x has
          ***
(3)  -    OTHER will be defined in Viewpoint as all programs not included in the database workgroups except for the programs specifically excluded from the forecast (as noted above).

BILLING UNITS

Total application CPU hours per month for all A SERIES machines

MACHINE/RESOURCE UTILIZATION

In general, for an on-line oriented machine, as the machine utilization approaches saturation, technical support requirements increase exponentially. Efficient and cost effective computer operations requires executing the hardware resources at the highest level possible that doesn't require oppressive human intervention. The billing rates will be based on a best fir of machine utilization and technical resource utilization.

Conversation Factor

Since a variety of processor speeds/models are in use by UHS and it is expected that new processor speeds/models will be used, a conversion must be done to convert application CPU hours on all machines to a common metric. The conversation factor is the multiplier that will be applied to convert that machine to A18 - 1x Application CPU hours (the base metric). For example, ***

Machine Style   Conversion Factor
A18 - all models              ***
A16-82L                       ***
A19 - all models              ***
NX4801                        ***

BILLING REPORTING

Unisys and UHS have defined workgroups into which the Viewpoint data will be defined. The hours in these workgroups will be converted to a common metric and summed monthly to provide the total Application CPU hours used. One workgroup exists for each A Series database plus one workgroup for all applications ("OTHER") that don't easily fit into a database workgroup. Unisys will provide billing detail at the summarized workgroup level.

*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

A SERIES/CLEARPATH MEDIA MOUNTS FORECASTING/BILLING METRICS

The total of all media mounts (tape, CD-ROMS, etc.) will be forecast. Actual numbers will be calculated using OPCON statistics.

IBM ES9000 MACHINE - CURRENTLY IN EFFECT

DISK FORECASTING/BILLING METRICS

Metric to be used             Total disk available on system
Unit of Measure               Gigabytes of non-fault tolerant disk
How computed                  Total gigabytes of all the disk connected to the
                              system.
When computed                 Each time additional disk is added to system.
What forecasted               The available disk will be forecasted into the
                              following categories:

                                   -  System Requirements
                                   -  Financial Production and Test
                                   -  Dental Systems
                                   -  Center Files
                                   -  DPS Files
                                   -  Other: Infopac, Other Prd, Temp, Work, ML1
                                   -  DSS Production and Management
                                   -  Available

BILLING UNITS

The forecasted disk usage number will assume all disk is non-fault tolerant.
Any other type of disk purchase requested by UHS will be handled as an exception to Variable Pricing.

The billing metric will be the total disk space available on the system.

IBM PROCESSOR FORECASTING/BILLING METRICS

FORECASTING AND MEASURING

Forecasting metric to be used      Maximum MIPS available on system
Unit of Measure                    MIPS as defined by IBM product specifications
What forecasted/measured           Entire system
What programs are excluded
  from forecast                    None

BILLING UNITS

Maximum MIPS available on machine

IBM MEDIA MOUNTS FORECASTING/BILLING METRICS

The total of all media mounts (tape, CD-ROMS, etc.) will be forecast. Actual numbers will be calculated using OPCON statistics.

IBM ES9000 MACHINE - DRAFT PROPOSAL

DISK FORECASTING/BILLING METRICS

Metric to be used                  Maximum GB used within month

Unit of Measure                    Gigabytes of fault tolerant disk(1)

How computed                       The DCOLLECT tool will run multiple times per
                                   day capturing the maximum disk used in each of the disk pools plus the SPOOL and Migration volumes.(2) At the end of the month, the maximum GB of disk for the month will be computed using this formula:

                                   Max GB consumed -
                                        max (SPOOL/Migration) + max (pool 1) +
                                        max (pool 2)
                                   + xxx + (pool n)

                                   where the "max" will be the highest value recorded for that pool at any time within the month and "n" will be the last pool being forecasted.

                                   For example:  if 2 pools are being used in
                                   the computation:
                                   Pool 1:6/1@ 12:00 = 90 GB
                                   ...
                                   Pool 1:6/12@ 12:00 = 100 GB
                                   Pool 1:6/12@ 18:00 = 110 GB
                                   ...
                                   Pool 1:6/30@ 18:00 = 95 GB

                                   Pool 2:6/1@ 12:00 = 190 GB
                                   ...
                                   Pool 2:6/15@ 12:00 = 200 GB
                                   ...
                                   Pool 2:6/1@ 12:00 = 1095GB

                                   The maximum for pool 1 = 110 GB and the
                                   maximum for pool 2 = 200 GB.  The Max Disk
                                   Consumed metric reported for the month would be 310 GB.

DCOLLECT Run Frequency             To be run as needed.(3)

Pools forecasted/Used
  in Computation                   POOLS:

                                   CENTER1
                                   CENTER2
                                   HEDIS
                                   DBDSST
                                   DBDSSP
                                   DBTECH
                                   DENTAL
                                   DPSCENTR
                                   DSSPROD
                                   DSSTEST
                                   EPIS
                                   FINPROD
                                   FINTEST
                                   INFOPAC
                                   PROD
                                   TEMP
                                   TEST
                                   UMWA

                                   OTHER VOLUMES:
                                   All volumes associate with SPOOL and
                                   Migration (currently MLxxxxpqcks).

Missing Data                       In the event that data is missing or
                                   corrupted for any given time, Unisys will average the data from the previous good time period with the following good time period.
                                   For example, if a 4 hour collection period is used and if 4 hours of data are missing, Unisys would average the previous 4 hour sample with the next 4 hour sample to compute an average for the missing period.

                                   Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

Data Retention                     The summarized daily information will be kept
                                   for one year.



(1) - BILLING UNITS

The forecasted disk usage number will assume all disk is fault tolerant. Any other type of disk purchase requested by UHS may be handled as an exception to Variable Pricing by Unisys.

(2) - SPOOL AND MIGRATION VOLUMES

Although the SPOOL and Migration volumes are not true "pools," the amount of space consumed on these packs is directly related to the retention setting requested by UHS>

(3) - DCOLLECT Frequency

Unisys will initially run this tool once per hour. Since the CPU consumption for this product is chargeable to Unisys, Unisys may change the schedule of its use to optimize machine resources.

IBM PROCESSOR FORECASTING/BILLING METRICS

FORECASTING AND MEASURING

Forecasting Metric to be used      Total CPU consumed within selected account
                                   codes by Prime and Off-Prime shifts.

Unit of Measure                    ES9021-340 (1 processor) CPU Hours

What forecasted/measured           All CPU time for the following Account Codes
                                   will be excluded from the consumption totals:

                                   3400 - Unisys Scheduling
                                   3420 - Unisys Operations Analysts
                                   3440 - Unisys Operations, Technical Staff

                                   All CPU time for other account codes will be included.

Prime/Off-Prime Shifts             All Reporting will be done by prime and
                                   off-prime periods using an Interval
                                   Accounting method.(1)
                                   Prime Shift Period: 8AM - 5 PM Central Time,
                                   Monday through Friday except Holidays.
                                   Off-Prime Shift Period: 5:01PM - 7:59AM
                                   Weekdays plus weekends and holidays.

How forecasted and measured        Extract the SMF Type 30 Subtypes 2, 3, and 5
                                   records.  These records will be used to
                                   calculate CPU times using TCB, SRB, HPT and IO. All the data will be contained in a monthly file, and retained for one year.
                                   This file will be kept at the detailed level not summarized at any level, allowing the smallest base of raw data anyone could work from.

Missing Data                       In the event that data is missing or
                                   corrupted for any given time, Unisys will average the data from the previous good time period with the following good time period.
                                   For example, if a 4 hour collection period is used and if 4 hours of data are missing, Unisys would average the previous 4 hour sample with the next 4 hour sample to compute an average for the missing period.

                                   Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

Data Retention                     The summarized daily information will be kept
                                   for one year.

(1) - Interval Accounting: The actual time a job executes within prime shift and off-prime shift will be accounted for separately. For example, assuming prime shift is 8AM to 5PM, and a job runs from 7 AM to 9AM (regardless of when it was submitted), it will accumulate 1 hour of off-prime shift time and 1 hour of prime shift time.

Conversion Factor

Since it is expected that new processor speeds/models will be used, a conversation must be done to convert application CPU hours on all machines to a common metric. The conversation factor is the multiplier that will be applied to convert that machine to ES9021-340 CPU hours (the base metric).

Machine Style            Conversion Factor(2)
ES9021-340                                 1
ES9021-711                              2.66
ES9021-962                              2.66
(2) - Based on Cheryl Watson's Tuning Letter Information

BILLING REPORTING

From the SMF data, Unisys will sum all CPU hours for all appropriate account codes (see prior list). The hours in these Account Codes will be converted to a common metric and summed monthly to provide the total CPU hours consumed.
Unisys will provide two monthly metrics; one metric for total prime shift CPU hours and one metric for off-prime shift CPU hours. Unisys will also provide an EXCEL spreadsheet that contains the detail used to create this report.

IBM MEDIA MOUNTS FORECASTING /BILLING METRICS

Forecasting metric to be used      Total media mounts consumed within selected
                                   account codes.

Unit of Measure                    Count as supplied by SMF records

What forecasted/measured           All media mounts for the following Account
                                   Codes will be excluded from the consumption totals:

                                   3400 - Unisys Scheduling
                                   3420 - Unisys Operations Analysts
                                   3440 - Unisys Operations, Technical Staff

                                   All media mounts for other account codes will be included.

How forecasted and measured        Extract the SMF Type 30 Subtypes 2, 3, and 5
                                   records.  These records will be used to
                                   calculate CPU times using TCB, SRB, HPT and IO. All the data will be contained in a monthly file, and retained for one year.
                                   This file will be kept at the detailed level not summarized at any level, allowing the smallest base of raw data anyone could work from.

Missing Data                       In the event that data is missing or
                                   corrupted for any given time, Unisys will average the data from the previous good time period with the following good time period.
                                   For example, if a 4 hour collection period is used and if 4 hours of data are missing, Unisys would average the previous 4 hour sample with the next 4 hour sample to compute an average for the missing period.

                                   Unisys would clearly report exactly what method and samples it used in computing metrics for any lost period.

Data Retention                     The summarized daily information will be kept
                                   for one year.

                               ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT, dated as of June 1, 1996, by and between UNITED HEALTHCARE SERVICES, INC. ("Seller") and UNISYS CORPORATION ("Buyer").

Seller and Buyer have entered into that certain Information Technology Services Agreement dated as of June 1, 1996 (the "Outsourcing Agreement"). Section 3.17 of the Outsourcing Agreement requires that the parties execute an asset purchase agreement for certain of the assets of Seller.

ACCORDINGLY, the parties hereto hereby agree as follows:

1. Seller, for and in consideration of *** payable as hereinafter provided from Buyer, hereby bargains, sells transfers, assigns, sets over and conveys unto Buyer, its successors and assigns forever, all of the personal property (the "Equipment") (a) identified on either Exhibit 6 or Attachment E to Exhibit 11 of the Outsourcing Agreement and (b) personal computers and related equipment used by the Transitioned Employees identified on Exhibit 29 of the Outsourcing Agreement, to have and to hold the Equipment unto Buyer, its successors and assigns, to its and their own use and behalf forever.

2. Seller hereby affirms, represents and warrants that it has (a) the power and authority to sell the Equipment, and (b) full right, title and interest in the Equipment free and clear from any and all liens, claims and encumbrances of any nature whatsoever arising by, through or under Seller.

3. Seller shall indemnify, defend and hold Buyer harmless from and against any and all claims or liabilities resulting from any misrepresentation by, or breach of warranty, covenant or agreement of Seller set forth herein.

4. Seller, for itself and its successors and assigns, further covenants and agrees to do, execute and deliver, or to cause to be done, executed and delivered, all such further acts, transfers and assurances reasonably requested by Buyer for the better assuring, conveying and confirming unto Buyer and its successors and assigns, all and singularly, the Equipment hereby bargained, sold, assigned, transferred, set over and conveyed.

5. This Asset Purchase Agreement and the representations, warranties and covenants herein contained shall inure to the benefit of and shall be binding upon Buyer and Seller and their respective successors, assigns and transferees and shall survive the execution and delivery hereof.




*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

6. BUYER ACKNOWLEDGES THAT IT IS PURCHASING THE EQUIPMENT "AS IS, WHERE IS." SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE AND NO OTHER WARRANTIES, EXPRESS OF IMPLIED, AND NO REPRESENTATIONS, PROMISES OR STATEMENTS WITH RESPECT TO THE EQUIPMENT EXCEPT THOSE EXPRESSLY CONTAINED IN THE OUTSOURCING AGREEMENT AND THIS ASSET PURCHASE AGREEMENT. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR LOSS OF PROFITS OR INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS ASSET PURCHASE AGREEMENT, WHETHER BASED ON BREACH OF WARRANTY, BREACH OF CONTRACT, NEGLIGENCE OR ANY OTHER LEGAL THEORY.

7. Buyer shall pay the Purchase Prices to Seller in the form of monthly Asset Credits against the Unisys Baseline Charge as set forth in Exhibit 11 of the Outsourcing Agreement. Notwithstanding the foregoing, an amount equal to *** will be deducted from the ***. Each party acknowledges that such *** referenced in Section 1(b) of this Asset Purchase Agreement.

8. Terms used herein but not otherwise defined herein shall have the meaning given them in the Outsourcing Agreement.

IN WITNESS WHEREOF, Seller and Buyer have caused this Asset Purchase Agreement to be executed as of the date first above written.

UNITED HEALTHCARE SERVICES, INC.


By:
     --------------------

Its:
     --------------------


UNISYS CORPORATION


By:
     --------------------

Its:
     --------------------



*** Indicates the omission of confidential information filed separately with the Securities and Exchange Commission in connection with a confidential treatment request made pursuant to Rule 24-b(2) of the Securities and Exchange Act of 1934, as amended.

                                      Exhibit 32


INTRODUCTION

United HealthCare Corporation (UHC) is a national leader in health care management. In the course of their employment, Company employees and contractors are exposed and made privy to confidential information about the Company and its business activities. This information can include medical claims, mergers and acquisitions, and employee salaries. These are all used to implement Company operations. The information can be stored in any medium, such as computer systems, tape, or databases. UHC has expended a great deal of time, energy, and expense in the development and collection of its unique, valuable, and sensitive information. The Company would suffer irreparable harm from any unauthorized disclosure or use of this information.

This policy details document handling for confidential, private and proprietary information and the guidelines for implementing that policy.

AUDIENCE

These policies and procedures are for all UHC employees and contractors who obtain, create, or maintain UHC information, along with their supervisors and management. These policies and procedures apply to any information stored on any tangible medium, including computer-produced paper documents, tapes, microfiche, hard drives, and to all activities using Company computers, networks, and service bureaus.

REVIEW

This information is reviewed and modified as required, with reviews occurring on a regular basis. Please send all recommendations for modification to the Subject Matter Expert (SME).

STANDARD

All UHC confidential, private or proprietary information must be handled in a secure manner, including proper labeling, storage, copying, mailing, disposal and loss notification.

DEFINITIONS

Following are the information classifications established by UHC:

CONFIDENTIAL

CONFIDENTIAL information generally provides the company with significant competitive advantage. Unauthorized disclosure could cause the company significant harm (financial loss, embarrassment, loss of competitive advantage, or possible litigation). Examples are:

-    sensitive management information
-    merger and acquisition information
-    company stock information
-    legal documents
-    underwriting documents

PRIVATE

PRIVATE information relates to individuals. It generally consists of information that is protected by law. Examples are:

-    claims information
-    performance evaluation
-    salary information
-    personal stock options
-    personal savings information

PROPRIETARY

PROPRIETARY information provides the company with a competitive advantage. Unauthorized disclosure is against the company's interests. Examples are:

-    financial information not yet made public
-    product rate information
-    system software or any system developed for business application
-    long range or strategic plans
-    research and development programs

NON-CLASSIFIED

NON-CLASSIFIED information comprises the majority of UHC information. Because it is NON-CLASSIFIED does not mean that access is unlimited. Access is allowed only on a "need-to-know" basis.

GUIDELINES

The general guidelines for ensuring that confidential, private or proprietary information is given adequate security are:

-    Lock up, log off or screen protect computers during interruptions.

-    Label document, envelope, tape or diskette UHC CONFIDENTIAL.

-    Store documents in a locked area when unattended.

-    Owner must authorize all copies.  Do not make unauthorized extra copies.

- For external mailing, use opaque inner envelope marked CONFIDENTIAL and plain unmarked outer envelope.

- For internal mailing, use opaque envelope marked CONFIDENTIAL or sealed with a CONFIDENTIAL seal.

- Paper copies must be shredded or disposed in authorized containers. Diskettes and tapes must be overwritten or disposed in authorized containers.

- Immediately notify the owner and Corporate Security if sensitive information is lost or stolen.